UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07384

                      NICHOLAS APPLEGATE INSTITUTIONAL FUNDS
               (Exact name of registrant as specified in charter)

               600 WEST BROADWAY, 30TH FLOOR, SAN DIEGO, CA 92101
                    (Address of principal executive offices)

                              CHARLES H. FIELD, JR.
                    C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                          600 WEST BROADWAY, 30TH FLOOR
                               SAN DIEGO, CA 92101
                     (Name and address of agent for service)

                                    Copy to:
                               Deborah A. Wussow
                    c/o Nicholas-Applegate Capital Management
                         600 West Broadway, 30th Floor
                              San Diego, CA 92101

	Registrant's telephone number, including area code: (619) 687-2988

			Date of fiscal year end: March 31

		Date of reporting period: March 31, 2006

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.




ITEM 1. REPORTS TO STOCKHOLDERS.

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

MARCH 31, 2006 ANNUAL REPORT

CLASS I, II, III & IV SHARES

U.S. MICRO CAP

U.S. EMERGING GROWTH

U.S. SMALL CAP VALUE

U.S. LARGE CAP VALUE

U.S. SYSTEMATIC LARGE CAP GROWTH

U.S. SYSTEMATIC MIDCAP GROWTH

U.S. CONVERTIBLE

GLOBAL SELECT

INTERNATIONAL GROWTH

INTERNATIONAL GROWTH OPPORTUNITIES

EMERGING MARKETS OPPORTUNITIES

INTERNATIONAL SYSTEMATIC

INTERNATIONAL ALL CAP GROWTH

U.S. HIGH YIELD BOND

[A COMPANY OF ALLIANZ GLOBAL INVESTORS LOGO]

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

Equity markets around the world posted solid gains during the twelve months ended March 31, 2006. The global economy appeared healthy during the year, in spite of a spike in commodity prices and rising interest rates in the United States, Europe and Asia.

In this annual report, we review the performance of the financial markets and your investments over the fiscal year. We also share our view on the dynamics shaping the investment landscape and our outlook for the months ahead.

As 2005 drew to a close, U.S. stock markets flirted with five-year highs. The S&P 500 Index, which measures the performance of large companies, tacked on 11.72% between April 1, 2005 and March 31, 2006. This return, though respectable, trailed the rapid ascension of small company stocks. According to the Russell 2000 Index, which is a fair approximation of the small-cap market, small company shares jumped 25.84% during the same period. Market optimism oscillated over the course of the year, but the positive end-result can be traced back to strong corporate earnings growth amid tame price inflation. The fourth quarter of 2005 capped the tenth consecutive season of double-digit profit growth for S&P 500 companies, and the third-longest such stretch since 1950. Although soaring oil prices produced discomfort, the broader impact to inflation was mild. Outside of food and energy costs, core consumer prices rose just 2.1% in the twelve months to March 31, 2006. Unwelcome, but not unexpected, the Federal Open Market Committee raised short-term lending rates by 0.25% on eight separate occasions during the year.

In developed overseas markets, the MSCI EAFE Index advanced 24.94% in U.S. dollar terms. Performance in local currencies was even higher given the respective 7.10% and 9.41% appreciation of the dollar versus the euro and yen. Japan was the darling of the global investment community in 2005, as the country's economy sprang to life following fifteen years of deflationary malaise. The MSCI Japan Index gained 37.39% during the fiscal year, based on Prime Minister Koizumi's reform-inspired reelection and rising worker wages, consumer prices and industrial production.

The ongoing rally in developing economies stretched into extra innings in 2005, with the MSCI Emerging Markets Index ratcheting up 47.98%. Stocks advanced on a surge in investors' risk appetites, abundant liquidity, improving fundamentals and record commodity prices. Brazil was one of the top performers during the year. Slowing inflation allowed the country's central bank to cut interest rates and prepay debt to the International Monetary Fund. The MSCI Brazil gained 81.99%. Emerging Europe stocks also saw strong gains, propelled forward by integration with the European Union and record-breaking merger and acquisition activity.

Against this backdrop, Nicholas-Applegate Institutional Funds turned in a banner year in terms of both absolute and relative performance and assets under management. All of the funds closed the year in positive territory, with twelve of our fourteen funds outperforming their benchmark on a net-of-fees basis. As fiscal 2005 drew to a close, total fund assets crossed the $1 billion mark, a gain of more than $200 million over the prior twelve months.

We continue to make investments in the depth and breadth of our business. In July 2005 we acquired the international equity arm of Duncan-Hurst Capital Management. The investment professionals who joined us from Duncan-Hurst are already contributing discernible value to our investment process. We welcomed several additional highly qualified individuals to our U.S. and international investment teams during the year, further augmenting our research capabilities and evidencing our commitment to providing shareholders with the highest-caliber talent. In an effort to capitalize on our core competencies and to further address the needs of our clients, we launched two new mutual fund products in 2005, the International Systematic Fund and the International All Cap Growth Fund. Both funds significantly exceeded their benchmarks for the period of inception to March 31, 2006.

Looking ahead, we remain vigilant, but optimistic on the world's equity markets. Although high energy prices will likely dampen growth in 2006, the major economies are fundamentally healthy and poised for continued expansion. In the United States, we expect equities to receive a boost from increasing visibility on an end to Federal Reserve policy firming. Europe's business environment is improving, but upward potential may be handicapped by European Central Bank interest rates hikes. 2006 should be an interesting year for Japanese equities, as reflationary forces in the country take hold. From a corporate standpoint, earnings growth has passed its peak; however, we expect profits to continue expanding at healthy levels. The combination of solid economic and earnings growth bodes well for investors.

Given this environment, we believe larger companies capable of delivering strong earnings growth should once again command premium pricing. Following the conclusion of the last two Federal Reserve tightening cycles, large-cap stocks outperformed small-cap stocks and growth outperformed value during the subsequent twelve-month periods. This transitional phase is ideal for bottom-up security selection, particularly for investing in companies where positive change is translating into increased earnings estimates. We continue to focus our efforts on identifying those companies in a timely manner and buying them for the benefit of our shareholders.

On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the continuing trust you place in us.

Best Regards,

/s/ Horacio A. Valeiras

Horacio A. Valeiras, CFA
President and Chief Investment Officer
March 31, 2006

TABLE OF CONTENTS

THE FUNDS' REVIEW AND OUTLOOK, PERFORMANCE AND SCHEDULE OF INVESTMENTS
   U.S. Micro Cap                                                                  1
   U.S. Emerging Growth                                                            6
   U.S. Small Cap Value                                                           10
   U.S. Large Cap Value                                                           15
   U.S. Systematic Large Cap Growth                                               17
   U.S. Systematic MidCap Growth                                                  20
   U.S. Convertible                                                               23
   Global Select                                                                  27
   International Growth                                                           31
   International Growth Opportunities                                             35
   Emerging Markets Opportunities                                                 39
   International Systematic                                                       43
   International All Cap Growth                                                   46
   U.S. High Yield Bond                                                           50

THE FUNDS':
   Financial Highlights                                                           56
   Statements of Assets and Liabilities                                           62
   Statement of Operations                                                        64
   Statements of Changes in Net Assets                                            66
   Notes to Financial Statements                                                  70
   Report of Independent Registered Public Accounting Firm                        78
   Shareholder Expense Example                                                    79
   Supplementary Information                                                      81

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS FOR NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS CLASS I, II, III & IV SHARES.
DISTRIBUTOR: NICHOLAS-APPLEGATE SECURITIES.

U.S. MICRO CAP FUND

MANAGEMENT TEAM: JOHN C. MCCRAW, Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; MONTIE L. WEISENBERGER, Portfolio Manager; K. MATHEW AXLINE, CFA, Analyst; STEPHEN W. LYFORD, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Micro Cap Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with "micro" market capitalizations that offer superior growth prospects.

MARKET OVERVIEW: After a mixed start during the first three months of fiscal 2005, U.S. equity markets posted three successive quarters of solid, positive returns. Investors endured substantial headwinds during the year, including record oil prices, relentless Federal Reserve rate hikes and an unprecedented Gulf Coast hurricane season. Despite the challenges, broad economic growth continued apace, propelled by a tight job market, robust corporate earnings and restrained core consumer prices.

Market advances were broad-based, with stocks in all major styles and capitalization ranges posting strong gains. On a comparative basis, small-caps significantly outperformed large-caps, while there was no clear favorite in growth versus value.

On January 1, 2006, the Fund changed its benchmark from the Russell 2000 Growth Index to the Russell Microcap Index, to better reflect its investment style. In the nine months to December 31, 2005, energy stocks were the strongest performers within the Russell 2000 Growth Index, as company revenues accelerated on surging oil prices. Consumer-related shares saw the weakest results.

Between January 1, 2006 and March 31, 2006, the best-performing sector in the Russell Microcap Index was materials, followed by information technology. Energy stocks underperformed during the quarter, as gasoline prices retrenched from 2005 highs.

PERFORMANCE: During the twelve months ended March 31, 2006, the Fund's Class I shares advanced 39.04%. This compared favorably to the Russell 2000 Growth Index which rose 27.82% over the same period. From January 1, 2006 to March 31, 2006, the Fund's Class I shares gained 15.81%, outperforming the Fund's new benchmark, the Russell Microcap Index, which rose 14.14%.

PORTFOLIO SPECIFICS: Whether measured against the Russell 2000 Growth Index during the first part of the year, or the Russell Microcap Index during the latter part of the year, Fund outperformance was primarily driven by stock selection.

Between April 1 and December 31, 2005, stock selection was strongest in the consumer discretionary sector, where the Fund return was more than 25% higher than the index return. Within consumer discretionary, weight management product and services firm, NutriSystem, was the best-performing stock, based on rapid customer growth and the success of its Web-based, direct-to-consumer marketing strategy. Not all investments paid off during the period. In particular, positions in the financials and consumer staples sectors generally detracted from relative performance.

From January 1, 2006 through fiscal year-end, the Fund benefited most from overweighting and outperformance in the information technology and industrials sectors. The positions that contributed the most to the Fund's results were consumer staples business The Andersons, Inc. and Insteel Industries. Areas of weakness during the period included stock selection in energy and healthcare.

Although our bottom-up stock selection process resulted in structural portfolio adjustments on a sector and industry level as the year progressed, at period-end, the Fund remained well-diversified across sectors and industries.

MARKET OUTLOOK: The U.S. economy continues to look healthy, despite rising interest rates and cooling in the housing market. Corporate earnings growth is strong, unemployment remains low and in March, consumer confidence touched a three-and-a-half year high. The Federal Reserve will probably hike rates again at the May meeting, but after that, a pause in cyclical tightening seems likely. We believe the Fund is well-positioned to capitalize on changing market conditions.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. MICRO CAP FUND CLASS I AND II SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

               U.S. MICRO CAP FUND CLASS I SHARES     RUSSELL 2000 GROWTH INDEX
7/12/1995                $    250,000                       $    250,000
7/31/1995                $    261,400                       $    259,625
8/31/1995                $    266,200                       $    262,829
9/30/1995                $    275,600                       $    268,240
10/31/1995               $    270,200                       $    255,046
11/30/1995               $    278,200                       $    266,303
12/31/1995               $    287,000                       $    272,205
1/31/1996                $    284,600                       $    269,951
2/29/1996                $    301,400                       $    282,261
3/31/1996                $    317,000                       $    287,841
4/30/1996                $    365,200                       $    309,938
5/31/1996                $    408,800                       $    325,832
6/30/1996                $    371,600                       $    304,659
7/31/1996                $    319,000                       $    267,467
8/31/1996                $    340,600                       $    287,267
9/30/1996                $    359,600                       $    302,061
10/31/1996               $    349,200                       $    289,031
11/30/1996               $    361,193                       $    297,068
12/31/1996               $    369,458                       $    302,861
1/31/1997                $    384,749                       $    310,427
2/28/1997                $    358,920                       $    291,680
3/31/1997                $    329,372                       $    271,096
4/30/1997                $    319,660                       $    267,960
5/31/1997                $    374,831                       $    308,234
6/30/1997                $    408,925                       $    318,686
7/31/1997                $    444,879                       $    335,016
8/31/1997                $    477,320                       $    345,070
9/30/1997                $    522,779                       $    372,606
10/31/1997               $    488,272                       $    350,227
11/30/1997               $    483,440                       $    341,878
12/31/1997               $    480,998                       $    342,069
1/31/1998                $    473,447                       $    337,506
2/28/1998                $    510,089                       $    367,305
3/31/1998                $    556,279                       $    382,713
4/30/1998                $    565,605                       $    385,059
5/31/1998                $    533,406                       $    357,085
6/30/1998                $    542,066                       $    360,734
7/31/1998                $    498,761                       $    330,613
8/31/1998                $    371,076                       $    254,294
9/30/1998                $    402,941                       $    280,077
10/31/1998               $    416,726                       $    294,686
11/30/1998               $    459,694                       $    317,544
12/31/1998               $    521,539                       $    346,279
1/31/1999                $    536,704                       $    361,855
2/28/1999                $    472,963                       $    328,752
3/31/1999                $    479,598                       $    340,462
4/30/1999                $    516,563                       $    370,529
5/31/1999                $    495,237                       $    371,114
6/30/1999                $    544,524                       $    390,664
7/31/1999                $    539,785                       $    378,585
8/31/1999                $    560,874                       $    364,426
9/30/1999                $    582,437                       $    371,456
10/31/1999               $    634,093                       $    380,969
11/30/1999               $    751,038                       $    421,252
12/31/1999               $    963,917                       $    495,498
1/31/2000                $  1,001,951                       $    490,885
2/29/2000                $  1,347,951                       $    605,094
3/31/2000                $  1,207,451                       $    541,487
4/30/2000                $    988,327                       $    486,813
5/31/2000                $    853,220                       $    444,187
6/30/2000                $  1,113,216                       $    501,568
7/31/2000                $    993,436                       $    458,583
8/31/2000                $  1,094,483                       $    506,822
9/30/2000                $  1,048,501                       $    481,643
10/31/2000               $    913,677                       $    442,548
11/30/2000               $    728,875                       $    362,194
12/31/2000               $    764,665                       $    384,357
1/31/2001                $    805,273                       $    415,467
2/28/2001                $    688,267                       $    358,515
3/31/2001                $    622,882                       $    325,919
4/30/2001                $    701,344                       $    365,821
5/31/2001                $    748,835                       $    374,293
6/30/2001                $    794,949                       $    384,500
7/31/2001                $    757,782                       $    351,698
8/31/2001                $    726,122                       $    329,717
9/30/2001                $    618,752                       $    276,501
10/31/2001               $    660,048                       $    303,100
11/30/2001               $    691,020                       $    328,409
12/31/2001               $    738,511                       $    348,869
1/31/2002                $    728,187                       $    336,449
2/28/2002                $    690,332                       $    314,681
3/31/2002                $    748,835                       $    342,027
4/30/2002                $    750,211                       $    334,639
5/31/2002                $    720,616                       $    315,063
6/30/2002                $    697,215                       $    288,345
7/31/2002                $    558,185                       $    244,027
8/31/2002                $    550,614                       $    243,905
9/30/2002                $    514,136                       $    226,295
10/31/2002               $    525,836                       $    237,745
11/30/2002               $    559,561                       $    261,306
12/31/2002               $    517,577                       $    243,276
1/31/2003                $    505,876                       $    236,659
2/28/2003                $    492,799                       $    230,340
3/31/2003                $    512,071                       $    233,818
4/30/2003                $    566,444                       $    255,937
5/31/2003                $    644,906                       $    284,781
6/30/2003                $    695,150                       $    290,278
7/31/2003                $    766,730                       $    312,223
8/31/2003                $    813,532                       $    328,989
9/30/2003                $    823,168                       $    320,665
10/31/2003               $    916,772                       $    348,371
11/30/2003               $    956,692                       $    359,728
12/31/2003               $    951,874                       $    361,347
1/31/2004                $  1,029,648                       $    380,317
2/29/2004                $  1,033,089                       $    379,747
3/31/2004                $  1,009,688                       $    381,532
4/30/2004                $    951,874                       $    362,379
5/31/2004                $    961,509                       $    369,590
6/30/2004                $    946,951                       $    381,861
7/31/2004                $    867,217                       $    347,608
8/30/2004                $    823,856                       $    340,134
9/30/2004                $    859,646                       $    358,943
10/31/2004               $    862,397                       $    367,666
11/30/2004               $    955,191                       $    398,734
12/31/2004               $  1,009,445                       $    413,048
1/31/2005                $    950,090                       $    394,420
2/28/2005                $    965,291                       $    399,823
3/31/2005                $    928,417                       $    384,830
4/30/2005                $    887,938                       $    360,355
5/31/2005                $    932,779                       $    385,760
6/30/2005                $    988,466                       $    398,220
7/31/2005                $  1,065,863                       $    426,055
8/31/2005                $  1,056,483                       $    420,048
9/30/2005                $  1,072,436                       $    423,366
10/31/2005               $  1,031,898                       $    407,702
11/30/2005               $  1,099,797                       $    430,778
12/31/2005               $  1,114,644                       $    430,131
1/31/2006                $  1,224,994                       $    471,639
2/28/2006                $  1,209,437                       $    469,139
3/31/2006                $  1,290,953                       $    491,940

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                      1 YEAR     5 YEARS   10 YEARS
-------------------------------------------------------------------
U.S. Micro Cap Fund Class I           39.04%     15.68%     15.07%

Russell 2000 Growth Index             27.82%      8.59%      5.51%

[CHART]

               U.S. MICRO CAP FUND CLASS II SHARES     RUSSELL 2000 GROWTH INDEX
9/30/2004                 $ 250,000.00                        $ 250,000.00
10/31/2004                $ 250,800.00                        $ 256,075.00
11/30/2004                $ 277,786.08                        $ 277,713.34
12/31/2004                $ 293,564.33                        $ 287,683.25
1/31/2005                 $ 276,302.75                        $ 274,708.73
2/28/2005                 $ 280,723.59                        $ 278,472.24
3/31/2005                 $ 269,999.95                        $ 268,029.53
4/30/2005                 $ 258,227.95                        $ 250,982.85
5/31/2005                 $ 271,268.46                        $ 268,677.15
6/30/2005                 $ 287,463.19                        $ 277,355.42
7/31/2005                 $ 309,971.56                        $ 296,742.56
8/31/2005                 $ 307,243.81                        $ 292,558.49
9/30/2005                 $ 311,883.19                        $ 294,869.70
10/31/2005                $ 300,094.01                        $ 283,959.52
11/30/2005                $ 319,840.19                        $ 300,031.63
12/31/2005                $ 324,158.03                        $ 299,581.59
1/31/2006                 $ 356,249.68                        $ 328,491.21
2/28/2006                 $ 351,725.31                        $ 326,750.21
3/31/2006                 $ 375,431.59                        $ 342,630.27

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                1 YEAR   SINCE INCEPTION
--------------------------------------------------------
U.S. Micro Cap Fund Class II     39.37%      31.51%
Russell 2000 Growth Index        27.82%      23.41%

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE RUSSELL 2000 GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO CLASS I SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND CLASS II SHARES ON SEPTEMBER 30, 2004. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL MICROCAP INDEX INCLUDES THE SMALLEST 1,000 SECURITIES IN THE RUSSELL 2000 INDEX PLUS THE NEXT 1,000 SECURITIES. THE INDEX IS A NEW INDEX (INCEPTION 7/1/05), THAT MEASURES PERFORMANCE OF THE U.S. MICROCAP MARKET SEGMENT. IN FUTURE REPORTS TO SHAREHOLDERS, THE FUND WILL COMPARE ITS INVESTMENT PERFORMANCE TO THE RUSSELL MISCROCAP INDEX AS IT IS MORE ACCURATELY REFLECTS THE COMPOSITION OF THE FUND'S PORTFOLIO.

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. MICRO CAP FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 100.2%
AEROSPACE/DEFENSE - 1.0%
  United Industrial Corp.                                                               13,900    $       846,927
                                                                                                  ---------------
AEROSPACE/DEFENSE-EQUIPMENT - 0.9%
  LMI Aerospace, Inc.*                                                                  41,000            743,740
                                                                                                  ---------------
AGRICULTURAL OPERATIONS - 0.9%
  The Andersons, Inc.                                                                    9,200            719,716
                                                                                                  ---------------
APPAREL MANUFACTURERS - 0.6%
  True Religion Apparel, Inc.*,##                                                       28,900            533,783
                                                                                                  ---------------
AUDIO/VIDEO PRODUCTS - 0.4%
  Cobra Electronics Corp.##                                                             33,300            352,647
                                                                                                  ---------------
BUILDING & CONSTRUCTION-MISCELLANEOUS - 1.2%
  Layne Christensen Co.*                                                                29,100            975,432
                                                                                                  ---------------
BUILDING PRODUCTS-AIR & HEATING - 0.8%
  Comfort Systems USA, Inc.                                                             52,500            708,750
                                                                                                  ---------------
BUILDING PRODUCTS-CEMENT/AGGREGATE - 1.0%
  US Concrete, Inc.*                                                                    60,000            867,600
                                                                                                  ---------------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING - 0.9%
  Cavco Industries, Inc.*                                                               15,800            767,722
                                                                                                  ---------------
CHEMICALS-FIBERS - 0.5%
  Zoltek Cos., Inc.*                                                                    17,800            406,908
                                                                                                  ---------------
COFFEE - 0.6%
  Green Mountain Coffee Roasters, Inc.*                                                 12,900            512,388
                                                                                                  ---------------
COMMERCIAL BANKS-CENTRAL US - 2.8%
  Capitol Bancorp, Ltd.##                                                               16,100            752,675
  First Indiana Corp.##                                                                 26,375            735,862
  Macatawa Bank Corp.##                                                                 14,765            559,741
  Mercantile Bank Corp.                                                                  7,520            294,032
                                                                                                  ---------------
                                                                                                        2,342,310
COMMERCIAL BANKS-EASTERN US - 1.0%
  Bancorp, Inc.                                                                         29,300            719,315
  Yardville National Bancorp                                                             3,800            139,840
                                                                                                  ---------------
                                                                                                          859,155
COMMERCIAL BANKS-SOUTHERN US - 3.2%
  Iberiabank Corp.##                                                                    10,200            577,014
  Intervest Bancshares Corp.*                                                           17,600            636,064
  Union Bankshares Corp.                                                                14,900            681,079
  Virginia Commerce Bancorp, Inc.*,##                                                   21,350            767,533
                                                                                                  ---------------
                                                                                                        2,661,690
COMMERCIAL BANKS-WESTERN US - 5.0%
  Cascade Bancorp##                                                                     27,300            806,715
  Columbia Banking System, Inc.                                                         21,100            706,006
  First Regional Bancorp*                                                                7,700            686,301
  First State Bancorp##                                                                 29,500            783,520
  Trico Bancshares                                                                      24,500            693,840
  West Coast Bancorp                                                                    18,100            505,895
                                                                                                  ---------------
                                                                                                        4,182,277
COMMERCIAL SERVICES - 0.8%
Gaiam, Inc. Cl. A*,##                                                                   43,500            700,785
                                                                                                  ---------------
COMMERCIAL SERVICES-FINANCE - 0.2%
  Clayton Holdings, Inc.*                                                                8,900            187,612
                                                                                                  ---------------
COMMUNICATIONS SOFTWARE - 0.9%
  Smith Micro Software, Inc.*,##                                                        61,300            753,377
                                                                                                  ---------------
COMPUTER AIDED DESIGN - 1.0%
  Aspen Technology, Inc.*                                                               66,600            842,490
                                                                                                  ---------------
COMPUTER SERVICES - 0.2%
  eLoyalty Corp.*                                                                       10,000    $       154,200
                                                                                                  ---------------
COMPUTERS - 1.4%
  Neoware Systems, Inc.*                                                                17,600            521,312
  Rackable Systems, Inc.*                                                               12,700            671,195
                                                                                                  ---------------
                                                                                                        1,192,507
                                                                                                  ---------------
DECISION SUPPORT SOFTWARE - 0.7%
  SPSS, Inc.*                                                                           17,600            557,216
                                                                                                  ---------------
DISTRIBUTION/WHOLESALE - 1.5%
  LKQ Corp.*                                                                            26,800            557,708
  Nuco2, Inc.*,##                                                                       21,100            669,714
                                                                                                  ---------------
                                                                                                        1,227,422
                                                                                                  ---------------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.3%
  Ameron International Corp.                                                            15,100          1,105,773
                                                                                                  ---------------
DRUG DELIVERY SYSTEMS - 1.4%
  Nastech Pharmaceutical Co., Inc.*                                                     32,100            577,800
  Penwest Pharmaceuticals Co.*                                                          26,200            568,278
                                                                                                  ---------------
                                                                                                        1,146,078
                                                                                                  ---------------
EDUCATIONAL SOFTWARE - 0.9%
INVESTools, Inc.*                                                                       89,200            731,440
                                                                                                  ---------------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 1.8%
  Daktronics, Inc.                                                                      20,000            730,000
  Planar Systems, Inc.*                                                                 46,400            785,088
                                                                                                  ---------------
                                                                                                        1,515,088
                                                                                                  ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 4.9%
  Bookham, Inc.*,##                                                                    104,700            998,838
  Emcore Corp.*                                                                         59,600            609,112
  Ikanos Communications, Inc.*,##                                                       27,600            543,996
  Monolithic System Technology, Inc.*,##                                                68,700            608,682
  Netlogic Microsystems, Inc.*,##                                                       15,000            618,150
  Volterra Semiconductor Corp.*,##                                                      39,200            748,328
                                                                                                  ---------------
                                                                                                        4,127,106
                                                                                                  ---------------
ELECTRONIC SECURITY DEVICES - 1.6%
  LoJack Corp.*                                                                         23,000            551,540
  Napco Security Systems, Inc.*                                                         49,600            822,864
                                                                                                  ---------------
                                                                                                        1,374,404
                                                                                                  ---------------
E-MARKETING/INFORMATION - 1.6%
  24/7 Real Media, Inc.*                                                                78,900            825,294
  Liquidity Services, Inc.*                                                             44,600            546,350
                                                                                                  ---------------
                                                                                                        1,371,644
                                                                                                  ---------------
ENERGY-ALTERNATE SOURCES - 1.2%
  Evergreen Solar, Inc.*,##                                                             30,600            471,240
  Pacific Ethanol, Inc.*                                                                25,700            554,863
                                                                                                  ---------------
                                                                                                        1,026,103
                                                                                                  ---------------
ENTERPRISE SOFTWARE/SERVICES - 1.0%
  Ultimate Software Group, Inc.*                                                        33,100            855,635
                                                                                                  ---------------
E-SERVICES/CONSULTING - 0.7%
  Access Integrated Technologies, Inc.*,##                                              43,900            564,115
                                                                                                  ---------------
FINANCE-CONSUMER LOANS - 0.8%
  Asta Funding, Inc.##                                                                  19,600            651,896
                                                                                                  ---------------
FINANCE-INVESTMENT BANKERS/BROKERS - 2.5%
  Stifel Financial Corp.*                                                               16,400            716,188
  SWS Group, Inc.##                                                                     27,000            706,050
  Thomas Weisel Partners Group, Inc.*                                                   31,100            681,090
                                                                                                  ---------------
                                                                                                        2,103,328
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
FIREARMS&AMMUNITION - 0.8%
  Smith & Wesson Holding Corp.*,##                                                     115,400    $       698,170
                                                                                                  ---------------
FOOD-RETAIL - 0.9%
  Wild Oats Markets, Inc.*                                                              35,600            723,748
                                                                                                  ---------------
FOOTWEAR & RELATED APPAREL - 0.7%
  Iconix Brand Group, Inc.*                                                             40,700            592,185
                                                                                                  ---------------
HUMAN RESOURCES - 0.8%
  Kenexa Corp.*                                                                         21,700            667,275
                                                                                                  ---------------
INDUSTRIAL AUTOMATION/ROBOTICS - 1.6%
  Gerber Scientific, Inc.*                                                              59,400            614,196
  Hurco Cos., Inc.*                                                                     27,700            753,994
                                                                                                  ---------------
                                                                                                        1,368,190
                                                                                                  ---------------
INSTRUMENTS-SCIENTIFIC - 0.8%
  OYO Geospace Corp.*                                                                   11,800            696,082
                                                                                                  ---------------
INTERNET APPLICATIONS SOFTWARE - 1.6%
  Art Technology Group, Inc.                                                           218,000            699,780
  Vocus, Inc.*                                                                          42,100            625,185
                                                                                                  ---------------
                                                                                                        1,324,965
                                                                                                  ---------------
LIGHTING PRODUCTS & SYSTEMS - 0.7%
  Color Kinetics, Inc.*                                                                 29,100            616,338
                                                                                                  ---------------
MACHINERY-GENERAL INDUSTRY - 1.5%
  Flow International Corp.*,##                                                          46,100            607,137
  Intevac, Inc.*                                                                        23,100            664,818
                                                                                                  ---------------
                                                                                                        1,271,955
                                                                                                  ---------------
MEDICAL IMAGING SYSTEMS - 0.6%
  Vital Images, Inc.*,##                                                                16,000            545,280
                                                                                                  ---------------
MEDICAL INFORMATION SYSTEMS - 1.6%
  Computer Programs & Systems, Inc.##                                                   15,100            755,000
  Phase Forward, Inc.*                                                                  52,100            580,394
                                                                                                  ---------------
                                                                                                        1,335,394
                                                                                                  ---------------
MEDICAL INSTRUMENTS - 2.9%
  Abaxis, Inc.*,##                                                                      22,300            505,764
  Micrus Endovascular Corp.*                                                            15,100            213,514
  NuVasive, Inc.*                                                                       24,300            458,055
  Spectranetics Corp.*                                                                  58,900            696,198
  Stereotaxis, Inc.*,##                                                                 43,600            549,796
                                                                                                  ---------------
                                                                                                        2,423,327
                                                                                                  ---------------
MEDICAL PRODUCTS - 0.8%
  Luminex Corp.*                                                                        46,200            686,532
                                                                                                  ---------------
MEDICAL-BIOMEDICAL/GENETICS - 3.4%
  Arena Pharmaceuticals, Inc.*                                                          42,200            764,242
  Barrier Therapeutics, Inc.*,##                                                        53,100            514,008
  BioSphere Medical, Inc.*,##                                                           67,400            505,500
  Genomic Health, Inc.*,##                                                              50,600            524,722
  Sonus Pharmaceuticals, Inc.*                                                          87,500            525,000
                                                                                                  ---------------
                                                                                                        2,833,472
                                                                                                  ---------------
METAL PROCESSORS & FABRICATION - 2.6%
  Dynamic Materials Corp.##                                                             13,900            495,396
  Ladish Co., Inc.*                                                                     37,200          1,077,684
  RBC Bearings, Inc.*                                                                   31,800            651,900
                                                                                                  ---------------
                                                                                                        2,224,980
                                                                                                  ---------------
MISCELLANEOUS MANUFACTURING - 0.7%
  Portec Rail Products, Inc.                                                            34,900            548,279
                                                                                                  ---------------
NETWORKING PRODUCTS - 0.6%
  Stratos International, Inc.*,##                                                       59,300            479,737
                                                                                                  ---------------
NON-FERROUS METALS - 0.8%
  RTI International Metals, Inc.*                                                       11,900    $       652,715
                                                                                                  ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 2.9%
  Arena Resources, Inc.*                                                                17,800            621,220
  CREDO Petroleum Corp.                                                                 29,600            640,840
  Exploration Co. of Delaware, Inc.*,##                                                 63,700            715,988
  Parallel Petroleum Corp.*                                                             24,700            455,715
                                                                                                  ---------------
                                                                                                        2,433,763
                                                                                                  ---------------
OIL FIELD MACHINERY & EQUIPMENT - 1.3%
  Flotek Industries, Inc.*,##                                                           26,200            657,620
  Mitcham Industries, Inc.*,##                                                          24,200            402,688
                                                                                                  ---------------
                                                                                                        1,060,308
                                                                                                  ---------------
OIL-FIELD SERVICES - 0.8%
  Trico Marine Services, Inc.*,##                                                       21,100            681,530
                                                                                                  ---------------
PHYSICAL PRACTICE MANAGEMENT - 0.6%
  Matria Healthcare, Inc.*                                                              13,080            496,517
                                                                                                  ---------------
PROPERTY/CASUALTY INSURANCE - 2.4%
  Navigators Group, Inc.*                                                               14,300            709,280
  SeaBright Insurance Holdings, Inc.*,##                                                36,300            632,346
  Tower Group, Inc.                                                                     29,800            688,380
                                                                                                  ---------------
                                                                                                        2,030,006
                                                                                                  ---------------
RENTAL AUTO/EQUIPMENT - 0.5%
  FortuNet, Inc.*                                                                       30,200            433,370
                                                                                                  ---------------
RETAIL-APPAREL/SHOE - 2.9%
  Casual Male Retail Group, Inc.*,##                                                    92,900            904,846
  DEB Shops, Inc.                                                                       25,200            748,440
  United Retail Group, Inc.*                                                            41,500            777,295
                                                                                                  ---------------
                                                                                                        2,430,581
                                                                                                  ---------------
RETAIL-DISCOUNT - 0.5%
  Citi Trends, Inc.*,##                                                                  9,700            385,672
                                                                                                  ---------------
RETAIL-RESTAURANTS - 2.0%
  Benihana, Inc. Cl. A*                                                                 27,500            850,300
  BJ's Restaurants, Inc.*                                                               30,600            826,200
                                                                                                  ---------------
                                                                                                        1,676,500
                                                                                                  ---------------
RETIREMENT/AGED CARE - 0.9%
  Five Star Quality Care, Inc.                                                          66,900            728,541
                                                                                                  ---------------
RUBBER & PLASTICS - 0.7%
  PW Eagle, Inc.##                                                                      21,600            600,480
                                                                                                  ---------------
SAVINGS & LOANS/THRIFTS-CENTRAL US - 0.7%
  First Place Financial Corp.##                                                         24,500            607,600
                                                                                                  ---------------
SEMICONDUCTOR COMPONENTS- INTEGRATED CIRCUITS - 0.7%
  Anadigics, Inc.*                                                                      73,200            578,280
                                                                                                  ---------------
SEMICONDUCTOR EQUIPMENT - 1.6%
  Asyst Technologies, Inc.*                                                             53,400            555,894
  BTU International, Inc.*                                                              46,700            767,281
                                                                                                  ---------------
                                                                                                        1,323,175
                                                                                                  ---------------
STEEL-SPECIALTY - 0.9%
  Universal Stainless & Alloy, Inc.*                                                    27,800            714,460
                                                                                                  ---------------
TELECOMMUNICATIONS EQUIPMENT - 0.8%
  Ditech Communications Corp.*                                                          63,500            663,575
                                                                                                  ---------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS - 0.7%
  Avanex Corp.*,##                                                                     192,200            626,572
                                                                                                  ---------------
TELECOMMUNICATIONS SERVICES - 0.7%
  Cbeyond Communications, Inc.*,##                                                      33,700            594,805
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
THERAPEUTICS - 0.8%
  Renovis, Inc.*,##                                                                     31,900    $       680,108
                                                                                                  ---------------
TRANSPORT-SERVICES - 0.6%
  Universal Truckload Services, Inc.*,##                                                19,500            488,475
                                                                                                  ---------------
TRANSPORT-TRUCK - 0.7%
  Quality Distribution, Inc.                                                            44,500            579,835
                                                                                                  ---------------
VETERINARY PRODUCTS - 0.6%
  PetMed Express, Inc.                                                                  29,900            531,323
                                                                                                  ---------------
WATER - 0.8%
  Southwest Water Co.##                                                                 42,000            669,480
                                                                                                  ---------------
WEB HOSTING/DESIGN - 0.7%
  Website Pros, Inc.*                                                                   41,900            588,695
                                                                                                  ---------------
WIRE & CABLE PRODUCTS - 1.5%
  Insteel Industries, Inc.##                                                             9,700            550,766
  Superior Essex, Inc.*                                                                 28,300            719,952
                                                                                                  ---------------
                                                                                                        1,270,718
                                                                                                  ---------------
WIRELESS EQUIPMENT - 2.3%
  ID Systems, Inc.*,##                                                                  27,900            697,500
  Radyne Corp.*                                                                         40,800            651,576
  Relm Wireless Corp.*                                                                  55,600            541,544
                                                                                                  ---------------
                                                                                                        1,890,620
-----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $66,241,384)                                                                 84,122,877
-----------------------------------------------------------------------------------------------------------------

                                                                                     PRINCIPAL
                                                                                        AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 21.6%
MONEY MARKET FUNDS - 20.2%
  Boston Global Investment Trust -
   Enhanced Sleeve, 4.686%**                                                   $    16,937,269         16,937,269
                                                                                                  ---------------
TIME DEPOSIT - 1.4%
  Bank of America London
   4.150%, 04/01/06                                                                  1,186,629          1,186,629
-----------------------------------------------------------------------------------------------------------------
Total Short Term Investments (Cost: $18,123,898)                                                       18,123,898
-----------------------------------------------------------------------------------------------------------------
Total Investments - 121.8% (Cost: $84,365,282)                                                        102,246,775
-----------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (21.8%)                                                       (18,313,844)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $    83,932,931
-----------------------------------------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.
** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.
## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 03/31/06.

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                    PERCENTAGE OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               2.1%
Communications                                                                                                9.7
Consumer, Cyclical                                                                                            9.5
Consumer, Non-cyclical                                                                                       16.7
Energy                                                                                                        6.2
Financial                                                                                                    18.4
Industrial                                                                                                   22.0
Technology                                                                                                   14.8
Utilities                                                                                                     0.8
Short Term Investments                                                                                       21.6
Liabilities in excess of other assets                                                                       (21.8)
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. EMERGING GROWTH FUND

MANAGEMENT TEAM: JOHN C. MCCRAW, Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; MONTIE L. WEISENBERGER, Portfolio Manager; K. MATHEW AXLINE, CFA, Analyst; STEPHEN W. LYFORD, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

MARKET OVERVIEW: Fiscal 2005 was a solid year for U.S. equity markets. Across capitalization ranges and investment styles stocks generated positive results, with most equity categories finishing the twelve months to March 31, 2006 with double-digit returns. Although gains were widespread, they were most notable among small- and medium-sized companies. Investors bid share prices up amid:

  - Robust corporate earnings growth and expectations for continued healthy profits
  -  A tight job market, with unemployment hovering near historic lows
  - Tame core consumer prices, up just 2.1% annually through the end of the first quarter of 2006, despite a 20% spike in energy prices

These positive corporate and economic factors offset the dampening impact of eight consecutive interest rate hikes at the Federal Reserve during the fiscal year, a record Gulf Coast hurricane season and ongoing signs of cooling in the housing market.

Given this environment, between April 1, 2005 and March 31, 2006 the energy and materials sectors in the Russell 2000 Growth Index produced the strongest performance. Companies in the consumer staples and consumer discretionary sectors tended to lag.

PERFORMANCE: The Fund's Class I shares rose 42.38% during the twelve months ended March 31, 2006 and outperformed the 27.82% gain in the Russell 2000 Growth Index.

PORTFOLIO SPECIFICS: The majority of the Fund's outperformance can be attributed to stock selection, which was most effective among consumer discretionary, information technology and industrials businesses. Investor gains for the period were broad-based and, on a sector level, the Fund saw returns of at least 25% in eight of ten categories.

A few of the strongest performers within the Fund were: Hansen Natural, Rackable Systems and NutriSystem. A beverage maker, Hansen's shares surged after third quarter earnings easily topped Wall Street expectations. The company ascribed its rapid expansion to increasing exposure to the energy drink market. Rackable Systems, a provider of computer servers and storage systems for large data centers, experienced robust revenue growth driven by both new and existing customers. NutriSystem saw rapid customer gains, fueled by the success of its Web-based, direct-to-consumer marketing strategy.

Despite the Fund's outperformance, there were pockets of relative weakness. For example, underweighting in utilities and stock selection in the health care and energy sectors generally detracted from Fund results.

MARKET OUTLOOK: Despite fifteen consecutive interest rate hikes and persistently high energy prices, the U.S. economy still looks strong. Core inflation is tame, business inventories are tight and corporate earnings growth has been robust. U.S. GDP growth in 2006 is expected to be a solid 3.4%, with expansion moderating slightly in the second half of the year as additional 'policy firming' at the Federal Reserve takes effect.

As events unfold, we remain confident that our focus on identifying companies with exceptional growth potential will continue to benefit the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EMERGING GROWTH FUND CLASS I SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                       U.S. EMERGING GROWTH FUND CLASS I SHARES     RUSSELL 2000 GROWTH INDEX
10/1/1993                              $    250,000                          $   250,000
10/31/1993                             $    250,400                          $   257,230
11/30/1993                             $    237,400                          $   246,825
12/31/1993                             $    249,920                          $   256,565
1/31/1994                              $    257,143                          $   263,395
2/28/1994                              $    255,286                          $   262,236
3/31/1994                              $    234,855                          $   246,126
4/30/1994                              $    235,474                          $   246,503
5/31/1994                              $    229,076                          $   240,979
6/30/1994                              $    217,519                          $   230,682
7/31/1994                              $    222,679                          $   233,969
8/31/1994                              $    237,744                          $   251,138
9/30/1994                              $    240,633                          $   252,190
10/31/1994                             $    243,935                          $   254,876
11/30/1994                             $    231,553                          $   244,564
12/31/1994                             $    241,147                          $   250,325
1/31/1995                              $    231,007                          $   245,226
2/28/1995                              $    243,351                          $   256,558
3/31/1995                              $    255,254                          $   264,052
4/30/1995                              $    259,442                          $   268,024
5/31/1995                              $    261,426                          $   271,535
6/30/1995                              $    284,571                          $   290,246
7/31/1995                              $    312,124                          $   312,868
8/31/1995                              $    313,006                          $   316,729
9/30/1995                              $    319,619                          $   323,250
10/31/1995                             $    307,055                          $   307,350
11/30/1995                             $    320,721                          $   320,916
12/31/1995                             $    327,708                          $   328,027
1/31/1996                              $    323,033                          $   325,311
2/29/1996                              $    342,668                          $   340,146
3/31/1996                              $    352,952                          $   346,870
4/30/1996                              $    389,650                          $   373,500
5/31/1996                              $    411,388                          $   392,653
6/30/1996                              $    386,378                          $   367,138
7/31/1996                              $    341,966                          $   322,318
8/31/1996                              $    372,353                          $   346,179
9/30/1996                              $    397,130                          $   364,007
10/31/1996                             $    379,833                          $   348,304
11/30/1996                             $    383,574                          $   357,990
12/31/1996                             $    389,595                          $   364,971
1/31/1997                              $    394,413                          $   374,088
2/28/1997                              $    351,961                          $   351,497
3/31/1997                              $    332,993                          $   326,692
4/30/1997                              $    327,874                          $   322,912
5/31/1997                              $    379,961                          $   371,446
6/30/1997                              $    407,660                          $   384,041
7/31/1997                              $    436,865                          $   403,720
8/31/1997                              $    445,295                          $   415,835
9/30/1997                              $    487,145                          $   449,019
10/31/1997                             $    452,521                          $   422,051
11/30/1997                             $    435,017                          $   411,989
12/31/1997                             $    436,748                          $   412,220
1/31/1998                              $    426,704                          $   406,721
2/28/1998                              $    464,803                          $   442,630
3/31/1998                              $    490,779                          $   461,199
4/30/1998                              $    490,779                          $   464,026
5/31/1998                              $    452,334                          $   430,314
6/30/1998                              $    468,959                          $   434,712
7/31/1998                              $    429,195                          $   398,414
8/31/1998                              $    325,073                          $   306,444
9/30/1998                              $    358,956                          $   337,514
10/31/1998                             $    363,545                          $   355,119
11/30/1998                             $    401,944                          $   382,665
12/31/1998                             $    455,854                          $   417,293
1/31/1999                              $    500,962                          $   436,063
2/28/1999                              $    447,786                          $   396,172
3/31/1999                              $    495,828                          $   410,283
4/30/1999                              $    525,167                          $   446,515
5/31/1999                              $    504,263                          $   447,221
6/30/1999                              $    566,975                          $   470,780
7/31/1999                              $    569,542                          $   456,224
8/31/1999                              $    564,775                          $   439,161
9/30/1999                              $    581,645                          $   447,633
10/31/1999                             $    637,022                          $   459,096
11/30/1999                             $    720,228                          $   507,641
12/31/1999                             $    882,812                          $   597,113
1/31/2000                              $    860,761                          $   591,554
2/29/2000                              $  1,159,018                          $   729,185
3/31/2000                              $  1,010,263                          $   652,533
4/30/2000                              $    867,488                          $   586,647
5/31/2000                              $    762,089                          $   535,280
6/30/2000                              $    918,319                          $   604,427
7/31/2000                              $    822,264                          $   552,628
8/31/2000                              $    942,613                          $   610,759
9/30/2000                              $    886,924                          $   580,416
10/31/2000                             $    793,111                          $   533,304
11/30/2000                             $    611,428                          $   436,472
12/31/2000                             $    665,221                          $   463,180
1/31/2001                              $    676,406                          $   500,669
2/28/2001                              $    563,494                          $   432,038
3/31/2001                              $    509,701                          $   392,757
4/30/2001                              $    570,951                          $   440,842
5/31/2001                              $    573,081                          $   451,052
6/30/2001                              $    583,733                          $   463,352
7/31/2001                              $    545,918                          $   423,824
8/31/2001                              $    509,701                          $   397,335
9/30/2001                              $    423,420                          $   333,205
10/31/2001                             $    459,104                          $   365,259
11/30/2001                             $    495,321                          $   395,758
12/31/2001                             $    518,223                          $   420,414
1/31/2002                              $    503,310                          $   405,447
2/28/2002                              $    471,886                          $   379,215
3/31/2002                              $    510,766                          $   412,169
4/30/2002                              $    502,777                          $   403,266
5/31/2002                              $    476,147                          $   379,675
6/30/2002                              $    442,593                          $   347,478
7/31/2002                              $    379,746                          $   294,071
8/31/2002                              $    378,681                          $   293,924
9/30/2002                              $    358,442                          $   272,703
10/31/2002                             $    364,833                          $   286,501
11/30/2002                             $    382,409                          $   314,894
12/31/2002                             $    356,844                          $   293,166
1/31/2003                              $    346,725                          $   285,192
2/28/2003                              $    336,072                          $   277,577
3/31/2003                              $    336,605                          $   281,769
4/30/2003                              $    368,029                          $   308,424
5/31/2003                              $    400,517                          $   343,183
6/30/2003                              $    410,637                          $   349,807
7/31/2003                              $    442,060                          $   376,252
8/31/2003                              $    469,223                          $   396,457
9/30/2003                              $    446,854                          $   386,426
10/31/2003                             $    488,397                          $   419,814
11/30/2003                             $    500,647                          $   433,500
12/31/2003                             $    491,593                          $   435,450
1/31/2004                              $    520,886                          $   458,312
2/29/2004                              $    511,831                          $   457,624
3/31/2004                              $    511,299                          $   459,775
4/30/2004                              $    480,408                          $   436,694
5/31/2004                              $    485,734                          $   445,384
6/30/2004                              $    507,038                          $   460,171
7/31/2004                              $    462,832                          $   418,894
8/30/2004                              $    444,191                          $   409,888
9/30/2004                              $    476,147                          $   432,554
10/31/2004                             $    488,908                          $   443,065
11/30/2004                             $    528,314                          $   480,504
12/31/2004                             $    546,435                          $   497,755
1/31/2005                              $    525,124                          $   475,306
2/28/2005                              $    538,462                          $   481,818
3/31/2005                              $    520,370                          $   463,749
4/30/2005                              $    487,327                          $   434,255
5/31/2005                              $    520,903                          $   464,870
6/30/2005                              $    544,344                          $   479,885
7/31/2005                              $    584,299                          $   513,429
8/31/2005                              $    588,564                          $   506,190
9/30/2005                              $    594,450                          $   510,189
10/31/2005                             $    578,994                          $   491,312
11/30/2005                             $    606,091                          $   519,120
12/31/2005                             $    618,334                          $   518,341
1/31/2006                              $    688,701                          $   568,361
2/28/2006                              $    698,274                          $   565,349
3/31/2006                              $    740,938                          $   592,825

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                       1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------------------
U.S. Emerging Growth Fund Class I       42.38%    7.76%     7.69%
Russell 2000 Growth Index               27.82%    8.59%     5.51%

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE RUSSELL 2000 GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO CLASS I SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 94.3%
ADVANCED MATERIALS/PRODUCTS - 0.4%
  Hexcel Corp.*                                                                          1,700    $        37,349
                                                                                                  ---------------
ADVERTISING SERVICES - 0.6%
  Ventiv Health, Inc.*                                                                   1,900             63,118
                                                                                                  ---------------
AEROSPACE/DEFENSE - 1.6%
  Armor Holdings, Inc.*                                                                  1,500             87,435
  United Industrial Corp.                                                                1,200             73,116
                                                                                                  ---------------
                                                                                                          160,551
                                                                                                  ---------------
AEROSPACE/DEFENSE-EQUIPMENT - 2.9%
  AAR Corp.*                                                                             2,700             76,896
  BE Aerospace, Inc. *,##                                                                2,700             67,824
  Kaman Corp.##                                                                          3,100             77,996
  LMI Aerospace, Inc.*                                                                   3,300             59,862
                                                                                                  ---------------
                                                                                                          282,578
                                                                                                  ---------------
AGRICULTURAL OPERATIONS - 1.1%
  The Andersons, Inc.                                                                    1,400            109,522
                                                                                                  ---------------
AIRLINES - 1.0%
  AirTran Holdings, Inc.*                                                                2,700             48,897
  Skywest, Inc.                                                                          1,700             49,759
                                                                                                  ---------------
                                                                                                           98,656
                                                                                                  ---------------
APPAREL MANUFACTURERS - 1.2%
  Carter's, Inc.*                                                                        1,200             80,988
  Gymboree Corp.*                                                                        1,600             41,664
                                                                                                  ---------------
                                                                                                          122,652
                                                                                                  ---------------
APPLICATIONS SOFTWARE - 0.8%
  American Reprographics Co.*                                                            1,500             52,035
  Quest Software, Inc.*                                                                  1,700             28,390
                                                                                                  ---------------
                                                                                                           80,425
                                                                                                  ---------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 0.5%
  Keystone Automotive Industries, Inc.*                                                  1,200             50,652
                                                                                                  ---------------
BEVERAGES-NON-ALCOHOLIC - 0.5%
  Hansen Natural Corp.*,##                                                                 400             50,420
                                                                                                  ---------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 1.3%
  Drew Industries, Inc.*                                                                 1,700             60,435
  NCI Building Systems, Inc.*                                                            1,100             65,747
                                                                                                  ---------------
                                                                                                          126,182
                                                                                                  ---------------
BUILDING PRODUCTS-AIR & HEATING - 0.6%
  Comfort Systems USA, Inc.                                                              4,100             55,350
                                                                                                  ---------------
BUILDING PRODUCTS-CEMENT/AGGREGATE - 0.6%
  Eagle Materials, Inc. ##                                                                 900             57,384
                                                                                                  ---------------
BUILDING PRODUCTS-LIGHT FIXTURES - 0.5%
  Genlyte Group, Inc.*                                                                     700             47,698
                                                                                                  ---------------
BUILDING-HEAVY CONSTRUCTION - 1.1%
  Perini Corp.*                                                                          2,200             66,814
  Washington Group International, Inc.*                                                    700             40,173
                                                                                                  ---------------
                                                                                                          106,987
                                                                                                  ---------------
CIRCUIT BOARDS - 0.6%
  Multi-Fineline Electronix, Inc.*,##                                                   1,000             58,490
                                                                                                  ---------------
COMMERCIAL BANKS-WESTERN US - 1.1%
  SVB Financial Group*                                                                   1,100             58,355
  UCBH Holdings, Inc.                                                                    2,700             51,084
                                                                                                  ---------------
                                                                                                          109,439
                                                                                                  ---------------
COMMERCIAL SERVICES-FINANCE - 0.5%
  Jackson Hewitt Tax Service, Inc.                                                       1,500    $        47,370
                                                                                                  ---------------
COMPUTER AIDED DESIGN - 1.4%
  ANSYS, Inc.*                                                                           1,300             70,395
  Aspen Technology, Inc.*                                                                5,300             67,045
                                                                                                  ---------------
                                                                                                          137,440
                                                                                                  ---------------
COMPUTER GRAPHICS - 0.4%
  Trident Microsystems, Inc.*                                                            1,200             34,872
                                                                                                  ---------------
COMPUTERS - 1.3%
  Neoware Systems, Inc.*                                                                 2,400             71,088
  Rackable Systems, Inc.*                                                                1,000             52,850
                                                                                                  ---------------
                                                                                                          123,938
                                                                                                  ---------------
COMPUTERS-INTEGRATED SYSTEMS - 1.0%
  MTS Systems Corp.                                                                      1,200             50,196
  Radiant Systems, Inc.*                                                                 3,500             47,320
                                                                                                  ---------------
                                                                                                           97,516
                                                                                                  ---------------
COMPUTERS-PERIPHERAL EQUIPMENT - 0.6%
  Electronics for Imaging*                                                               2,000             55,940
                                                                                                  ---------------
DISTRIBUTION/WHOLESALE - 2.5%
  Beacon Roofing Supply, Inc.*                                                           1,800             73,152
  LKQ Corp.*                                                                             3,500             72,835
  WESCO International, Inc.*                                                             1,500            102,015
                                                                                                  ---------------
                                                                                                          248,002
                                                                                                  ---------------
DIVERSIFIED MANUFACTURING OPERATIONS - 0.5%
  Ameron International Corp.                                                               700             51,261
                                                                                                  ---------------
DRUG DELIVERY SYSTEMS - 1.2%
  Conor Medsystems, Inc.*                                                                2,400             70,560
  Matrixx Initiatives, Inc.*,##                                                          2,100             48,930
                                                                                                  ---------------
                                                                                                          119,490
                                                                                                  ---------------
E-COMMERCE/PRODUCTS - 0.6%
  Nutri/System, Inc.*,##                                                                 1,300             61,776
                                                                                                  ---------------
E-COMMERCE/SERVICES - 0.3%
  Homestore, Inc.*                                                                       5,000             32,800
                                                                                                  ---------------
ELECTRIC PRODUCTS-MISCELLANEOUS - 0.7%
  Littlefuse, Inc.*                                                                      2,000             68,260
                                                                                                  ---------------
ELECTRIC-INTEGRATED - 0.5%
  Pike Electric Corp.*                                                                   2,400             50,424
                                                                                                  ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 2.3%
  Emcore Corp.*                                                                          6,400             65,408
  Ikanos Communications, Inc.*                                                           2,500             49,275
  Microsemi Corp.*                                                                       1,800             52,398
  Pixelplus Co., Ltd. - ADR*                                                             5,100             58,140
                                                                                                  ---------------
                                                                                                          225,221
                                                                                                  ---------------
ELECTRONIC CONNECTORS - 0.8%
  Thomas & Betts Corp.*                                                                  1,500             77,070
                                                                                                  ---------------
ELECTRONIC SECURITY DEVICES - 1.0%
  American Science & Engineering, Inc.*                                                    500             46,700
  LoJack Corp.*                                                                          2,200             52,756
                                                                                                  ---------------
                                                                                                           99,456
                                                                                                  ---------------
E-MARKETING/INFORMATION - 1.1%
  aQuantive, Inc.*                                                                       2,400             56,496
  Digitas, Inc.*                                                                         3,700             53,280
                                                                                                  ---------------
                                                                                                          109,776
                                                                                                  ---------------
ENGINEERING/R & D SERVICES - 0.7%
  URS Corp.*                                                                             1,700             68,425
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES - 2.1%
  Concur Technologies, Inc.*                                                             3,100    $        57,443
  Lawson Software, Inc.*,##                                                              4,500             34,515
  Mantech International Corp. Cl. A*                                                     1,700             56,474
  Ultimate Software Group, Inc.*                                                         2,200             56,870
                                                                                                  ---------------
                                                                                                          205,302
                                                                                                  ---------------
ENTERTAINMENT SOFTWARE - 0.6%
  THQ, Inc.*                                                                             2,150             55,664
                                                                                                  ---------------
E-SERVICES/CONSULTING - 0.5%
  RightNow Technologies, Inc.*                                                           3,000             47,610
                                                                                                  ---------------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.5%
  GFI Group, Inc.*                                                                       1,100             57,101
  Thomas Weisel Partners Group, Inc.*,##                                                 4,300             94,170
                                                                                                  ---------------
                                                                                                          151,271
                                                                                                  ---------------
FOOD-WHOLESALE/DISTRIBUTION - 0.5%
  Performance Food Group Co.*                                                            1,700             53,023
                                                                                                  ---------------
FOOTWEAR & RELATED APPAREL - 1.4%
  CROCS, Inc.*,##                                                                        3,000             75,450
  Iconix Brand Group, Inc.*                                                              4,400             64,020
                                                                                                  ---------------
                                                                                                          139,470
                                                                                                  ---------------
GOLF - 0.8%
  Callaway Golf Co.                                                                      4,600             79,120
                                                                                                  ---------------
HOTELS & MOTELS - 0.9%
  Orient-Express Hotels, Ltd. Cl. A                                                      2,300             90,229
                                                                                                  ---------------
HUMAN RESOURCES - 0.4%
  Labor Ready, Inc.*                                                                     1,700             40,715
                                                                                                  ---------------
INDUSTRIAL AUTOMATION/ROBOTICS - 0.5%
  Hurco Cos., Inc.*                                                                      1,700             46,274
                                                                                                  ---------------
INSTRUMENTS-SCIENTIFIC - 0.9%
  OYO Geospace Corp.*                                                                    1,500             88,485
                                                                                                  ---------------
INTERNET APPLICATIONS SOFTWARE - 1.5%
  DealerTrack Holdings, Inc.*                                                            7,200            153,432
                                                                                                  ---------------
INTERNET INFRASTRUCTURE SOFTWARE - 1.3%
  Openwave Systems, Inc.*                                                                3,100             66,898
  RADvision, Ltd.*                                                                       3,400             60,690
                                                                                                  ---------------
                                                                                                          127,588
                                                                                                  ---------------
INTERNET TELEPHONE - 0.5%
  j2 Global Communications, Inc.*,##                                                     1,100             51,700
                                                                                                  ---------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES - 0.4%
  Affiliated Managers Group, Inc.*,##                                                      400             42,644
                                                                                                  ---------------
LASERS-SYSTEMS/COMPONENTS - 0.5%
  Cymer, Inc.*                                                                           1,200             54,528
                                                                                                  ---------------
LEISURE & RECREATIONAL PRODUCTS - 0.6%
  Multimedia Games, Inc.*,##                                                             4,000             59,520
                                                                                                  ---------------
MACHINERY-CONSTRUCTION & MINING - 0.9%
  Astec Industries, Inc.                                                                 1,200             43,080
  JLG Industries, Inc.                                                                   1,600             49,264
                                                                                                  ---------------
                                                                                                           92,344
MACHINERY-GENERAL INDUSTRY - 3.0%
  Gardner Denver, Inc.*                                                                  1,100             71,720
  Intevac, Inc.*                                                                         3,600            103,608
  Manitowoc Co., Inc.                                                                      500             45,575
  Wabtec Corp.                                                                           2,300             74,980
                                                                                                  ---------------
                                                                                                          295,883
                                                                                                  ---------------
MEDICAL INFORMATION SYSTEMS - 0.6%
  Allscripts Healthcare Solutions, Inc.*,##                                              1,700    $        31,127
  Quality Systems, Inc.##                                                                1,000             33,100
                                                                                                  ---------------
                                                                                                           64,227
                                                                                                  ---------------
MEDICAL INSTRUMENTS - 2.1%
  Angiodynamics, Inc.*                                                                   2,100             63,126
  DexCom, Inc.*                                                                          2,500             50,675
  NuVasive, Inc.*                                                                        2,000             37,700
  Stereotaxis, Inc.*,##                                                                  4,200             52,962
                                                                                                  ---------------
                                                                                                          204,463
                                                                                                  ---------------
MEDICAL LASER SYSTEMS - 0.5%
  LCA-Vision, Inc.                                                                         900             45,099
                                                                                                  ---------------
MEDICAL PRODUCTS - 0.6%
  Viasys Healthcare, Inc.*                                                               1,900             57,152
                                                                                                  ---------------
MEDICAL-BIOMEDICAL/GENETICS - 2.2%
  InterMune, Inc.*,##                                                                    2,300             42,642
  Keryx Biopharmaceuticals, Inc.*                                                        4,100             78,351
  Martek Biosciences Corp.*,##                                                           1,900             62,377
  Myogen, Inc.*                                                                            900             32,607
                                                                                                  ---------------
                                                                                                          215,977
                                                                                                  ---------------
MEDICAL-DRUGS - 0.6%
  New River Pharmaceuticals, Inc.*                                                       1,800             59,778
                                                                                                  ---------------
MEDICAL-HMO - 0.5%
  WellCare Health Plans, Inc.*                                                           1,100             49,984
                                                                                                  ---------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 1.0%
  Hythiam, Inc.                                                                          5,300             48,707
  Option Care, Inc.                                                                      3,250             45,955
                                                                                                  ---------------
                                                                                                           94,662
                                                                                                  ---------------
NETWORKING PRODUCTS - 0.7%
  Atheros Communications, Inc.*                                                          2,700             70,713
                                                                                                  ---------------
NON-FERROUS METALS - 0.8%
  RTI International Metals, Inc.*                                                        1,500             82,275
                                                                                                  ---------------
NON-HAZARDOUS WASTE DISPOSAL - 0.4%
  Waste Connections, Inc.*                                                                 900             35,829
                                                                                                  ---------------
OFFICE FURNISHINGS-ORIGINAL - 1.2%
  Interface, Inc. Cl. A*                                                                 4,400             60,764
  Knoll, Inc.##                                                                          2,700             57,564
                                                                                                  ---------------
                                                                                                          118,328
                                                                                                  ---------------
OIL & GAS DRILLING - 0.4%
  Bronco Drilling Co., Inc.*                                                             1,600             42,080
                                                                                                  ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.4%
  GMX Resources, Inc.*                                                                   1,000             37,450
                                                                                                  ---------------
OIL FIELD MACHINERY & EQUIPMENT - 0.9%
  Hydril*                                                                                  600             46,770
  Lufkin Industries, Inc.                                                                  700             38,808
                                                                                                  ---------------
                                                                                                           85,578
                                                                                                  ---------------
OIL-FIELD SERVICES - 4.8%
  Core Laboratories NV*                                                                  1,200             57,060
  Dresser-Rand Group, Inc.*                                                              2,100             52,185
  Global Industries, Ltd.*                                                               3,100             44,919
  Helix Energy Solutions Group, Inc.*                                                    1,200             45,480
  Hornbeck Offshore Services*                                                            1,500             54,105
  Oceaneering International, Inc.*                                                       1,100             63,030
  Superior Energy Services, Inc.*                                                        2,100             56,259
  Tetra Technologies, Inc.*                                                              1,000             47,040
  Universal Compression Holdings, Inc.*                                                  1,100             55,737
                                                                                                  ---------------
                                                                                                          475,815
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
PHARMACY SERVICES - 0.6%
  HealthExtras, Inc.*                                                                    1,700    $        60,010
                                                                                                  ---------------
PHYSICAL PRACTICE MANAGEMENT - 0.6%
  Healthways, Inc.*                                                                      1,200             61,128
                                                                                                  ---------------
PHYSICAL THERAPY/REHABILITATION CENTERS - 0.4%
  Psychiatric Solutions, Inc.*                                                           1,200             39,756
                                                                                                  ---------------
PRIVATE CORRECTIONS - 0.5%
  Corrections Corporation of America*                                                    1,200             54,240
                                                                                                  ---------------
PROPERTY/CASUALTY INSURANCE - 1.2%
  Navigators Group, Inc.*                                                                1,100             54,560
  Ohio Casualty Corp.                                                                    2,000             63,400
                                                                                                  ---------------
                                                                                                          117,960
                                                                                                  ---------------
REAL ESTATE MANAGEMENT/SERVICES - 1.6%
  Jones Lang LaSalle, Inc.                                                                 800             61,232
  Trammell Crow Co.*                                                                     2,700             96,282
                                                                                                  ---------------
                                                                                                          157,514
                                                                                                  ---------------
RENTAL AUTO/EQUIPMENT - 0.9%
  Aaron Rents, Inc.                                                                      1,600             43,472
  H&E Equipment Services, Inc.*                                                          1,600             46,592
                                                                                                  ---------------
                                                                                                           90,064
                                                                                                  ---------------
RESORTS/THEME PARKS - 0.5%
  Vail Resorts, Inc.*                                                                    1,400             53,508
                                                                                                  ---------------
RETAIL-APPAREL/SHOE - 3.8%
  Aeropostale, Inc.*                                                                     2,000             60,320
  Charming Shoppes, Inc.*                                                                4,600             68,402
  Dress Barn, Inc.*,##                                                                     900             43,155
  DSW, Inc. Cl. A*,##                                                                    1,700             53,244
  JOS A. Bank Clothiers, Inc.*                                                           1,500             71,925
  New York & Co., Inc.*                                                                  2,300             34,362
  Too, Inc.*                                                                             1,300             44,655
                                                                                                  ---------------
                                                                                                          376,063
                                                                                                  ---------------
RETAIL-ARTS & CRAFTS - 0.6%
  AC Moore Arts & Crafts, Inc.*                                                          3,400             62,560
                                                                                                  ---------------
RETAIL-LEISURE PRODUCTS - 0.6%
  MarineMax, Inc.*                                                                       1,800             60,336
                                                                                                  ---------------
RETIREMENT/AGED CARE - 0.6%
  American Retirement Corp.*                                                             2,400             61,488
                                                                                                  ---------------
RUBBER & PLASTICS - 0.7%
  PW Eagle, Inc.##                                                                       2,500             69,500
                                                                                                  ---------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 1.3%
  Anadigics, Inc.*                                                                       8,000             63,200
  Atmel Corp.*                                                                          14,000             66,080
                                                                                                  ---------------
                                                                                                          129,280
                                                                                                  ---------------
SEMICONDUCTOR EQUIPMENT - 3.8%
  Axcelis Technologies, Inc.*                                                            8,200             48,052
  Brooks Automation, Inc.*                                                               3,500             49,840
  GSI Group, Inc.*                                                                       4,300             47,515
  Rudolph Technologies, Inc.*                                                            3,600             61,380
  Ultratech, Inc.*                                                                       2,700             66,096
  Varian Semiconductor Equipment Associates, Inc.*                                       1,050             29,484
  Veeco Instruments, Inc.*                                                               3,000             70,050
                                                                                                  ---------------
                                                                                                          372,417
                                                                                                  ---------------
STEEL PIPE &TUBE - 0.4%
  NS Group, Inc.*                                                                          900             41,427
                                                                                                  ---------------
STEEL-PRODUCERS - 0.5%
  Chaparral Steel Co.*                                                                     700    $        45,444
                                                                                                  ---------------
TELECOMMUNICATIONS EQUIPMENT - 1.2%
  Arris Group, Inc.*                                                                     4,100             56,416
  CommScope, Inc.*                                                                       2,300             65,665
                                                                                                  ---------------
                                                                                                          122,081
                                                                                                  ---------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS - 0.8%
  Avanex Corp.*,##                                                                      24,500             79,870
                                                                                                  ---------------
THERAPEUTICS - 0.5%
  CV Therapeutics, Inc.*,##                                                              1,800             39,744
  United Therapeutics Corp.*                                                               100              6,628
                                                                                                  ---------------
                                                                                                           46,372
                                                                                                  ---------------
TRANSPORT-MARINE - 0.4%
  American Commercial Lines, Inc.                                                          900             42,480
                                                                                                  ---------------
VITAMINS & NUTRITION PRODUCTS - 0.7%
  Herbalife, Ltd.*                                                                       2,200             74,294
                                                                                                  ---------------
WIRE & CABLE PRODUCTS - 1.4%
  General Cable Corp.*                                                                   2,600             78,858
  Superior Essex, Inc.*                                                                  2,200             55,968
                                                                                                  ---------------
                                                                                                          134,826
                                                                                                  ---------------
WIRELESS EQUIPMENT - 0.4%
  ID Systems, Inc.*                                                                      1,600             40,000
-----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $6,740,837)                                                                   9,333,320
-----------------------------------------------------------------------------------------------------------------

                                                                                     PRINCIPAL
                                                                                        AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 16.7%
MONEY MARKET FUNDS - 10.5%
  Boston Global Investment Trust - Enhanced Sleeve, 4.686%**                   $     1,039,350          1,039,350
                                                                                                  ---------------
TIME DEPOSIT - 6.2%
  Wells Fargo Bank - Grand Cayman
    4.150%, 04/01/06                                                                   610,958            610,958
-----------------------------------------------------------------------------------------------------------------
Total Short Term Investments (Cost: $1,650,308)                                                         1,650,308
-----------------------------------------------------------------------------------------------------------------
Total Investments - 111.0% (Cost: $8,391,145)                                                          10,983,628
-----------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (11.0%)                                                        (1,089,197)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $     9,894,431
-----------------------------------------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITIES.
** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.
## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 03/31/06.
ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                       PERCENT OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               1.3%
Communications                                                                                               10.7
Consumer, Cyclical                                                                                           15.7
Consumer, Non-cyclical                                                                                       15.0
Energy                                                                                                        6.5
Financial                                                                                                     6.4
Industrial                                                                                                   22.2
Technology                                                                                                   16.0
Utilities                                                                                                     0.5
Short Term Investments                                                                                       16.7
Liabilities in excess of other assets                                                                       (11.0)
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SMALL CAP VALUE FUND

MANAGEMENT TEAM: MARK W. STUCKELMAN, Portfolio Manager; STEPHEN SEXAUER, Portfolio Manager; NELSON SHING, Portfolio Manager; JAMES FERNANDES, CPA, CFA, Analyst; CHARLES HOEVELER, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Small Cap Value Fund seeks to maximize long-term capital appreciation through investments primarily in smaller U.S. companies with market capitalizations corresponding to the Russell 2000 Value Index that, in the opinion of the Investment Adviser, are undervalued in the marketplace.

MARKET OVERVIEW: U.S. equities shifted into high gear in 2005, closing the twelve months ending March 31, 2006 with solid gains. Healthy corporate earnings growth, a robust job market and tame core consumer prices were the overarching themes in support of accelerating stock prices. In spite of the positive final results, 2005 was wrought with crosswinds that threatened to derail economic growth. Throughout the year, investors struggled with soaring energy prices, cooling in the housing market and eight consecutive quarter-basis point interest rate hikes at the Federal Reserve.

Market advances were widespread, but lopsided. In general, small- and mid-cap stocks generated substantially greater gains than large-cap stocks. From a style standpoint, neither growth nor value provided clear, consistent leadership.

Within the Russell 2000 Value Index, telecommunications and industrials companies saw the best results. Utilities companies tended to trail after a long period of outperformance, while consumer-oriented businesses suffered amid elevated oil prices.

PERFORMANCE: From April 1, 2005 through March 31, 2006, the Fund's Class I shares gained 21.97%. The Russell 2000 Value Index rose 23.77%.

PORTFOLIO SPECIFICS: The Fund posted solid returns in fiscal 2005, but modestly trailed the benchmark. Stock selection in the information technology sector detracted most from relative performance, with a position in Comtech Telecommunications the category's most notable underperformer. Comtech shares dropped sharply late in the fourth quarter of 2005, following disappointing earnings guidance and news that a major contract is running off faster than expected. Other areas of relative weakness included stock selection in the financials sector and underweighting in the energy sector, which offset favorable stock selection within the group.

On the plus side, stock selection in several sectors was beneficial to relative performance, including industrials, health care and materials. A few of the strongest performers within the Fund more than doubled in price. AAR Corporation, a company that distributes aircraft parts and provides aircraft maintenance, secured a slew of new outsourcing contracts and benefited from a strong aerospace environment. Universal Truckload Services, a truckload company, reported better-than-expected earnings with strong organic growth and improved operating margins. The health care firm Candela, which produces cosmetic lasers, surged on better-than-expected earnings.

MARKET OUTLOOK: We expect an end to the current, prolonged cycle of Federal Reserve interest rate hikes later this year. We also see continued strength in personal consumption, supported by low unemployment and ongoing wage gains. Both of these factors bode well for equities, and should help offset the challenges presented by a cooling housing market and elevated energy prices.

We remain focused on identifying and investing in attractively priced, financially strong small-cap companies poised to benefit from change. Through intense, fundamental research and a diversified, risk-controlled approach to portfolio construction, we are confident we will continue producing excess return over time.

The Fund is currently closed to new investors. The Fund will continue to accept additional investments from existing shareholders.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SMALL CAP VALUE FUND CLASS I AND II SHARES WITH THE RUSSELL 2000 VALUE INDEX.

                                U.S. SMALL CAP VALUE FUND CLASS I SHARES      RUSSELL 2000 VALUE INDEX
12/30/1997                                     $    250,000                         $    250,000
12/31/1997                                     $    248,617                         $    250,504
1/31/1998                                      $    246,355                         $    245,969
2/28/1998                                      $    267,925                         $    260,851
3/31/1998                                      $    280,698                         $    271,441
4/30/1998                                      $    283,771                         $    272,771
5/31/1998                                      $    274,008                         $    263,115
6/30/1998                                      $    271,752                         $    261,642
7/31/1998                                      $    252,912                         $    241,155
8/31/1998                                      $    209,998                         $    203,390
9/30/1998                                      $    219,489                         $    214,882
10/31/1998                                     $    230,594                         $    221,264
11/30/1998                                     $    242,745                         $    227,260
12/31/1998                                     $    251,379                         $    234,396
1/31/1999                                      $    239,838                         $    229,075
2/28/1999                                      $    224,921                         $    213,429
3/31/1999                                      $    216,720                         $    211,658
4/30/1999                                      $    237,553                         $    230,982
5/31/1999                                      $    247,108                         $    238,073
6/30/1999                                      $    256,810                         $    246,692
7/31/1999                                      $    255,260                         $    240,845
8/31/1999                                      $    246,962                         $    232,030
9/30/1999                                      $    239,174                         $    227,389
10/31/1999                                     $    230,648                         $    222,842
11/30/1999                                     $    236,639                         $    224,000
12/31/1999                                     $    240,256                         $    230,877
1/31/2000                                      $    233,732                         $    224,828
2/29/2000                                      $    230,083                         $    238,565
3/31/2000                                      $    248,579                         $    239,687
4/30/2000                                      $    257,324                         $    241,101
5/31/2000                                      $    255,258                         $    237,412
6/30/2000                                      $    260,240                         $    244,344
7/31/2000                                      $    260,563                         $    252,481
8/31/2000                                      $    277,078                         $    263,767
9/30/2000                                      $    281,274                         $    262,263
10/31/2000                                     $    283,121                         $    261,319
11/30/2000                                     $    275,691                         $    255,988
12/31/2000                                     $    305,403                         $    283,507
1/31/2001                                      $    318,153                         $    291,332
2/28/2001                                      $    318,314                         $    290,924
3/31/2001                                      $    313,098                         $    286,269
4/30/2001                                      $    334,350                         $    299,523
5/31/2001                                      $    354,411                         $    307,221
6/30/2001                                      $    361,633                         $    319,572
7/31/2001                                      $    365,110                         $    312,413
8/31/2001                                      $    361,098                         $    311,320
9/30/2001                                      $    324,453                         $    276,950
10/31/2001                                     $    334,350                         $    284,178
11/30/2001                                     $    351,469                         $    304,611
12/31/2001                                     $    379,885                         $    323,253
1/31/2002                                      $    383,641                         $    327,552
2/28/2002                                      $    384,446                         $    329,550
3/31/2002                                      $    419,054                         $    354,234
4/30/2002                                      $    428,175                         $    366,703
5/31/2002                                      $    415,298                         $    354,565
6/30/2002                                      $    408,859                         $    346,729
7/31/2002                                      $    350,106                         $    295,205
8/31/2002                                      $    347,960                         $    293,906
9/30/2002                                      $    324,619                         $    272,921
10/31/2002                                     $    322,473                         $    277,015
11/30/2002                                     $    348,387                         $    299,121
12/31/2002                                     $    342,602                         $    286,348
1/31/2003                                      $    332,317                         $    278,273
2/28/2003                                      $    322,997                         $    268,923
3/31/2003                                      $    328,782                         $    271,801
4/30/2003                                      $    358,028                         $    297,622
5/31/2003                                      $    399,809                         $    328,009
6/30/2003                                      $    411,058                         $    333,552
7/31/2003                                      $    439,340                         $    350,197
8/31/2003                                      $    464,409                         $    363,504
9/30/2003                                      $    454,115                         $    359,324
10/31/2003                                     $    501,037                         $    388,609
11/30/2003                                     $    524,123                         $    403,531
12/31/2003                                     $    543,989                         $    418,139
1/31/2004                                      $    566,835                         $    432,607
2/29/2004                                      $    581,072                         $    440,999
3/31/2004                                      $    584,052                         $    447,085
4/30/2004                                      $    556,571                         $    423,971
5/31/2004                                      $    568,490                         $    429,101
6/30/2004                                      $    591,336                         $    450,899
7/31/2004                                      $    564,848                         $    430,158
8/30/2004                                      $    559,219                         $    434,373
9/30/2004                                      $    592,660                         $    451,575
10/31/2004                                     $    599,950                         $    458,574
11/30/2004                                     $    650,586                         $    499,295
12/31/2004                                     $    673,877                         $    511,179
1/31/2005                                      $    654,334                         $    491,396
2/28/2005                                      $    662,971                         $    501,126
3/31/2005                                      $    653,557                         $    490,803
4/30/2005                                      $    630,290                         $    465,477
5/31/2005                                      $    659,977                         $    493,871
6/30/2005                                      $    684,792                         $    515,700
7/31/2005                                      $    726,496                         $    545,044
8/31/2005                                      $    706,590                         $    532,508
9/30/2005                                      $    703,976                         $    531,602
10/31/2005                                     $    681,801                         $    518,259
11/30/2005                                     $    721,686                         $    539,300
12/31/2005                                     $    729,336                         $    535,148
1/31/2006                                      $    770,324                         $    579,405
2/28/2006                                      $    768,322                         $    579,347
3/31/2006                                      $    797,210                         $    607,445

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                                   SINCE
                                        1 YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------
U.S. Small Cap Value Fund Class I        21.97%        20.54%       15.08%
Russell 2000 Value Index                 23.77%        16.24%       11.36%

[CHART]

                                 U.S. SMALL CAP VALUE FUND CLASS II SHARES   RUSSELL 2000 VALUE INDEX
 11/9/2004                                     $    250,000                         $    250,000
11/30/2004                                     $    261,025                         $    262,875
12/31/2004                                     $    270,370                         $    269,131
1/31/2005                                      $    262,529                         $    258,716
2/28/2005                                      $    265,994                         $    263,839
3/31/2005                                      $    262,217                         $    258,404
4/30/2005                                      $    252,882                         $    245,070
5/31/2005                                      $    264,793                         $    260,019
6/30/2005                                      $    274,749                         $    271,512
7/31/2005                                      $    291,482                         $    286,961
8/31/2005                                      $    283,495                         $    280,361
9/30/2005                                      $    282,446                         $    279,884
10/31/2005                                     $    273,549                         $    272,859
11/30/2005                                     $    289,552                         $    283,937
12/31/2005                                     $    292,621                         $    281,751
1/31/2006                                      $    309,066                         $    305,052
2/28/2006                                      $    308,263                         $    305,021
3/31/2006                                      $    319,853                         $    319,815

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                      1 YEAR    SINCE INCEPTION
-------------------------------------------------------------------------------
U.S. Small Cap Value Fund Class II                     22.15%        19.58%
Russell 2000 Value Index                               23.77%        19.91%

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE RUSSELL 2000 VALUE INDEX FOR THE PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE FUND'S PERFORMANCE INCLUDES HISTORICAL PERFORMANCE OF COMPARABLE MANAGED INSTITUTIONAL POOLED ACCOUNTS MANAGED BY THE INVESTMENT ADVISER PRIOR TO THE INCEPTION OF THE FUND. THE FUND COMMENCED OPERATIONS ON MAY 1, 2001. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT.

IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 90.9%
AEROSPACE/DEFENSE-EQUIPMENT - 1.5%
  AAR Corp.*                                                                            88,800    $     2,529,024
                                                                                                  ---------------
APPAREL MANUFACTURERS - 0.9%
  Russell Corp.                                                                        110,500          1,524,900
                                                                                                  ---------------
B2B/E-COMMERCE - 0.6%
  webMethods, Inc.*                                                                    111,800            941,356
                                                                                                  ---------------
BUILDING & CONSTRUCTION-MISCELLANEOUS - 1.9%
  Dycom Industries, Inc.*                                                               72,800          1,547,000
  ElkCorp                                                                               45,300          1,528,875
                                                                                                  ---------------
                                                                                                        3,075,875
                                                                                                  ---------------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING - 0.9%
  Champion Enterprises, Inc.*                                                           96,500          1,443,640
                                                                                                  ---------------
CHEMICALS-SPECIALTY - 1.9%
  Hercules, Inc.*                                                                      136,600          1,885,080
  OM Group, Inc.*                                                                       54,500          1,253,500
                                                                                                  ---------------
                                                                                                        3,138,580
                                                                                                  ---------------
COMMERCIAL BANKS-CENTRAL US - 5.2%
  Amcore Financial, Inc.                                                                54,000          1,707,480
  Associated Banc Corp.                                                                 50,000          1,699,000
  Gold Banc Corp., Inc.                                                                 88,200          1,615,824
  Macatawa Bank Corp.                                                                   32,194          1,220,475
  Mercantile Bank Corp.                                                                 33,300          1,302,030
  Oak Hill Financial, Inc.                                                              32,900          1,016,939
                                                                                                  ---------------
                                                                                                        8,561,748
                                                                                                  ---------------
COMMERCIAL BANKS-EASTERN US - 0.5%
  Community Bank Systems, Inc.                                                          39,300            877,569
                                                                                                  ---------------
COMMERCIAL BANKS-WESTERN US - 1.0%
  Greater Bay Bancorp                                                                   57,900          1,606,146
                                                                                                  ---------------
COMMERCIAL SERVICES-FINANCE - 1.0%
  TNS, Inc.*                                                                            73,700          1,560,966
                                                                                                  ---------------
COMPUTERS-INTEGRATED SYSTEMS - 0.9%
  Intergraph Corp.*                                                                     36,100          1,503,926
                                                                                                  ---------------
COMPUTERS-MEMORY DEVICES - 1.1%
  Hutchinson Technology, Inc.*                                                          60,700          1,831,319
                                                                                                  ---------------
CONSUMER PRODUCTS-MISCELLANEOUS - 0.9%
  Prestige Brand Holdings, Inc.*                                                       122,400          1,489,608
                                                                                                  ---------------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.2%
  ESCO Technologies, Inc.*                                                              38,900          1,970,285
  Griffon Corp.*                                                                        68,800          1,708,992
                                                                                                  ---------------
                                                                                                        3,679,277
                                                                                                  ---------------
ELECTRIC-INTEGRATED - 2.0%
  CMS Energy Corp.*                                                                    127,600          1,652,420
  El Paso Electric Co.*                                                                 89,100          1,696,464
                                                                                                  ---------------
                                                                                                        3,348,884
                                                                                                  ---------------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 2.7%
  Benchmark Electronics, Inc.*                                                          29,400          1,127,490
  Methode Electronics, Inc. Cl. A                                                      112,800          1,228,392
  Rogers Corp.*                                                                         36,800          2,004,864
                                                                                                  ---------------
                                                                                                        4,360,746
                                                                                                  ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 0.4%
  IXYS Corp.*                                                                           68,100            627,882
                                                                                                  ---------------
ENERGY-ALTERNATE SOURCES - 0.9%
  Covanta Holding Corp.*                                                                93,300          1,555,311
                                                                                                  ---------------
FINANCE-AUTO LOANS - 1.1%
  United PanAm Financial Corp.*                                                         57,000    $     1,761,300
                                                                                                  ---------------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.0%
  Knight Capital Group, Inc. Cl. A*                                                    120,500          1,678,565
                                                                                                  ---------------
FOOD-MISCELLANEOUS/DIVERSIFIED - 0.8%
  Ralcorp Holdings, Inc.*                                                               35,900          1,365,995
                                                                                                  ---------------
FUNERAL SERVICES & RELATED ITEMS - 1.0%
  Stewart Enterprises, Inc. Cl. A                                                      295,600          1,687,876
                                                                                                  ---------------
GAS-DISTRIBUTION - 2.0%
  Energen Corp.                                                                         43,000          1,505,000
  UGI Corp.                                                                             82,500          1,738,275
                                                                                                  ---------------
                                                                                                        3,243,275
                                                                                                  ---------------
HOTELS & MOTELS - 0.9%
  Jameson Inns, Inc.*                                                                  632,600          1,549,870
                                                                                                  ---------------
HUMAN RESOURCES - 1.0%
  Korn/Ferry International*                                                             83,900          1,710,721
                                                                                                  ---------------
INDEX FUND-SMALL CAP - 4.9%
  iShares Russell 2000 Value Index Fund*                                               107,600          8,042,024
                                                                                                  ---------------
INTERNET APPLICATIONS SOFTWARE - 1.3%
  Interwoven Inc.*                                                                     114,100          1,025,759
  MatrixOne, Inc.*                                                                     162,400          1,162,784
                                                                                                  ---------------
                                                                                                        2,188,543
                                                                                                  ---------------
LASERS-SYSTEMS/COMPONENTS - 1.4%
  Cymer, Inc.*                                                                          28,400          1,290,496
  Rofin-Sinar Technologies, Inc.*                                                       18,100            979,753
                                                                                                  ---------------
                                                                                                        2,270,249
                                                                                                  ---------------
MACHINERY TOOLS & RELATED PRODUCTS - 1.1%
  Kennametal, Inc.                                                                      29,900          1,828,086
                                                                                                  ---------------
MACHINERY-GENERAL INDUSTRY - 2.7%
  Gardner Denver, Inc.*                                                                 40,100          2,614,520
  Wabtec Corp.                                                                          55,400          1,806,040
                                                                                                  ---------------
                                                                                                        4,420,560
                                                                                                  ---------------
MEDICAL PRODUCTS - 0.9%
  HealthTronics, Inc.*                                                                 177,500          1,467,925
                                                                                                  ---------------
MEDICAL-DRUGS - 0.4%
  Zymogenetics, Inc.*                                                                   26,800            579,416
                                                                                                  ---------------
MEDICAL-HOSPITALS - 1.1%
  LifePoint Hospitals, Inc.*                                                            44,700          1,390,170
  Medcath Corp.*                                                                        25,000            478,000
                                                                                                  ---------------
                                                                                                        1,868,170
                                                                                                  ---------------
METAL PROCESSORS & FABRICATION - 0.6%
  Quanex Corp.                                                                          15,600          1,039,428
                                                                                                  ---------------
METAL-ALUMINUM - 1.3%
  Century Aluminum Co.*                                                                 51,500          2,186,175
                                                                                                  ---------------
MOTION PICTURES & SERVICES - 1.1%
  Lions Gate Entertainment Corp.*,##                                                   170,800          1,733,620
                                                                                                  ---------------
MULTIMEDIA - 1.0%
  Gemstar - TV Guide International, Inc.*                                              508,600          1,571,574
                                                                                                  ---------------
NETWORKING PRODUCTS - 1.4%
  3COM Corp.*                                                                          208,000          1,064,960
  Aeroflex, Inc.*                                                                       88,400          1,213,732
                                                                                                  ---------------
                                                                                                        2,278,692
                                                                                                  ---------------
NON-FERROUS METALS - 1.2%
  RTI International Metals, Inc.*                                                       36,700          2,012,995
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.8%
  Forest Oil Corp.*                                                                     24,200    $       899,756
  Mariner Energy, Inc.*                                                                 19,585            401,688
                                                                                                  ---------------
                                                                                                        1,301,444
                                                                                                  ---------------
OIL REFINING & MARKETING - 1.2%
  Holly Corp.                                                                           25,800          1,912,296
                                                                                                  ---------------
OIL-FIELD SERVICES - 0.7%
  Superior Energy Services, Inc.*                                                       41,600          1,114,464
                                                                                                  ---------------
POWER CONVERSION/SUPPLY EQUIPMENT - 1.4%
  Artesyn Technologies, Inc.*                                                           96,100          1,052,295
  Power-One, Inc.*                                                                     175,900          1,266,480
                                                                                                  ---------------
                                                                                                        2,318,775
                                                                                                  ---------------
PRIVATE CORRECTIONS - 1.2%
  Corrections Corp. of America*                                                         43,300          1,957,160
                                                                                                  ---------------
PROPERTY/CASUALTY INSURANCE - 3.8%
  Castlepoint Holdings, Ltd. 144A#+                                                    237,400          2,374,000
  Navigators Group, Inc.*                                                               36,200          1,795,520
  Quanta Capital Holdings, Ltd.*                                                       118,400            355,200
  Tower Group, Inc.                                                                     74,400          1,718,640
                                                                                                  ---------------
                                                                                                        6,243,360
                                                                                                  ---------------
PUBLISHING-NEWSPAPERS - 0.7%
  Lee Enterprises, Inc.                                                                 33,000          1,098,570
                                                                                                  ---------------
RADIO - 1.0%
  Entercom Communications Corp. Cl. A                                                   28,700            801,304
  Radio One, Inc. Cl. D*                                                               103,800            774,348
                                                                                                  ---------------
                                                                                                        1,575,652
                                                                                                  ---------------
REITS-DIVERSIFIED - 1.4%
  Cousins Properties, Inc.                                                              34,700          1,160,021
  Washington Real Estate Investment Trust                                               31,500          1,144,080
                                                                                                  ---------------
                                                                                                        2,304,101
                                                                                                  ---------------
REITS-HEALTH CARE - 0.7%
  Ventas, Inc.                                                                          36,483          1,210,506
                                                                                                  ---------------
REITS-HOTELS - 1.7%
  Ashford Hospitality Trust, Inc.                                                      118,000          1,463,200
  DiamondRock Hospitality Co. 144A#                                                    101,300          1,398,953
                                                                                                  ---------------
                                                                                                        2,862,153
                                                                                                  ---------------
REITS-MORTGAGE - 4.0%
  Fieldstone Investment Corp.                                                           85,100          1,004,180
  Jer Investors Trust, Inc.                                                              9,600            159,552
  Jer Investors Trust, Inc. 144A#                                                       63,800          1,060,356
  KKR Financial Corp.*                                                                  77,150          1,730,474
  Newcastle Investment Corp.                                                            77,500          1,853,800
  NorthStar Realty Finance Corp.                                                        75,000            821,250
                                                                                                  ---------------
                                                                                                        6,629,612
                                                                                                  ---------------
REITS-SHOPPING CENTERS - 0.8%
  Equity One, Inc.                                                                      52,900          1,299,224
                                                                                                  ---------------
RETAIL-APPAREL/SHOE - 1.7%
  Charlotte Russe Holding, Inc.*                                                        65,100          1,393,140
  Charming Shoppes, Inc.*                                                               95,800          1,424,546
                                                                                                  ---------------
                                                                                                        2,817,686
                                                                                                  ---------------
RETAIL-DISCOUNT - 1.0%
  Tuesday Morning Corp.*                                                                72,900          1,683,261
                                                                                                  ---------------
RETAIL-PAWN SHOPS - 1.0%
  Cash America International, Inc.                                                      56,800          1,705,136
                                                                                                  ---------------
RETAIL-RESTAURANTS - 1.1%
  Lone Star Steakhouse & Saloon, Inc.                                                   64,600    $     1,835,932
                                                                                                  ---------------
RUBBER-TIRES - 1.0%
  Cooper Tire & Rubber Co.                                                             111,100          1,593,174
                                                                                                  ---------------
SAVINGS & LOANS/THRIFTS-CENTRAL US - 1.0%
  MAF Bancorp, Inc.                                                                     37,100          1,623,867
                                                                                                  ---------------
SAVINGS & LOANS/THRIFTS-EASTERN US - 2.5%
  Brookline Bancorp, Inc.                                                               97,228          1,506,062
  First Niagara Financial Group, Inc.                                                  128,700          1,886,742
  Parkvale Financial Corp.                                                              25,000            697,500
                                                                                                  ---------------
                                                                                                        4,090,304
                                                                                                  ---------------
SCHOOLS - 0.4%
  Concorde Career Colleges, Inc.*                                                       34,700            572,550
                                                                                                  ---------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 1.6%
  ASE Test, Ltd.*                                                                      150,600          1,355,400
  ChipMOS TECHNOLOGIES Bermuda, Ltd.*                                                  172,300          1,231,945
                                                                                                  ---------------
                                                                                                        2,587,345
                                                                                                  ---------------
SEMICONDUCTOR EQUIPMENT - 1.3%
  Mattson Technology, Inc.*                                                            103,700          1,244,400
  Varian Semiconductor Equipment Associates, Inc.*                                      30,000            842,400
                                                                                                  ---------------
                                                                                                        2,086,800
                                                                                                  ---------------
TELECOMMUNICATIONS EQUIPMENT - 1.0%
  Comtech Telecommunications Corp.*                                                     56,700          1,653,939
                                                                                                  ---------------
THERAPEUTICS - 1.4%
  CV Therapeutics, Inc.*                                                                40,300            889,824
  Medarex, Inc.*                                                                       106,300          1,405,286
                                                                                                  ---------------
                                                                                                        2,295,110
                                                                                                  ---------------
TRANSPORT-MARINE - 0.8%
  Genco Shipping & Trading, Ltd.*                                                       73,700          1,254,374
                                                                                                  ---------------
TRANSPORT-SERVICES - 1.0%
  Universal Truckload Services*                                                         63,600          1,593,180
-----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $124,808,682)                                                               149,361,791
-----------------------------------------------------------------------------------------------------------------

                                                                                     PRINCIPAL
                                                                                        AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 11.8%
MONEY MARKET FUNDS - 1.1%
  Boston Global Investment Trust - Enhanced Sleeve, 4.686%**                   $     1,791,300          1,791,300
                                                                                                  ---------------
TIME DEPOSIT - 10.7%
  Wells Fargo Bank - Grand Cayman
    4.150%, 04/01/06                                                                17,508,950         17,508,950
-----------------------------------------------------------------------------------------------------------------
Total Short Term Investments (Cost: $19,300,250)                                                       19,300,250
-----------------------------------------------------------------------------------------------------------------
Total Investments - 102.7% (Cost: $144,108,932)                                                       168,662,041
-----------------------------------------------------------------------------------------------------------------
Liabilities in Excess of other Assets - (2.7%)                                                         (4,437,203)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $   164,224,838
-----------------------------------------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITIES.
** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.
+ ILLIQUID SECURITIES, VALUED BY THE ADVISOR. TOTAL COST OF ILLIQUID SECURITIES AS OF MARCH 31, 2006 WAS $3,998,685. TOTAL MARKET VALUE OF ILLIQUID SECURITIES OWNED AT MARCH 31, 2006 WAS $2,374,000 OR 1.45% OF NET ASSETS.
# 144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT MARCH 31, 2006 WAS $4,833,309 OR 2.94% OF NET ASSETS.
## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 03/31/06.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                       PERCENT OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               4.5%
Communications                                                                                                6.9
Consumer, Cyclical                                                                                            9.8
Consumer, Non-cyclical                                                                                        8.9
Energy                                                                                                        3.5
Financial                                                                                                    25.9
Funds                                                                                                         4.9
Industrial                                                                                                   17.3
Technology                                                                                                    5.2
Utilities                                                                                                     4.0
Short Term Investments                                                                                       11.8
Liabilities in excess of other assets                                                                        (2.7)
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. LARGE CAP VALUE FUND

MANAGEMENT TEAM: STEPHEN SEXAUER, Portfolio Manager; NELSON SHING, Portfolio Manager; MARK W. STUCKELMAN, Portfolio Manager; JAMES FERNANDES, CPA, CFA, Analyst; CHARLES HOEVELER, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Large Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of U.S. companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

MARKET OVERVIEW: U.S. investors closed fiscal 2005 with robust gains. As measured by the S&P 500 Index, stock prices rose 11.72% in the twelve months to March 31, 2006. The broad-based advance was supported by the second-longest stretch of double-digit quarterly corporate earnings growth since 1950.

Another factor supporting equity markets was the quick recovery in economic indicators following the Gulf Coast hurricanes. In the wake of Hurricanes Katrina and Rita, energy prices soared, jobless figures spiked, and consumer confidence tumbled the most in fifteen years. Nevertheless, within a month of the storms, the price of gas was already down 16%, and by first quarter 2006, employment and consumer confidence were at four-year highs.

Within the large-cap value market, consumer discretionary was the only sector to close the year with losses. Information technology saw the strongest gains due to robust earnings growth and a brisk pace of mergers and acquisitions.

PERFORMANCE: The Fund's Class I shares posted an 11.75% increase during the twelve months ended March 31, 2006. The Russell 1000 Value Index advanced 13.29%.

PORTFOLIO SPECIFICS: The Fund produced solid absolute results during the year, but on a comparative basis, slightly underperformed the benchmark. The main detractor to the Fund's results was the financials sector, where stock selection among capital markets and insurance companies and underweighting in diversified financials and consumer finance businesses hurt relative returns.

Despite the challenges, stock selection in most sectors generated positive relative returns for the Fund, led by positions in the materials, information technology and consumer discretionary sectors. The three largest contributors to the Fund's results were Freescale Semiconductors, ITT Industries and ConocoPhillips. Freescale saw strong gains on higher-than-anticipated earnings and an upgrade by a major sell-side brokerage firm. ConocoPhillips has benefited from strains on the nation's capacity to refine crude oil into products such as gas, jet fuel and heating oil.

As of March 31, 2006, the Fund was well-diversified, with all sector weights within +/-5% of the benchmark's weights.

MARKET OUTLOOK: We anticipate solid earnings growth from U.S. companies in 2006, supported by ongoing economic expansion and modest inflation. We continue to believe there is significant value in owning reasonably priced, very large corporations that have strong cash flows, limited debt, solid assets and a catalyst to realize their value. By identifying these types of companies for the Fund, we are confident that we will deliver strong performance over time.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. LARGE CAP VALUE FUND CLASS I SHARES WITH THE RUSSELL 1000 VALUE INDEX.

                                  U.S. LARGE CAP VALUE FUND CLASS I SHARES    RUSSELL 1000 VALUE INDEX
4/30/1996                                      $    250,000                         $    250,000
5/31/1996                                      $    256,600                         $    253,125
6/30/1996                                      $    263,800                         $    253,328
7/31/1996                                      $    257,600                         $    243,752
8/31/1996                                      $    264,800                         $    250,723
9/30/1996                                      $    278,800                         $    260,702
10/31/1996                                     $    288,600                         $    270,791
11/30/1996                                     $    311,581                         $    290,423
12/31/1996                                     $    310,622                         $    286,706
1/31/1997                                      $    327,247                         $    300,611
2/28/1997                                      $    331,246                         $    305,030
3/31/1997                                      $    316,936                         $    294,049
4/30/1997                                      $    333,350                         $    306,399
5/31/1997                                      $    358,183                         $    323,527
6/30/1997                                      $    369,758                         $    337,406
7/31/1997                                      $    412,900                         $    362,779
8/31/1997                                      $    403,430                         $    349,864
9/30/1997                                      $    428,684                         $    370,996
10/31/1997                                     $    412,269                         $    360,645
11/30/1997                                     $    425,854                         $    376,586
12/31/1997                                     $    436,586                         $    387,582
1/31/1998                                      $    434,531                         $    382,078
2/28/1998                                      $    469,924                         $    407,792
3/31/1998                                      $    500,065                         $    432,749
4/30/1998                                      $    502,805                         $    435,648
5/31/1998                                      $    500,750                         $    429,201
6/30/1998                                      $    511,938                         $    434,695
7/31/1998                                      $    501,864                         $    427,000
8/31/1998                                      $    424,288                         $    363,463
9/30/1998                                      $    448,323                         $    384,326
10/31/1998                                     $    479,972                         $    414,111
11/30/1998                                     $    502,997                         $    433,408
12/31/1998                                     $    524,487                         $    448,144
1/31/1999                                      $    530,983                         $    451,729
2/28/1999                                      $    512,743                         $    445,360
3/31/1999                                      $    522,238                         $    454,579
4/30/1999                                      $    563,217                         $    497,037
5/31/1999                                      $    554,472                         $    491,569
6/30/1999                                      $    570,214                         $    505,825
7/31/1999                                      $    558,969                         $    491,004
8/31/1999                                      $    538,979                         $    472,788
9/30/1999                                      $    516,990                         $    456,240
10/31/1999                                     $    553,222                         $    482,520
11/30/1999                                     $    531,483                         $    478,756
12/31/1999                                     $    571,041                         $    481,054
1/31/2000                                      $    535,602                         $    465,372
2/29/2000                                      $    492,372                         $    430,795
3/31/2000                                      $    546,661                         $    483,352
4/30/2000                                      $    546,661                         $    477,745
5/31/2000                                      $    545,656                         $    482,761
6/30/2000                                      $    521,276                         $    460,699
7/31/2000                                      $    539,624                         $    466,458
8/31/2000                                      $    569,784                         $    492,393
9/30/2000                                      $    578,330                         $    496,923
10/31/2000                                     $    607,485                         $    509,147
11/30/2000                                     $    583,226                         $    490,258
12/31/2000                                     $    615,670                         $    514,819
1/31/2001                                      $    625,048                         $    516,827
2/28/2001                                      $    611,868                         $    502,459
3/31/2001                                      $    593,618                         $    484,723
4/30/2001                                      $    627,329                         $    508,474
5/31/2001                                      $    647,607                         $    519,915
6/30/2001                                      $    637,468                         $    508,373
7/31/2001                                      $    637,468                         $    507,305
8/31/2001                                      $    607,052                         $    486,962
9/30/2001                                      $    559,147                         $    452,680
10/31/2001                                     $    556,359                         $    448,787
11/30/2001                                     $    597,010                         $    474,861
12/31/2001                                     $    609,399                         $    486,068
1/31/2002                                      $    596,752                         $    482,325
2/28/2002                                      $    601,140                         $    483,097
3/31/2002                                      $    631,339                         $    505,948
4/30/2002                                      $    606,560                         $    488,594
5/31/2002                                      $    613,529                         $    491,037
6/30/2002                                      $    568,102                         $    462,851
7/31/2002                                      $    512,350                         $    419,806
8/31/2002                                      $    510,027                         $    422,954
9/30/2002                                      $    446,532                         $    375,922
10/31/2002                                     $    489,378                         $    403,778
11/30/2002                                     $    520,218                         $    429,216
12/31/2002                                     $    498,455                         $    410,588
1/31/2003                                      $    490,851                         $    400,652
2/28/2003                                      $    478,003                         $    389,954
3/31/2003                                      $    477,216                         $    390,617
4/30/2003                                      $    515,760                         $    424,991
5/31/2003                                      $    548,798                         $    452,446
6/30/2003                                      $    554,567                         $    458,101
7/31/2003                                      $    562,957                         $    464,927
8/31/2003                                      $    566,104                         $    472,180
9/30/2003                                      $    562,695                         $    467,553
10/31/2003                                     $    597,831                         $    496,167
11/30/2003                                     $    599,439                         $    502,915
12/31/2003                                     $    635,459                         $    533,894
1/31/2004                                      $    648,631                         $    543,291
2/29/2004                                      $    662,071                         $    554,917
3/31/2004                                      $    657,502                         $    550,034
4/30/2004                                      $    645,674                         $    536,613
5/31/2004                                      $    653,201                         $    542,087
6/30/2004                                      $    662,609                         $    554,880
7/31/2004                                      $    649,975                         $    547,056
8/30/2004                                      $    649,706                         $    554,824
9/30/2004                                      $    664,759                         $    563,424
10/31/2004                                     $    673,601                         $    572,777
11/30/2004                                     $    706,540                         $    601,702
12/31/2004                                     $    723,709                         $    621,859
1/31/2005                                      $    715,531                         $    610,852
2/28/2005                                      $    741,719                         $    631,071
3/31/2005                                      $    727,849                         $    622,426
4/30/2005                                      $    712,855                         $    611,284
5/31/2005                                      $    730,819                         $    626,016
6/30/2005                                      $    739,516                         $    632,902
7/31/2005                                      $    766,508                         $    651,193
8/31/2005                                      $    759,993                         $    648,328
9/30/2005                                      $    760,829                         $    657,405
10/31/2005                                     $    740,971                         $    640,707
11/30/2005                                     $    769,869                         $    661,786
12/31/2005                                     $    768,484                         $    665,690
1/31/2006                                      $    793,459                         $    691,519
2/28/2006                                      $    794,015                         $    695,737
3/31/2006                                      $    813,468                         $    705,130

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                                   SINCE
                                        1 YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------
U.S. Large Cap Value Fund Class I        11.75%         6.50%       12.62%
Russell 1000 Value Index                 13.29%         7.79%       11.02%

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE RUSSELL 1000 VALUE INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS). THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 97.0%
AEROSPACE/DEFENSE-EQUIPMENT - 1.6%
  United Technologies Corp.                                                              7,200    $       417,384
                                                                                                  ---------------
APPLICATIONS SOFTWARE - 3.1%
  Microsoft Corp.                                                                       30,200            821,742
                                                                                                  ---------------
CABLE TV - 1.4%
  Comcast Corp. Cl. A*                                                                  13,700            358,392
                                                                                                  ---------------
COMMERCIAL BANKS-EASTERN US - 3.5%
  North Fork Bancorporation                                                             31,550            909,586
                                                                                                  ---------------
COMPUTERS - 1.4%
  International Business Machines Corp.                                                  4,400            362,868
                                                                                                  ---------------
CONSUMER PRODUCTS-MISCELLANEOUS - 0.8%
  Fortune Brands, Inc.                                                                   2,600            209,638
                                                                                                  ---------------
DIVERSIFIED MANUFACTURING OPERATIONS - 9.4%
  General Electric Co.                                                                  26,900            935,582
  ITT Industries, Inc.                                                                  17,600            989,472
  Textron, Inc.                                                                          5,700            532,323
                                                                                                  ---------------
                                                                                                        2,457,377
                                                                                                  ---------------
ELECTRIC-INTEGRATED - 2.3%
  Exelon Corp.                                                                          11,400            603,060
                                                                                                  ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 3.1%
  Freescale Semiconductor, Inc. Cl. B*                                                  29,140            809,218
                                                                                                  ---------------
FIDUCIARY BANKS - 1.3%
  Bank of New York Co., Inc.                                                             9,400            338,776
                                                                                                  ---------------
FINANCE-INVESTMENT BANKERS/BROKERS - 5.7%
  Goldman Sachs Group, Inc.                                                              1,900            298,224
  Morgan Stanley                                                                        19,000          1,193,580
                                                                                                  ---------------
                                                                                                        1,491,804
                                                                                                  ---------------
FINANCE-MORTGAGE LOAN/BANKER - 3.7%
  Countrywide Credit Industries, Inc.                                                   26,400            968,880
                                                                                                  ---------------
FINANCIAL GUARANTEE INSURANCE - 1.0%
  Ambac Financial Group, Inc.                                                            3,500            278,600
                                                                                                  ---------------
INDUSTRIAL GASES - 2.0%
  Praxair, Inc.                                                                          9,400            518,410
                                                                                                  ---------------
MEDICAL-DRUGS - 4.1%
  Abbott Laboratories                                                                    8,300            352,501
  Pfizer, Inc.                                                                          28,800            717,696
                                                                                                  ---------------
                                                                                                        1,070,197
                                                                                                  ---------------
MEDICAL-HMO - 2.3%
  WellPoint, Inc.*                                                                       7,900            611,697
                                                                                                  ---------------
MULTI-LINE INSURANCE - 6.1%
  Allstate Corp.                                                                         9,100            474,201
  American International Group, Inc.                                                    17,100          1,130,139
                                                                                                  ---------------
                                                                                                        1,604,340
                                                                                                  ---------------
MULTIMEDIA - 3.5%
  Time Warner, Inc.                                                                     39,200            658,168
  Walt Disney Co.                                                                        9,900            276,111
                                                                                                  ---------------
                                                                                                          934,279
                                                                                                  ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 3.9%
  Apache Corp.                                                                          15,550          1,018,681
                                                                                                  ---------------
OIL COMPANIES-INTEGRATED - 8.0%
  ConocoPhillips                                                                        17,520          1,106,388
  Marathon Oil Corp.                                                                    13,200          1,005,444
                                                                                                  ---------------
                                                                                                        2,111,832
                                                                                                  ---------------
OIL REFINING & MARKETING - 2.2%
  Valero Energy Corp.                                                                    9,500    $       567,910
                                                                                                  ---------------
RETAIL-APPAREL/SHOE - 2.5%
  Gap, Inc.                                                                             35,000            653,800
                                                                                                  ---------------
RETAIL-REGIONAL DEPARTMENT STORES - 4.4%
  Federated Department Stores, Inc.                                                     15,800          1,153,400
                                                                                                  ---------------
SAVINGS & LOANS/THRIFTS-WESTERN US - 4.0%
  Washington Mutual, Inc.                                                               24,600          1,048,452
                                                                                                  ---------------
STEEL-PRODUCERS - 2.9%
  United States Steel Corp.                                                             12,700            770,636
                                                                                                  ---------------
SUPER-REGIONAL BANKS-US - 8.6%
  Bank of America Corp.                                                                 10,712            487,824
  US Bancorp                                                                            27,100            826,550
  Wells Fargo & Co.                                                                     15,000            958,050
                                                                                                  ---------------
                                                                                                        2,272,424
                                                                                                  ---------------
TELEPHONE-INTEGRATED - 2.8%
  Sprint Corp.                                                                          19,900            514,216
  Verizon Communications, Inc.                                                           6,400            217,984
                                                                                                  ---------------
                                                                                                          732,200
                                                                                                  ---------------
TOBACCO - 1.4%
  Altria Group, Inc.                                                                     5,200            368,472
-----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $20,421,905)                                                                 25,464,055
-----------------------------------------------------------------------------------------------------------------

                                                                                     PRINCIPAL
                                                                                        AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 3.1%
TIME DEPOSIT - 3.1%
  Citibank Nassau
    4.150%, 04/01/06
    (Cost: $805,000)                                                           $       805,000            805,000
-----------------------------------------------------------------------------------------------------------------
Total Investments - 100.1% (Cost: $21,226,905)                                                         26,269,055
-----------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (0.1%)                                                            (32,101)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $    26,236,954
-----------------------------------------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                       PERCENT OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               4.9%
Communications                                                                                                7.7
Consumer, Cyclical                                                                                            6.9
Consumer, Non-cyclical                                                                                        8.6
Energy                                                                                                       14.1
Financial                                                                                                    34.0
Industrial                                                                                                   10.9
Technology                                                                                                    7.6
Utilities                                                                                                     2.3
Short Term Investments                                                                                        3.1
Liabilities in excess of other assets                                                                        (0.1)
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

MANAGEMENT TEAM: JAMES LI, PH.D., CFA, Portfolio Manager; JANE EDMONSON, Portfolio Manager

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index at time of purchase.

MARKET OVERVIEW: During the twelve months ending March 31, 2006, U.S. equities advanced, overcoming multiple headwinds. Gains were widespread, with stocks in all major styles and capitalization ranges closing the period in positive territory. From a comparative standpoint, small- and mid-caps outpaced large-caps, while no clear leader emerged in growth versus value. Share prices received support amid:

  - Strong corporate earnings growth and expectations for ongoing healthy profits

  - Tight business inventories and accelerating manufacturing activity

  - Low unemployment and robust gains in payrolls and wage growth

Despite the positive overall results, several factors limited potentially greater gains. Foremost among these were the advent of $70/barrel oil, relentless interest rate hikes by the Federal Reserve and early signs of cooling in the housing market.

PERFORMANCE: During the twelve months ended March 31, 2006, the Fund's Class I shares registered a 13.98% gain. This compared favorably to the Russell 1000 Growth Index which rose 13.14%.

PORTFOLIO SPECIFICS: The Fund outperformed in the period from April 1, 2005 through March 31, 2006, closing the fiscal year with a twelve-month return higher than the benchmark. Investors benefited from strong performance from materials and energy holdings, and strong contributions from the health care and information technology sectors. On a security level, the stocks that contributed the most to Fund performance were Diamond Offshore Drilling, Archer Daniels Midland (ADM) and Nucor. Holdings of Diamond Offshore, a global offshore oil and gas drilling contractor, gained more than 80% during the period as energy prices steadily climbed, driving margins higher. ADM shares rose nearly 16% during the third quarter after second quarter earnings, driven by strong ethanol sales, came in ahead of expectations. Nucor, a large steel manufacturer, saw its stock advance on positive earnings results due to a favorable pricing environment.

Stock selection in the consumer discretionary and financials sectors generally detracted from relative performance.

As a result of our bottom-up stock selection process, the Fund's sector exposures have shifted over the course of the year. We decreased exposure to the telecommunications and information technology sectors and increased positions in industrials. As of March 31, 2006, the Fund remains broadly diversified.

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

By applying our disciplined, bottom-up approach in all investment environments, we believe the Fund will generate consistently strong returns over time.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SYSTEMATIC LARGE CAP GROWTH FUND CLASS I SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                                 U.S. SYSTEMATIC LARGE CAP GROWTH FUND
                                              CLASS I SHARES                RUSSELL 1000 GROWTH INDEX
12/27/1996                                     $    250,000                         $    250,000
12/31/1996                                     $    247,200                         $    246,185
 1/31/1997                                     $    272,400                         $    263,452
 2/28/1997                                     $    267,800                         $    261,669
 3/31/1997                                     $    260,000                         $    247,507
 4/30/1997                                     $    270,000                         $    263,941
 5/31/1997                                     $    300,200                         $    282,990
 6/30/1997                                     $    311,400                         $    294,315
 7/31/1997                                     $    350,200                         $    320,345
 8/31/1997                                     $    342,200                         $    301,595
 9/30/1997                                     $    359,600                         $    316,436
10/31/1997                                     $    359,200                         $    304,741
11/30/1997                                     $    354,897                         $    317,683
12/31/1997                                     $    361,073                         $    321,241
 1/31/1998                                     $    366,478                         $    330,846
 2/28/1998                                     $    400,192                         $    355,733
 3/31/1998                                     $    424,641                         $    369,912
 4/30/1998                                     $    438,281                         $    375,032
 5/31/1998                                     $    427,214                         $    364,388
 6/30/1998                                     $    458,097                         $    386,707
 7/31/1998                                     $    448,284                         $    384,147
 8/31/1998                                     $    373,570                         $    326,494
 9/30/1998                                     $    420,007                         $    351,576
10/31/1998                                     $    451,657                         $    379,832
11/30/1998                                     $    494,721                         $    408,726
12/31/1998                                     $    580,590                         $    445,580
 1/31/1999                                     $    645,965                         $    471,745
 2/28/1999                                     $    632,475                         $    450,195
 3/31/1999                                     $    697,590                         $    473,907
 4/30/1999                                     $    730,134                         $    474,514
 5/31/1999                                     $    735,294                         $    459,932
 6/30/1999                                     $    770,229                         $    492,146
 7/31/1999                                     $    760,111                         $    476,505
 8/31/1999                                     $    755,701                         $    484,291
 9/30/1999                                     $    769,969                         $    474,116
10/31/1999                                     $    825,745                         $    509,922
11/30/1999                                     $    920,954                         $    537,432
12/31/1999                                     $  1,138,610                         $    593,330
 1/31/2000                                     $  1,089,839                         $    565,509
 2/29/2000                                     $  1,248,865                         $    593,157
 3/31/2000                                     $  1,292,448                         $    635,615
 4/30/2000                                     $  1,193,089                         $    605,372
 5/31/2000                                     $  1,117,078                         $    574,886
 6/30/2000                                     $  1,235,116                         $    618,456
 7/31/2000                                     $  1,180,637                         $    592,673
 8/31/2000                                     $  1,334,734                         $    646,334
 9/30/2000                                     $  1,219,032                         $    585,197
10/31/2000                                     $  1,094,249                         $    557,505
11/30/2000                                     $    883,799                         $    475,324
12/31/2000                                     $    865,615                         $    460,284
 1/31/2001                                     $    843,954                         $    492,085
 2/28/2001                                     $    698,749                         $    408,544
 3/31/2001                                     $    604,620                         $    364,086
 4/30/2001                                     $    683,507                         $    410,132
 5/31/2001                                     $    652,754                         $    404,095
 6/30/2001                                     $    620,130                         $    394,736
 7/31/2001                                     $    584,564                         $    384,872
 8/31/2001                                     $    518,513                         $    353,389
 9/30/2001                                     $    434,278                         $    318,121
10/31/2001                                     $    455,938                         $    334,822
11/30/2001                                     $    511,560                         $    366,999
12/31/2001                                     $    508,886                         $    366,302
 1/31/2002                                     $    489,365                         $    359,818
 2/28/2002                                     $    457,810                         $    344,886
 3/31/2002                                     $    483,482                         $    356,819
 4/30/2002                                     $    455,404                         $    327,702
 5/31/2002                                     $    442,033                         $    319,772
 6/30/2002                                     $    393,631                         $    290,193
 7/31/2002                                     $    362,611                         $    274,232
 8/31/2002                                     $    364,483                         $    275,055
 9/30/2002                                     $    340,951                         $    246,532
10/31/2002                                     $    359,403                         $    269,139
11/30/2002                                     $    373,041                         $    283,753
12/31/2002                                     $    336,940                         $    264,146
 1/31/2003                                     $    329,987                         $    257,727
 2/28/2003                                     $    329,185                         $    256,541
 3/31/2003                                     $    340,416                         $    261,313
 4/30/2003                                     $    361,809                         $    280,650
 5/31/2003                                     $    372,506                         $    294,655
 6/30/2003                                     $    376,517                         $    298,721
 7/31/2003                                     $    387,213                         $    306,159
 8/31/2003                                     $    396,573                         $    313,782
 9/30/2003                                     $    385,876                         $    310,425
10/31/2003                                     $    404,060                         $    327,871
11/30/2003                                     $    408,606                         $    331,281
12/31/2003                                     $    408,072                         $    342,743
 1/31/2004                                     $    418,768                         $    349,735
 2/29/2004                                     $    415,827                         $    351,973
 3/31/2004                                     $    402,991                         $    345,427
 4/30/2004                                     $    393,631                         $    341,420
 5/31/2004                                     $    403,793                         $    347,770
 6/30/2004                                     $    412,618                         $    352,152
 7/31/2004                                     $    390,957                         $    332,255
 8/30/2004                                     $    385,609                         $    330,627
 9/30/2004                                     $    390,688                         $    333,768
10/31/2004                                     $    395,767                         $    338,975
11/30/2004                                     $    419,315                         $    350,636
12/31/2004                                     $    430,259                         $    364,381
 1/31/2005                                     $    415,544                         $    352,247
 2/28/2005                                     $    424,104                         $    355,981
 3/31/2005                                     $    419,015                         $    349,502
 4/30/2005                                     $    401,081                         $    342,861
 5/31/2005                                     $    421,657                         $    359,421
 6/30/2005                                     $    421,910                         $    358,092
 7/31/2005                                     $    440,094                         $    375,602
 8/31/2005                                     $    432,348                         $    370,757
 9/30/2005                                     $    437,147                         $    372,462
10/31/2005                                     $    426,175                         $    368,850
11/30/2005                                     $    446,248                         $    384,747
12/31/2005                                     $    445,980                         $    383,554
 1/31/2006                                     $    463,106                         $    390,305
 2/28/2006                                     $    464,727                         $    389,680
 3/31/2006                                     $    477,553                         $    395,448

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                                   SINCE
                                        1 YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------
U.S. Systematic Large Cap
Growth Fund Class I                      13.98%        -4.60%         7.24%
Russell 1000 Growth Index                13.14%         1.66%         5.08%

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE RUSSELL 1000 GROWTH INDEX FOR THE PERIODS INDICATED. PERFORMANCE IS SHOWN FOR CLASS I SHARES ONLY. CLASS II SHARES ARE NEW AND HAVE NO PRIOR PERFORMANCE. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX CONSISTS OF THE 1,000 LARGEST SECURITIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 90% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. IT IS A LARGE-CAP, MARKET-ORIENTED INDEX AND IS HIGHLY CORRELATED WITH THE S&P 500 INDEX. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 99.3%
AEROSPACE/DEFENSE - 4.4%
  Boeing Co.                                                                             1,500    $       116,895
  Lockheed Martin Corp.                                                                  2,800            210,364
  Raytheon Co.                                                                           2,800            128,352
                                                                                                  ---------------
                                                                                                          455,611
                                                                                                  ---------------
AGRICULTURAL OPERATIONS - 1.7%
  Archer-Daniels-Midland Co.                                                             5,200            174,980
                                                                                                  ---------------
AIRLINES - 0.6%
  AMR Corp.*                                                                             2,400             64,920
                                                                                                  ---------------
APPLICATIONS SOFTWARE - 2.0%
  Microsoft Corp.                                                                        4,100            111,561
  Red Hat, Inc.*                                                                         3,500             97,930
                                                                                                  ---------------
                                                                                                          209,491
                                                                                                  ---------------
BEVERAGES-NON-ALCOHOLIC - 2.0%
  Coca-Cola Co.                                                                          4,900            205,163
                                                                                                  ---------------
BEVERAGES-WINE/SPIRITS - 1.0%
  Anheuser Busch Cos., Inc.                                                              2,400            102,648
                                                                                                  ---------------
BUILDING PRODUCTS-CEMENT/AGGREGATE - 1.8%
  Martin Marietta Materials, Inc.                                                        1,800            192,654
                                                                                                  ---------------
CASINO SERVICES - 1.0%
  International Game Technology                                                          2,900            102,138
                                                                                                  ---------------
COMMERCIAL SERVICES - 1.3%
  Weight Watchers International, Inc.                                                    2,700            138,780
                                                                                                  ---------------
COMPUTER SERVICES - 1.9%
  Computer Sciences Corp.*                                                               1,900            105,545
  Electronic Data Systems Corp.                                                          3,600             96,588
                                                                                                  ---------------
                                                                                                          202,133
                                                                                                  ---------------
COMPUTERS - 3.8%
  Hewlett-Packard Co.                                                                    4,100            134,890
  International Business Machines Corp.                                                  3,200            263,904
                                                                                                  ---------------
                                                                                                          398,794
                                                                                                  ---------------
CONSULTING SERVICES - 1.1%
  Corporate Executive Board Co.                                                          1,100            110,990
                                                                                                  ---------------
COSMETICS & TOILETRIES - 0.5%
  Procter & Gamble Co.                                                                     975             56,180
                                                                                                  ---------------
DISTRIBUTION/WHOLESALE - 0.5%
  Genuine Parts Co.                                                                      1,200             52,596
                                                                                                  ---------------
DIVERSIFIED MANUFACTURING OPERATIONS - 6.9%
  General Electric Co.                                                                   7,800            271,284
  General Mills, Inc.                                                                    2,700            136,836
  Illinois Tool Works, Inc.                                                              1,700            163,727
  Parker Hannifin Corp.                                                                  1,900            153,159
                                                                                                  ---------------
                                                                                                          725,006
                                                                                                  ---------------
ELECTRIC PRODUCTS-MISCELLANEOUS - 1.6%
  Emerson Electric Co.                                                                   2,000            167,260
                                                                                                  ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 5.1%
  Broadcom Corp. Cl. A*                                                                  1,650             71,214
  Intersil Corp. Cl. A*                                                                  4,600            133,032
  LSI Logic Corp.*                                                                       5,700             65,892
  National Semiconductor Corp.                                                           5,600            155,904
  Texas Instruments, Inc.                                                                3,200            103,904
                                                                                                  ---------------
                                                                                                          529,946
                                                                                                  ---------------
ELECTRONIC CONNECTORS - 0.6%
  Thomas & Betts Corp.*                                                                  1,200             61,656
                                                                                                  ---------------
ELECTRONIC DESIGN AUTOMATION - 0.5%
  Synopsys, Inc.*                                                                        2,300    $        51,405
                                                                                                  ---------------
ELECTRONIC MEASURE INSTRUMENTS - 1.2%
  Agilent Technologies, Inc.*                                                            3,400            127,670
                                                                                                  ---------------
ENTERPRISE SOFTWARE/SERVICES - 1.9%
  Oracle Corp.*                                                                         14,700            201,243
                                                                                                  ---------------
FOOD-RETAIL - 1.0%
  Safeway, Inc.                                                                          4,300            108,016
                                                                                                  ---------------
HEALTH CARE COST CONTAINMENT - 1.6%
  McKesson Corp.                                                                         3,200            166,816
                                                                                                  ---------------
HOME DECORATION PRODUCTS - 1.0%
  Newell Rubbermaid, Inc.                                                                4,300            108,317
                                                                                                  ---------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES - 1.0%
  Legg Mason, Inc.                                                                         800            100,264
                                                                                                  ---------------
MEDICAL INFORMATION SYSTEMS - 1.0%
  IMS Health, Inc.                                                                       4,000            103,080
                                                                                                  ---------------
MEDICAL PRODUCTS - 6.3%
  Baxter International, Inc.                                                             3,300            128,073
  Becton Dickinson & Co.                                                                 2,200            135,476
  Johnson & Johnson                                                                      6,600            390,852
                                                                                                  ---------------
                                                                                                          654,401
                                                                                                  ---------------
MEDICAL-BIOMEDICAL/GENETICS - 1.3%
  Biogen Idec, Inc.*                                                                     2,900            136,590
                                                                                                  ---------------
MEDICAL-DRUGS - 1.7%
  Abbott Laboratories                                                                    4,200            178,374
                                                                                                  ---------------
MEDICAL-HMO - 4.2%
  Aetna, Inc.                                                                            3,600            176,904
  UnitedHealth Group, Inc.                                                               4,700            262,542
                                                                                                  ---------------
                                                                                                          439,446
                                                                                                  ---------------
MEDICAL-NURSING HOMES - 1.3%
  Manor Care, Inc.                                                                       3,100            137,485
                                                                                                  ---------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS - 0.9%
  Cardinal Health, Inc.                                                                  1,200             89,424
                                                                                                  ---------------
MULTI-LINE INSURANCE - 1.6%
  Allstate Corp.                                                                         2,300            119,853
  American International Group, Inc.                                                       800             52,872
                                                                                                  ---------------
                                                                                                          172,725
                                                                                                  ---------------
NETWORKING PRODUCTS - 2.5%
  Cisco Systems, Inc.*                                                                  12,200            264,374
                                                                                                  ---------------
OIL & GAS DRILLING - 2.7%
  Diamond Offshore Drilling, Inc.                                                        1,300            116,350
  Helmerich & Payne, Inc.                                                                1,600            111,712
  Transocean, Inc.*                                                                        700             56,210
                                                                                                  ---------------
                                                                                                          284,272
                                                                                                  ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 1.2%
  Devon Energy Corp.                                                                     2,000            122,340
                                                                                                  ---------------
PHARMACY SERVICES - 1.2%
  Express Scripts, Inc.*                                                                 1,400            123,060
                                                                                                  ---------------
PROPERTY/CASUALTY INSURANCE - 0.9%
  Chubb Corp.                                                                            1,000             95,440
                                                                                                  ---------------
RESEARCH & DEVELOPMENT - 1.4%
  Pharmaceutical Product Development, Inc.                                               4,200            145,362
                                                                                                  ---------------
RETAIL-APPAREL/SHOE - 3.9%
  Ann Taylor Stores Corp.*                                                               3,800            139,802
  Claire's Stores, Inc.                                                                  4,400            159,764
  Gap, Inc.                                                                              5,800            108,344
                                                                                                  ---------------
                                                                                                          407,910
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
RETAIL-DISCOUNT - 1.2%
  Dollar Tree Stores, Inc.                                                               4,700    $       130,049
                                                                                                  ---------------
RETAIL-MAJOR DEPARTMENT STORES - 1.4%
  JC Penney Co., Inc.                                                                    2,400            144,984
                                                                                                  ---------------
RETAIL-REGIONAL DEPARTMENT STORES - 1.0%
  Federated Department Stores, Inc.                                                      1,500            109,500
                                                                                                  ---------------
RETAIL-RESTAURANTS - 1.4%
  McDonald's Corp.                                                                       2,900             99,644
  Yum! Brands, Inc.                                                                      1,000             48,860
                                                                                                  ---------------
                                                                                                          148,504
                                                                                                  ---------------
SEMICONDUCTOR EQUIPMENT - 1.7%
  Applied Materials, Inc.                                                                9,900            173,349
                                                                                                  ---------------
STEEL-PRODUCERS - 1.4%
  Nucor Corp.                                                                            1,400            146,706
                                                                                                  ---------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS - 1.4%
  Corning, Inc.*                                                                         5,300            142,623
                                                                                                  ---------------
TELEVISION - 0.5%
  CBS Corp. Cl. B                                                                        2,000             47,960
                                                                                                  ---------------
TOBACCO - 1.0%
  Altria Group, Inc.                                                                     1,500            106,290
                                                                                                  ---------------
TRANSPORT-RAIL - 3.5%
  Burlington Northern Santa Fe Corp.                                                     2,100            174,993
  CSX Corp.                                                                              3,200            191,360
                                                                                                  ---------------
                                                                                                          366,353
                                                                                                  ---------------
TRANSPORT-SERVICES - 2.9%
  Laidlaw International, Inc.                                                            3,800            103,360
  United Parcel Service, Inc. Cl. B                                                      2,500            198,450
                                                                                                  ---------------
                                                                                                          301,810
                                                                                                  ---------------
WEB PORTALS/ISP - 1.1%
  Google, Inc. Cl. A                                                                       300            117,000
                                                                                                  ---------------
WIRELESS EQUIPMENT - 2.7%
  Motorola, Inc.                                                                         6,700            153,497
  QUALCOMM, Inc.                                                                         2,600            131,586
                                                                                                  ---------------
                                                                                                          285,083
-----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $8,970,513)                                                                  10,389,171
-----------------------------------------------------------------------------------------------------------------
Total Investments - 99.3% (Cost: $8,970,513)                                                           10,389,171
-----------------------------------------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 0.7%                                                               76,159
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $    10,465,330
-----------------------------------------------------------------------------------------------------------------

*  NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                       PERCENT OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               1.4%
Communications                                                                                                8.2
Consumer, Cyclical                                                                                           12.1
Consumer, Non-cyclical                                                                                       29.4
Energy                                                                                                        3.9
Financial                                                                                                     3.5
Industrial                                                                                                   22.9
Technology                                                                                                   17.9
Other assets in excess of liabilities                                                                         0.7
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SYSTEMATIC MIDCAP GROWTH FUND

MANAGEMENT TEAM: JANE EDMONDSON, Portfolio Manager; MARK ROEMER, Portfolio Manager; CARMA WALLACE, CFA, Analyst

CHIEF INVESTMENT OFFICER:  HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Systematic MidCap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in stocks of mid-sized U.S. companies. Generally, mid-sized companies are those within the capitalization range of the Russell Midcap Growth Index, as measured at time of purchase.

MARKET OVERVIEW: U.S. equity markets landed in positive territory during the twelve months ended March 31, 2006. After a mixed start during the spring of 2005, stocks accelerated into the summer, stalled in the wake of the Gulf hurricanes and then rallied into the New Year. Investors were encouraged during the period by robust job growth, healthy corporate earnings and annualized core consumer price inflation limited to 2.1%.

Markets advanced, but there were substantial challenges en route, including record oil prices, unprecedented Gulf Coast hurricanes and a yield curve inversion during December 2005 and January 2006. Although inverted yield curves aren't always followed by economic downturn, they have foreshadowed the past four U.S. economic recessions.

On January 23, 2006, in an effort to better reflect its investment style, the Fund made two changes of note. The Fund changed its name from the U.S. Systematic SMID Growth Fund to the U.S. Systematic MidCap Growth Fund. The Fund also changed its benchmark from the Russell 2500 Growth Index to the Russell Midcap Growth Index.

PERFORMANCE: The Fund's Class I shares rose 26.73% from April 1, 2005 through March 31, 2006, outperforming the Russell 2500 Growth and the Russell Midcap Growth Indexes, which returned 26.43% and 22.65%, respectively.

PORTFOLIO SPECIFICS: Between April 1, 2005 and January 9, 2006, Fund performance was measured against the Russell 2500 Growth Index. During this period, the Fund outpaced its benchmark by 343 basis points. The majority of outperformance can be attributed to stock selection, which was strongest in the health care, financials and industrials sectors. A few of the best-performing positions in the portfolio were Kendle International, a contract research organization; Investment Technology Group (ITG), a trade execution and crossing network provider; and NASDAQ Stock Market, the electronic equity market.

Not all of the positions in the Fund generated positive results. Of note, holdings in the utilities and materials sectors detracted from relative performance.

For the period of January 10 to March 31, 2006, the Fund was benchmarked against the Russell Midcap Growth Index. During that time, the Fund outperformed its benchmark by 141 basis points. The majority of the excess return was due to stock selection, most notably in the energy and materials sectors. Two of the best-performing stocks were the steel producer, Nucor, and the energy company, Frontier Oil.

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell Midcap Growth Index in both up and down markets.

Through consistent application of this approach, we believe we will continue to identify companies with excellent growth potential for the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SYSTEMATIC MIDCAP GROWTH FUND CLASS I SHARES WITH THE RUSSELL 2500 GROWTH INDEX AND RUSSELL MIDCAP GROWTH INDEX.

                        U.S. SYSTEMATIC MIDCAP GROWTH FUND
                                    CLASS I SHARES              RUSSELL 2500 GROWTH INDEX   RUSSELL MIDCAP GROWTH INDEX
 2/26/2004                            $  250,000                        $  250,000                    $  250,000
 2/29/2004                            $  250,000                        $  252,325                    $  254,750
 3/31/2004                            $  247,250                        $  253,208                    $  256,279
 4/30/2004                            $  231,995                        $  242,472                    $  243,977
 5/31/2004                            $  238,491                        $  247,516                    $  248,954
 6/30/2004                            $  246,241                        $  253,555                    $  257,145
 7/31/2004                            $  229,990                        $  233,702                    $  242,179
 8/30/2004                            $  223,481                        $  229,004                    $  241,549
 9/30/2004                            $  237,225                        $  239,332                    $  250,656
10/31/2004                            $  240,214                        $  246,129                    $  256,371
11/30/2004                            $  259,215                        $  262,448                    $  275,522
12/31/2004                            $  269,713                        $  275,019                    $  286,295
 1/31/2005                            $  263,213                        $  265,311                    $  276,675
 2/28/2005                            $  272,452                        $  270,590                    $  282,928
 3/31/2005                            $  267,193                        $  263,122                    $  277,298
 4/30/2005                            $  251,696                        $  248,914                    $  264,819
 5/31/2005                            $  267,201                        $  265,491                    $  280,841
 6/30/2005                            $  277,194                        $  272,500                    $  289,828
 7/31/2005                            $  298,926                        $  290,185                    $  306,957
 8/31/2005                            $  299,434                        $  286,848                    $  302,383
 9/30/2005                            $  302,429                        $  289,631                    $  303,985
10/31/2005                            $  293,416                        $  280,160                    $  294,532
11/30/2005                            $  306,855                        $  295,821                    $  308,757
12/31/2005                            $  309,708                        $  297,507                    $  309,468
 1/31/2006                            $  330,242                        $  320,028                    $  331,347
 2/28/2006                            $  328,690                        $  319,068                    $  331,082
 3/31/2006                            $  338,583                        $  332,692                    $  343,961

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                      1 YEAR    SINCE INCEPTION
-------------------------------------------------------------------------------
U.S. Systematic MidCap Growth Fund Class I             26.73%        15.63%
Russell 2500 Growth Index                              26.43%        14.13%
Russell Midcap Growth Index                            22.65%        14.45%

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE RUSSELL 2500 GROWTH INDEX AND RUSSELL MIDCAP GROWTH INDEX FOR THE PERIODS INDICATED. PERFORMANCE IS SHOWN FOR THE CLASS I SHARES ONLY. CLASS II SHARES ARE NEW AND HAVE NO PRIOR PERFORMANCE. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT.

IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2500 GROWTH INDEX MEASURES THE PERFORMANCE OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 22% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE RUSSELL 2500 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL 2500 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

THE RUSSELL MIDCAP GROWTH INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE SMALLEST 800 STOCKS IN THE RUSSELL 1000 INDEX AS RANKED BY TOTAL MARKET CAPITALIZATION. THE RUSSELL 1000 INDEX CONSISTS OF THE 1,000 LARGEST SECURITIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 90% OF THE TOTAL MARKET CAPITALIZATION OF THE INDEX. RUSSELL GROWTH INDEXES MEASURE THE PERFORMANCE OF THOSE COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE FUND WILL COMPARE ITS PERFORMANCE TO THE RUSSELL MIDCAP GROWTH INDEX IN FUTURE REPORTS TO SHAREHOLDER AS ITS COMPOSITION MORE ACCURATELY REFLECTS THAT OF THE FUND'S PORTFOLIO.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. SYSTEMATIC MIDCAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 98.3%
AIRLINES - 1.1%
  Southwest Airlines Co.                                                                15,100    $       271,649
                                                                                                  ---------------
APPAREL MANUFACTURERS - 0.5%
  Coach, Inc.*                                                                           3,300            114,114
                                                                                                  ---------------
APPLIANCES - 1.6%
  Whirlpool Corp.                                                                        4,300            393,321
                                                                                                  ---------------
APPLICATIONS SOFTWARE - 1.9%
  Compuware Corp.*                                                                      26,300            205,929
  Red Hat, Inc.*                                                                         9,900            277,002
                                                                                                  ---------------
                                                                                                          482,931
                                                                                                  ---------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 0.8%
  Masco Corp.                                                                            6,100            198,189
                                                                                                  ---------------
BUILDING PRODUCTS-CEMENT/AGGREGATE - 1.3%
  Martin Marietta Materials, Inc.                                                        3,000            321,090
                                                                                                  ---------------
BUILDING-MAINTENANCE & SERVICE - 1.1%
  Rollins, Inc.                                                                         14,200            287,408
                                                                                                  ---------------
BUILDING-RESIDENTIAL/COMMERCIAL - 1.1%
  KB Home                                                                                4,100            266,418
                                                                                                  ---------------
CABLE TV - 1.4%
  Cablevision Systems Corp. Cl. A*                                                      13,500            360,450
                                                                                                  ---------------
CHEMICALS-SPECIALTY - 1.1%
  Eastman Chemical Co.                                                                   5,200            266,136
  Tronox, Inc. Cl. B                                                                       705             11,978
                                                                                                  ---------------
                                                                                                          278,114
                                                                                                  ---------------
COMMERCIAL BANKS-SOUTHERN US - 1.0%
  Synovus Financial Corp.                                                                8,900            241,101
                                                                                                  ---------------
COMPUTERS-INTEGRATED SYSTEMS - 1.1%
  Intergraph Corp.*                                                                      6,600            274,956
                                                                                                  ---------------
COMPUTERS-MEMORY DEVICES - 0.7%
  Network Appliance, Inc.*                                                               5,100            183,753
                                                                                                  ---------------
CONSULTING SERVICES - 1.8%
  Corporate Executive Board Co.*                                                         4,500            454,050
                                                                                                  ---------------
CONTAINERS-METAL/GLASS - 1.1%
  Crown Holdings, Inc.                                                                  15,600            276,744
                                                                                                  ---------------
DATA PROCESSING/MANAGEMENT - 2.3%
  CSG Systems International, Inc.*                                                       9,100            211,666
  Dun & Bradstreet Corp.*                                                                4,900            375,732
                                                                                                  ---------------
                                                                                                          587,398
                                                                                                  ---------------
DISTRIBUTION/WHOLESALE - 2.0%
  Genuine Parts Co.                                                                      8,000            350,640
  WW Grainger, Inc.                                                                      1,900            143,165
                                                                                                  ---------------
                                                                                                          493,805
                                                                                                  ---------------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.7%
  ITT Industries, Inc.                                                                   3,100            174,282
  Parker-Hannifin Corp.                                                                  3,000            241,830
  Teleflex, Inc.                                                                         3,600            257,868
                                                                                                  ---------------
                                                                                                          673,980
                                                                                                  ---------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES - 0.6%
  Aramark Corp. Cl. B                                                                    5,100            150,654
                                                                                                  ---------------
DRUG DELIVERY SYSTEMS - 1.2%
  Hospira, Inc.                                                                          7,900            311,734
                                                                                                  ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 9.1%
  Advanced Micro Devices*                                                                8,000    $       265,280
  Broadcom Corp. Cl. A*                                                                  6,250            269,750
  Freescale Semiconductor, Inc. Cl. B*                                                  13,600            377,672
  Intersil Corp. Cl. A*                                                                 10,200            294,984
  LSI Logic Corp.*                                                                      19,200            221,952
  Microchip Technology, Inc.                                                             6,500            235,950
  Micron Technology, Inc.*                                                              29,900            440,128
  Nvidia Corp.*                                                                          3,600            206,136
                                                                                                  ---------------
                                                                                                        2,311,852
                                                                                                  ---------------
ELECTRONIC CONNECTORS - 1.5%
  Thomas & Betts Corp.*                                                                  7,200            369,936
                                                                                                  ---------------
ELECTRONIC MEASURE INSTRUMENTS - 2.0%
  Agilent Technologies, Inc.*                                                           13,500            506,925
                                                                                                  ---------------
ELECTRONIC PARTS DISTRIBUTION - 0.8%
  Arrow Electronics, Inc.                                                                5,900            190,393
                                                                                                  ---------------
ELECTRONICS-MILITARY - 1.3%
  L-3 Communications Holdings, Inc.                                                      3,700            317,423
                                                                                                  ---------------
FINANCE-COMMERCIAL - 0.5%
  CIT Group, Inc.                                                                        2,400            128,448
                                                                                                  ---------------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.6%
  TD Ameritrade Holding Corp.                                                           19,600            409,052
                                                                                                  ---------------
FUNERAL SERVICES & RELATED ITEMS - 0.4%
  Service Corp. International*                                                          13,900            108,420
                                                                                                  ---------------
HEALTH CARE COST CONTAINMENT - 1.1%
  McKesson Corp.                                                                         5,300            276,289
                                                                                                  ---------------
HOME DECORATION PRODUCTS - 0.8%
  Newell Rubbermaid, Inc.                                                                7,700            193,963
                                                                                                  ---------------
HOTELS & MOTELS - 1.0%
  Marriott International, Inc. Cl. A                                                     3,600            246,960
                                                                                                  ---------------
INSTRUMENTS-SCIENTIFIC - 0.8%
  PerkinElmer, Inc.                                                                      9,000            211,230
                                                                                                  ---------------
INTERNET SECURITY - 0.4%
  McAfee, Inc.*                                                                          4,400            107,052
                                                                                                  ---------------
LIFE/HEALTH INSURANCE - 1.5%
  Cigna Corp.                                                                            2,900            378,798
                                                                                                  ---------------
MEDICAL INFORMATION SYSTEMS - 0.9%
  IMS Health, Inc.                                                                       8,800            226,776
                                                                                                  ---------------
MEDICAL LABS & TESTING SERVICES - 0.9%
  Quest Diagnostics, Inc.                                                                4,600            235,980
                                                                                                  ---------------
MEDICAL-BIOMEDICAL/GENETICS - 3.0%
  Biogen Idec, Inc.*                                                                     8,700            409,770
  Celgene Corp.*                                                                         8,100            358,182
                                                                                                  ---------------
                                                                                                          767,952
                                                                                                  ---------------
MEDICAL-DRUGS - 2.3%
  Forest Laboratories, Inc.*                                                             5,100            227,613
  Vertex Pharmaceutical, Inc.*                                                           9,600            351,264
                                                                                                  ---------------
                                                                                                          578,877
                                                                                                  ---------------
MEDICAL-GENERIC DRUGS - 0.9%
  Mylan Laboratories, Inc.                                                               9,800            229,320
                                                                                                  ---------------
MEDICAL-HMO - 2.2%
  Coventry Health Care, Inc.*                                                            3,625            195,677
  Health Net, Inc.*                                                                      7,200            365,904
                                                                                                  ---------------
                                                                                                          561,581
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 0.4%
  Lincare Holdings, Inc.                                                                 2,600    $       101,296
                                                                                                  ---------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS - 0.8%
  AmerisourceBergen Corp.                                                                4,400            212,388
                                                                                                  ---------------
METAL PROCESSORS & FABRICATION - 1.2%
  Precision Castparts Corp.                                                              4,900            291,060
                                                                                                  ---------------
MULTI-LINE INSURANCE - 2.0%
  Assurant, Inc.                                                                         5,900            290,575
  CNA Financial Corp.*                                                                   6,600            210,144
                                                                                                  ---------------
                                                                                                          500,719
                                                                                                  ---------------
OFFICE FURNISHINGS-ORIGINAL - 0.7%
  HNI Corp.                                                                              3,000            177,000
                                                                                                  ---------------
OIL & GAS DRILLING - 7.3%
  Diamond Offshore Drilling, Inc.                                                        1,700            152,150
  ENSCO International, Inc.                                                              9,200            473,340
  Helmerich & Payne, Inc.                                                                6,200            432,884
  Pride International, Inc.*                                                            13,700            427,166
  Rowan Cos., Inc.                                                                       8,300            364,868
                                                                                                  ---------------
                                                                                                        1,850,408
                                                                                                  ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 1.8%
  Kerr-McGee Corp.                                                                       3,500            334,180
  Pogo Producing Co.                                                                     2,500            125,625
                                                                                                  ---------------
                                                                                                          459,805
                                                                                                  ---------------
OIL COMPANIES-INTEGRATED - 0.8%
  Amerada Hess Corp.                                                                     1,500            213,600
                                                                                                  ---------------
OIL REFINING & MARKETING - 0.8%
  Frontier Oil Corp.                                                                     3,600            213,660
                                                                                                  ---------------
PHARMACY SERVICES - 0.9%
  Express Scripts, Inc.                                                                  2,600            228,540
                                                                                                  ---------------
PIPELINES - 1.0%
  Williams Cos., Inc.                                                                   12,200            260,958
                                                                                                  ---------------
PROPERTY/CASUALTY INSURANCE - 1.7%
  WR Berkley Corp.                                                                       7,250            420,935
                                                                                                  ---------------
QUARRYING - 0.7%
  Vulcan Materials Co.                                                                   1,900            164,635
                                                                                                  ---------------
RETAIL-APPAREL/SHOE - 3.4%
  Claire's Stores, Inc.                                                                  7,900            286,849
  Ltd. Brands                                                                            8,700            212,802
  Nordstrom, Inc.                                                                        9,200            360,456
                                                                                                  ---------------
                                                                                                          860,107
                                                                                                  ---------------
RETAIL-AUTO PARTS - 0.9%
  Autozone, Inc.*                                                                        2,300            229,287
                                                                                                  ---------------
RETAIL-BEDDING - 0.8%
  Bed Bath & Beyond, Inc.*                                                               5,600            215,040
                                                                                                  ---------------
RETAIL-MAJOR DEPARTMENT STORES - 1.1%
  JC Penney Co., Inc.                                                                    4,800            289,968
                                                                                                  ---------------
RETAIL-RESTAURANTS - 1.3%
  Applebees International, Inc.                                                          8,000            196,400
  Brinker International, Inc.*                                                           3,000            126,750
                                                                                                  ---------------
                                                                                                          323,150
                                                                                                  ---------------
SEMICONDUCTOR EQUIPMENT - 3.9%
  KLA -Tencor Corp.*                                                                     2,200            106,392
  LAM Research Corp.*                                                                   10,600            455,800
  Teradyne, Inc.*                                                                       27,500            426,525
                                                                                                  ---------------
                                                                                                          988,717
                                                                                                  ---------------
STEEL-PRODUCERS - 1.2%
  Nucor Corp.                                                                            2,800    $       293,412
                                                                                                  ---------------
TOOLS-HAND HELD - 1.1%
  Black & Decker Corp.                                                                   3,200            278,048
                                                                                                  ---------------
TOYS - 1.6%
  Mattel, Inc.                                                                          22,700            411,551
                                                                                                  ---------------
TRANSPORT-RAIL - 1.7%
  CSX Corp.                                                                              7,300            436,540
                                                                                                  ---------------
TRANSPORT-SERVICES - 1.0%
  Laidlaw International, Inc.                                                            9,200            250,240
                                                                                                  ---------------
WIRELESS EQUIPMENT - 0.8%
  Crown Castle International Corp.*                                                      7,300            206,955
-----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $22,813,794)                                                                 24,857,105
-----------------------------------------------------------------------------------------------------------------

                                                                                     PRINCIPAL
                                                                                        AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.7%
TIME DEPOSIT - 1.7%
  Citibank Nassau 4.150%, 04/01/06
    (Cost: $421,151)                                                           $       421,151            421,151
-----------------------------------------------------------------------------------------------------------------
Total Investments - 100.0% (Cost: $23,234,945)                                                         25,278,256
-----------------------------------------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 0.0%                                                                7,367
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $    25,285,623
-----------------------------------------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                       PERCENT OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               2.9%
Communications                                                                                                2.7
Consumer, Cyclical                                                                                           17.7
Consumer, Non-cyclical                                                                                       17.8
Energy                                                                                                       11.9
Financial                                                                                                     8.2
Industrial                                                                                                   17.1
Technology                                                                                                   20.0
Short Term Investments                                                                                        1.7
Other assets in excess of liabilities                                                                         0.0
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. CONVERTIBLE FUND

MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Portfolio Manager; JUSTIN KASS, CFA, Portfolio Manager; WILLIAM L. STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; ELIZABETH LEMESEVSKI, Analyst; JOANNA WILLARS, Analyst; NICOLE D. LARRABEE, Fixed Income Trading Assistant

CHIEF INVESTMENT OFFICER:  HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in convertible securities of U.S. companies across all market capitalizations.

MARKET OVERVIEW: Convertible securities posted strong gains in fiscal 2005. During the twelve months ending March 31, 2006, the Merrill Lynch All Convertible Index advanced 11.60%, slightly underperforming the 11.72% gain achieved by the S&P 500 Index.

Markets received support during the period amid healthy corporate earnings, ongoing gains in payrolls and wages, and a rapid recovery in economic indicators following the Gulf Coast hurricanes.

Investors were faced with substantial challenges during the year. Foremost among these was a more than 20% surge in the price of oil, which ignited fears of inflation and triggered ongoing interest rate hikes at the Federal Reserve. In addition, the U.S. real estate market, which has been a boon to the economy since the technology bubble imploded, displayed signs of cooling.

Speculative grade convertible bonds outperformed their investment grade peers throughout the period, except during the fourth quarter of 2005. For the first six months of the fiscal year, energy and utilities companies saw the best performance, but as 2005 drew to a close, the materials and industrials sectors led results.

PERFORMANCE: The Fund's Class I shares increased 17.15% during the twelve months ended March 31, 2006, outperforming the Merrill Lynch All Convertibles All Qualities Index, which rose 11.60%.

PORTFOLIO SPECIFICS: The Fund's solid absolute and relative performance in fiscal 2005 was a product of superior security selection and portfolio construction. During the year, the Fund successfully avoided companies that lowered revenues and earnings guidance, such as the embattled airlines and automotive industries. The Fund also benefited from exposure to a diverse array of industries. Positions that contributed most to the Fund's results included the drug development company, Celgene, which exceeded revenue estimates on rising sales. Arch Coal was a major contributor, after the company posted better-than-expected revenue and EBITDA in October. The oil services firm, Schlumberger, also saw improved earnings and set guidance higher for 2006.

Although the Fund outperformed its benchmark, select issuers hurt results. For example, the financial industry retrenched in the first quarter, despite impressive fourth quarter profits. Health care companies also gave up ground towards the end of the fiscal year as investors rotated into more speculative names.

As of March 31, 2006, our conversion premium was 14% versus the Merrill Lynch Convertible universe of 30%. We continue to be well positioned to participate in the upside of an improving economic environment, while not sacrificing downside protection.

MARKET OUTLOOK: We believe convertible securities continue to offer compelling investment opportunities. Corporate profits remain strong and default rates are low.

We continue to build the Fund one security at a time by finding companies that are opportunistically capitalizing on change. We are also maintaining our discipline of identifying the best convertibles with the optimal risk/reward profile: 70-80% of the upside and 40-50% of the downside.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. CONVERTIBLE FUND CLASS I SHARES WITH THE MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX.

                                                                              MERRILL LYNCH ALL CONVERTIBLES
                                U.S. CONVERTIBLE FUND CLASS I SHARES                ALL QUALITIES INDEX
4/19/1993                                  $    250,000                                 $    250,000
4/30/1993                                  $    255,000                                 $    248,560
5/31/1993                                  $    265,200                                 $    254,242
6/30/1993                                  $    273,686                                 $    255,910
7/31/1993                                  $    276,286                                 $    256,862
8/31/1993                                  $    292,366                                 $    264,098
9/30/1993                                  $    297,658                                 $    266,712
10/31/1993                                 $    305,367                                 $    273,263
11/30/1993                                 $    298,466                                 $    269,481
12/31/1993                                 $    307,599                                 $    273,588
1/31/1994                                  $    318,058                                 $    280,728
2/28/1994                                  $    314,495                                 $    277,174
3/31/1994                                  $    300,437                                 $    265,724
4/30/1994                                  $    297,974                                 $    260,511
5/31/1994                                  $    295,054                                 $    260,430
6/30/1994                                  $    286,733                                 $    257,487
7/31/1994                                  $    290,575                                 $    262,057
8/31/1994                                  $    296,242                                 $    268,834
9/30/1994                                  $    292,805                                 $    265,401
10/31/1994                                 $    292,337                                 $    266,335
11/30/1994                                 $    283,625                                 $    258,202
12/31/1994                                 $    284,249                                 $    257,169
1/31/1995                                  $    282,288                                 $    259,015
2/28/1995                                  $    285,986                                 $    267,112
3/31/1995                                  $    294,394                                 $    274,364
4/30/1995                                  $    297,868                                 $    280,087
5/31/1995                                  $    303,587                                 $    287,821
6/30/1995                                  $    315,214                                 $    297,644
7/31/1995                                  $    330,029                                 $    307,710
8/31/1995                                  $    335,309                                 $    312,218
9/30/1995                                  $    343,089                                 $    316,280
10/31/1995                                 $    337,496                                 $    307,681
11/30/1995                                 $    344,584                                 $    319,483
12/31/1995                                 $    347,547                                 $    320,665
1/31/1996                                  $    357,278                                 $    330,551
2/29/1996                                  $    367,247                                 $    338,015
3/31/1996                                  $    372,976                                 $    341,544
4/30/1996                                  $    383,046                                 $    347,893
5/31/1996                                  $    394,920                                 $    355,582
6/30/1996                                  $    386,153                                 $    350,316
7/31/1996                                  $    365,339                                 $    335,392
8/31/1996                                  $    387,735                                 $    348,328
9/30/1996                                  $    406,075                                 $    357,918
10/31/1996                                 $    406,603                                 $    362,234
11/30/1996                                 $    417,256                                 $    374,474
12/31/1996                                 $    420,594                                 $    371,722
1/31/1997                                  $    436,702                                 $    382,554
2/28/1997                                  $    430,763                                 $    381,127
3/31/1997                                  $    426,585                                 $    372,948
4/30/1997                                  $    431,448                                 $    376,338
5/31/1997                                  $    453,667                                 $    395,430
6/30/1997                                  $    471,723                                 $    407,834
7/31/1997                                  $    500,687                                 $    431,117
8/31/1997                                  $    494,378                                 $    428,781
9/30/1997                                  $    518,554                                 $    448,603
10/31/1997                                 $    508,183                                 $    439,963
11/30/1997                                 $    509,656                                 $    440,148
12/31/1997                                 $    518,626                                 $    444,453
1/31/1998                                  $    513,544                                 $    445,822
2/28/1998                                  $    537,783                                 $    465,562
3/31/1998                                  $    562,198                                 $    482,677
4/30/1998                                  $    568,832                                 $    485,708
5/31/1998                                  $    555,863                                 $    474,978
6/30/1998                                  $    577,597                                 $    478,987
7/31/1998                                  $    581,756                                 $    471,381
8/31/1998                                  $    497,692                                 $    417,219
9/30/1998                                  $    525,712                                 $    425,547
10/31/1998                                 $    537,173                                 $    436,539
11/30/1998                                 $    571,176                                 $    457,392
12/31/1998                                 $    630,407                                 $    484,154
1/31/1999                                  $    667,790                                 $    508,038
2/28/1999                                  $    634,801                                 $    490,287
3/31/1999                                  $    674,349                                 $    510,575
4/30/1999                                  $    695,658                                 $    531,299
5/31/1999                                  $    684,389                                 $    528,616
6/30/1999                                  $    717,103                                 $    548,101
7/31/1999                                  $    695,733                                 $    544,599
8/31/1999                                  $    701,090                                 $    537,737
9/30/1999                                  $    704,245                                 $    541,275
10/31/1999                                 $    749,105                                 $    562,493
11/30/1999                                 $    817,049                                 $    595,072
12/31/1999                                 $    955,212                                 $    675,681
1/31/2000                                  $    960,657                                 $    675,519
2/29/2000                                  $  1,122,047                                 $    732,350
3/31/2000                                  $  1,073,463                                 $    731,310
4/30/2000                                  $  1,003,043                                 $    680,879
5/31/2000                                  $    938,949                                 $    651,390
6/30/2000                                  $  1,009,558                                 $    684,924
7/31/2000                                  $    970,185                                 $    664,602
8/31/2000                                  $  1,070,502                                 $    715,650
9/30/2000                                  $  1,069,753                                 $    692,299
10/31/2000                                 $  1,014,019                                 $    665,216
11/30/2000                                 $    865,972                                 $    585,703
12/31/2000                                 $    920,269                                 $    608,123
1/31/2001                                  $    950,269                                 $    645,949
2/28/2001                                  $    856,763                                 $    597,438
3/31/2001                                  $    803,986                                 $    571,575
4/30/2001                                  $    849,492                                 $    609,933
5/31/2001                                  $    834,881                                 $    606,127
6/30/2001                                  $    815,344                                 $    596,562
7/31/2001                                  $    785,910                                 $    587,978
8/31/2001                                  $    763,433                                 $    577,600
9/30/2001                                  $    716,253                                 $    543,135
10/31/2001                                 $    732,870                                 $    554,302
11/30/2001                                 $    757,641                                 $    569,135
12/31/2001                                 $    766,051                                 $    581,087
1/31/2002                                  $    754,254                                 $    571,906
2/28/2002                                  $    742,488                                 $    555,689
3/31/2002                                  $    767,658                                 $    575,639
4/30/2002                                  $    759,060                                 $    567,230
5/31/2002                                  $    750,103                                 $    562,278
6/30/2002                                  $    707,422                                 $    531,803
7/31/2002                                  $    652,668                                 $    499,948
8/31/2002                                  $    661,022                                 $    506,157
9/30/2002                                  $    644,100                                 $    488,315
10/31/2002                                 $    655,500                                 $    499,205
11/30/2002                                 $    676,083                                 $    535,197
12/31/2002                                 $    663,373                                 $    531,183
1/31/2003                                  $    662,245                                 $    539,735
2/28/2003                                  $    655,556                                 $    538,440
3/31/2003                                  $    662,636                                 $    547,540
4/30/2003                                  $    696,298                                 $    575,161
5/31/2003                                  $    733,690                                 $    601,917
6/30/2003                                  $    738,972                                 $    605,746
7/31/2003                                  $    752,200                                 $    607,469
8/31/2003                                  $    765,815                                 $    615,009
9/30/2003                                  $    768,112                                 $    622,600
10/31/2003                                 $    817,194                                 $    644,944
11/30/2003                                 $    835,091                                 $    655,459
12/31/2003                                 $    850,707                                 $    675,411
1/31/2004                                  $    883,629                                 $    695,901
2/29/2004                                  $    884,778                                 $    701,407
3/31/2004                                  $    889,025                                 $    704,027
4/30/2004                                  $    870,533                                 $    687,053
5/31/2004                                  $    875,495                                 $    688,814
6/30/2004                                  $    893,093                                 $    700,003
7/31/2004                                  $    860,674                                 $    681,136
8/30/2004                                  $    849,055                                 $    682,504
9/30/2004                                  $    879,111                                 $    694,209
10/31/2004                                 $    872,518                                 $    697,293
11/30/2004                                 $    922,949                                 $    722,648
12/31/2004                                 $    953,037                                 $    740,330
1/31/2005                                  $    941,124                                 $    724,129
2/28/2005                                  $    953,453                                 $    722,424
3/31/2005                                  $    929,998                                 $    705,743
4/30/2005                                  $    902,656                                 $    682,453
5/31/2005                                  $    928,743                                 $    699,992
6/30/2005                                  $    958,184                                 $    714,762
7/31/2005                                  $    993,158                                 $    737,563
8/31/2005                                  $    992,363                                 $    737,047
9/30/2005                                  $  1,005,264                                 $    744,343
10/31/2005                                 $    986,365                                 $    728,563
11/30/2005                                 $  1,013,096                                 $    741,823
12/31/2005                                 $  1,021,403                                 $    747,758
1/31/2006                                  $  1,065,528                                 $    778,565
2/28/2006                                  $  1,066,806                                 $    776,775
3/31/2006                                  $  1,089,316                                 $    787,572

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                        1 YEAR       5 YEARS     10 YEARS
-------------------------------------------------------------------------
U.S. Convertible Fund Class I            17.15%         6.26%        11.30%
Merrill Lynch All Convertibles
All Qualities Index                      11.60%         6.62%         8.71%

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES INDEX FOR THE PERIODS INDICATED. PERFORMANCE IS SHOWN FOR CLASS I SHARES ONLY. CLASS II-IV SHARES ARE NEW AND HAVE NO PRIOR PERFORMANCE. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

FOR THE PERIOD FROM THE FUND'S INCEPTION TO DECEMBER 31, 2004, PERFORMANCE IS COMPARED TO THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX. FOR THE PERIOD FROM JANUARY 1, 2005 TO PRESENT, PERFORMANCE IS COMPARED TO THE MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES INDEX. THE CHANGE IN BENCHMARKS WAS PROMPTED BY THE RETIREMENT OF THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX IN DECEMBER 2004. GOING FORWARD, THE FUND WILL COMPARE ITS PERFORMANCE TO THE MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES INDEX WHICH THE INVESTMENT ADVISER BELIEVES IS APPROPRIATE SINCE THE COMPOSITION OF THE FUND CLOSELY MATCHES THE COMPOSITION OF THE AS IT MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES INDEX.

THE UNMANAGED INDEXES DIFFER FROM THE FUND IN COMPOSITION, DO NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDE REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     PRINCIPAL
                                                                                        AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BOND - 80.9%
ADVERTISING SALES - 1.5%
  Lamar Advertising Co.
    2.875%, 12/31/10                                                           $       450,000    $       522,562
                                                                                                  ---------------
AEROSPACE/DEFENSE - 4.1%
  AAR Corp. 144A#
    1.750%, 02/01/26                                                                   460,000            525,550
  Lockheed Martin Corp.++
    4.499%, 08/15/33                                                                   505,000            586,861
  United Industrial Corp.
    3.750%, 09/15/24                                                                   195,000            324,919
                                                                                                  ---------------
                                                                                                        1,437,330
                                                                                                  ---------------
AIRLINES - 1.0%
  Airtran Holdings, Inc.
    7.000%, 07/01/23                                                                   180,000            335,700
                                                                                                  ---------------
APPLICATIONS SOFTWARE - 1.3%
  Red Hat, Inc.
    0.500%, 01/15/24                                                                   390,000            470,925
                                                                                                  ---------------
BROADCAST SERVICES/PROGRAMMING - 1.3%
  Liberty Media Corp.
    0.750%, 03/30/23                                                                   445,000            467,806
                                                                                                  ---------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 1.5%
  NCI Building Systems, Inc.
    2.125%, 11/15/24                                                                   345,000            541,650
                                                                                                  ---------------
CASINO HOTELS - 1.5%
  Caesars Entertainment, Inc.++
    4.600%, 04/15/24                                                                   390,000            525,720
                                                                                                  ---------------
CASINO SERVICES - 1.7%
  Scientific Games Corp. 144A#
    0.750%, 12/01/24                                                                   480,000            615,600
                                                                                                  ---------------
CELLULAR TELECOMMUNICATIONS - 3.1%
  Nextel Communications, Inc.
    5.250%, 01/15/10                                                                   465,000            467,325
  NII Holdings, Inc. 144A#
    2.750%, 08/15/25                                                                   480,000            640,200
                                                                                                  ---------------
                                                                                                        1,107,525
                                                                                                  ---------------
COMMERCIAL SERVICES - 0.8%
  Quanta Services, Inc
    4.500%, 10/01/23                                                                   170,000            263,925
                                                                                                  ---------------
COMPUTER SERVICES - 1.5%
  Electronic Data Systems Corp.
    3.875%, 07/15/23                                                                   505,000            525,200
                                                                                                  ---------------
COMPUTERS-MEMORY DEVICES - 0.7%
  Hutchinson Technology, Inc.
    3.250%, 01/15/26                                                                   250,000            262,812
                                                                                                  ---------------
COMPUTERS-PERIPHERAL EQUIPMENT - 1.5%
  Electronics for Imaging, Inc.
    1.500%, 06/01/23                                                                   450,000            522,000
                                                                                                  ---------------
DISTRIBUTION/WHOLESALE - 1.6%
  WESCO International, Inc. 144A#
    2.625%, 10/15/25                                                                   325,000            565,094
                                                                                                  ---------------
DIVERSIFIED MANUFACTURING OPERATIONS - 3.8%
  Actuant Corp.
    2.000%, 11/15/23                                                                   446,000            715,273
  Roper Industries, Inc.
    1.481%, 01/15/34                                                                   985,000            629,169
                                                                                                  ---------------
                                                                                                        1,344,442
                                                                                                  ---------------
ELECTRIC-INTEGRATED - 1.4%
  PPL Energy Supply LLC
    2.625%, 05/15/23                                                           $       414,000    $       493,178
                                                                                                  ---------------
ELECTRONICS-MILITARY - 1.5%
  L-3 Communications Corp. 144A#
    3.000%, 08/01/35                                                                   500,000            516,250
                                                                                                  ---------------
ENGINEERING/R & D SERVICES - 1.7%
  Fluor Corp.
    1.500%, 02/15/24                                                                   370,000            581,362
                                                                                                  ---------------
ENTERPRISE SOFTWARE/SERVICES - 0.9%
  CA, Inc.
    1.625%, 12/15/09                                                                   237,000            330,615
                                                                                                  ---------------
FINANCE-CONSUMER LOANS - 1.6%
  SLM Corp.++
    4.573%, 07/25/35                                                                   545,000            552,467
                                                                                                  ---------------
INSTRUMENTS-SCIENTIFIC - 1.4%
  Fisher Scientific International, Inc.
    3.250%, 03/01/24                                                                   470,000            507,012
                                                                                                  ---------------
INTERNET INFRASTRUCTURE SOFTWARE - 1.5%
  Openwave Systems, Inc.
    2.750%, 09/09/08                                                                   405,000            522,450
                                                                                                  ---------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES - 0.9%
  BlackRock, Inc.
    2.625%, 02/15/35                                                                   215,000            305,031
                                                                                                  ---------------
LASERS-SYSTEMS/COMPONENTS - 1.5%
  Cymer, Inc.
    3.500%, 02/15/09                                                                   505,000            515,100
                                                                                                  ---------------
MACHINERY-ELECTRICAL - 1.1%
  Regal-Beloit Corp.
    2.750%, 03/15/24                                                                   220,000            370,150
                                                                                                  ---------------
MEDICAL INSTRUMENTS - 1.7%
  Medtronic, Inc.
    1.250%, 09/15/21                                                                   595,000            592,769
                                                                                                  ---------------
MEDICAL PRODUCTS - 1.5%
  PSS World Medical, Inc.
    2.250%, 03/15/24                                                                   440,000            535,150
                                                                                                  ---------------
MEDICAL-BIOMEDICAL/GENETICS - 3.9%
  Celgene Corp.
    1.750%, 06/01/08                                                                   145,000            532,331
  Genzyme Corp.
    1.250%, 12/01/23                                                                   450,000            491,062
  PDL BioPharma, Inc.
    2.000%, 02/15/12                                                                   245,000            366,888
                                                                                                  ---------------
                                                                                                        1,390,281
                                                                                                  ---------------
MEDICAL-DRUGS - 2.4%
  Teva Pharmaceutical Finance LLC
    0.250%, 02/01/24                                                                   485,000            587,456
  Wyeth++
    4.239%, 01/15/24                                                                   240,000            256,776
                                                                                                  ---------------
                                                                                                          844,232
                                                                                                  ---------------
METAL-DIVERSIFIED - 1.5%
  Inco, Ltd.
    0.000%, 03/29/21                                                                   397,000            527,017
                                                                                                  ---------------
MULTI-LINE INSURANCE - 1.6%
  American Financial Group, Inc.
    1.486%, 06/02/33                                                                 1,100,000            550,000
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     PRINCIPAL
                                                                                        AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS - 0.9%
  Anixter International, Inc.
    0.000%, 07/07/33                                                           $       425,000    $       308,656
                                                                                                  ---------------
OIL & GAS DRILLING - 3.4%
  Diamond Offshore Drilling, Inc.
    1.500%, 04/15/31                                                                   365,000            672,512
  Pride International, Inc.
    3.250%, 05/01/33                                                                   390,000            520,650
                                                                                                  ---------------
                                                                                                        1,193,162
                                                                                                  ---------------
OIL-FIELD SERVICES - 1.8%
  Schlumberger, Ltd.
    1.500%, 06/01/23                                                                   355,000            626,575
                                                                                                  ---------------
OPTICAL SUPPLIES - 0.5%
  Advanced Medical Optics, Inc.
    2.500%, 07/15/24                                                                   165,000            179,644
                                                                                                  ---------------
PHARMACY SERVICES - 0.9%
  Omnicare, Inc.
    3.250%, 12/15/35                                                                   330,000            318,038
                                                                                                  ---------------
PRINTING-COMMERCIAL - 1.4%
  Bowne & Co., Inc.
    5.000%, 10/01/33                                                                   460,000            508,300
                                                                                                  ---------------
RETAIL-BUILDING PRODUCTS - 1.5%
  Lowe's Cos., Inc.
    0.000%, 02/16/21                                                                   500,000            532,500
                                                                                                  ---------------
RETAIL-CONVENIENCE STORE - 1.1%
  Pantry, Inc.
    3.000%, 11/15/12                                                                    55,000             81,538
  Pantry, Inc. 144A#
    3.000%, 11/15/12                                                                   210,000            311,325
                                                                                                  ---------------
                                                                                                          392,863
                                                                                                  ---------------
RETAIL-DISCOUNT - 1.5%
  TJX Cos., Inc.
    0.000%, 02/13/21                                                                   615,000            517,369
                                                                                                  ---------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 1.4%
  Cypress Semiconductor Corp.
    1.250%, 06/15/08                                                                   400,000            501,000
                                                                                                  ---------------
SUPER-REGIONAL BANKS-US - 1.5%
  Wells Fargo & Co.++
    4.430%, 05/01/33                                                                   540,000            539,460
                                                                                                  ---------------
TELECOMMUNICATIONS EQUIPMENT - 3.0%
  CommScope, Inc.
    1.000%, 03/15/24                                                                   405,000            555,862
  Harris Corp.
    3.500%, 08/15/22                                                                   245,000            517,256
                                                                                                  ---------------
                                                                                                        1,073,118
                                                                                                  ---------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS - 1.4%
  Ciena Corp.
    3.750%, 02/01/08                                                                   530,000            503,500
                                                                                                  ---------------
TELEPHONE-INTEGRATED - 2.8%
  CenturyTel, Inc.
    4.750%, 08/01/32                                                                   550,000            583,687
  Qwest Communications International, Inc.
    3.500%, 11/15/25                                                                   300,000            400,125
                                                                                                  ---------------
                                                                                                          983,812
                                                                                                  ---------------
THERAPEUTICS - 0.4%
  BioMarin Pharmaceuticals, Inc.
    2.500%, 03/29/13                                                           $       140,000    $       147,000
                                                                                                  ---------------
TOYS - 1.4%
  Hasbro, Inc.
    2.750%, 12/01/21                                                                   460,000            482,425
                                                                                                  ---------------
TRANSPORT-RAIL - 1.6%
  CSX Corp.
    0.000%, 10/30/21                                                                   520,000            562,900
                                                                                                  ---------------
WIRELESS EQUIPMENT - 1.4%
  American Tower Corp.
    3.000%, 08/15/12                                                                   320,000            506,000
-----------------------------------------------------------------------------------------------------------------
Total Convertible Corporate Bond
(Cost: $25,588,173)                                                                                    28,517,677
-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 13.2%
ELECTRIC-GENERATION - 1.5%
  AES Trust III
    6.750%, 10/15/29                                                                    11,568            539,763
                                                                                                  ---------------
FINANCE-INVESTMENT BANKERS/BROKERS - 3.2%
  Citigroup Funding, Inc.
    0.000%, 09/27/08                                                                    15,145            493,424
  E*Trade Financial Corp, Inc.
    6.125%, 11/08/08                                                                    18,300            635,925
                                                                                                  ---------------
                                                                                                        1,129,349
                                                                                                  ---------------
FINANCIAL GUARANTEE INSURANCE - 1.4%
  PMI Group, Inc.
    5.875%, 11/15/06                                                                    19,250            512,531
                                                                                                  ---------------
INDEPENDENT POWER PRODUCER - 1.4%
  NRG Energy, Inc.
    5.750%, 03/16/09                                                                     2,000            481,500
                                                                                                  ---------------
MULTI-LINE INSURANCE - 2.8%
  Hartford Financial Services Group, Inc.
    7.000%, 08/16/06                                                                     6,855            493,903
  Metlife, Inc.
    6.375%, 08/15/08                                                                    18,550            497,697
                                                                                                  ---------------
                                                                                                          991,600
                                                                                                  ---------------
NON-HAZARDOUS WASTE DISPOSAL - 1.7%
  Allied Waste Industries, Inc.
    6.250%, 03/01/08                                                                     1,730            584,091
                                                                                                  ---------------
STEEL-PRODUCERS - 1.2%
  United States Steel Corp.
    7.000%, 06/15/06                                                                     2,100            407,663
-----------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock
(Cost: $3,976,003)                                                                                      4,646,497
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 4.1%
FIDUCIARY BANKS - 1.5%
  State Street Corp.                                                                     8,775            530,274
                                                                                                  ---------------
LIFE/HEALTH INSURANCE - 1.0%
  Prudential Financial, Inc.                                                             4,725            358,202
                                                                                                  ---------------
MEDICAL-HMO - 1.6%
  WellPoint, Inc.*                                                                       7,321            566,865
-----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $805,398)                                                                     1,455,341
-----------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     PRINCIPAL
                                                                                        AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.0%
TIME DEPOSIT - 2.0%
  Bank of America London
    4.150%, 04/01/06 (Cost: $709,021)                                           $       709,021   $       709,021
-----------------------------------------------------------------------------------------------------------------
Total Investments - 100.2% (Cost: $30,369,574)                                                         35,328,536
-----------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (0.2%)                                                            (67,756)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $    35,260,780
-----------------------------------------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITIES.
# 144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT MARCH 31, 2006 WAS $3,174,019 OR 9.00% OF NET ASSETS.
++ THE COUPON RATE SHOWN ON FLOATING RATE SECURITIES REPRESENTS THE RATE AT YEAR END.

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                       PERCENT OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               2.7%
Communications                                                                                               17.0
Consumer, Cyclical                                                                                           11.2
Consumer, Non-cyclical                                                                                       15.2
Energy                                                                                                        5.2
Financial                                                                                                    15.5
Industrial                                                                                                   19.7
Technology                                                                                                    7.4
Utilities                                                                                                     4.3
Short Term Investments                                                                                        2.0
Liabilities in excess of other assets                                                                        (0.2)
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

GLOBAL SELECT FUND

MANAGEMENT TEAM: NICHOLAS MELHUISH, Portfolio Manager; PEDRO V. MARCAL, Portfolio Manager; JOSHUA M. MOSS, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The Global Select Fund seeks to maximize long-term capital appreciation by investing in companies that, in the opinion of the Investment Adviser, represent the "best of the best" globally.

MARKET OVERVIEW: Global stock markets registered solid gains for the period April 1, 2005 to March 31, 2006. During the period, investors shrugged off record oil prices, fears of inflation and cyclical tightening in the U.S., Japan and Europe. Instead, the focus was on strong global earnings, a prevalence of cheap debt and surging merger and acquisition activity. From a country standpoint, there was a surfeit of positive developments that further supported investor optimism.

In the United States, the S&P 500 Index gained 11.72% during fiscal 2005. The U.S. economy displayed remarkable strength during the period, supported by low unemployment, double-digit corporate earnings growth and tame core consumer prices. Although GDP growth downshifted following the Gulf hurricanes, it is widely believed to have accelerated again in the first quarter of 2006.

Overseas markets rallied during the twelve months leading to March 31, 2006. As measured by the MSCI EAFE Index, stocks in developed international markets surged 24.94%. Japan was among the leaders during the period. After fifteen years of deflation-induced slumber, the Japanese economy awoke in 2005. Domestic-led growth quickly translated into robust gains in worker wages, industrial production and exports. European equities also rose during the year, and emerging markets posted sharp gains.

PERFORMANCE: During the twelve months ended March 31, 2006, the Fund's Class I shares gained 25.76% and outperformed the 20.28% increase in the MSCI All Country World Index.

PORTFOLIO SPECIFICS: The Global Select Fund outpaced its benchmark for each quarter during fiscal 2005, and for the entire year. Outperformance was due in large part to stock selection. On a country level, this was most visible in the U.S., China, Japan and Germany. From a sector standpoint, management had the greatest positive impact in information technology and consumer discretionary.

Foxconn International, a China-based assembler of mobile handsets, was the single largest contributor to Fund performance. Ongoing innovations and price pressure in the handset market have led vendors like Motorola and Nokia to increasingly outsource to companies such as Foxconn.

Melco International was among the Fund's top performers in the first quarter of 2006. The company's shares saw strong gains when it closed a deal to acquire a Macau casino license with an Australian partner. The transaction should improve the economics of Melco's activities significantly, and the market reacted very positively.

Despite outperforming, there were patches of relative weakness within the Fund. For instance, issue selection in Switzerland and in the health care sector generally detracted from performance.

MARKET OUTLOOK: We remain optimistic on the global economy. Although growth will probably slow in 2006 as interest rates climb, the fundamentals of the world's major economies suggest ongoing expansion. In the U.S., inflation is tame, corporate earnings growth is healthy, unemployment is low and consumers continue to show confidence despite higher interest rates. We continue to be upbeat on the Japanese economy; however, with the recent run-up in prices, effective stock selection is becoming more critical. The outlook for Europe also looks favorable, as export-led growth segues into improved domestic spending.

Against this favorable backdrop, we remain focused on uncovering exciting growth opportunities for the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL SELECT FUND CLASS I AND II SHARES WITH THE MSCI ALL COUNTRY WORLD INDEX.

                                 GLOBAL SELECT FUND CLASS I SHARES             MSCI ALL COUNTRY WORLD INDEX
9/30/1997                                  $    250,000                                 $    250,000
10/31/1997                                 $    235,000                                 $    235,125
11/30/1997                                 $    236,200                                 $    238,722
12/31/1997                                 $    247,000                                 $    241,850
1/31/1998                                  $    255,800                                 $    247,170
2/28/1998                                  $    275,000                                 $    264,077
3/31/1998                                  $    296,200                                 $    275,353
4/30/1998                                  $    310,400                                 $    277,941
5/31/1998                                  $    311,200                                 $    272,660
6/30/1998                                  $    325,800                                 $    277,568
7/31/1998                                  $    334,000                                 $    277,651
8/31/1998                                  $    277,000                                 $    238,753
9/30/1998                                  $    286,800                                 $    243,504
10/31/1998                                 $    298,200                                 $    265,736
11/30/1998                                 $    319,687                                 $    281,866
12/31/1998                                 $    361,061                                 $    294,944
1/31/1999                                  $    397,187                                 $    300,961
2/28/1999                                  $    377,610                                 $    293,407
3/31/1999                                  $    413,333                                 $    306,610
4/30/1999                                  $    428,469                                 $    319,856
5/31/1999                                  $    414,745                                 $    308,565
6/30/1999                                  $    463,385                                 $    323,932
7/31/1999                                  $    473,678                                 $    322,603
8/31/1999                                  $    491,842                                 $    322,216
9/30/1999                                  $    507,786                                 $    318,736
10/31/1999                                 $    557,636                                 $    334,864
11/30/1999                                 $    652,092                                 $    345,279
12/31/1999                                 $    828,075                                 $    374,040
1/31/2000                                  $    772,143                                 $    353,880
2/29/2000                                  $    903,653                                 $    355,083
3/31/2000                                  $    870,639                                 $    378,412
4/30/2000                                  $    805,975                                 $    361,421
5/31/2000                                  $    766,140                                 $    352,024
6/30/2000                                  $    816,070                                 $    363,958
7/31/2000                                  $    792,060                                 $    353,257
8/31/2000                                  $    854,814                                 $    364,244
9/30/2000                                  $    789,332                                 $    344,247
10/31/2000                                 $    724,941                                 $    337,499
11/30/2000                                 $    659,497                                 $    316,575
12/31/2000                                 $    702,601                                 $    321,861
1/31/2001                                  $    693,118                                 $    330,004
2/28/2001                                  $    596,133                                 $    302,251
3/31/2001                                  $    554,322                                 $    281,910
4/30/2001                                  $    615,099                                 $    302,433
5/31/2001                                  $    601,737                                 $    299,076
6/30/2001                                  $    594,840                                 $    289,924
7/31/2001                                  $    578,030                                 $    285,343
8/31/2001                                  $    533,201                                 $    272,217
9/30/2001                                  $    472,855                                 $    247,364
10/31/2001                                 $    489,235                                 $    252,608
11/30/2001                                 $    536,218                                 $    268,143
12/31/2001                                 $    559,495                                 $    270,664
1/31/2002                                  $    553,891                                 $    263,248
2/28/2002                                  $    552,598                                 $    261,326
3/31/2002                                  $    589,237                                 $    273,138
4/30/2002                                  $    573,288                                 $    264,479
5/31/2002                                  $    562,081                                 $    264,850
6/30/2002                                  $    515,097                                 $    248,694
7/31/2002                                  $    465,958                                 $    227,828
8/31/2002                                  $    470,269                                 $    228,421
9/30/2002                                  $    437,078                                 $    203,363
10/31/2002                                 $    467,682                                 $    218,331
11/30/2002                                 $    495,269                                 $    230,273
12/31/2002                                 $    454,320                                 $    219,289
1/31/2003                                  $    448,285                                 $    212,886
2/28/2003                                  $    440,096                                 $    209,160
3/31/2003                                  $    442,251                                 $    208,366
4/30/2003                                  $    475,872                                 $    226,973
5/31/2003                                  $    510,787                                 $    240,183
6/30/2003                                  $    522,425                                 $    244,794
7/31/2003                                  $    538,805                                 $    250,228
8/31/2003                                  $    571,564                                 $    256,159
9/30/2003                                  $    561,650                                 $    257,798
10/31/2003                                 $    599,151                                 $    273,447
11/30/2003                                 $    603,461                                 $    277,630
12/31/2003                                 $    632,341                                 $    295,232
1/31/2004                                  $    653,031                                 $    300,281
2/29/2004                                  $    663,807                                 $    305,836
3/31/2004                                  $    671,566                                 $    304,215
4/30/2004                                  $    644,841                                 $    297,218
5/31/2004                                  $    646,134                                 $    299,715
6/30/2004                                  $    659,928                                 $    305,769
7/31/2004                                  $    629,324                                 $    296,076
8/30/2004                                  $    626,738                                 $    298,000
9/30/2004                                  $    650,876                                 $    304,288
10/31/2004                                 $    666,367                                 $    311,804
11/30/2004                                 $    720,542                                 $    328,922
12/31/2004                                 $    737,403                                 $    341,750
1/31/2005                                  $    721,918                                 $    334,573
2/28/2005                                  $    752,455                                 $    346,317
3/31/2005                                  $    733,794                                 $    338,837
4/30/2005                                  $    710,973                                 $    331,552
5/31/2005                                  $    737,848                                 $    337,984
6/30/2005                                  $    752,014                                 $    341,566
7/31/2005                                  $    788,938                                 $    354,273
8/31/2005                                  $    788,938                                 $    357,142
9/30/2005                                  $    815,841                                 $    367,999
10/31/2005                                 $    783,044                                 $    358,174
11/30/2005                                 $    815,227                                 $    371,390
12/31/2005                                 $    847,836                                 $    380,601
1/31/2006                                  $    898,961                                 $    399,402
2/28/2006                                  $    890,691                                 $    398,963
3/31/2006                                  $    923,290                                 $    407,541

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                                   SINCE
                                        1 YEAR       5 YEARS     INCEPTION
---------------------------------------------------------------------------
Global Select Fund Class I               25.76%        10.73%       16.60%
MSCI All Country World Index             20.28%         7.65%        5.92%

[CHART]

                                     GLOBAL SELECT FUND CLASS II SHARES     MSCI ALL COUNTRY WORLD INDEX
6/30/2003                                      $    250,000                         $    250,000
7/31/2003                                      $    257,838                         $    255,550
8/31/2003                                      $    273,309                         $    261,607
9/30/2003                                      $    268,771                         $    263,281
10/31/2003                                     $    286,716                         $    279,262
11/30/2003                                     $    288,573                         $    283,535
12/31/2003                                     $    302,599                         $    301,511
1/31/2004                                      $    312,294                         $    306,667
2/29/2004                                      $    317,451                         $    312,340
3/31/2004                                      $    321,163                         $    310,685
4/30/2004                                      $    308,375                         $    303,539
5/31/2004                                      $    309,200                         $    306,089
6/30/2004                                      $    315,800                         $    312,272
7/31/2004                                      $    301,155                         $    302,373
8/30/2004                                      $    299,917                         $    304,338
9/30/2004                                      $    311,675                         $    310,759
10/31/2004                                     $    319,373                         $    318,435
11/30/2004                                     $    336,907                         $    335,917
12/31/2004                                     $    350,046                         $    349,018
1/31/2005                                      $    342,695                         $    341,689
2/28/2005                                      $    354,724                         $    353,682
3/31/2005                                      $    347,062                         $    346,042
4/30/2005                                      $    339,600                         $    338,603
5/31/2005                                      $    346,188                         $    345,171
6/30/2005                                      $    349,858                         $    348,830
7/31/2005                                      $    362,873                         $    361,807
8/31/2005                                      $    365,812                         $    364,737
9/30/2005                                      $    376,933                         $    375,825
10/31/2005                                     $    366,868                         $    365,791
11/30/2005                                     $    380,406                         $    379,289
12/31/2005                                     $    389,840                         $    388,695
1/31/2006                                      $    409,098                         $    407,896
2/28/2006                                      $    408,648                         $    407,448
3/31/2006                                      $    417,434                         $    416,208

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                                   SINCE
                                        1 YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------
Global Select Fund Class II              25.90%        10.77%      16.61%
MSCI All Country World Index             20.28%         7.65%       5.92%

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD INDEX ("MSCI ACWI") OVER THE PERIODS INDICATED. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI ACWI INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF OVER 2000 COMPANIES. THE MSCI ACWI INDEX IS REPRESENTATIVE OF THE MARKET STRUCTURE OF 21 COUNTRIES IN NORTH AMERICA, EUROPE, AND THE PACIFIC RIM, EXCLUDING CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS THAT ARE NOT PURCHASABLE BY FOREIGNERS.

THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

GLOBAL SELECT FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 97.3%
BRAZIL - 0.8%
  Vivo Participacoes S.A. - ADR*,##                                                    328,800    $     1,407,264
                                                                                                  ---------------
FINLAND - 0.7%
  M-Real OYJ Cl. B                                                                     200,100          1,324,566
                                                                                                  ---------------
FRANCE - 5.2%
  PPR S.A.                                                                              16,812          2,027,383
  Publicis Groupe                                                                       47,400          1,847,028
  Sanofi-Aventis S.A.                                                                   34,741          3,300,283
  Veolia Environnement                                                                  37,348          2,071,364
                                                                                                  ---------------
                                                                                                        9,246,058
                                                                                                  ---------------
GERMANY - 2.7%
  Commerzbank AG                                                                        44,700          1,778,601
  Henkel KGaA##                                                                         15,990          1,718,307
  Schwarz Pharma AG                                                                     16,525          1,326,849
                                                                                                  ---------------
                                                                                                        4,823,757
                                                                                                  ---------------
GREECE - 0.8%
  OPAP S.A.                                                                             34,730          1,327,260
                                                                                                  ---------------
HONG KONG - 4.9%
  Cheung Kong Holdings, Ltd.                                                           126,000          1,333,905
  Hutchison Telecommunications International, Ltd.*                                  1,032,000          1,762,147
  Jardine Matheson Holdings, Ltd.                                                       44,400            816,960
  Jardine Matheson Holdings, Ltd.                                                       48,800            897,920
  Melco International Development                                                      935,000          1,927,872
  New World Development, Ltd.                                                        1,139,000          2,003,563
                                                                                                  ---------------
                                                                                                        8,742,367
                                                                                                  ---------------
INDONESIA - 0.9%
  Telekomunikasi TBK PT                                                              2,193,500          1,665,583
                                                                                                  ---------------
IRELAND - 1.5%
  CRH PLC                                                                               74,387          2,593,961
                                                                                                  ---------------
ISRAEL - 0.6%
  Israel Chemicals, Ltd.                                                               273,911            976,955
                                                                                                  ---------------
ITALY - 3.3%
  Luxottica Group SpA                                                                   65,954          1,813,379
  Mediaset SpA                                                                         142,068          1,671,097
  Sanpaolo IMI SpA                                                                     128,106          2,289,756
                                                                                                  ---------------
                                                                                                        5,774,232
                                                                                                  ---------------
JAPAN - 15.9%
  Gigas K's Denki Corp.                                                                 45,600          1,329,469
  Hisamitsu Pharmaceutical Co., Ltd.                                                    52,400          1,305,670
  Hokuhoku Financial Group, Inc.                                                       541,000          2,370,514
  Japan Tobacco, Inc.                                                                      545          1,912,281
  JSR Corp.                                                                             56,700          1,681,922
  NGK Spark Plug Co., Ltd.##                                                            83,000          1,930,969
  Nippon Electric Glass Co., Ltd.                                                       58,900          1,462,641
  Nisshinbo Industries, Inc.                                                           123,000          1,375,006
  Nitori Co., Ltd.                                                                      28,350          1,472,883
  Rakuten, Inc.##                                                                        1,755          1,591,533
  Seven & I Holdings Co., Ltd.                                                          39,700          1,567,946
  Shimizu Corp.                                                                        216,000          1,568,879
  Sumco Corp.##                                                                         28,100          1,505,145
  Sumitomo Mitsui Financial Group                                                          268          2,952,793
  Takeuchi Manufacturing Co., Ltd.                                                      16,900            737,647
  Teijin, Ltd.                                                                         258,000          1,712,128
  Tokyo Electron, Ltd.                                                                  26,700          1,837,478
                                                                                                  ---------------
                                                                                                       28,314,904
                                                                                                  ---------------
MALAYSIA - 1.0%
  Bumiputra-Commerce Holdings Berhad                                                 1,022,700          1,749,344
                                                                                                  ---------------
NETHERLANDS - 1.8%
  ASML Holding NV*                                                                      81,996          1,671,983
  Royal Numico NV*                                                                      36,218          1,600,205
                                                                                                  ---------------
                                                                                                        3,272,188
                                                                                                  ---------------
REPUBLIC OF CHINA - 1.2%
  Bio-Treat Technology, Ltd.*                                                        1,901,000    $     1,421,506
  Shanghai Real Estate, Ltd.                                                         3,102,000            727,545
                                                                                                  ---------------
                                                                                                        2,149,051
                                                                                                  ---------------
SOUTH KOREA - 2.2%
  Kookmin Bank - ADR                                                                    21,100          1,804,472
  Samsung Electronics Co., Ltd.                                                          3,340          2,165,595
                                                                                                  ---------------
                                                                                                        3,970,067
                                                                                                  ---------------
SWEDEN - 2.0%
  Assa Abloy Cl. B##                                                                   104,200          1,931,932
  Telefonaktiebolaget LM
  Ericsson - ADR*,##                                                                    44,200          1,667,224
                                                                                                  ---------------
                                                                                                        3,599,156
                                                                                                  ---------------
SWITZERLAND - 6.8%
  Adecco SA                                                                             34,881          1,944,432
  EFG International                                                                      7,470            205,777
  Roche Holding AG                                                                      20,526          3,048,626
  Straumann Holding AG##                                                                 5,552          1,261,770
  UBS AG                                                                                35,532          3,893,471
  Ypsomed Holding AG*                                                                   10,315          1,722,258
                                                                                                  ---------------
                                                                                                       12,076,334
                                                                                                  ---------------
TAIWAN - 0.8%
  United Microelectronics Corp. - ADR                                                  428,600          1,461,526
                                                                                                  ---------------
UNITED KINGDOM - 3.5%
  Arm Holdings PLC                                                                     961,224          2,221,665
  Bodycote International PLC                                                           320,317          1,533,472
  HSBC Holdings PLC                                                                    148,687          2,488,784
                                                                                                  ---------------
                                                                                                        6,243,921
                                                                                                  ---------------
UNITED STATES - 40.7%
  Affiliated Managers Group, Inc.*,##                                                   16,700          1,780,387
  American International Group, Inc.                                                    50,600          3,344,154
  ANSYS, Inc.*                                                                          43,100          2,333,865
  Boeing Co.                                                                            34,200          2,665,206
  Central Garden & Pet Co.*                                                             27,300          1,450,722
  ConocoPhillips                                                                        43,700          2,759,655
  Federated Department Stores, Inc.                                                     36,000          2,628,000
  First Cash Financial Services, Inc.                                                   68,700          1,373,313
  Freescale Semiconductor, Inc. Cl. B*                                                  93,702          2,602,105
  Humana, Inc.*                                                                         33,600          1,769,040
  ITT Industries, Inc.                                                                  30,000          1,686,600
  J.P. Morgan Chase & Co.                                                               57,100          2,377,644
  JLG Industries, Inc.                                                                  51,000          1,570,290
  Marathon Oil Corp.                                                                    27,200          2,071,824
  Microsoft Corp.                                                                       90,900          2,473,389
  Morgan Stanley                                                                        49,400          3,103,308
  Mylan Laboratories, Inc.                                                              67,700          1,584,180
  Nasdaq Stock Market, Inc.*                                                            31,600          1,265,264
  Nordstrom, Inc.                                                                       43,500          1,704,330
  Occidental Petroleum Corp.                                                            19,200          1,778,880
  Pike Electric Corp.*                                                                  56,400          1,184,964
  Pioneer Natural Resources Co.                                                         21,900            969,075
  Praxair, Inc.                                                                         35,900          1,979,885
  QUALCOMM, Inc.                                                                        53,900          2,727,879
  Quiksilver, Inc.*                                                                    148,800          2,062,368
  Raytheon Co.                                                                          48,200          2,209,488
  RTI International Metals, Inc.*,##                                                    30,400          1,667,440
  TD Ameritrade Holding Corp.                                                           93,600          1,953,432
  Tiffany & Co.                                                                         36,400          1,366,456
  Transocean, Inc.*                                                                     25,100          2,015,530
  United Technologies Corp.                                                             38,300          2,220,251
  Valero Energy Corp.                                                                   40,400          2,415,112
  Wal-Mart Stores, Inc.                                                                 39,100          1,847,084
  WESCO International, Inc.*                                                            28,700          1,951,887
  XTO Energy, Inc.                                                                      31,900          1,389,883
  Yahoo!, Inc.*                                                                         62,500          2,016,250
                                                                                                  ---------------
                                                                                                       72,299,140
-----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $143,618,990)                                                               173,017,634
-----------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES - 0.8%
TAIWAN - 0.8%
  Credit Suisse FB Yageo Corp. -
    9/15/06* (Cost: $1,241,075)                                                      3,585,000    $     1,376,640
                                                                                                  ---------------

                                                                                     PRINCIPAL
                                                                                        AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 8.8%
MONEY MARKET FUNDS - 8.0%
  Boston Global Investment Trust -
    Enhanced Sleeve, 4.686%**                                                  $    14,147,932         14,147,932
                                                                                                  ---------------
TIME DEPOSITS - 0.8%
  Wachovia Bank - Grand Cayman
    4.150%, 04/01/06                                                                 1,489,274          1,489,274
                                                                                                  ---------------
Total Short Term Investments (Cost: $15,637,206)                                                       15,637,206
                                                                                                  ---------------
Total Investments - 106.9% (Cost: $160,497,271)                                                       190,031,480
-----------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (6.9%)                                                        (12,197,032)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $   177,834,448
-----------------------------------------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITIES.
** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.
## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 03/31/06.
ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                       PERCENT OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               4.3%
Communications                                                                                                9.2
Consumer, Cyclical                                                                                           14.5
Consumer, Non-cyclical                                                                                       14.5
Diversified                                                                                                   2.9
Energy                                                                                                        7.5
Financial                                                                                                    19.8
Industrial                                                                                                   13.3
Technology                                                                                                   10.3
Utilities                                                                                                     1.8
Short Term Investments                                                                                        8.8
Liabilities in excess of other assets                                                                        (6.9)
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH FUND

MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Portfolio Manager and Chief Investment Officer; LINDA BA, Portfolio Manager; STEPHEN DERKASH, Analyst; MICHAEL J. FREDERICKS, Analyst; CHRISTOPHER A. HERRERA, Analyst; BARRY KENDALL, Analyst; FLORA KIM, Analyst; ERIC SAGMEISTER, Analyst; SCOTT R. WILLIAMS, Analyst; ALAN TRICE, Assistant Analyst

GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

MARKET OVERVIEW: Directionless at first, international developed markets accelerated into the final nine months of fiscal 2005, closing the year ended March 31, 2006 with substantial gains. Stocks advanced rapidly amid positive developments in Japan and Europe.

Since the early 1990s, Japan has languished in a deflation-induced economic limbo. Last summer, the Japanese economy awoke. Prime Minister Koizumi demanded, and won, snap parliamentary elections, establishing a political mandate for economic reform. Emergent domestic-led expansion swiftly segued into accelerating exports and industrial production, and the first back-to-back rise in consumer prices since 1998. Local stocks responded enthusiastically, with the MSCI Japan spiking 37.39% for the fiscal year.

Although European equities trailed Pacific peers, they still outpaced stocks in the U.S. The MSCI Europe rose 21.22% in the twelve months to March 31, 2006, as strong corporate profits and healthy balance sheets encouraged a flood of merger and acquisition activity.

PERFORMANCE: During the twelve-month period ended March 31, 2006, the Fund's Class I shares rose 33.63%. This compared favorably to the MSCI EAFE Index, which increased 24.94%.

PORTFOLIO SPECIFICS: The Fund's outperformance relative to the benchmark was driven by stock selection, particularly in China and Japan, and in the telecommunications services and financials sectors. Among the best-performing positions was China-based Foxconn International, a cell phone handset manufacturer that saw considerable benefit from outsourcing by two of its customers: Nokia and Motorola. Two other major contributors were European-based ABB Ltd. and Millicom International Cellular. ABB, the world's largest maker of power networks, saw strong gains during the fourth quarter amid increasing orders from customers planning to modernize their facilities. Millicom shares surged in January after it became public the company had received buyout offers from several of its peers.

Although the Fund outperformed, there were areas of relative weakness, including stock selection in France and in the consumer staples sector.

Structurally the make-up of the Fund did not shift much between September 30, 2005 and March 31, 2006. Our largest overweights continued to be in emerging Asia and the telecommunication services sector. The largest underweights were in developed European countries and financials.

MARKET OUTLOOK: Although high energy prices will probably dampen global growth in 2006, the fundamentals underlying the world's major economies suggest ongoing expansion. In the months ahead, international stocks should see support from:

  -  The end of cyclical tightening in the U.S.

  -  Rising consumer prices and land prices in Japan

  -  Improving business and consumer confidence in Europe

This type of environment bodes well for the Fund, as our stock selection process is focused on identifying and investing in companies benefiting from these trends.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH FUND CLASS I SHARES WITH THE MSCI EAFE INDEX.

                INTERNATIONAL GROWTH FUND CLASS I SHARES    MSCI EAFE INDEX
12/27/1996                     $ 250000                        $ 250000
12/31/1996                     $ 252400                        $ 249475
1/31/1997                      $ 274600                        $ 240744
2/28/1997                      $ 277200                        $ 244682
3/31/1997                      $ 282600                        $ 245568
4/30/1997                      $ 286600                        $ 246871
5/31/1997                      $ 313200                        $ 262935
6/30/1997                      $ 331200                        $ 277436
7/31/1997                      $ 352400                        $ 281924
8/31/1997                      $ 334000                        $ 260869
9/30/1997                      $ 358600                        $ 275482
10/31/1997                     $ 328800                        $ 254307
11/30/1997                     $ 325131                        $ 251715
12/31/1997                     $ 329722                        $ 253910
1/31/1998                      $ 341826                        $ 265523
2/28/1998                      $ 365199                        $ 282560
3/31/1998                      $ 386902                        $ 291261
4/30/1998                      $ 398171                        $ 293566
5/31/1998                      $ 407979                        $ 292141
6/30/1998                      $ 412779                        $ 294353
7/31/1998                      $ 431143                        $ 297337
8/31/1998                      $ 369373                        $ 260500
9/30/1998                      $ 351843                        $ 252514
10/31/1998                     $ 358312                        $ 278836
11/30/1998                     $ 379862                        $ 293121
12/31/1998                     $ 400734                        $ 304685
1/31/1999                      $ 416179                        $ 303785
2/28/1999                      $ 399064                        $ 296545
3/31/1999                      $ 411796                        $ 308923
4/30/1999                      $ 426823                        $ 321440
5/31/1999                      $ 410335                        $ 304887
6/30/1999                      $ 442685                        $ 316773
7/31/1999                      $ 457296                        $ 326189
8/31/1999                      $ 464392                        $ 327380
9/30/1999                      $ 471488                        $ 330675
10/31/1999                     $ 502378                        $ 343061
11/30/1999                     $ 567497                        $ 354981
12/31/1999                     $ 677509                        $ 386841
1/31/2000                      $ 629265                        $ 362261
2/29/2000                      $ 705704                        $ 372013
3/31/2000                      $ 665814                        $ 386434
4/30/2000                      $ 610886                        $ 366099
5/31/2000                      $ 578515                        $ 357157
6/30/2000                      $ 609633                        $ 371125
7/31/2000                      $ 582692                        $ 355566
8/31/2000                      $ 606083                        $ 358652
9/30/2000                      $ 566819                        $ 341189
10/31/2000                     $ 530897                        $ 333129
11/30/2000                     $ 504920                        $ 320637
12/31/2000                     $ 521115                        $ 332033
1/31/2001                      $ 505364                        $ 331862
2/28/2001                      $ 462991                        $ 306983
3/31/2001                      $ 426165                        $ 286519
4/30/2001                      $ 455671                        $ 306430
5/31/2001                      $ 441029                        $ 295615
6/30/2001                      $ 423281                        $ 283526
7/31/2001                      $ 413076                        $ 278367
8/31/2001                      $ 395994                        $ 271324
9/30/2001                      $ 364270                        $ 243839
10/31/2001                     $ 363827                        $ 250081
11/30/2001                     $ 371147                        $ 259309
12/31/2001                     $ 375362                        $ 260839
1/31/2002                      $ 358724                        $ 246989
2/28/2002                      $ 361164                        $ 248718
3/31/2002                      $ 380909                        $ 262173
4/30/2002                      $ 379134                        $ 263904
5/31/2002                      $ 378690                        $ 267255
6/30/2002                      $ 365823                        $ 256618
7/31/2002                      $ 331215                        $ 231290
8/31/2002                      $ 328109                        $ 230758
9/30/2002                      $ 296385                        $ 205975
10/31/2002                     $ 306812                        $ 217036
11/30/2002                     $ 315242                        $ 226889
12/31/2002                     $ 303263                        $ 219266
1/31/2003                      $ 292614                        $ 210122
2/28/2003                      $ 288399                        $ 205310
3/31/2003                      $ 284628                        $ 201430
4/30/2003                      $ 309696                        $ 221412
5/31/2003                      $ 329219                        $ 235029
6/30/2003                      $ 334987                        $ 240834
7/31/2003                      $ 339202                        $ 246710
8/31/2003                      $ 352734                        $ 252705
9/30/2003                      $ 352512                        $ 260539
10/31/2003                     $ 377803                        $ 276797
11/30/2003                     $ 380771                        $ 282997
12/31/2003                     $ 405459                        $ 305127
1/31/2004                      $ 415023                        $ 309460
2/29/2004                      $ 420138                        $ 316671
3/31/2004                      $ 424142                        $ 318571
4/30/2004                      $ 408573                        $ 311626
5/31/2004                      $ 408350                        $ 312966
6/30/2004                      $ 413911                        $ 319945
7/31/2004                      $ 392114                        $ 309611
8/30/2004                      $ 393226                        $ 311035
9/30/2004                      $ 404347                        $ 319215
10/31/2004                     $ 418823                        $ 330132
11/30/2004                     $ 449020                        $ 352779
12/31/2004                     $ 466262                        $ 368266
1/31/2005                      $ 462625                        $ 361527
2/28/2005                      $ 485571                        $ 377217
3/31/2005                      $ 464886                        $ 367900
4/30/2005                      $ 454426                        $ 359659
5/31/2005                      $ 460106                        $ 360199
6/30/2005                      $ 468526                        $ 365133
7/31/2005                      $ 489423                        $ 376343
8/31/2005                      $ 493974                        $ 385977
9/30/2005                      $ 526675                        $ 403231
10/31/2005                     $ 507136                        $ 391497
11/30/2005                     $ 531174                        $ 401167
12/31/2005                     $ 575261                        $ 419861
1/31/2006                      $ 619326                        $ 445682
2/28/2006                      $ 600437                        $ 444791
3/31/2006                      $ 621512                        $ 459647

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                               SINCE
                                       1 YEAR   5 YEARS      INCEPTION
International Growth Fund Class I       33.63%     7.82%      10.33%
MSCI EAFE Index                         24.94%    10.04%       7.00%

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX ("MSCI EAFE") OVER THE PERIODS INDICATED. THE FUND'S CLASS II SHARES ARE NEW AND HAVE LESS THAN 1 YEAR'S PERFORMANCE. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST

AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI EAFE INDEX IS AN UNMANAGED INDEX OF OVER 900 COMPANIES, AND IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                    NUMBER OF
                                                                                       SHARES              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 96.3%
AUSTRALIA - 1.1%
  Goodman Fielder, Ltd.*                                                               723,502   $     1,124,647
                                                                                                 ---------------
BRAZIL - 1.1%
  Vivo Participacoes S.A. - ADR*,##                                                    266,400         1,140,192
                                                                                                 ---------------
CANADA - 7.4%
  Cameco Corp.                                                                          52,100         1,875,707
  EnCana Corp.                                                                          21,100           985,728
  Petrobank Energy & Resources, Ltd.*                                                   34,900           418,824
  Rogers Communications, Inc. Cl. B                                                     75,400         2,879,367
  Teck Cominco, Ltd. Cl. B                                                              23,900         1,539,385
                                                                                                 ---------------
                                                                                                       7,699,011
                                                                                                 ---------------
FINLAND - 2.0%
  M-Real OYJ Cl. B                                                                     116,000           767,864
  Nokia OYJ - ADR##                                                                     64,500         1,336,440
                                                                                                 ---------------
                                                                                                       2,104,304
                                                                                                 ---------------
FRANCE - 8.8%
  Lafarge S.A.                                                                          16,082         1,819,663
  Publicis Groupe                                                                       26,609         1,036,868
  Sanofi-Aventis S.A.                                                                   40,224         3,821,150
  Total S.A.                                                                             5,069         1,335,426
  Veolia Environnement                                                                  20,294         1,125,529
                                                                                                 ---------------
                                                                                                       9,138,636
                                                                                                 ---------------
GERMANY - 3.8%
  Bayer AG                                                                              21,685           867,564
  Commerzbank AG                                                                        52,572         2,091,826
  Siemens AG                                                                            11,233         1,047,252
                                                                                                 ---------------
                                                                                                       4,006,642
                                                                                                 ---------------
GREECE - 1.5%
  National Bank of Greece S.A                                                           33,333         1,565,112
                                                                                                 ---------------
HONG KONG - 3.0%
  Hutchison Telecommunications
    International, Ltd.*                                                             1,176,300         2,008,541
  Melco International Development                                                      545,000         1,123,733
                                                                                                 ---------------
                                                                                                       3,132,274
                                                                                                 ---------------
HUNGARY - 0.8%
  MOL Magyar Olaj-es Gazipari Rt.                                                        7,723           791,466
                                                                                                 ---------------
IRELAND - 3.1%
  Bank of Ireland                                                                       55,044         1,022,486
  CRH PLC                                                                               62,109         2,167,463
                                                                                                 ---------------
                                                                                                       3,189,949
                                                                                                 ---------------
ITALY - 5.0%
  Autogrill SpA                                                                         90,450         1,339,767
  Mediaset SpA                                                                         126,363         1,486,365
  Sanpaolo IMI SpA                                                                     132,775         2,373,209
                                                                                                 ---------------
                                                                                                       5,199,341
                                                                                                 ---------------
JAPAN - 25.4%
  Aoyama Trading Co., Ltd.                                                              14,400   $       474,752
  Chugai Pharmaceutical Co., Ltd.                                                       53,700           971,688
  Fuji Electric Co., Ltd.                                                              202,000         1,099,110
  Haseko Corp.*                                                                        313,500         1,179,710
  Hisamitsu Pharmaceutical Co., Ltd.                                                    20,000           498,347
  Hitachi Construction Machinery Co., Ltd.                                              71,400         1,875,922
  Hokuhoku Financial Group, Inc.                                                       448,000         1,963,014
  Japan Tobacco, Inc.                                                                      510         1,789,474
  Kajima Corp.                                                                         167,200         1,041,546
  Mitsubishi Estate Co., Ltd.                                                           67,600         1,598,474
  Mitsui & Co., Ltd.                                                                    75,700         1,091,969
  Nitori Co., Ltd.                                                                      15,200           789,694
  Okasan Holdings, Inc.                                                                 38,000           433,816
  Rakuten, Inc.##                                                                        1,919         1,740,258
  Seven & I Holdings Co., Ltd.                                                          43,000         1,698,280
  Sumco Corp.                                                                           20,400         1,092,703
  Sumitomo Mitsui Financial Group                                                          276         3,040,936
  Teijin, Ltd.                                                                         167,300         1,110,229
  Tokyo Electron, Ltd.                                                                  15,700         1,080,464
  Toyota Motor Corp.                                                                    35,400         1,929,164
                                                                                                 ---------------
                                                                                                      26,499,550
                                                                                                 ---------------
LUXEMBOURG - 1.0%
  Millicom International Cellular S.A.*                                                 23,100         1,087,779
                                                                                                 ---------------
NETHERLANDS - 2.0%
  ASML Holding NV*                                                                      51,703         1,054,277
  Royal Numico NV                                                                       23,465         1,036,744
                                                                                                 ---------------
                                                                                                       2,091,021
                                                                                                 ---------------
NORWAY - 2.7%
  Acergy S.A.*,##                                                                      117,800         1,848,800
  Telenor ASA                                                                           90,400           971,102
                                                                                                 ---------------
                                                                                                       2,819,902
                                                                                                 ---------------
PERU - 0.5%
  Southern Copper Corp.##                                                                6,200           523,776
                                                                                                 ---------------
REPUBLIC OF CHINA - 0.9%
  Suntech Power Holdings Co., Ltd. - ADR*                                               24,000           887,760
                                                                                                 ---------------
SOUTH AFRICA - 1.4%
  Harmony Gold Mining Co., Ltd. - ADR*                                                  92,000         1,460,960
                                                                                                 ---------------
SOUTH KOREA - 3.5%
  Daewoo Shipbuilding & Marine
    Engineering Co., Ltd.                                                               35,910           951,662
  Kookmin Bank - ADR                                                                    12,100         1,034,792
  LG Electronics, Inc.                                                                  19,790         1,604,952
                                                                                                 ---------------
                                                                                                       3,591,406
                                                                                                 ---------------
SWEDEN - 4.3%
  Assa Abloy Cl. B                                                                      85,400         1,583,369
  Modern Times Group Cl. B*                                                             22,100         1,037,838
  Telefonaktiebolaget LM Ericsson Cl. B                                                498,000         1,891,374
                                                                                                 ---------------
                                                                                                       4,512,581
                                                                                                 ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                    NUMBER OF
                                                                                       SHARES              VALUE
----------------------------------------------------------------------------------------------------------------
SWITZERLAND - 8.5%
  ABB, Ltd.                                                                            159,476   $     2,007,407
  Adecco SA                                                                             22,949         1,279,286
  Compagnie Financiere Richemont AG Cl. A                                               22,027         1,053,440
  Roche Holding AG                                                                       9,847         1,462,526
  Straumann Holding AG##                                                                 4,186           951,327
  UBS AG                                                                                19,481         2,134,659
                                                                                                 ---------------
                                                                                                       8,888,645
                                                                                                 ---------------
TAIWAN - 1.2%
  United Microelectronics Corp. - ADR                                                  352,900         1,203,389
                                                                                                 ---------------
THAILAND - 0.9%
  True Corp. PLC*                                                                    3,634,200           981,080
                                                                                                 ---------------
UNITED KINGDOM - 6.4%
  Aegis Group PLC                                                                      455,910         1,081,417
  Arm Holdings PLC                                                                     734,089         1,696,691
  Diageo PLC                                                                            68,518         1,077,356
  George Wimpey PLC                                                                     50,526           490,345
  HSBC Holdings PLC                                                                     72,254         1,209,417
  Travis Perkins PLC                                                                    39,862         1,153,991
                                                                                                 ---------------
                                                                                                       6,709,217
----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $81,236,172)                                                               100,348,640
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.1%
GERMANY - 1.1%
  Henkel KGaA## (Cost: $1,138,278)                                                      10,265         1,198,369
                                                                                                 ---------------
EQUITY-LINKED SECURITIES - 1.2%
INDIA - 1.2%
  Merrill Lynch Bharti Televentures - 3/17/11
    (Cost: $1,135,757)                                                                 130,700         1,210,805
                                                                                                 ---------------

                                                                                     PRINCIPAL
                                                                                        AMOUNT
----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 9.7%
MONEY MARKET FUNDS - 7.3%
  Boston Global Investment Trust -
    Enhanced Sleeve, 4.686%**                                                   $    7,590,839         7,590,839
                                                                                                 ---------------
TIME DEPOSITS - 2.4%
  Wells Fargo Bank - Grand Cayman
  4.150%, 04/01/06                                                                   2,485,718         2,485,718
----------------------------------------------------------------------------------------------------------------
Total Short Term Investments (Cost: $10,076,557)                                                      10,076,557
----------------------------------------------------------------------------------------------------------------
Total Investments - 108.3% (Cost: $93,586,764)                                                       112,834,371
----------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (8.3%)                                                        (8,667,996)
----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $   104,166,375
----------------------------------------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.
** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.
## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 03/31/06.
ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                       PERCENT OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               6.7%
Communications                                                                                               19.1
Consumer, Cyclical                                                                                           10.7
Consumer, Non-cyclical                                                                                       14.6
Diversified                                                                                                   1.1
Energy                                                                                                        6.0
Financial                                                                                                    17.7
Industrial                                                                                                   15.7
Technology                                                                                                    5.9
Utilities                                                                                                     1.1
Short Term Investments                                                                                        9.7
Liabilities in excess of other assets                                                                        (8.3)
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

MANAGEMENT TEAM: VINCENT WILLYARD, CFA, Portfolio Manager; JOSEPH DEVINE, Portfolio Manager; STEPHEN DERKASH, Analyst; MICHAEL J. FREDERICKS, Analyst; BARRY KENDALL, Analyst; FLORA KIM, Analyst; SCOTT R. WILLIAMS, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The International Growth Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the bottom 20% of publicly traded companies as measured by the market capitalization in the Citigroup/S&P World Ex U.S. Broad Market Index.

MARKET OVERVIEW: International small-cap stocks surged between April 1, 2005 and March 31, 2006, as the dampening effect of soaring energy prices and rising U.S. fed fund interest rates did not deter mounting investor enthusiasm. Markets gathered steam against a backdrop of:

  - Resurgent economic growth in Japan, following fifteen years in the deflationary doldrums

  - Export-led growth in Europe and increasing confidence in the region's economy

  -  Anticipation of the end of the Fed interest rate tightening cycle

Gains among international small-cap stocks were widespread, with sector-level advances within the Citigroup World ex-U.S. EMI ranging from 14.16% (consumer staples) to 49.09% (energy). From a country standpoint, Luxembourg, Norway and Korea were the strongest performers.

PERFORMANCE: The Fund's Class I shares gained 43.34% from April 1, 2005 through March 31, 2006. This compared favorably to the Citigroup World ex-U.S. EMI, which rose 31.97%.

PORTFOLIO SPECIFICS: The Fund generated a strong return on both an absolute and relative basis during fiscal 2005. The majority of excess return relative to the benchmark can be attributed to stock selection, particularly in Japan, and in the materials and financials sectors.

Gains were broad-based, with holdings in every sector and most countries closing the year in positive territory.

Two positions that contributed most to portfolio performance were the Japanese companies Pacific Management, a real estate investment management company, and Toho Titanium, a titanium producer. Pacific Management benefited from strong cash flows into real estate funds, increasing demand for real estate services and rising land prices. Toho Titanium experienced increased demand for the light metal it manufactures in an industry which is experiencing a tight global supply/demand situation and is seeing strong price increases.

At period-end, the Fund was overweight those areas that we believe offer the greatest growth potential: China, Germany, information technology and industrials.

MARKET OUTLOOK: Although high energy prices, Fed tightening and a slowing housing market will probably dampen U.S. growth in 2006, many overseas economies are undergoing expansion, driven by growth in developing countries as well as increasing domestic spending. In the months ahead, international stocks should see support from:

  -  The end of cyclical tightening in the U.S.

  -  Rising consumer prices and land prices in Japan

  -  Improving business and consumer confidence in Europe

This type of environment bodes well for the Fund, as our stock selection process is focused on identifying and investing in growth companies.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH OPPORTUNITIES FUND CLASS I AND II SHARES WITH THE CITIGROUP WORLD EX-U.S. EMI, AND CITIGROUP WORLD EX-U.S. EMI GROWTH.

                            INTERNATIONAL GROWTH
                             OPPORTUNITIES FUND                  CITIGROUP WORLD                  CITIGROUP WORLD
                              CLASS I SHARES                      EMI xUS INDEX                EMI xUS GROWTH INDEX
12/31/1997                      $   250,000                         $  250,000                     $  250,000
1/31/1998                       $   255,925                         $  260,428                     $  260,950
2/28/1998                       $   282,388                         $  279,858                     $  279,295
3/31/1998                       $   312,914                         $  293,018                     $  292,170
4/30/1998                       $   329,717                         $  295,252                     $  294,595
5/31/1998                       $   337,861                         $  300,749                     $  300,752
6/30/1998                       $   338,706                         $  291,970                     $  293,414
7/31/1998                       $   345,785                         $  289,960                     $  292,622
8/31/1998                       $   291,151                         $  254,381                     $  255,547
9/30/1998                       $   287,162                         $  247,749                     $  247,982
10/31/1998                      $   298,562                         $  265,256                     $  264,572
11/30/1998                      $   319,342                         $  273,760                     $  274,626
12/31/1998                      $   340,834                         $  280,374                     $  282,892
1/31/1999                       $   367,760                         $  279,515                     $  284,844
2/28/1999                       $   360,773                         $  274,086                     $  279,034
3/31/1999                       $   369,179                         $  284,394                     $  289,274
4/30/1999                       $   391,219                         $  299,804                     $  303,015
5/31/1999                       $   376,000                         $  291,936                     $  295,136
6/30/1999                       $   417,586                         $  301,883                     $  306,174
7/31/1999                       $   453,582                         $  313,187                     $  318,023
8/31/1999                       $   483,110                         $  318,032                     $  324,829
9/30/1999                       $   497,458                         $  317,276                     $  325,771
10/31/1999                      $   531,385                         $  314,115                     $  325,966
11/30/1999                      $   653,072                         $  324,835                     $  350,121
12/31/1999                      $   777,547                         $  346,275                     $  383,347
1/31/2000                       $   801,962                         $  337,720                     $  376,485
2/29/2000                       $ 1,013,680                         $  351,859                     $  408,712
3/31/2000                       $   900,047                         $  353,285                     $  400,293
4/30/2000                       $   807,882                         $  331,707                     $  371,992
5/31/2000                       $   756,016                         $  325,969                     $  357,782
6/30/2000                       $   815,288                         $  347,100                     $  378,891
7/31/2000                       $   792,215                         $  335,194                     $  365,630
8/31/2000                       $   830,717                         $  345,502                     $  380,986
9/30/2000                       $   779,046                         $  328,821                     $  357,784
10/31/2000                      $   718,904                         $  310,662                     $  328,983
11/30/2000                      $   649,601                         $  297,880                     $  300,394
12/31/2000                      $   683,121                         $  310,524                     $  310,427
1/31/2001                       $   669,322                         $  313,582                     $  314,090
2/28/2001                       $   626,820                         $  301,264                     $  290,533
3/31/2001                       $   559,750                         $  277,434                     $  262,933
4/30/2001                       $   593,727                         $  297,243                     $  283,100
5/31/2001                       $   589,571                         $  296,530                     $  280,297
6/30/2001                       $   560,210                         $  285,884                     $  264,460
7/31/2001                       $   546,205                         $  278,394                     $  254,860
8/31/2001                       $   525,067                         $  277,476                     $  249,891
9/30/2001                       $   471,090                         $  241,848                     $  217,255
10/31/2001                      $   488,520                         $  251,812                     $  230,029
11/30/2001                      $   497,949                         $  261,406                     $  239,599
12/31/2001                      $   504,820                         $  261,824                     $  239,934
1/31/2002                       $   491,291                         $  255,855                     $  232,160
2/28/2002                       $   494,976                         $  260,613                     $  233,275
3/31/2002                       $   521,606                         $  277,553                     $  249,441
4/30/2002                       $   524,109                         $  283,160                     $  250,937
5/31/2002                       $   534,434                         $  293,722                     $  257,788
6/30/2002                       $   509,423                         $  283,118                     $  245,414
7/31/2002                       $   466,478                         $  258,374                     $  222,762
8/31/2002                       $   461,441                         $  256,591                     $  220,713
9/30/2002                       $   418,988                         $  233,241                     $  200,209
10/31/2002                      $   420,371                         $  237,580                     $  205,194
11/30/2002                      $   432,772                         $  246,180                     $  213,340
12/31/2002                      $   427,016                         $  242,733                     $  208,561
1/31/2003                       $   411,643                         $  237,248                     $  202,576
2/28/2003                       $   404,975                         $  233,428                     $  198,747
3/31/2003                       $   399,224                         $  231,887                     $  197,177
4/30/2003                       $   432,280                         $  254,659                     $  216,382
5/31/2003                       $   470,147                         $  276,279                     $  235,250
6/30/2003                       $   479,785                         $  285,673                     $  242,120
7/31/2003                       $   495,618                         $  295,214                     $  248,754
8/31/2003                       $   523,868                         $  308,942                     $  258,903
9/30/2003                       $   533,036                         $  323,307                     $  272,107
10/31/2003                      $   590,178                         $  346,585                     $  291,835
11/30/2003                      $   598,204                         $  352,339                     $  296,037
12/31/2003                      $   633,079                         $  373,655                     $  313,177
1/31/2004                       $   655,111                         $  386,546                     $  323,387
2/29/2004                       $   669,130                         $  398,761                     $  333,962
3/31/2004                       $   675,554                         $  408,810                     $  342,378
4/30/2004                       $   656,706                         $  397,036                     $  332,175
5/31/2004                       $   655,130                         $  398,426                     $  334,666
6/30/2004                       $   680,811                         $  412,371                     $  344,070
7/31/2004                       $   648,676                         $  396,288                     $  328,828
8/30/2004                       $   648,936                         $  399,142                     $  330,834
9/30/2004                       $   673,271                         $  412,673                     $  342,214
10/31/2004                      $   689,362                         $  425,672                     $  352,686
11/30/2004                      $   746,234                         $  459,002                     $  377,797
12/31/2004                      $   778,024                         $  480,988                     $  395,252
1/31/2005                       $   780,592                         $  486,760                     $  398,690
2/28/2005                       $   825,007                         $  509,686                     $  416,273
3/31/2005                       $   805,867                         $  498,932                     $  406,990
4/30/2005                       $   778,951                         $  483,216                     $  394,861
5/31/2005                       $   787,675                         $  486,115                     $  396,836
6/30/2005                       $   805,162                         $  496,080                     $  405,765
7/31/2005                       $   830,685                         $  514,683                     $  420,818
8/31/2005                       $   848,877                         $  530,072                     $  434,032
9/30/2005                       $   902,781                         $  550,745                     $  449,180
10/31/2005                      $   861,524                         $  532,350                     $  432,695
11/30/2005                      $   912,095                         $  552,686                     $  450,435
12/31/2005                      $   997,376                         $  587,284                     $  479,984
1/31/2006                       $ 1,071,082                         $  631,507                     $  516,703
2/28/2006                       $ 1,082,007                         $  631,065                     $  512,879
3/31/2006                       $ 1,155,476                         $  658,453                     $  535,959

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                            SINCE
                                       1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------------------
International Growth Opportunities
Fund Class I                            43.34%    15.58%      20.38%
Citigroup World EMI xUS Index           31.97%    18.84%      12.44%
Citigroup World EMI xUS Growth Index    31.67%    15.30%       9.68%

[CHART]

                            INTERNATIONAL GROWTH
                             OPPORTUNITIES FUND                CITIGROUP WORLD                CITIGROUP WORLD
                               CLASS II SHARES                  EMI xUS INDEX               EMI xUS GROWTH INDEX
6/30/2003                      $ 250,000.00                      $ 250,000.00                  $ 250,000.00
7/31/2003                      $ 258,253.59                      $ 258,350.00                  $ 256,850.00
8/31/2003                      $ 273,086.12                      $ 270,363.28                  $ 267,329.48
9/30/2003                      $ 277,870.81                      $ 282,935.17                  $ 280,963.28
10/31/2003                     $ 307,775.12                      $ 303,306.50                  $ 301,333.12
11/30/2003                     $ 311,961.72                      $ 308,341.39                  $ 305,672.32
12/31/2003                     $ 330,263.16                      $ 326,996.04                  $ 323,370.75
1/31/2004                      $ 341,746.41                      $ 338,277.40                  $ 333,912.63
2/29/2004                      $ 349,162.68                      $ 348,966.97                  $ 344,831.58
3/31/2004                      $ 352,511.96                      $ 357,760.94                  $ 353,521.33
4/30/2004                      $ 342,583.73                      $ 347,457.42                  $ 342,986.40
5/31/2004                      $ 341,866.03                      $ 348,673.52                  $ 345,558.79
6/30/2004                      $ 355,382.78                      $ 360,877.10                  $ 355,269.00
7/31/2004                      $ 338,636.36                      $ 346,802.89                  $ 339,530.58
8/30/2004                      $ 338,755.98                      $ 349,299.87                  $ 341,601.72
9/30/2004                      $ 351,435.41                      $ 361,141.14                  $ 353,352.81
10/31/2004                     $ 359,834.72                      $ 372,517.08                  $ 364,165.41
11/30/2004                     $ 389,521.08                      $ 401,685.17                  $ 390,093.99
12/31/2004                     $ 406,114.68                      $ 420,925.89                  $ 408,116.33
1/31/2005                      $ 407,454.86                      $ 425,977.00                  $ 411,666.94
2/28/2005                      $ 430,639.04                      $ 446,040.52                  $ 429,821.45
3/31/2005                      $ 420,562.08                      $ 436,629.06                  $ 420,236.44
4/30/2005                      $ 406,515.31                      $ 422,875.25                  $ 407,713.39
5/31/2005                      $ 411,068.28                      $ 425,412.50                  $ 409,751.96
6/30/2005                      $ 420,194.00                      $ 434,133.45                  $ 418,971.38
7/31/2005                      $ 433,514.15                      $ 450,413.46                  $ 434,515.21
8/31/2005                      $ 443,008.11                      $ 463,880.82                  $ 448,158.99
9/30/2005                      $ 471,139.12                      $ 481,972.17                  $ 463,799.74
10/31/2005                     $ 449,608.06                      $ 465,874.30                  $ 446,778.29
11/30/2005                     $ 476,000.06                      $ 483,670.70                  $ 465,096.20
12/31/2005                     $ 520,506.06                      $ 513,948.49                  $ 495,606.51
1/31/2006                      $ 558,971.46                      $ 552,648.81                  $ 533,520.41
2/28/2006                      $ 564,672.97                      $ 552,261.95                  $ 529,572.36
3/31/2006                      $ 603,014.27                      $ 576,230.12                  $ 553,403.11

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                            SINCE
                                       1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------------------
International Growth Opportunities
Fund Class II                           43.55%    15.67%      20.44%
Citigroup World EMI xUS Index           31.97%    18.84%      12.44%
Citigroup World EMI xUS Growth Index    31.67%    15.30%       9.68%

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE CITIGROUP WORLD EX-U.S. EMI INDEX AND CITIGROUP WORLD EX-U.S. EMI GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS III-IV SHARES ARE NEW AND HAVE NO PRIOR PERFORMANCE. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. THE NICHOLASAPPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE CITIGROUP WORLD EX-U.S. EXTENDED MARKET INDEX ("EMI") IS A WORLD MARKET CAPITALIZATION WEIGHTED INDEX MEASURING CAPITAL APPRECIATION EXCLUDING THE U.S. THE EMI INDEX IS COMPRISED OF COMPANIES IN THE BOTTOM 20% OF ANY GIVEN COUNTRY'S AVAILABLE MARKET CAPITALIZATION. MAJOR CORPORATE EVENTS SUCH AS EXTRAORDINARY DIVIDENDS, SPIN-OFFS, SCRIP ISSUES IN OTHER SECURITIES, AND SHARES REPURCHASED VIA TENDER OFFERS ARE ACCOUNTED FOR IN THE CALCULATION.

THE CITIGROUP WORLD EX-U.S. EMI GROWTH COVERS ONLY THOSE COMPANIES IN EACH COUNTRY THAT EXHIBIT GROWTH CHARACTERISTICS RELATIVE TO OTHER COMPANIES IN THE SAME COUNTRY ACCORDING TO A MULTIVARIABLE FORMULA. THE INDICES ARE UNMANAGED AND DO NOT INCLUDE NON-EXTRAORDINARY DIVIDENDS. THE UNMANAGED INDICES DIFFER FROM THE FUND IN COMPOSITION, DO NOT PAY MANAGEMENT FEES OR EXPENSES, AND INCLUDE REINVESTED DIVIDENDS. ONE CAN NOT INVEST DIRECTLY IN AN INDEX. GOING FORWARD, FUND'S PERFORMANCE WILL BE COMPARED TO CITIGROUP WORLD EMI GROWTH BECAUSE ITS COMPOSITION MORE CLOSELY MATCHES THAT OF THE FUND.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 98.3%
BELGIUM - 0.7%
  Umicore                                                                                8,819    $     1,219,845
                                                                                                  ---------------
BRAZIL - 0.8%
  Cyrela Brazil Realty S.A.                                                             85,700          1,522,433
                                                                                                  ---------------
CANADA - 4.2%
  Alimentation Couche Tard, Inc. Cl. B                                                  72,400          1,576,342
  Cryptologic, Inc.                                                                     80,100          2,065,779
  Eldorado Gold Corp.*                                                                 329,100          1,591,054
  IPSCO, Inc.                                                                           23,400          2,427,454
                                                                                                  ---------------
                                                                                                        7,660,629
                                                                                                  ---------------
DENMARK - 1.7%
  Jyske Bank*                                                                           55,450          3,048,309
                                                                                                  ---------------
FINLAND - 3.0%
  Cargotec Corp. Cl. B                                                                  43,700          1,787,464
  YIT OYJ (YIT)                                                                        132,100          3,577,685
                                                                                                  ---------------
                                                                                                        5,365,149
                                                                                                  ---------------
FRANCE - 4.8%
  Gemplus International S.A.*                                                          666,911          2,058,009
  Neopost S.A.                                                                          27,874          3,025,735
  Nexans S.A.                                                                           25,932          2,016,269
  SR Teleperformance*                                                                   45,016          1,650,626
                                                                                                  ---------------
                                                                                                        8,750,639
                                                                                                  ---------------
GERMANY - 13.4%
  Aareal Bank AG##                                                                      77,664          3,616,546
  ADVA AG Optical Networking*,##                                                       104,247          1,204,776
  Heidelberger Druckmaschinen AG                                                        60,116          2,648,077
  IKB Deutsche Industriebank AG                                                         47,383          1,740,859
  Interhyp AG*,##                                                                       23,000          2,551,492
  IVG Immobilien AG                                                                     66,137          1,985,686
  QSC AG                                                                               274,081          1,684,930
  Schwarz Pharma AG                                                                     26,867          2,157,244
  Solarworld AG                                                                         10,100          2,649,841
  Stada Arzneimittel AG                                                                 57,534          2,478,642
  Vivacon AG                                                                            37,973          1,641,442
                                                                                                  ---------------
                                                                                                       24,359,535
                                                                                                  ---------------
HONG KONG - 1.9%
  Hengan International Group Co., Ltd.                                                 720,000          1,141,259
  Melco International Development                                                    1,126,000          2,321,694
                                                                                                  ---------------
                                                                                                        3,462,953
                                                                                                  ---------------
INDIA - 1.1%
  Satyam Computer Services, Ltd. - ADR                                                  44,800          1,960,448
                                                                                                  ---------------
INDONESIA - 2.2%
  Bakrie & Brothers Tbk PT                                                          99,528,000          1,861,974
  United Tractors Tbk PT                                                             4,120,000          2,040,277
                                                                                                  ---------------
                                                                                                        3,902,251
                                                                                                  ---------------
IRELAND - 2.5%
  FBD Holdings PLC                                                                      32,455          1,549,415
  Kingspan Group PLC                                                                   198,658          3,021,903
                                                                                                  ---------------
                                                                                                        4,571,318
                                                                                                  ---------------
ITALY - 2.4%
  Buzzi Unicem SpA##                                                                    49,015          1,166,736
  Davide Campari-Milano SpA                                                            200,310          1,762,285
  Fastweb                                                                               27,044          1,378,147
                                                                                                  ---------------
                                                                                                        4,307,168
                                                                                                  ---------------

JAPAN - 21.8%
  Disco Corp.                                                                           29,200    $     1,915,484
  Haseko Corp.*,##                                                                     453,100          1,705,029
  Hitachi Construction Machinery Co., Ltd.                                             217,700          5,719,722
  Hoosiers Corp.##                                                                         314          1,309,331
  Jafco Co., Ltd.##                                                                     20,900          1,572,947
  Japan General Estate Co., Ltd.##                                                      58,800          1,210,984
  Japan Steel Works, Ltd.                                                              383,100          2,607,249
  KK DaVinci Advisors*                                                                     542            734,978
  Komeri Co., Ltd.                                                                      40,300          1,502,839
  Mitsui Mining & Smelting Co., Ltd.                                                   242,300          1,692,137
  Neomax Co., Ltd.                                                                      57,400          1,736,740
  Pacific Management Corp.                                                                 351            963,844
  Point, Inc.                                                                           10,900            779,693
  Taiheiyo Cement Corp.                                                                355,500          1,714,378
  Takeuchi Manufacturing Co., Ltd.##                                                    85,400          3,727,519
  THK Co., Ltd.                                                                         89,300          2,860,870
  Toho Tenax Co., Ltd.*                                                                204,000          1,412,560
  Toho Titanium Co., Ltd.                                                               13,000            929,909
  Tokuyama Corp.                                                                       160,800          2,720,204
  Tokyu Land Corp.                                                                     310,400          2,767,530
                                                                                                  ---------------
                                                                                                       39,583,947
                                                                                                  ---------------
MEXICO - 2.1%
  Corp. Geo S.A. Cl. B*                                                                550,500          2,097,239
  Industrias Penoles S.A. de CV##                                                      227,800          1,798,435
                                                                                                  ---------------
                                                                                                        3,895,674
                                                                                                  ---------------
NETHERLANDS - 3.0%
  Koninklijke BAM Groep NV                                                              36,702          3,717,529
  SBM Offshore NV                                                                       16,596          1,661,922
                                                                                                  ---------------
                                                                                                        5,379,451
                                                                                                  ---------------
NORWAY - 9.3%
  APL ASA*                                                                              58,400            916,553
  Fjord Seafood ASA                                                                  1,092,400          1,329,952
  Fred Olsen Energy ASA*                                                                44,600          1,817,884
  Stolt Offshore S.A.*,##                                                              129,500          2,032,425
  Tandberg Television ASA*,##                                                          235,000          4,923,547
  TGS Nopec Geophysical Co. ASA*                                                        94,050          5,753,762
                                                                                                  ---------------
                                                                                                       16,774,123
                                                                                                  ---------------
REPUBLIC OF CHINA - 4.7%
  AAC Acoustic Technology Holdings, Ltd.*                                            2,737,800          2,557,917
  Celestial Nutrifoods, Ltd.*,##                                                     2,073,000          1,575,744
  China Fishery Group, Ltd.                                                          1,125,000          1,842,382
  FU JI Food & Catering Services Holdings, Ltd.                                        445,000            923,278
  Harbin Power Equipment Cl. H                                                       1,930,000          1,629,091
                                                                                                  ---------------
                                                                                                        8,528,412
                                                                                                  ---------------
SINGAPORE - 3.4%
  Capitaland, Ltd.                                                                     679,600          2,032,731
  Chartered Semiconductor Manufacturing, Ltd.*                                       2,891,000          2,804,975
  Singapore Petroleum Co., Ltd.                                                        412,800          1,326,552
                                                                                                  ---------------
                                                                                                        6,164,258
                                                                                                  ---------------
SOUTH KOREA - 1.4%
  Industrial Bank of Korea                                                              72,400          1,341,224
  Korea Investment Holdings Co., Ltd.                                                   31,210          1,117,798
                                                                                                  ---------------
                                                                                                        2,459,022
                                                                                                  ---------------
SPAIN - 1.4%
  Red Electrica de Espana S.A.                                                          78,021          2,513,384
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
SWEDEN - 1.0%
  Alfa Laval AB                                                                         70,300    $     1,889,712
                                                                                                  ---------------
SWITZERLAND - 3.6%
  Charles Voegele Holding AG*                                                            9,699            843,843
  Phonak Holding AG                                                                     57,458          3,262,336
  Ypsomed Holding AG*                                                                   14,601          2,437,876
                                                                                                  ---------------
                                                                                                        6,544,055
                                                                                                  ---------------
TAIWAN - 0.7%
  Yageo Corp.*                                                                       3,327,000          1,276,303
                                                                                                  ---------------
THAILAND - 1.9%
  Amata Corp. PCL - NVDR##                                                           3,141,600          1,413,498
  Siam Commercial Bank
    Public Co., Ltd.                                                                 1,210,300          2,007,054
                                                                                                  ---------------
                                                                                                        3,420,552
                                                                                                  ---------------
UNITED KINGDOM - 5.3%
  Carphone Warehouse Group PLC                                                         353,428          1,894,289
  Michael Page International PLC                                                       300,177          1,775,492
  MyTravel Group PLC Cl. A.*                                                           398,617          1,693,982
  NDS Group PLC - ADR                                                                   35,300          1,836,659
  Tullow Oil PLC                                                                       232,105          1,364,806
  Venture Production PLC*                                                               95,827          1,135,260
                                                                                                  ---------------
                                                                                                        9,700,488
-----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $134,360,289)                                                               178,260,058
-----------------------------------------------------------------------------------------------------------------

                                                                                     PRINCIPAL
                                                                                        AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 10.3%
MONEY MARKET FUNDS - 9.2%
  Boston Global Investment Trust -
    Enhanced Sleeve, 4.686%**                                                  $    16,618,898         16,618,898
                                                                                                  ---------------
TIME DEPOSITS - 1.1%
  Citibank Nassau 4.150%, 04/01/06                                                   2,051,798          2,051,798
-----------------------------------------------------------------------------------------------------------------
Total Short Term Investments (Cost: $18,670,696)                                                       18,670,696
-----------------------------------------------------------------------------------------------------------------
Total Investments - 108.6% (Cost: $153,030,985)                                                       196,930,754
-----------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (8.6%)                                                        (15,590,742)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $   181,340,012
-----------------------------------------------------------------------------------------------------------------

*  NON-INCOME PRODUCING SECURITIES.
** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM
   SECURITIES LOANS.
## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF
   03/31/06.
ADR - AMERICAN DEPOSITORY RECEIPT
NVDR - NON VOTING DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                       PERCENT OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               6.8%
Communications                                                                                                9.5
Consumer, Cyclical                                                                                            7.5
Consumer, Non-cyclical                                                                                       11.4
Diversified                                                                                                   1.3
Energy                                                                                                       10.3
Financial                                                                                                    17.4
Industrial                                                                                                   27.3
Technology                                                                                                    5.4
Utilities                                                                                                     1.4
Short Term Investments                                                                                       10.3
Liabilities in excess of other assets                                                                        (8.6)
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS OPPORTUNITIES FUND

MANAGEMENT TEAM: JOSEPH DEVINE, Portfolio Manager; VINCENT WILLYARD, CFA, Portfolio Manager; STEPHEN DERKASH, Analyst; MICHAEL J. FREDERICKS, Analyst; CHRISTOPHER A. HERRERA, Analyst; BARRY KENDALL, Analyst; FLORA KIM, Analyst; SCOTT R. WILLIAMS, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The Emerging Markets Opportunities Fund seeks to maximize long-term capital appreciation primarily through investments in countries with emerging securities markets. These markets have yet to reach a level of maturity associated with developed foreign stock markets, and are in the opinion of the Investment Adviser, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

MARKET OVERVIEW: The ongoing rally in emerging markets continued in the twelve months ending March 31, 2006, with the MSCI EM Index posting a 47.98% gain. In the past three years, the Index has skyrocketed 215.44%, surpassing by a wide margin advances in the U.S. and in developed international markets. Gains were pervasive, with the average stock in every country and sector within the index closing the fiscal year in positive territory.

Latin American equities generated the best results for the period. Colombia, the region's fifth-largest economy, outperformed other countries on falling inflation and interest rates, coupled with rapid acceleration in the materials and financials sectors.

Stocks in Europe also saw strong gains. The number-two oil producer in the world, Russia, advanced faster than other markets on rising oil revenues and improved debt ratings by Standard and Poor's.

Asian equities trailed the returns of other developing regions. Advances were hampered by higher interest rates in Thailand, Indonesia and Malaysia as central bankers battled rising consumer prices.

PERFORMANCE: The Fund's Class I shares gained 65.89% during the twelve months ended March 31, 2006. This compared favorably to the MSCI Emerging Markets Index which increased 47.98%.

PORTFOLIO SPECIFICS: The Fund produced strong results in fiscal 2005. After performing in line with the market during the first half of the year, the Fund gathered speed, and finished on March 31, 2006 with a twelve-month return well ahead of the benchmark. Outperformance was largely driven by stock selection, which was a positive factor in every sector and in most countries. The areas where the Fund saw its greatest contributions were among information technology and industrials businesses, and in Brazil and Korea.

From a stock standpoint, Brazil-based Cosan and China-based Celestial Nuitrifoods were among the Fund's best performers. As the world's biggest processor of sugar cane, Cosan continues to benefit from elevated oil prices and increasing interest in ethanol as an energy alternative. Celestial manufactures and sells soybean-based food products. Shares in the company have risen because of falling soybean prices and increasing consumer spending in China.

At year-end, our bottom-up stock selection process resulted in overweighting in the industrials and consumer discretionary sectors, and in Latin America.

MARKET OUTLOOK: We remain cautiously optimistic on the global economy and expect growth to remain on track for the balance of the year. In our opinion, developing countries continue to offer some of the best growth prospects worldwide; however, given the recent run-up in prices, we may see some short-term consolidation. Brazil's economic expansion has continued apace. The Brazilian central bank recently lowered its inflation forecast for 2006, as a stronger real helps to ease consumer price pressure. The revision prompted the new Brazilian Finance Minister, Guido Mantega, to reduce lending rates again in March. We believe some of the best opportunities in 2006 may arise in areas related to emerging market infrastructure and consumption, particularly Chinese consumption.

In both the near and long term, we remain confident that our bottom-up stock selection process will continue to uncover attractive investment opportunities for the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN EMERGING MARKETS OPPORTUNITIES FUND CLASS I AND II SHARES WITH THE MSCI EM INDEX.

                    EMERGING MARKETS
                   OPPORTUNITIES FUND
                     CLASS I SHARES            MSCI EM INDEX
3/27/2004              $ 250,000                $ 250,000
5/31/2004              $ 249,250                $ 249,200
6/30/2004              $ 249,250                $ 250,346
7/31/2004              $ 242,296                $ 245,915
8/30/2004              $ 254,193                $ 256,219
9/30/2004              $ 265,352                $ 271,029
10/31/2004             $ 274,029                $ 277,533
11/30/2004             $ 300,061                $ 303,233
12/31/2004             $ 314,734                $ 317,849
1/31/2005              $ 313,979                $ 318,866
2/28/2005              $ 339,788                $ 346,862
3/31/2005              $ 313,489                $ 324,004
4/30/2005              $ 305,557                $ 315,353
5/31/2005              $ 314,755                $ 326,453
6/30/2005              $ 325,677                $ 337,716
7/31/2005              $ 348,995                $ 361,626
8/31/2005              $ 350,251                $ 364,881
9/30/2005              $ 385,241                $ 398,888
10/31/2005             $ 364,130                $ 372,841
11/30/2005             $ 406,588                $ 403,712
12/31/2005             $ 446,474                $ 427,611
1/31/2006              $ 500,989                $ 475,632
2/28/2006              $ 504,796                $ 475,157
3/31/2006              $ 519,688                $ 479,433

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                         SINCE
                                               1 YEAR  INCEPTION
Emerging Markets Opportunities Fund Class I     65.89%     49.37%
MSCI EM Index                                   47.98%     42.27%

[CHART]

                    EMERGING MARKETS
                   OPPORTUNITIES FUND
                    CLASS II SHARES             MSCI EM INDEX
2/28/2005               $ 250,000                 $ 250,000
3/31/2005               $ 251,600                 $ 251,325
4/30/2005               $ 245,235                 $ 244,615
5/31/2005               $ 252,616                 $ 253,225
6/30/2005               $ 261,382                 $ 261,961
7/31/2005               $ 280,097                 $ 280,508
8/31/2005               $ 281,105                 $ 283,033
9/30/2005               $ 309,188                 $ 309,411
10/31/2005              $ 292,244                 $ 289,207
11/30/2005              $ 326,320                 $ 313,153
12/31/2005              $ 358,332                 $ 331,692
1/31/2006               $ 402,084                 $ 368,941
2/28/2006               $ 405,140                 $ 368,572
3/31/2006               $ 417,091                 $ 371,889

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                         SINCE
                                               1 YEAR  INCEPTION
Emerging Markets Opportunities Fund Class II    66.20%     65.52%
MSCI EM Index                                   47.98%     42.27%

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE MSCI EMERGING MARKETS ("EM") INDEX FOR THE PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI EMERGING MARKETS INDEX ("EM") IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF OVER 800 COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EMERGING COUNTRIES IN EUROPE, LATIN AMERICA, AFRICA, MIDDLE EAST AND ASIA. THE MSCI EM INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS THAT ARE NOT PURCHASABLE BY FOREIGNERS. INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     NUMBER OF
                                                                                        SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 95.0%
ARGENTINA - 1.4%
  Tenaris S.A. - ADR                                                                     2,800    $      505,876
                                                                                                  --------------
BRAZIL - 13.7%
  All America Latina Logistica S.A.                                                     11,240           693,891
  Companhia Vale do Rio Doce - ADR                                                      11,200           543,536
  Cosan SA Industria Comercio*                                                           5,100           348,678
  Cyrela Brazil Realty S.A.                                                             27,300           484,976
  Gerdau S.A. - ADR                                                                     11,700           263,484
  Localiza Rent A Car                                                                   21,400           362,812
  Lojas Renner S.A.                                                                      4,900           266,378
  Natura Cosmeticos S.A.                                                                22,500           266,401
  Petroleo Brasileiro S.A. - ADR                                                        12,100         1,032,339
  Unibanco - Uniao de Bancos Brasileiros S.A. - GDR                                      8,200           606,062
                                                                                                  --------------
                                                                                                       4,868,557
                                                                                                  --------------
EGYPT - 2.6%
  Orascom Construction - GDR 144A#                                                         610            49,961
  Orascom Construction Industries - GDR                                                  5,538           454,116
  Orascom Telecom Holding SAE                                                            7,713           424,064
                                                                                                  --------------
                                                                                                         928,141
                                                                                                  --------------
HONG KONG - 1.5%
  Hengan International Group Co., Ltd.                                                 220,000           348,718
  Hutchison Telecommunications International, Ltd.*                                    103,000           175,873
                                                                                                  --------------
                                                                                                         524,591
                                                                                                  --------------
HUNGARY - 0.9%
  Gedeon Richter Rt                                                                      1,620           326,171
                                                                                                  --------------
INDIA - 3.0%
  India Tobacco, Ltd. - GDR 144A#                                                       96,000           420,000
  Reliance Industries, Ltd. - GDR 144A#                                                  5,418           190,984
  Satyam Computer Services, Ltd. - ADR                                                  10,400           455,104
                                                                                                  --------------
                                                                                                       1,066,088
                                                                                                  --------------
INDONESIA - 7.4%
  Astra Agro Lestari Tbk PT                                                            146,500            99,956
  Bakrie & Brothers Tbk PT*                                                         24,024,500           449,451
  Perusahaan Gas Negara PT                                                             482,500           530,978
  Perusahaan Perkebunan London
    Sumatra Indonesia Tbk PT*                                                          647,500           288,585
  PT Astra International Tbk                                                           370,500           458,691
  PT Bank Niaga Tbk                                                                  3,520,000           182,062
  PT Ciputra Surya Tbk                                                               1,949,000           126,545
  United Tractors Tbk PT                                                             1,029,000           509,574
                                                                                                  --------------
                                                                                                       2,645,842
                                                                                                  --------------
ISRAEL - 1.0%
  Bank Hapoalim, Ltd.                                                                   75,051           347,860
                                                                                                  --------------
MALAYSIA - 2.5%
  Bumiputra-Commerce Holdings Berhad                                                   262,600           449,181
  IOI Corp. Berhad                                                                     122,200           441,275
                                                                                                  --------------
                                                                                                         890,456
                                                                                                  --------------
MEXICO - 5.5%
  Cemex S.A de CV - ADR                                                                  4,100           267,648
  Consorcio ARA S.A. de CV                                                              39,400           175,421
  Corp. Geo S.A. Cl. B*                                                                 83,200           316,967
  Empresas ICA S.A. Sociedad Controladora*                                              54,216           165,735
  Impulsora Del Desarrollo Y El Empleo
    en America Latina S.A. de CV*,##                                                   274,700           310,175
  Industrias Penoles S.A. de CV##                                                       72,200           570,004
  Sare Holding S.A. de CV Cl. B*                                                       125,430           142,319
                                                                                                  --------------
                                                                                                       1,948,269
                                                                                                  --------------

OMAN - 0.6%
  Bank Muscat Saog 144A - GDR#                                                          23,375    $      227,906
                                                                                                  --------------
PERU - 1.5%
  Credicorp, Ltd.                                                                        5,700           150,936
  Southern Copper Corp.##                                                                4,600           388,608
                                                                                                  --------------
                                                                                                         539,544
                                                                                                  --------------
POLAND - 1.1%
  Grupa Lotos S.A.*                                                                     24,990           389,784
                                                                                                  --------------
REPUBLIC OF CHINA - 7.8%
  AAC Acoustic Technology Holdings, Ltd.*                                              220,000           205,545
  Celestial Nutrifoods, Ltd.*                                                          848,000           644,588
  China Fishery Group, Ltd.*                                                           321,000           525,693
  China GrenTech Corp., Ltd. - ADR*                                                     10,900           186,390
  China Hongxing Sports, Ltd.*                                                         238,000           197,089
  China Shenhua Energy Co., Ltd.*                                                      113,800           199,447
  Foxconn International Holdings, Ltd.*                                                246,100           463,032
  FU JI Food & Catering Services Holdings, Ltd.                                         74,000           153,534
  Suntech Power Holdings Co., Ltd. - ADR*                                                5,200           192,348
                                                                                                  --------------
                                                                                                       2,767,666
                                                                                                  --------------
RUSSIAN FEDERATION - 3.3%
  LUKOIL - ADR                                                                           6,800           567,120
  RAO Unified Energy System - GDR                                                        3,751           256,193
  Surgutneftegaz OJSC - ADR*                                                             2,900           336,414
                                                                                                  --------------
                                                                                                       1,159,727
                                                                                                  --------------
SOUTH AFRICA - 13.6%
  Absa Group, Ltd.                                                                      18,723           352,319
  African Bank Investment, Ltd.                                                        186,857           912,991
  Ellerine Holdings, Ltd.                                                               33,666           464,208
  Impala Platinum Holdings, Ltd.                                                         1,856           350,757
  Imperial Holdings, Ltd.                                                               13,095           363,248
  Kumba Resources, Ltd.                                                                 15,551           281,303
  Naspers, Ltd. Cl. N                                                                   17,793           362,239
  Pretoria Portland Cement Co., Ltd.                                                     5,308           360,784
  Sasol, Ltd.                                                                           10,049           379,823
  Sun International, Ltd.                                                               23,965           382,927
  Wilson Bayly Holmes-Ovcon, Ltd.                                                       67,368           617,453
                                                                                                  --------------
                                                                                                       4,828,052
                                                                                                  --------------
SOUTH KOREA - 15.2%
  Cheil Industries, Inc.                                                                14,190           519,903
  Daishin Securities Co., Ltd.*                                                         15,130           315,322
  Hynix Semiconductor, Inc.*                                                            22,920           681,715
  Hyundai Engineering & Construction Co., Ltd.*                                         13,910           709,351
  Industrial Bank of Korea                                                              35,180           651,716
  Kia Motors Corp.                                                                      11,990           246,180
  Korea Investment Holdings Co., Ltd.*                                                  15,570           557,645
  Korea Zinc Co., Ltd.                                                                   2,460           192,921
  LG Electronics, Inc.                                                                   6,470           524,712
  NHN Corp.*                                                                             1,251           386,250
  Shinhan Financial Group Co., Ltd.                                                     13,710           613,786
                                                                                                  --------------
                                                                                                       5,399,501
                                                                                                  --------------
TAIWAN - 8.0%
  Advanced Semiconductor Engineering, Inc.                                             331,943           314,003
  ASE Test, Ltd.*                                                                       45,800           412,200
  Asustek Computer, Inc.                                                               141,000           382,326
  Catcher Technology Co., Ltd.                                                          45,000           404,881
  Cathay Financial Holding Co., Ltd.                                                   125,000           223,393
  Siliconware Precision Industries Co.                                                 260,871           339,613
  Topco Scientific Co., Ltd.                                                            59,000           178,342
  United Microelectronics Corp. - ADR                                                   91,700           312,697
  Yageo Corp.*                                                                         755,000           289,633
                                                                                                  --------------
                                                                                                       2,857,088
                                                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
THAILAND - 1.9%
  Amata Corp. PCL - NVDR                                                               685,700    $       308,517
  Italian-Thai Development PCL                                                       1,194,900            213,512
  Sino Thai Engineering & Construction PCL - NVDR##                                    709,500            173,293
                                                                                                  ---------------
                                                                                                          695,322
                                                                                                  ---------------
TURKEY - 1.4%
  Akcansa Cimento AS                                                                    25,210            159,261
  Turkiye Garanti Bankasi AS*                                                           90,953            337,990
                                                                                                  ---------------
                                                                                                          497,251
                                                                                                  ---------------
UNITED STATES - 1.1%
  NII Holdings, Inc.*                                                                    6,700            395,099
-----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $22,666,418)                                                                 33,808,791
-----------------------------------------------------------------------------------------------------------------

PREFERRED STOCK - 1.2%
BRAZIL - 0.7%
  Lojas Americanas S.A.                                                              6,400,000            269,817
                                                                                                  ---------------
SOUTH KOREA - 0.5%
  Hyundai Motor Co.                                                                      3,050            168,564
-----------------------------------------------------------------------------------------------------------------
Total Preferred Stock (Cost: $207,236)                                                                    438,381
-----------------------------------------------------------------------------------------------------------------

EQUITY-LINKED SECURITIES - 1.2%
INDIA - 1.2%
  Merrill Lynch Associated Cement Co. -
    7/28/06 (Cost: $215,127)                                                            24,011            421,393
                                                                                                  ---------------

                                                                                     PRINCIPAL
                                                                                        AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 6.1%
MONEY MARKET FUNDS - 3.1%
  Boston Global Investment Trust -
    Enhanced Sleeve, 4.686%**                                                  $     1,114,375          1,114,375
                                                                                                  ---------------
TIME DEPOSITS - 3.0%
  Wachovia Bank - Grand Cayman
    4.150%, 04/01/06                                                                 1,057,233          1,057,233
-----------------------------------------------------------------------------------------------------------------
Total Short Term Investments (Cost: $2,171,608)                                                         2,171,608
-----------------------------------------------------------------------------------------------------------------
Total Investments - 103.5% (Cost: $25,260,389)                                                         36,840,173
-----------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (3.5%)                                                         (1,234,656)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $    35,605,517
-----------------------------------------------------------------------------------------------------------------

*  NON-INCOME PRODUCING SECURITIES.
** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM
   SECURITIES LOANS.
# 144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT MARCH 31, 2006 WAS $888,851 OR 2.50% OF NET ASSETS.
## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF
   03/31/06.
ADR - AMERICAN DEPOSITORY RECEIPT
GDR - GLOBAL DEPOSITORY RECEIPT
NVDR - NON VOTING DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                       PERCENT OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               9.2%
Communications                                                                                                6.7
Consumer, Cyclical                                                                                            7.8
Consumer, Non-cyclical                                                                                       11.9
Diversified                                                                                                   2.3
Energy                                                                                                        8.7
Financial                                                                                                    19.7
Industrial                                                                                                   21.8
Technology                                                                                                    7.1
Utilities                                                                                                     2.2
Short Term Investments                                                                                        6.1
Liabilities in excess of other assets                                                                        (3.5)
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL SYSTEMATIC FUND

MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Portfolio Manager and Chief Investment Officer; STEVEN TAEL, PH.D., Portfolio Manager; CHRISTOPHER J. HUFFMAN, Analyst

GOAL: The International Systematic Fund seeks to maximize long-term capital appreciation through investments primarily in companies located in the developed countries represented in the MSCI EAFE Index. The Investment Adviser identifies investment opportunities using a quantitative model that integrates stock, sector, country and currency selection decisions.

MARKET OVERVIEW: Stocks in developed foreign countries posted solid advances from July 6, 2005 (the inception date of the Fund) through March 31, 2006. During the period, investors brushed aside terrorist attacks in London, skyrocketing oil prices and policy firming in Europe and Asia. Instead, attention was focused on several positive developments which included:

  - The landslide reelection of Japanese Prime Minister Koizumi, and reemergence of inflation in a country long-beleaguered by falling prices

  - A brisk pace of merger and acquisition activity in Europe and surging business and consumer confidence

  - China's revaluation of the yuan, which was viewed as a first step toward correcting ongoing global trade imbalances

Stock advances were broad-based, with the large majority of sectors in the MSCI EAFE Index advancing. From a country standpoint, every market registered double-digit gains except for New Zealand, where share prices fell. Mounting inflation and record low unemployment prompted the island-country's top central banker to suggest he was prepared to raise interest rates "in a way that really hurts" in an effort to slow an overheating economy.

PERFORMANCE: From its July 6, 2005 inception through March 31, 2006, the Fund's Class I shares rose 38.92%, outperforming the MSCI EAFE Index which gained 26.85% over the same period.

PORTFOLIO SPECIFICS: The Fund outperformed its benchmark for every quarter of fiscal 2005, including more than 450 basis points of excess return generated during the three months to March 31, 2006. Effective stock selection drove the Fund's strong results. Management's positive impact was widespread, but most notable in positions taken in Japan, France and England, and in the materials and industrials sectors.

Vallourec was among the strongest-contributing stocks in the Fund. Shares of the French steel tubing producer surged more than 200% during the year, driven by growing demand for its products from the energy and power generation markets. Japanese-based Sumitomo Metal was another major contributor, after the company raised guidance amid improved pricing and increased demand for steel piping.

The Fund realized very strong returns for the year; nonetheless, there were areas of weakness. Holdings in Singapore and Ireland underperformed the benchmark, as did stock picks in the health care and financials sectors.

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the MSCI EAFE Index in both up and down markets.

We are confident that our proprietary stock-selection model, in conjunction with our risk-controlled approach to portfolio construction, will continue to add value to the benchmark over time.

INTERNATIONAL SYSTEMATIC FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 100.6%
AUSTRALIA - 5.2%
  Broken Hill Proprietary, Ltd.                                                $         2,300    $        45,920
  Lihir Gold, Ltd.*                                                                     18,000             34,269
  Macquarie Airports                                                                    27,900             67,043
  Oxiana, Ltd.*                                                                         29,000             55,418
  Rio Tinto, Ltd.                                                                          700             39,357
                                                                                                  ---------------
                                                                                                          242,007
                                                                                                  ---------------
AUSTRIA - 1.1%
  IMMOFINANZ Immobilien Anlagen AG*                                                      2,100             21,754
  Voestalpine AG                                                                           200             27,945
                                                                                                  ---------------
                                                                                                           49,699
                                                                                                  ---------------
BELGIUM - 6.8%
  Compagnie Maritime Belge S.A.                                                            200              5,981
  Fortis                                                                                 1,200             42,752
  Fortis                                                                                 3,200            114,161
  Groupe Bruxelles Lambert S.A.                                                            600             66,655
  KBC Groep NV                                                                             800             85,775
                                                                                                  ---------------
                                                                                                          315,324
                                                                                                  ---------------
DENMARK - 1.7%
  Danske Bank A/S                                                                        1,800             66,699
  Sydbank A/S                                                                              400             12,519
                                                                                                  ---------------
                                                                                                           79,218
                                                                                                  ---------------
FINLAND - 2.1%
  Rautaruukki OYJ                                                                        2,600             95,902
                                                                                                  ---------------
FRANCE - 10.1%
  Bacou Dalloz                                                                             100             11,121
  BNP Paribas S.A.                                                                         800             74,206
  BNP Paribas S.A.*                                                                         80              7,169
  Credit Agricole S.A.                                                                     800             31,086
  Sanofi-Aventis S.A.                                                                    1,300            123,496
  Societe Generale                                                                         500             75,090
  Total S.A.                                                                               123             32,404
  Vallourec                                                                                100             96,449
  Vivendi Universal S.A.                                                                   600             20,577
                                                                                                  ---------------
                                                                                                          471,598
                                                                                                  ---------------
GERMANY - 2.9%
  Continental AG                                                                           200             21,988
  DaimlerChrysler AG                                                                       100              5,736
  Deutsche Bank AG                                                                         200             22,811
  Hannover Rueckversicherungs AG                                                           700             25,930
  Man AG                                                                                   100              6,931
  Volkswagen AG                                                                            700             52,783
                                                                                                  ---------------
                                                                                                          136,179
                                                                                                  ---------------
HONG KONG - 0.9%
  Hang Lung Group, Ltd.                                                                  3,000              6,862
  Hopewell Holdings, Ltd.                                                                3,000              8,699
  Sino Land Co.                                                                         16,000             23,093
  Solomon Systech International, Ltd.                                                   10,000              4,865
                                                                                                  ---------------
                                                                                                           43,519
                                                                                                  ---------------
ITALY - 3.9%
  Banche Popolari Unite Scpa                                                             4,200            101,703
  Capitalia SpA                                                                          8,400             69,734
  Sanpaolo IMI SpA                                                                         700             12,512
                                                                                                  ---------------
                                                                                                          183,949
                                                                                                  ---------------
JAPAN - 30.8%
  Aisin Seiki Co., Ltd.                                                        $         2,300    $        89,279
  Astellas Pharma, Inc.                                                                    700             26,519
  Canon, Inc.                                                                              600             39,613
  Denso Corp.                                                                            2,800            110,348
  Fujitsu, Ltd.                                                                          1,000              8,416
  Honda Motor Co., Ltd.                                                                  1,400             86,499
  Ibiden Co., Ltd.                                                                       1,100             55,471
  Itochu Corp.                                                                           9,000             77,117
  Japan Tobacco, Inc.                                                                       28             98,246
  JFE Holdings, Inc.                                                                       600             24,155
  Kobe Steel, Ltd.                                                                       3,000             11,365
  Koei Co., Ltd.                                                                           300              6,217
  Komatsu, Ltd.                                                                          3,000             57,081
  Marubeni Corp.                                                                         6,000             31,325
  Matsushita Electric Industrial Co., Ltd.                                               3,000             66,489
  Mitsubishi Corp.                                                                       4,000             90,855
  Mitsui & Co., Ltd.                                                                     2,000             28,850
  NGK Spark Plug Co., Ltd.                                                               2,000             46,529
  Nippon Electric Glass Co., Ltd.                                                        1,000             24,833
  Parco Co., Ltd.                                                                        2,000             24,917
  Shinko Electric Industries Co., Ltd.                                                     400             12,069
  Star Micronics Co., Ltd.                                                               1,000             16,400
  Sumitomo Corp.                                                                         3,000             42,614
  Sumitomo Metal Industries, Ltd.                                                       14,000             59,920
  Teijin, Ltd.                                                                           4,000             26,545
  Tokyo Electron, Ltd.                                                                   1,100             75,701
  Toshiba Corp.                                                                         10,000             57,971
  Toyota Motor Corp.                                                                     1,400             76,295
  Xebio Co., Ltd.                                                                        1,500             51,615
  Yaskawa Electric Corp.*                                                                1,000             11,264
                                                                                                  ---------------
                                                                                                        1,434,518
                                                                                                  ---------------
NETHERLANDS - 3.3%
  ABN AMRO Holding NV                                                                      300              8,982
  Fugro NV                                                                                 900             34,580
  Heineken NV                                                                              900             34,112
  ING Groep NV                                                                             700             27,616
  USG People NV                                                                            700             50,614
                                                                                                  ---------------
                                                                                                          155,904
                                                                                                  ---------------
NORWAY - 0.9%
  DNB NOR ASA                                                                            3,000             40,341
                                                                                                  ---------------
REPUBLIC OF CHINA - 0.3%
  TPV Technology, Ltd.                                                                  12,000             13,222
                                                                                                  ---------------
SINGAPORE - 1.1%
  Jardine Cycle & Carriage, Ltd.                                                         1,000              6,860
  SembCorp Marine, Ltd.                                                                 18,000             31,703
  Starhub, Ltd.                                                                          9,000             12,069
                                                                                                  ---------------
                                                                                                           50,632
                                                                                                  ---------------
SPAIN - 3.5%
  ACS, Actividades de Construccion y Servicios, S.A                                        900             34,918
  Banco Bilbao Vizcaya Argentaria S.A                                                    2,500             52,097
  Banco Santander Central Hispano S.A                                                    1,300             18,957
  Fadesa Inmobiliaria S.A.*                                                                700             25,201
  Gestevision Tecinco S.A                                                                  400              9,976
  Telefonica S.A                                                                         1,300             20,373
                                                                                                  ---------------
                                                                                                          161,522
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     PRINCIPAL
                                                                                        AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------
SWEDEN - 2.1%
  Nordea AB                                                                    $         2,000    $        24,699
  Svenska Handelsbanken AB Cl. A                                                         2,700             75,003
                                                                                                  ---------------
                                                                                                           99,702
                                                                                                  ---------------
SWITZERLAND - 5.1%
  Credit Suisse Group                                                                      700             39,182
  Georg Fischer AG*                                                                         53             23,563
  Nestle S.A.                                                                               23              6,811
  Novartis AG                                                                              600             33,286
  Roche Holding AG                                                                         224             33,270
  Swiss Reinsurance                                                                        200             13,942
  UBS AG                                                                                   500             54,788
  Zurich Financial Services AG*                                                            142             33,277
                                                                                                  ---------------
                                                                                                          238,119
                                                                                                  ---------------
UNITED KINGDOM - 18.8%
  AstraZeneca PLC                                                                          540             27,163
  Aviva PLC                                                                                900             12,481
  BAE Systems PLC                                                                        3,400             24,814
  Barrat Developments PLC                                                                  500              9,184
  BHP Billiton, Ltd.                                                                     4,400             80,251
  BP PLC                                                                                 3,900             44,715
  British American Tobacco PLC                                                           1,500             36,269
  British Energy Group PLC*                                                              2,200             24,804
  Cookson Group PLC*                                                                     1,700             15,245
  First Choice Holidays PLC                                                              4,000             14,934
  GlaxoSmithKline PLC                                                                    6,100            159,240
  HBOS PLC                                                                               1,800             30,004
  HSBC Holdings PLC                                                                      1,100             18,412
  Lonmin PLC                                                                               800             36,953
  Marks & Spencer Group PLC                                                              3,200             30,889
  Old Mutual PLC                                                                         5,500             19,199
  Prudential PLC                                                                           600              6,947
  Rio Tinto PLC                                                                          2,100            106,435
  Rolls Royce Group PLC*                                                                 2,613             20,758
  Rolls-Royce Group PLC Cl. B                                                           49,119                 87
  Royal Bank of Scotland Group PLC                                                       1,200             38,986
  Royal Dutch Shell PLC Cl. B                                                            1,100             35,718
  Taylor Woodrow PLC                                                                     9,000             63,068
  Vodafone Group PLC                                                                    10,200             21,319
                                                                                                  ---------------
                                                                                                          877,875
-----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $3,898,392)                                                                   4,689,230
-----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.3%
ITALY - 0.3%
  Istituto Finanziario Industriale SpA*
    (Cost: $12,269)                                                                        600             12,939
-----------------------------------------------------------------------------------------------------------------
Total Investments - 100.9% (Cost: $3,910,661)                                                           4,702,169
-----------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (0.9%)                                                            (40,035)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $     4,662,134
-----------------------------------------------------------------------------------------------------------------

*  NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                    PERCENTAGE OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                              13.3%
Communications                                                                                                1.4
Consumer, Cyclical                                                                                           23.1
Consumer, Non-cyclical                                                                                       13.9
Diversified                                                                                                   1.4
Energy                                                                                                        3.2
Financial                                                                                                    30.9
Industrial                                                                                                    9.8
Technology                                                                                                    3.4
Utilities                                                                                                     0.5
Liabilities in excess of other assets                                                                        (0.9)
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL ALL CAP GROWTH FUND

MANAGEMENT TEAM: VINCENT WILLYARD, CFA, Portfolio Manager; JOSEPH DEVINE, Portfolio Manager; STEPHEN DERKASH, Analyst; MICHAEL J. FREDERICKS, Analyst; BARRY KENDALL, Analyst; FLORA KIM, Analyst; SCOTT R. WILLIAMS, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.

MARKET OVERVIEW: Between November 18, 2005 (the date the Fund was acquired) and March 31, 2006, international growth stocks saw very strong returns. The period was marked by elevated energy prices and inflation concerns, two interest rate hikes at the European Central Bank and the end of ultra-loose money at the Bank of Japan. Regardless, investors focused on positive developments which included:

  - Mounting evidence in support of Japan's economic recovery, including the first back-to-back rise in consumer prices since 1998

  - Signs that export-led growth in Europe was translating into accelerating manufacturing, improved employment and increasing consumer spending

  - The swearing in of Germany's first woman chancellor, Angela Merkel, following two months of electoral deadlock

Stock advances among developed international markets were widespread across sectors and countries. On average, industrials and financials companies saw the strongest results. From a country perspective, New Zealand notably lagged other areas, as a series of hard-hitting interest rate hikes began to cool the country's overheating economy. Portugal and Ireland saw the best results. On a comparative basis, value slightly outperformed growth.

PERFORMANCE: From its November 18, 2005 acquisition through March 31, 2006, the Fund's Class I shares rose 25.94%, outperforming the MSCI EAFE Growth Index which rose 15.39% during the same period.

PORTFOLIO SPECIFICS: The Fund significantly outpaced the benchmark for the period between the Fund's acquisition through March 31, 2006. In large part, outperformance was due to stock selection, especially in the Asia-Pacific region. For example, in Japan, where the Fund invested approximately 28% of its assets, the Fund outperformed the benchmark by more than 4%. Other areas where stock selection was particularly strong include the industrials, materials and financials sectors.

Among the strongest performers within the Fund were the largest independent Japanese real estate management service firm, Pacific Management; one of Brazil's largest banks, Unibanco; and TGS Nopec Geophysical, a leading Norwegian-based provider of marine seismic data to the oil and gas industry. Pacific Management benefited from rising Japanese land prices and demand for real estate services. A healthy Brazilian economy, falling interest rates and strong growth in consumer lending propelled Unibanco upward. While soaring energy prices were cause for concern among consumers and central bankers, they have been a boon to TGS which employs sound waves to map potential oil and gas fields.

The Fund generated strong results. Nonetheless, there were a few areas of relative weakness. Issue selection in the consumer staples and consumer discretionary categories, and in the United Kingdom and Egypt, generally detracted from the Fund's results.

MARKET OUTLOOK: We remain cautiously optimistic for the remainder of 2006. We view an expected end to monetary policy firming in the U.S. as generally supportive of an earnings multiple expansion, both domestically and for international markets. We continue to be upbeat on the Japanese economy as it transitions out of deflation; however, the recent run-up in prices makes effective stock selection that much more critical. The outlook for Europe, where export-led growth continues to translate into domestic spending, is also favorable.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL ALL CAP GROWTH FUND CLASS I SHARES WITH THE MSCI EAFE INDEX AND MSCI EAFE GROWTH INDEX.

                  INTERNATIONAL ALL CAP FUND CLASS I SHARES          MSCI EAFE INDEX           MSCI EAFE GROWTH INDEX
6/30/1999                          $ 250,000                            $ 250,000                    $ 250,000
7/31/1999                          $ 258,000                            $ 257,350                    $ 254,800
8/31/1999                          $ 263,753                            $ 258,431                    $ 256,354
9/30/1999                          $ 269,002                            $ 261,067                    $ 260,456
10/31/1999                         $ 292,997                            $ 270,648                    $ 274,286
11/30/1999                         $ 382,244                            $ 279,958                    $ 294,282
12/31/1999                         $ 469,510                            $ 304,931                    $ 326,976
1/31/2000                          $ 484,769                            $ 285,354                    $ 308,437
2/29/2000                          $ 630,006                            $ 292,973                    $ 325,555
3/31/2000                          $ 535,253                            $ 304,721                    $ 332,001
4/30/2000                          $ 451,486                            $ 288,906                    $ 310,222
5/31/2000                          $ 419,250                            $ 282,348                    $ 291,329
6/30/2000                          $ 446,753                            $ 293,585                    $ 301,730
7/31/2000                          $ 427,274                            $ 281,196                    $ 282,811
8/31/2000                          $ 445,006                            $ 283,755                    $ 285,922
9/30/2000                          $ 420,264                            $ 269,965                    $ 267,051
10/31/2000                         $ 385,004                            $ 263,431                    $ 254,607
11/30/2000                         $ 343,500                            $ 253,447                    $ 242,793
12/31/2000                         $ 349,855                            $ 262,343                    $ 247,260
1/31/2001                          $ 336,841                            $ 262,212                    $ 246,568
2/28/2001                          $ 307,098                            $ 242,573                    $ 221,566
3/31/2001                          $ 275,129                            $ 226,514                    $ 206,344
4/30/2001                          $ 286,657                            $ 242,393                    $ 220,603
5/31/2001                          $ 282,930                            $ 234,030                    $ 211,801
6/30/2001                          $ 271,783                            $ 224,552                    $ 201,550
7/31/2001                          $ 256,155                            $ 220,488                    $ 196,672
8/31/2001                          $ 247,241                            $ 214,953                    $ 187,724
9/30/2001                          $ 215,644                            $ 193,222                    $ 170,002
10/31/2001                         $ 225,304                            $ 198,168                    $ 176,769
11/30/2001                         $ 242,788                            $ 205,481                    $ 185,854
12/31/2001                         $ 245,022                            $ 206,713                    $ 186,932
1/31/2002                          $ 239,827                            $ 195,737                    $ 176,857
2/28/2002                          $ 236,110                            $ 197,127                    $ 179,244
3/31/2002                          $ 250,985                            $ 207,890                    $ 186,145
4/30/2002                          $ 246,517                            $ 209,387                    $ 187,225
5/31/2002                          $ 249,500                            $ 212,234                    $ 187,768
6/30/2002                          $ 242,439                            $ 203,872                    $ 182,961
7/31/2002                          $ 213,444                            $ 183,770                    $ 163,457
8/31/2002                          $ 208,620                            $ 183,403                    $ 162,231
9/30/2002                          $ 190,407                            $ 163,760                    $ 148,150
10/31/2002                         $ 191,892                            $ 172,571                    $ 156,535
11/30/2002                         $ 198,206                            $ 180,423                    $ 161,153
12/31/2002                         $ 187,423                            $ 174,360                    $ 157,446
1/31/2003                          $ 184,068                            $ 167,090                    $ 149,668
2/28/2003                          $ 181,086                            $ 163,263                    $ 146,451
3/31/2003                          $ 179,964                            $ 160,178                    $ 145,015
4/30/2003                          $ 200,408                            $ 176,067                    $ 157,733
5/31/2003                          $ 215,659                            $ 186,895                    $ 166,030
6/30/2003                          $ 219,756                            $ 191,512                    $ 168,969
7/31/2003                          $ 230,920                            $ 196,185                    $ 171,216
8/31/2003                          $ 244,683                            $ 200,952                    $ 174,349
9/30/2003                          $ 250,628                            $ 207,181                    $ 180,277
10/31/2003                         $ 271,456                            $ 220,110                    $ 190,661
11/30/2003                         $ 268,470                            $ 225,040                    $ 195,142
12/31/2003                         $ 285,947                            $ 242,638                    $ 208,567
1/31/2004                          $ 295,984                            $ 246,084                    $ 212,655
2/29/2004                          $ 298,588                            $ 251,817                    $ 216,717
3/31/2004                          $ 304,530                            $ 253,328                    $ 216,955
4/30/2004                          $ 294,481                            $ 247,806                    $ 211,727
5/31/2004                          $ 289,651                            $ 248,871                    $ 211,473
6/30/2004                          $ 293,735                            $ 254,421                    $ 214,222
7/31/2004                          $ 281,105                            $ 246,203                    $ 205,546
8/30/2004                          $ 281,105                            $ 247,336                    $ 205,792
9/30/2004                          $ 291,899                            $ 253,841                    $ 210,896
10/31/2004                         $ 298,584                            $ 262,522                    $ 217,961
11/30/2004                         $ 324,978                            $ 280,531                    $ 233,044
12/31/2004                         $ 336,450                            $ 292,846                    $ 242,925
1/31/2005                          $ 331,975                            $ 287,487                    $ 237,338
2/28/2005                          $ 352,126                            $ 299,964                    $ 246,902
3/31/2005                          $ 339,062                            $ 292,555                    $ 240,952
4/30/2005                          $ 326,381                            $ 286,002                    $ 236,495
5/31/2005                          $ 330,494                            $ 286,431                    $ 237,370
6/30/2005                          $ 338,327                            $ 290,355                    $ 239,340
7/31/2005                          $ 353,281                            $ 299,269                    $ 246,640
8/31/2005                          $ 368,966                            $ 306,930                    $ 253,743
9/30/2005                          $ 389,887                            $ 320,650                    $ 264,476
10/31/2005                         $ 373,083                            $ 311,319                    $ 257,256
11/30/2005                         $ 393,154                            $ 319,009                    $ 262,144
12/31/2005                         $ 428,656                            $ 333,874                    $ 276,037
1/31/2006                          $ 462,649                            $ 354,408                    $ 293,069
2/28/2006                          $ 460,428                            $ 353,699                    $ 289,787
3/31/2006                          $ 485,844                            $ 365,512                    $ 301,146

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                                     SINCE
                                               1 YEAR   5 YEARS    INCEPTION
International All Cap Growth Fund Class I       43.28%    12.03%       10.33%
MSCI EAFE Index                                 24.94%    10.04%        5.79%
MSCI EAFE Growth Index                          24.98%     7.86%        2.79%

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE MSCI EAFE INDEX AND THE MSCI EAFE GROWTH INDEX FOR THE PERIODS INDICATED. PERFORMANCE IS SHOWN FOR CLASS I SHARES ONLY. THE FUND'S CLASS II SHARES HAVE LESS THAN A YEAR'S PERFORMANCE. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

ON NOVEMBER 18, 2005, THE FUND BECAME THE SUCCESSOR ENTITY TO THE NICHOLAS-APPLEGATE INTERNATIONAL ALL CAP GROWTH FUND, A SERIES OF THE PROFESSIONALLY MANAGED PORTFOLIOS ("ACQUIRED FUND"). THE ACQUIRED FUND TRANSFERRED ALL OF ITS ASSETS AND LIABILITIES IN EXCHANGE FOR SHARES OF THE FUND, AND THE INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS OF THE FUND ARE SUBSTANTIALLY SIMILAR TO THOSE OF THE ACQUIRED FUND. THE PERFORMANCE SHOWN ABOVE INCLUDES THE HISTORICAL PERFORMANCE OF THE ACQUIRED FUND FROM JUNE 30, 1999 TO NOVEMBER 18, 2005.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX ("MSCI EAFE") IS AN UNMANAGED INDEX THAT IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. IT CONSISTS OF THE TOP 50% OF THE MSCI EAFE, THOSE COMPANIES WITH THE HIGHEST PRICE/BOOK VALUE RATIO. THE MSCI EAFE GROWTH INDEX IS AN UNMANAGED INDEX THAT IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. IT CONSISTS OF THE TOP 50% OF THE MSCI EAFE, THOSE COMPANIES WITH THE HIGHEST PRICE/BOOK VALUE RATIO. THE MSCI EAFE INDEX CONSISTS OF APPROXIMATELY 900 COMPANIES WITH AVERAGE MARKET CAPITALIZATION OF U.S. $8.7 BILLION. ITS WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATION OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEXES DIFFER FROM THE FUND IN COMPOSITION, DO NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDE REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY INTO AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

INTERNATIONAL ALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK - 98.9%
AUSTRALIA - 2.2%
  Rio Tinto, Ltd.                                                                        3,898    $       219,161
  Zinifex, Ltd.                                                                         32,777            222,965
                                                                                                  ---------------
                                                                                                          442,126
                                                                                                  ---------------
BELGIUM - 0.7%
  KBC Groep NV                                                                           1,306            140,028
                                                                                                  ---------------
BRAZIL - 1.0%
  Cyrela Brazil Realty S.A. - ADR                                                        1,200            213,231
                                                                                                  ---------------
CANADA - 2.6%
  Cryptologic, Inc.                                                                      9,500            245,005
  Eldorado Gold Corp.*                                                                  39,100            189,031
  Talisman Energy, Inc.                                                                  1,700             90,377
                                                                                                  ---------------
                                                                                                          524,413
                                                                                                  ---------------
EGYPT - 0.4%
  Orascom Construction - GDR 144A#                                                         258             21,131
  Orascom Construction Industries - GDR                                                    755             61,910
                                                                                                  ---------------
                                                                                                           83,041
                                                                                                  ---------------
FINLAND - 2.2%
  YIT OYJ (YIT)                                                                         16,300            441,455
                                                                                                  ---------------
FRANCE - 8.5%
  Alstom RGPT*                                                                           3,075            257,508
  Sanofi-Aventis S.A.                                                                    2,178            206,903
  STMicroelectronics NV                                                                  9,400            172,866
  Total S.A.- ADR                                                                        2,730            359,623
  Vallourec                                                                                316            304,779
  Veolia Environnement                                                                   7,987            442,968
                                                                                                  ---------------
                                                                                                        1,744,647
                                                                                                  ---------------
GERMANY - 12.5%
  Commerzbank AG                                                                        15,743            626,410
  Deutsche Postbank AG                                                                   2,817            204,130
  Hugo Boss AG                                                                             827             35,208
  Hypo Real Estate Holding AG                                                            7,460            510,698
  IVG Immobilien AG                                                                      8,185            245,745
  Puma AG Rudolf Dassler Sport*                                                            538            203,430
  Schwarz Pharma AG                                                                      2,832            227,391
  Siemens AG                                                                             2,279            212,471
  Solarworld AG                                                                          1,185            310,897
                                                                                                  ---------------
                                                                                                        2,576,380
                                                                                                  ---------------
GREECE - 3.2%
  National Bank of Greece S.A.                                                           6,171            289,752
  Piraeus Bank                                                                          11,910            360,322
                                                                                                  ---------------
                                                                                                          650,074
                                                                                                  ---------------
HONG KONG - 3.1%
  Cheung Kong Holdings, Ltd.                                                            20,000            211,731
  Hutchison Telecommunications
    International, Ltd.*                                                               120,000            204,901
  Melco International Development                                                      110,000            226,809
                                                                                                  ---------------
                                                                                                          643,441
                                                                                                  ---------------
INDIA - 1.0%
  Satyam Computer Services, Ltd. - ADR                                                   4,800            210,048
                                                                                                  ---------------
INDONESIA - 2.7%
  Bakrie & Brothers Tbk PT*                                                         15,483,000            289,657
  Perusahaan Gas Negara PT                                                             233,500            256,961
                                                                                                  ---------------
                                                                                                          546,618
                                                                                                  ---------------
IRELAND - 2.7%
  Anglo Irish Bank Corp. PLC                                                            12,131    $       196,716
  Kingspan Group                                                                        23,347            355,710
                                                                                                  ---------------
                                                                                                          552,426
                                                                                                  ---------------
ITALY - 1.8%
  Saipem SpA                                                                             7,553            174,488
  UniCredito Italiano SpA                                                               28,296            204,256
                                                                                                  ---------------
                                                                                                          378,744
                                                                                                  ---------------
JAPAN - 25.7%
  Fanuc, Ltd.                                                                            1,100            105,628
  Haseko Corp.*                                                                         51,900            195,301
  Jafco Co., Ltd.                                                                        2,400            180,626
  Japan Steel Works, Ltd.                                                               30,400            206,892
  Kajima Corp.                                                                          36,400            226,748
  Komatsu, Ltd.                                                                         16,400            312,043
  Mitsubishi Heavy Industries, Ltd.                                                     83,000            393,932
  Mitsubishi UFJ Financial Group, Inc.                                                      42            640,732
  Murata Manufacturing Co., Ltd.                                                         2,900            195,889
  Neomax Co., Ltd.                                                                       5,400            163,387
  Nidec Corp.                                                                            1,300            106,433
  ORIX Corp.                                                                             1,030            319,938
  Pacific Management Corp.                                                                  40            109,840
  Sumitomo Realty & Development Co., Ltd.                                               10,000            276,295
  Sumitomo Titanium Corp.                                                                  600            102,161
  Taiheiyo Cement Corp.                                                                 41,900            202,060
  Toho Tenax Co., Ltd.*                                                                 23,000            159,259
  Tokuyama Corp.                                                                        10,100            170,859
  Tokyo Electron, Ltd.                                                                   2,900            199,576
  Tokyu Land Corp.                                                                      22,000            196,152
  Toshiba Corp.                                                                         35,000            202,899
  Toyota Motor Corp.                                                                     5,200            283,380
  Yamada Denki Co., Ltd.                                                                 2,900            333,528
                                                                                                  ---------------
                                                                                                        5,283,558
                                                                                                  ---------------
MEXICO - 1.0%
  Industrias Penoles S.A. de C.V.                                                       26,500            209,212
                                                                                                  ---------------
NETHERLANDS - 3.8%
  ASM Lithography Holding NV*                                                            8,700            177,219
  Koninklijke BAM Groep NV                                                               1,933            195,793
  Koninklijke Royal Philips Electronics NV                                               6,350            213,678
  SBM Offshore NV                                                                        1,916            191,868
                                                                                                  ---------------
                                                                                                          778,558
                                                                                                  ---------------
NORWAY - 6.4%
  APL ASA*                                                                               6,800            106,722
  Fred Olsen Energy ASA*                                                                 5,100            207,875
  Tandberg Television ASA*                                                              15,730            329,563
  Telenor ASA                                                                           17,000            182,619
  TGS Nopec Geophysical Co. ASA*                                                         7,900            483,304
                                                                                                  ---------------
                                                                                                        1,310,083
                                                                                                  ---------------
PERU - 1.2%
  Southern Copper Corp.                                                                  2,900            244,992
                                                                                                  ---------------
REPUBLIC OF CHINA - 0.5%
  FU JI Food & Catering Services
    Holdings, Ltd.                                                                      51,000            105,814
                                                                                                  ---------------
SINGAPORE - 2.5%
  Capitaland, Ltd.                                                                     173,500            518,951
                                                                                                  ---------------
SOUTH KOREA - 1.5%
  Hynix Semiconductor, Inc.*                                                             5,300            157,639
  Industrial Bank of Korea                                                               8,230            152,462
                                                                                                  ---------------
                                                                                                          310,101
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     NUMBER OF
                                                                                        SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
SWEDEN - 1.9%
  Telefonaktiebolaget LM Ericsson - ADR                                                 10,480    $       395,306
                                                                                                  ---------------
SWITZERLAND - 4.6%
  ABB, Ltd.*                                                                            36,251            456,310
  Roche Holding AG                                                                       1,733            257,394
  UBS AG                                                                                 2,199            240,959
                                                                                                  ---------------
                                                                                                          954,663
                                                                                                  ---------------
THAILAND - 1.6%
  Siam Commercial Bank Public Co., Ltd.                                                193,800            321,381
                                                                                                  ---------------
UNITED KINGDOM - 3.6%
  AstraZeneca PLC - ADR                                                                  3,590            180,326
  Barclays PLC                                                                          33,450            390,769
  Diageo PLC                                                                            11,131            175,020
                                                                                                  ---------------
                                                                                                          746,115
-----------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost: $15,246,004)                                                                 20,325,406
-----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.7%
GERMANY - 0.7%
  Hugo Boss AG
    (Cost: $111,056)                                                                     3,273            137,639
-----------------------------------------------------------------------------------------------------------------

                                                                                     PRINCIPAL
                                                                                        AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 0.9%
TIME DEPOSITS - 0.9%
  Citibank Nassau
    4.200%, 04/01/06 (Cost: $194,099)                                            $     194,099            194,099
-----------------------------------------------------------------------------------------------------------------
Total Investments - 100.5% (Cost: $15,551,159)                                                         20,657,144
-----------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (0.5%)                                                            (95,113)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $    20,562,031
-----------------------------------------------------------------------------------------------------------------

*  NON-INCOME PRODUCING SECURITIES.
# 144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT MARCH 31, 2006 WAS $21,131 OR 0.10% OF NET ASSETS.
ADR - AMERICAN DEPOSITORY RECEIPT
GDR - GLOBAL DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                    PERCENTAGE OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               6.6%
Communications                                                                                                6.7
Consumer, Cyclical                                                                                            6.5
Consumer, Non-cyclical                                                                                        5.6
Diversified                                                                                                   1.1
Energy                                                                                                        9.4
Financial                                                                                                    31.9
Industrial                                                                                                   23.9
Technology                                                                                                    4.5
Utilities                                                                                                     3.4
Short Term Investments                                                                                        0.9
Liabilities in excess of other assets                                                                        (0.5)
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. HIGH YIELD BOND FUND

MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Portfolio Manager; JUSTIN KASS, CFA, Portfolio Manager; WILLIAM L. STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; ELIZABETH LEMESEVSKI, Analyst; JOANNA WILLARS, Analyst; NICOLE D. LARRABEE, Fixed Income Trading Assistant

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. High Yield Bond Fund seeks to deliver total return via high current income and capital growth from a diversified portfolio consisting primarily of lower-rated U.S. corporate fixed-income securities.

MARKET OVERVIEW: The high-yield bond market accelerated in 2005, generating solid returns in the twelve months ended March 31, 2006. The Merrill Lynch High Yield II Master Index advanced 7.23% for the period, trailing the 11.72% gain in the S&P 500 Index.

On a month-to-month basis, market performance was volatile. The fiscal year began on a downbeat, based on tepid economic data and growing uncertainty regarding Detroit's auto industry. In May, investor concerns were realized, and the debt of both Ford and General Motors was cut to junk status. Perhaps relieved by the expected action, the high yield market advanced.

Rising interest rates and company-specific credit events weighed on high yield bonds in the fall, but as the holidays approached, advances in forest products and aerospace issues brought investors gains. The high yield market continued to accelerate into the New Year, propelled by gains among lower-quality issues.

The best-performing industries during the first six months of fiscal 2005 included energy, telecommunications and steel. Airlines and automotive-related businesses underperformed in the first half, but rebounded strongly during the final six months of the year. Credit upgrades slightly exceeded credit downgrades by the rating agencies during the year.

PERFORMANCE: During the twelve months ended March 31, 2006, the Fund's Class I shares rose 7.40%, outperforming the Merrill Lynch High Yield Master Index, which rose 7.23%.

PORTFOLIO SPECIFICS: The Fund outpaced the benchmark for the full fiscal year. The Fund experienced a number of issuer upgrades over the course of the year, including twenty-four positive rating actions across a range of different industries during the six months to March 31, 2006. We continued to be rewarded for our credit research.

Equally important to long-term performance, the Fund experienced just three downgrades. There were no significant negative performers for the period.

MARKET OUTLOOK: We believe the high-yield market remains a compelling area of investment compared to other fixed-income alternatives. The economy remains healthy, corporate balance sheets are solid and defaults are low. While the prospect of further interest rate hikes could weigh on returns, high-yield spreads versus Treasuries should not widen materially given this positive fundamental backdrop.

Of course, the long-term driver of total return in a high-yield portfolio is company fundamentals. As such, we continue to build the Fund one security at a time, performing rigorous credit analysis to identify companies that are capitalizing on change.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. HIGH YIELD BOND FUND CLASS I AND II SHARES WITH THE MERRILL LYNCH HIGH YIELD MASTER II INDEX.

                           U.S. HIGH YIELD BOND FUND CLASS I SHARES        MERRILL LYNCH HIGH YIELD MASTER II INDEX
7/31/1996                                  $ 250,000                                      $ 250,000
8/31/1996                                  $ 256,780                                      $ 253,100
9/30/1996                                  $ 265,702                                      $ 258,997
10/31/1996                                 $ 268,927                                      $ 261,251
11/30/1996                                 $ 273,926                                      $ 266,502
12/31/1996                                 $ 278,314                                      $ 268,714
1/31/1997                                  $ 283,685                                      $ 270,729
2/28/1997                                  $ 289,776                                      $ 274,898
3/31/1997                                  $ 284,740                                      $ 271,132
4/30/1997                                  $ 285,969                                      $ 274,603
5/31/1997                                  $ 298,355                                      $ 280,397
6/30/1997                                  $ 305,705                                      $ 284,743
7/31/1997                                  $ 315,198                                      $ 292,289
8/31/1997                                  $ 318,279                                      $ 291,938
9/30/1997                                  $ 331,438                                      $ 297,193
10/31/1997                                 $ 332,537                                      $ 298,708
11/30/1997                                 $ 336,209                                      $ 301,516
12/31/1997                                 $ 337,882                                      $ 304,411
1/31/1998                                  $ 349,162                                      $ 309,251
2/28/1998                                  $ 353,474                                      $ 310,519
3/31/1998                                  $ 357,326                                      $ 313,469
4/30/1998                                  $ 360,503                                      $ 314,817
5/31/1998                                  $ 361,564                                      $ 316,706
6/30/1998                                  $ 363,444                                      $ 318,352
7/31/1998                                  $ 366,798                                      $ 320,390
8/31/1998                                  $ 346,504                                      $ 304,210
9/30/1998                                  $ 338,199                                      $ 305,001
10/31/1998                                 $ 329,809                                      $ 298,474
11/30/1998                                 $ 349,778                                      $ 313,965
12/31/1998                                 $ 353,159                                      $ 313,400
1/31/1999                                  $ 361,234                                      $ 317,631
2/28/1999                                  $ 360,705                                      $ 315,471
3/31/1999                                  $ 363,377                                      $ 319,130
4/30/1999                                  $ 374,002                                      $ 324,970
5/31/1999                                  $ 369,987                                      $ 321,981
6/30/1999                                  $ 372,230                                      $ 321,176
7/31/1999                                  $ 374,483                                      $ 321,593
8/31/1999                                  $ 371,599                                      $ 318,184
9/30/1999                                  $ 371,449                                      $ 316,912
10/31/1999                                 $ 372,224                                      $ 315,200
11/30/1999                                 $ 380,164                                      $ 319,298
12/31/1999                                 $ 386,897                                      $ 321,214
1/31/2000                                  $ 387,057                                      $ 319,993
2/29/2000                                  $ 390,727                                      $ 320,665
3/31/2000                                  $ 386,070                                      $ 315,951
4/30/2000                                  $ 389,146                                      $ 315,951
5/31/2000                                  $ 385,409                                      $ 311,970
6/30/2000                                  $ 395,091                                      $ 317,991
7/31/2000                                  $ 397,567                                      $ 319,708
8/31/2000                                  $ 397,746                                      $ 322,842
9/30/2000                                  $ 391,185                                      $ 320,065
10/31/2000                                 $ 380,829                                      $ 309,887
11/30/2000                                 $ 363,795                                      $ 297,987
12/31/2000                                 $ 373,720                                      $ 304,782
1/31/2001                                  $ 395,712                                      $ 324,074
2/28/2001                                  $ 400,493                                      $ 329,000
3/31/2001                                  $ 389,078                                      $ 322,420
4/30/2001                                  $ 385,667                                      $ 318,035
5/31/2001                                  $ 388,021                                      $ 323,633
6/30/2001                                  $ 378,357                                      $ 315,121
7/31/2001                                  $ 383,154                                      $ 320,226
8/31/2001                                  $ 385,571                                      $ 322,756
9/30/2001                                  $ 362,546                                      $ 300,453
10/31/2001                                 $ 375,106                                      $ 310,068
11/30/2001                                 $ 387,099                                      $ 320,982
12/31/2001                                 $ 384,991                                      $ 318,447
1/31/2002                                  $ 385,179                                      $ 320,198
2/28/2002                                  $ 383,435                                      $ 315,971
3/31/2002                                  $ 390,696                                      $ 323,934
4/30/2002                                  $ 395,842                                      $ 329,117
5/31/2002                                  $ 395,842                                      $ 326,583
6/30/2002                                  $ 384,206                                      $ 301,305
7/31/2002                                  $ 380,163                                      $ 289,614
8/31/2002                                  $ 385,460                                      $ 296,855
9/30/2002                                  $ 380,946                                      $ 292,224
10/31/2002                                 $ 381,201                                      $ 289,769
11/30/2002                                 $ 400,056                                      $ 307,880
12/31/2002                                 $ 400,266                                      $ 312,375
1/31/2003                                  $ 402,378                                      $ 321,746
2/28/2003                                  $ 405,796                                      $ 326,090
3/31/2003                                  $ 416,531                                      $ 334,698
4/30/2003                                  $ 435,321                                      $ 354,144
5/31/2003                                  $ 435,110                                      $ 358,217
6/30/2003                                  $ 448,232                                      $ 368,247
7/31/2003                                  $ 446,464                                      $ 363,239
8/31/2003                                  $ 450,461                                      $ 367,888
9/30/2003                                  $ 460,276                                      $ 377,858
10/31/2003                                 $ 468,138                                      $ 385,680
11/30/2003                                 $ 471,537                                      $ 391,002
12/31/2003                                 $ 482,499                                      $ 400,269
1/31/2004                                  $ 487,775                                      $ 406,753
2/29/2004                                  $ 484,768                                      $ 406,306
3/31/2004                                  $ 485,937                                      $ 409,028
4/30/2004                                  $ 485,699                                      $ 406,329
5/31/2004                                  $ 478,128                                      $ 399,949
6/30/2004                                  $ 483,852                                      $ 405,748
7/31/2004                                  $ 488,168                                      $ 411,226
8/30/2004                                  $ 495,902                                      $ 418,710
9/30/2004                                  $ 502,722                                      $ 424,530
10/31/2004                                 $ 511,067                                      $ 432,724
11/30/2004                                 $ 515,206                                      $ 437,224
12/31/2004                                 $ 521,647                                      $ 443,826
1/31/2005                                  $ 521,542                                      $ 443,383
2/28/2005                                  $ 526,445                                      $ 449,723
3/31/2005                                  $ 512,125                                      $ 437,445
4/30/2005                                  $ 507,926                                      $ 432,765
5/31/2005                                  $ 516,916                                      $ 440,511
6/30/2005                                  $ 524,825                                      $ 448,881
7/31/2005                                  $ 532,750                                      $ 455,928
8/31/2005                                  $ 533,922                                      $ 457,570
9/30/2005                                  $ 531,946                                      $ 452,994
10/31/2005                                 $ 529,446                                      $ 449,687
11/30/2005                                 $ 533,841                                      $ 451,846
12/31/2005                                 $ 539,339                                      $ 455,957
1/31/2006                                  $ 544,355                                      $ 463,162
2/28/2006                                  $ 548,819                                      $ 466,080
3/31/2006                                  $ 550,026                                      $ 469,016

ANNUALIZED TOTAL RETURNS As of 3/31/06

                                                               SINCE
                                      1 YEAR     5 YEARS     INCEPTION
U.S. High Yield Bond Fund Class I       7.40%       7.17%         8.50%
Merrill Lynch High Yield
 Master II Index                        7.23%       7.79%         6.59%

[CHART]

                 U.S. HIGH YIELD BOND       MERRILL LYNCH HIGH
                 FUND CLASS II SHARES     YIELD MASTER II INDEX
6/30/2003               $ 250,000               $ 250,000
7/31/2003               $ 249,025               $ 246,600
8/31/2003               $ 251,189               $ 249,756
9/30/2003               $ 256,685               $ 256,525
10/31/2003              $ 261,087               $ 261,835
11/30/2003              $ 262,741               $ 265,448
12/31/2003              $ 268,868               $ 271,739
1/31/2004               $ 272,084               $ 276,142
2/29/2004               $ 270,418               $ 275,838
3/31/2004               $ 271,082               $ 277,686
4/30/2004               $ 270,696               $ 275,853
5/31/2004               $ 266,480               $ 271,522
6/30/2004               $ 269,688               $ 275,459
7/31/2004               $ 272,110               $ 279,178
8/30/2004               $ 276,441               $ 284,259
9/30/2004               $ 280,283               $ 288,210
10/31/2004              $ 285,693               $ 293,773
11/30/2004              $ 288,664               $ 296,828
12/31/2004              $ 293,023               $ 301,310
1/31/2005               $ 292,730               $ 301,009
2/28/2005               $ 296,916               $ 305,313
3/31/2005               $ 288,810               $ 296,978
4/30/2005               $ 285,720               $ 293,801
5/31/2005               $ 290,834               $ 299,060
6/30/2005               $ 296,360               $ 304,742
7/31/2005               $ 301,013               $ 309,526
8/31/2005               $ 302,096               $ 310,640
9/30/2005               $ 299,075               $ 307,534
10/31/2005              $ 296,892               $ 305,289
11/30/2005              $ 298,317               $ 306,754
12/31/2005              $ 301,032               $ 309,546
1/31/2006               $ 305,788               $ 314,437
2/28/2006               $ 307,715               $ 316,418
3/31/2006               $ 309,653               $ 318,411

ANNUALIZED TOTAL RETURNS As of 3/31/2006

                                                            SINCE
                                      1 YEAR   5 YEARS    INCEPTION
U.S. High Yield Bond Fund Class II      7.48%     7.18%        8.50%
Merrill Lynch High Yield
 Master II Index                        7.23%     7.79%        6.59%

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE MERRILL LYNCH HIGH YIELD MASTER II INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED INDEX CONSISTING OF U.S. DOLLAR DENOMINATED BONDS THAT ARE ISSUED IN COUNTRIES HAVING A BBB3 OR HIGHER DEBT RATING WITH AT LEAST ONE YEAR REMAINING TILL MATURITY. ALL BONDS MUST HAVE A CREDIT RATING BELOW INVESTMENT GRADE BUT NOT IN DEFAULT.

THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED INCOME AND DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                                     PRINCIPAL
                                                                                        AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 89.5%
ADVERTISING SERVICES - 1.5%
  RH Donnelley Corp. 144A#
    8.875%, 01/15/16                                                           $     1,755,000    $     1,825,200
                                                                                                  ---------------
AEROSPACE/DEFENSE-EQUIPMENT - 1.5%
  BE Aerospace, Inc. Cl. B
    8.875%, 05/01/11                                                                 1,780,000          1,851,200
                                                                                                  ---------------
APPAREL MANUFACTURERS - 6.0%
  Levi Strauss & Co.
    9.750%, 01/15/15                                                                 1,235,000          1,299,838
  Oxford Industries, Inc.
    8.875%, 06/01/11                                                                 2,190,000          2,255,700
  Phillips-Van Heusen Corp.
    8.125%, 05/01/13                                                                 1,835,000          1,945,100
  Quiksilver, Inc.
    6.875%, 04/15/15                                                                 1,965,000          1,910,963
                                                                                                  ---------------
                                                                                                        7,411,601
                                                                                                  ---------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 1.3%
  Tenneco, Inc.
    8.625%, 11/15/14                                                                 1,595,000          1,595,000
                                                                                                  ---------------
AUTO-CARS/LIGHT TRUCKS - 0.5%
  Ford Motor Co.
    7.450%, 07/16/31                                                                   905,000            671,962
                                                                                                  ---------------
BUILDING-RESIDENTIAL/COMMERCIAL - 0.7%
  William Lyon Homes, Inc.
    10.750%, 04/01/13                                                                  845,000            851,337
                                                                                                  ---------------
CABLE TV - 4.8%
  CCH I LLC
    11.000%, 10/01/15                                                                1,050,000            872,812
  Echostar DBS Corp. 144A#
    7.125%, 02/01/16                                                                 1,755,000          1,726,481
  LodgeNet Entertainment Corp.
    9.500%, 06/15/13                                                                 2,000,000          2,160,000
  MediaCom LLC
    9.500%, 01/15/13                                                                 1,160,000          1,148,400
                                                                                                  ---------------
                                                                                                        5,907,693
                                                                                                  ---------------
CASINO HOTELS - 2.3%
  Caesars Entertainment
    8.875%, 09/15/08                                                                 1,250,000          1,337,500
  Wynn Las Vegas LLC
    6.625%, 12/01/14                                                                 1,590,000          1,544,288
                                                                                                  ---------------
                                                                                                        2,881,788
                                                                                                  ---------------
CELLULAR TELECOMMUNICATIONS - 1.3%
  Nextel Partners, Inc.
    8.125%, 07/01/11                                                                 1,535,000          1,623,263
                                                                                                  ---------------
CHEMICALS-DIVERSIFIED - 0.6%
  Lyondell Chemical Co.
    10.875%, 05/01/09                                                                  730,000            740,950
                                                                                                  ---------------
COAL - 2.4%
  James River Coal Co.
    9.375%, 06/01/12                                                                 1,760,000          1,839,200
  Massey Energy Co. 144A#
    6.875%, 12/15/13                                                                 1,215,000          1,190,700
                                                                                                  ---------------
                                                                                                        3,029,900
                                                                                                  ---------------
COMMERCIAL SERVICES - 1.3%
  Ventrue, Inc.
    9.250%, 04/01/14                                                                 1,550,000          1,604,250
                                                                                                  ---------------
COMPUTER SERVICES - 1.6%
  Unisys Corp.
    8.000%, 10/15/12                                                           $     1,975,000    $     1,940,438
                                                                                                  ---------------
CONSUMER PRODUCTS-MISCELLANEOUS - 3.0%
  Central Garden & Pet Co.
    9.125%, 02/01/13                                                                 1,885,000          1,979,250
  Jarden Corp.
    9.750%, 05/01/12                                                                 1,715,000          1,770,737
                                                                                                  ---------------
                                                                                                        3,749,987
                                                                                                  ---------------
CONTAINERS-METAL/GLASS - 0.9%
  Crown Americas LLC & Crown
    Americas Capital Corp. 144A#
    7.750%, 11/15/15                                                                 1,085,000          1,125,687
                                                                                                  ---------------
DIALYSIS CENTERS - 1.8%
  Davita, Inc.
    7.250%, 03/15/15                                                                 2,155,000          2,165,775
                                                                                                  ---------------
ELECTRIC-GENERATION - 3.2%
  AES Corp.
    7.750%, 03/01/14                                                                   895,000            939,750
  Allegheny Energy, Inc. 144A#
    8.250%, 04/15/12                                                                 1,145,000          1,255,206
  Edison Mission
    9.875%, 04/15/11                                                                 1,525,000          1,723,250
                                                                                                  ---------------
                                                                                                        3,918,206
                                                                                                  ---------------
ELECTRIC-INTEGRATED - 1.6%
  CMSEnergy Cor.
    6.875%, 12/15/15                                                                   740,000            748,325
  PSEG Energy Holdings
    10.000%, 10/01/09                                                                  365,000            404,238
  VeraSun Energy Corp. 144A#
    9.875%, 12/15/12                                                                   745,000            789,700
                                                                                                  ---------------
                                                                                                        1,942,263
                                                                                                  ---------------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 1.1%
  Solectron Global Finance, Ltd. 144A#
    8.000%, 03/15/16                                                                 1,345,000          1,348,363
                                                                                                  ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 0.9%
  Amkor Technology, Inc.
    7.750%, 05/15/13                                                                 1,225,000          1,127,000
                                                                                                  ---------------
ELECTRONIC MEASURE INSTRUMENTS - 1.2%
  Itron, Inc.
    7.750%, 05/15/12                                                                 1,430,000          1,469,325
                                                                                                  ---------------
ELECTRONICS-MILITARY - 0.8%
  L-3 Communications Corp.
    6.375%, 10/15/15                                                                 1,050,000          1,034,250
                                                                                                  ---------------
FINANCE-AUTO LOANS - 2.8%
  Ford Motor Credit Co.
    7.000%, 10/01/13                                                                 1,525,000          1,363,969
  General Motors Acceptance Corp.
    6.750%, 12/01/14                                                                 2,305,000          2,074,973
                                                                                                  ---------------
                                                                                                        3,438,942
                                                                                                  ---------------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.7%
  E*Trade Financial Corp.
    8.000%, 06/15/11                                                                 2,025,000          2,103,469
                                                                                                  ---------------
FINANCE-OTHER SERVICES - 1.2%
  Alamosa Delaware, Inc.
    11.000%, 07/31/10                                                                1,330,000          1,479,625
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     PRINCIPAL
                                                                                        AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------
FUNERAL SERVICES & RELATED ITEMS - 1.2%
  Service Corp. International 144A#
    7.500%, 06/15/17                                                           $     1,475,000    $     1,500,813
                                                                                                  ---------------
INDEPENDENT POWER PRODUCER - 2.3%
  Mirant North America LLC 144A#
    7.375%, 12/31/13                                                                   900,000            918,000
  NRG Energy, Inc.
    7.375%, 02/01/16                                                                 1,915,000          1,955,694
                                                                                                  ---------------
                                                                                                        2,873,694
                                                                                                  ---------------
INTIMATE APPAREL - 1.2%
  Warnaco, Inc.
    8.875%, 06/15/13                                                                 1,410,000          1,498,125
                                                                                                  ---------------
MACHINERY-FARM - 1.0%
  Case New Holland, Inc.
    9.250%, 08/01/11                                                                 1,160,000          1,238,300
                                                                                                  ---------------
MEDICAL PRODUCTS - 1.0%
  Hanger Orthopedic Group, Inc.
    10.375%, 02/15/09                                                                1,230,000          1,245,375
                                                                                                  ---------------
MEDICAL-HOSPITALS - 3.1%
  Hca, Inc.
    6.375%, 01/15/15                                                                 2,010,000          1,956,283
  Triad Hospitals
    7.000%, 05/15/12                                                                   740,000            747,548
  Triad Hospitals
    7.000%, 11/15/13                                                                 1,160,000          1,142,600
                                                                                                  ---------------
                                                                                                        3,846,431
                                                                                                  ---------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 1.1%
  Res-Care, Inc. 144A#
    7.750%, 10/15/13                                                                 1,295,000          1,301,475
                                                                                                  ---------------
NETWORKING PRODUCTS - 1.5%
  Anixter Intlernational, Inc.
    5.950%, 03/01/15                                                                 1,990,000          1,846,624
                                                                                                  ---------------
NON-HAZARDOUS WASTE DISPOSAL - 2.6%
  Allied Waste North America, Inc.
    6.500%, 11/15/10                                                                 1,615,000          1,594,812
  Allied Waste North America, Inc.
    9.250%, 09/01/12                                                                 1,055,000          1,138,081
  Allied Waste North America, Inc.
    7.375%, 04/15/14                                                                   490,000            485,100
                                                                                                  ---------------
                                                                                                        3,217,993
                                                                                                  ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 1.5%
  Chesapeake Energy Corp.
    6.875%, 01/15/16                                                                 1,110,000          1,118,325
  Energy Partners, Ltd.
    8.750%, 08/01/10                                                                   745,000            761,762
                                                                                                  ---------------
                                                                                                        1,880,087
                                                                                                  ---------------
PAPER & RELATED PRODUCTS - 0.4%
  Neenah Paper, Inc.
    7.375%, 11/15/14                                                                   550,000            517,000
                                                                                                  ---------------
PHYSICAL THERAPY/REHABILITATION CENTERS - 1.5%
  Psychiatric Solutions, Inc.
    7.750%, 07/15/15                                                                 1,830,000          1,862,025
                                                                                                  ---------------
PIPELINES - 3.2%
  Copano Energy LLC 144A#
    8.125%, 03/01/16                                                                   800,000            828,000
  Sonat, Inc.
    7.625%, 07/15/11                                                                 1,960,000          2,018,800
  Williams Cos., Inc.
    7.625%, 07/15/19                                                                 1,050,000          1,118,250
                                                                                                  ---------------
                                                                                                        3,965,050
                                                                                                  ---------------
POULTRY - 0.3%
  Pilgrim's Pride Corp.
    9.625%, 09/15/11                                                           $       330,000    $       344,025
                                                                                                  ---------------
RADIO - 1.5%
  Salem Communications Holding
  Corp. Ser. B
    9.000%, 07/01/11                                                                 1,716,000          1,797,510
                                                                                                  ---------------
REITS-HOTELS - 0.7%
  Host Marriott LP
    7.125%, 11/01/13                                                                   895,000            910,662
                                                                                                  ---------------
RENTAL AUTO/EQUIPMENT - 0.8%
  United Rentals North America, Inc.
    7.000%, 02/15/14                                                                 1,000,000            962,500
                                                                                                  ---------------
RETAIL-APPAREL/SHOE - 0.6%
  Brown Shoe Co., Inc.
    8.750%, 05/01/12                                                                   730,000            770,150
                                                                                                  ---------------
RETAIL-COMPUTER EQUIPMENT - 1.1%
  GSC Holdings Corp. 144A#
    8.000%, 10/01/12                                                                 1,365,000          1,354,762
                                                                                                  ---------------
RETAIL-CONVENIENCE STORE - 1.3%
  Pantry, Inc.
    7.750%, 02/15/14                                                                 1,550,000          1,577,125
                                                                                                  ---------------
RETAIL-PROPANE DISTRIBUTION - 1.4%
  Inergy LP/Inergy Finance Corp. 144A#
    8.250%, 03/01/16                                                                 1,635,000          1,675,875
                                                                                                  ---------------
RETAIL-REGIONAL DEPARTMENT STORES - 2.7%
  Bon-Ton Stores, Inc. 144A#
    10.250%, 03/15/14                                                                1,795,000          1,726,790
  Neiman-Marcus Group, Inc. 144A#
    10.375%, 10/15/15                                                                1,565,000          1,662,813
                                                                                                  ---------------
                                                                                                        3,389,603
                                                                                                  ---------------
SATELLITE TELECOMMUNICATIONS - 1.5%
  Intelsat Subsidiary Holding Co., Ltd.
    8.250%, 01/15/13                                                                 1,820,000          1,851,850
                                                                                                  ---------------
SPECIAL PURPOSE ENTITY - 3.6%
  AMR HoldCo, Inc.
    10.000%, 02/15/15                                                                1,795,000          1,916,162
  Medcath Holdings Corp.
    9.875%, 07/15/12                                                                 1,240,000          1,289,600
  Sensus Metering Systems, Inc.
    8.625%, 12/15/13                                                                 1,275,000          1,236,750
                                                                                                  ---------------
                                                                                                        4,442,512
                                                                                                  ---------------
STEEL-PRODUCERS - 0.1%
  United States Steel LLC
    10.750%, 08/01/08                                                                  120,000            132,000
                                                                                                  ---------------
STEEL-SPECIALTY - 1.3%
  Oregon Steel Mills, Inc.
    10.000%, 07/15/09                                                                1,545,000          1,637,700
                                                                                                  ---------------
TELECOMMUNICATIONS SERVICES - 1.3%
  Qwest Corp.
    7.875%, 09/01/11                                                                   765,000            816,638
  Time Warner Telecom Holdings, Inc.
    9.250%, 02/15/14                                                                   785,000            841,913
                                                                                                  ---------------
                                                                                                        1,658,551
                                                                                                  ---------------
TELEPHONE-INTEGRATED - 2.8%
  Qwest Capital Funding, Inc.
    7.250%, 02/15/11                                                                 1,835,000          1,860,231
  Valor Telecom Enterprise
    7.750%, 02/15/15                                                                 1,565,000          1,639,338
                                                                                                  ---------------
                                                                                                        3,499,569
                                                                                                  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     PRINCIPAL
                                                                                        AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------
WIRELESS EQUIPMENT - 0.9%
  American Tower Corp.
    7.125%, 10/15/12                                                           $     1,085,000    $     1,128,400
-----------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost: $109,501,267)                                                            110,763,260
-----------------------------------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS - 6.4%
CELLULAR TELECOMMUNICATIONS - 3.2%
  Rogers Wireless, Inc.
    8.000%, 12/15/12                                                                 1,825,000          1,936,781
  Millicom International Cellular S.A.
    10.000%, 12/01/13                                                                1,790,000          1,982,425
                                                                                                  ---------------
                                                                                                        3,919,206
                                                                                                  ---------------
INDUSTRIAL AUDIO & VIDEO PRODUCTS - 1.6%
  Imax Corp.
    9.625%, 12/01/10                                                                 1,880,000          1,992,800
                                                                                                  ---------------
PAPER & RELATED PRODUCTS - 0.8%
  Abitibi-Consolidated, Inc.
    8.375%, 04/01/15                                                                 1,080,000          1,053,000
                                                                                                  ---------------
RESORTS/THEME PARKS - 0.8%
  Intrawest Corp.
    7.500%, 10/15/13                                                                   950,000            963,062
-----------------------------------------------------------------------------------------------------------------
Total Foreign Corporate Bonds (Cost: $7,654,817)                                                        7,928,068
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.9%
TIME DEPOSIT - 1.9%
  Wells Fargo Bank - Grand Cayman
    4.150%, 04/01/06
    (Cost: $2,380,313)                                                               2,380,313          2,380,313
-----------------------------------------------------------------------------------------------------------------
Total Investments - 97.8% (Cost: $119,536,397)                                                        121,071,641
-----------------------------------------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 2.2%                                                            2,763,624
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                               $   123,835,265
-----------------------------------------------------------------------------------------------------------------

# 144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT MARCH 31, 2006 WAS $20,229,865 OR 16.34% OF NET ASSETS.

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                                    PERCENTAGE OF
INDUSTRY                                                                                               NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Basic Materials                                                                                               3.3%
Communications                                                                                               20.2
Consumer, Cyclical                                                                                           19.9
Consumer, Non-cyclical                                                                                       15.0
Energy                                                                                                        7.2
Financial                                                                                                     8.5
Industrial                                                                                                    9.1
Technology                                                                                                    4.0
Utilities                                                                                                     8.7
Short Term Investments                                                                                        1.9
Other assets in excess of liabilities                                                                         2.2
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  100.0%
=================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      (This page intentionally left blank)

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS

FOR A CLASS I SHARE OUTSTANDING DURING THE PERIOD INDICATED

                                                                                                DISTRIBUTIONS FROM:
                                                                                             -------------------------
                                   NET ASSET         NET          NET REALIZED   TOTAL FROM      NET          NET
                                     VALUE,      INVESTMENT      AND UNREALIZED  INVESTMENT  INVESTMENT     REALIZED
                                   BEGINNING  INCOME (LOSS) (1)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
  For the year ended 03/31/06       $  12.83      $  (0.11)         $   5.06      $   4.95    $     --     $  (0.35)
  For the year ended 03/31/05          14.69         (0.09)            (1.09)        (1.18)         --        (0.68)
  For the year ended 03/31/04           7.44         (0.13)             7.38          7.25          --           --
  For the year ended 03/31/03          10.88         (0.12)            (3.32)        (3.44)         --           --
  For the year ended 03/31/02           9.05         (0.13)             1.96          1.83          --           --
U.S. EMERGING GROWTH
  For the year ended 03/31/06       $   9.77      $  (0.11)         $   4.25      $   4.14    $     --     $  (0.01)
  For the year ended 03/31/05           9.61         (0.07)             0.23          0.16          --           --
  For the year ended 03/31/04           6.32         (0.09)             3.38          3.29          --           --
  For the year ended 03/31/03           9.59         (0.07)            (3.20)        (3.27)         --           --
  For the year ended 03/31/02           9.57         (0.04)             0.06          0.02          --           --
U.S. SMALL CAP VALUE
  For the year ended 03/31/06       $  17.40      $   0.11          $   3.58      $   3.69    $  (0.06)    $  (1.18)
  For the year ended 03/31/05          17.64          0.02              2.06          2.08       (0.01)       (2.31)
  For the year ended 03/31/04          10.23          0.03              7.86          7.89       (0.02)       (0.46)
  For the year ended 03/31/03          15.62          0.07             (3.29)        (3.22)      (0.12)       (2.05)
  For the year ended 03/31/02          12.50          0.10              3.06          3.16       (0.04)          --
U.S. LARGE CAP VALUE
  For the year ended 03/31/06       $  26.71      $   0.34          $   2.77      $   3.11    $  (0.50)    $     --
  For the year ended 03/31/05          24.40          0.43              2.24          2.67       (0.36)          --
  For the year ended 03/31/04          18.20          0.32              6.44          6.76       (0.56)          --
  For the year ended 03/31/03          24.46          0.25             (6.20)        (5.95)      (0.31)          --
  For the year ended 03/31/02          23.42          0.22              1.24          1.46       (0.05)       (0.37)
U.S. SYSTEMATIC LARGE CAP GROWTH
  For the year ended 03/31/06       $  15.67      $   0.03          $   2.16      $   2.19    $     --     $     --
  For the year ended 03/31/05          15.06          0.07              0.54          0.61          --           --
  For the year ended 03/31/04          12.73         (0.02)             2.35          2.33          --           --
  For the year ended 03/31/03          18.08         (0.05)            (5.30)        (5.35)         --           --
  For the year ended 03/31/02          22.61         (0.11)            (4.42)        (4.53)         --           --
U.S. SYSTEMATIC MIDCAP GROWTH
  For the year ended 03/31/06       $  10.69      $  (0.04)         $   2.85      $   2.81    $     --     $  (0.48)
  For the year ended 03/31/05           9.89         (0.04)             0.84          0.80          --           --
  2/27/04 (Commenced) to 03/31/04      10.00            --             (0.11)        (0.11)         --           --
U.S. CONVERTIBLE
  For the year ended 03/31/06       $  22.44      $   0.27          $   3.45      $   3.72    $  (0.55)    $  (1.04)
  For the year ended 03/31/05          23.11          0.39              0.66          1.05       (0.45)       (1.27)
  For the year ended 03/31/04          17.72          0.55              5.43          5.98       (0.59)          --
  For the year ended 03/31/03          21.35          0.63             (3.55)        (2.92)      (0.71)          --
  For the year ended 03/31/02          23.14          0.64             (1.69)        (1.05)      (0.74)          --

(1) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(2)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.
(4)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.
(5) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, AND U.S. HIGH YIELD BOND DO NOT EXCEED 1.56%, 1.00%, 1.00%, 1.20%, 1.40%, AND 0.75% FOR THE PERIOD 04/01/02 TO 06/30/02, 1.56%, 0.85% 0.90%,
     1.05%, 1.15%, AND 0.75% PERIOD 07/01/02 TO 01/21/03, 1.40%, 1.00%, 1.00%,
     1.10%, 1.15%, AND 0.80% FOR THE PERIOD 01/22/03 TO 03/31/03, RESPECTIVELY.
     U.S. EMERGING GROWTH, U.S. SMALL CAP VALUE, U.S. EQUITY GROWTH, CONVERTIBLE AND INTERNATIONAL GROWTH OPPORTUNITIES HAD RATES THROUGHOUT THE YEAR OF 1.25%, 1.30%, 1.00%, 1.00% AND 1.40% RESPECTIVELY.
(6) ON MAY 18, 2001 THE BOARD OF TRUSTEES APPROVED AN AMENDMENT TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES OF THE U.S. EMERGING GROWTH, EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES, DO NOT EXCEED 1.25% REPRESENTING A .08% INCREASE IN THE FUND'S EXPENSE CAP.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                            RATIOS TO AVERAGE NET ASSETS (3)
                                                                                      ------------------------------------------
                                                  NET ASSET              NET ASSETS,       NET                      EXPENSE
                                       TOTAL        VALUE,      TOTAL       ENDING     INVESTMENT     TOTAL    (REIMBURSEMENTS)/
                                   DISTRIBUTIONS    ENDING   RETURN (2)   (IN 000'S)  INCOME (LOSS)  EXPENSES      RECOUPMENT
--------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
  For the year ended 03/31/06        $  (0.35)     $  17.43    39.04%     $  78,058      (0.78%)       1.64%        (0.07%)
  For the year ended 03/31/05           (0.68)        12.83    (8.17%)       69,246      (0.72%)       1.63%        (0.07%)
  For the year ended 03/31/04              --         14.69    97.45%        68,876      (1.08%)       1.64%        (0.07%)
  For the year ended 03/31/03              --          7.44   (31.62%)       35,625      (1.36%)       1.75%        (0.16%)
  For the year ended 03/31/02              --         10.88    20.22%        88,311      (1.31%)       1.60%        (0.03%)
U.S. EMERGING GROWTH
  For the year ended 03/31/06        $  (0.01)     $  13.90    42.38%     $   6,721      (1.04%)       1.89%        (0.39%)
  For the year ended 03/31/05              --          9.77     1.66%        12,043      (0.75%)       1.63%        (0.17%)
  For the year ended 03/31/04              --          9.61    52.06%        32,095      (1.04%)       1.48%           --
  For the year ended 03/31/03              --          6.32   (34.10%)       36,756      (0.96%)       1.45%        (0.17%)
  For the year ended 03/31/02              --          9.59     0.21%       173,053      (0.46%)       1.34%        (0.12%)
U.S. SMALL CAP VALUE
  For the year ended 03/31/06        $  (1.24)     $  19.85    21.97%     $ 120,104       0.60%        1.31%        (0.01%)
  For the year ended 03/31/05           (2.32)        17.40    11.91%        86,017       0.11%        1.33%        (0.03%)
  For the year ended 03/31/04           (0.48)        17.64    77.64%        65,791       0.18%        1.35%        (0.01%)
  For the year ended 03/31/03           (2.17)        10.23   (21.54%)       10,980       0.47%        1.54%        (0.26%)
  For the year ended 03/31/02           (0.04)        15.62    25.33%        58,833       0.79%        1.44%        (0.14%)
U.S. LARGE CAP VALUE
  For the year ended 03/31/06        $  (0.50)     $  29.32    11.75%     $  21,650       1.24%        1.21%        (0.40%)
  For the year ended 03/31/05           (0.36)        26.71    10.96%        16,948       1.70%        1.31%        (0.50%)
  For the year ended 03/31/04           (0.56)        24.40    37.44%        12,644       1.38%        1.27%        (0.45%)
  For the year ended 03/31/03           (0.31)        18.20   (24.41%)       27,659       1.24%        1.28%        (0.34%)
  For the year ended 03/31/02           (0.42)        24.46     6.35%        39,358       0.89%        1.14%        (0.13%)
U.S. SYSTEMATIC LARGE CAP GROWTH
  For the year ended 03/31/06        $     --      $  17.86    13.98%     $     667       0.19%        1.67%        (0.53%)
  For the year ended 03/31/05              --         15.67     4.05%           780       0.45%        1.66%        (0.54%)
  For the year ended 03/31/04              --         15.06    18.30%         3,518      (0.16%)       1.33%        (0.20%)
  For the year ended 03/31/03              --         12.73   (29.59%)       18,328      (0.34%)       1.27%        (0.30%)
  For the year ended 03/31/02              --         18.08   (20.04%)       57,769      (0.54%)       1.09%        (0.09%)
U.S. SYSTEMATIC MIDCAP GROWTH
  For the year ended 03/31/06        $  (0.48)     $  13.02    26.73%     $   3,348      (0.33%)       2.15%        (0.81%)
  For the year ended 03/31/05              --         10.69     8.09%         5,566      (0.36%)       1.97%        (0.63%)
  2/27/04 (Commenced) to 03/31/04          --          9.89    (1.10%)        5,347      (0.43%)       4.39%        (3.04%)
U.S. CONVERTIBLE
  For the year ended 03/31/06        $  (1.59)     $  24.57    17.15%     $  31,627       1.02%        1.14%        (0.11%)
  For the year ended 03/31/05           (1.72)        22.44     4.62%        35,397       1.68%        1.10%        (0.08%)
  For the year ended 03/31/04           (0.59)        23.11    34.15%        50,103       2.57%        1.10%        (0.06%)
  For the year ended 03/31/03           (0.71)        17.72   (13.69%)       44,901       3.17%        1.16%        (0.15%)
  For the year ended 03/31/02           (0.74)        21.35    (4.51%)      120,359       2.87%        1.05%        (0.05%)

                                    RATIOS TO AVERAGE NET ASSETS (3)
                                   ---------------------------------
                                      EXPENSES       EXPENSES NET OF   FUND'S
                                       NET OF         REIMBURSEMENT/  PORTFOLIO
                                   REIMBURSEMENT/       RECOUPMENT    TURNOVER
                                     RECOUPMENT       AND OFFSET (4)    RATE
-------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
  For the year ended 03/31/06           1.57%             1.10%(9)       180%
  For the year ended 03/31/05           1.56%             1.12%          266%
  For the year ended 03/31/04           1.57%             1.19%(7)       298%
  For the year ended 03/31/03           1.59%             1.55%(5)       164%
  For the year ended 03/31/02           1.57%             1.57%          170%
U.S. EMERGING GROWTH
  For the year ended 03/31/06           1.50%             1.17%(9)       128%
  For the year ended 03/31/05           1.46%             1.06%          142%
  For the year ended 03/31/04           1.48%             1.26%(7)       166%
  For the year ended 03/31/03           1.28%             1.26%(5)       118%
  For the year ended 03/31/02           1.22%             1.22%(6)       138%
U.S. SMALL CAP VALUE
  For the year ended 03/31/06           1.30%             0.98%(9)        53%
  For the year ended 03/31/05           1.30%             1.13%           73%
  For the year ended 03/31/04           1.34%             1.19%(7)       101%
  For the year ended 03/31/03           1.28%             1.25%(5)       109%
  For the year ended 03/31/02           1.30%             1.30%           84%
U.S. LARGE CAP VALUE
  For the year ended 03/31/06           0.81%             0.70%(9)        44%
  For the year ended 03/31/05           0.81%             0.76%           42%
  For the year ended 03/31/04           0.82%             0.79%(7)        51%
  For the year ended 03/31/03           0.94%             0.93%(5)       139%
  For the year ended 03/31/02           1.01%             1.01%           99%
U.S. SYSTEMATIC LARGE CAP GROWTH
  For the year ended 03/31/06           1.14%             1.04%(9)       147%
  For the year ended 03/31/05           1.12%             1.00%          197%
  For the year ended 03/31/04           1.13%             0.93%(7)       172%
  For the year ended 03/31/03           0.97%             0.95%(5)       193%
  For the year ended 03/31/02           1.00%             1.00%          224%
U.S. SYSTEMATIC MIDCAP GROWTH
  For the year ended 03/31/06           1.34%             1.01%(9)       160%
  For the year ended 03/31/05           1.34%             1.21%          146%(8)
  2/27/04 (Commenced) to 03/31/04       1.35%             1.35%(7)        14%
U.S. CONVERTIBLE
  For the year ended 03/31/06           1.03%             0.87%(9)        92%
  For the year ended 03/31/05           1.02%             0.85%          102%
  For the year ended 03/31/04           1.04%             1.00%(8)       103%
  For the year ended 03/31/03           1.01%             1.00%(5)       114%
  For the year ended 03/31/02           1.00%             1.00%          181%

(7) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. EMERGING GROWTH, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. EQUITY GROWTH, U.S. CONVERTIBLE, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, AND U.S. HIGH YIELD BOND DO NOT EXCEED 1.40%, 1.25%, 0.75%, 1.00%, 1.00%, 1.00%, 1.10%, 1.15%, AND 0.60% FOR THE
     PERIOD 04/01/03 TO 07/28/03, 1.56%, 1.48%, 0.81%, 1.12%, 1.23%, 1.02%,
     1.16%, 1.41%, 1.56%, AND 0.63% FOR THE PERIOD 07/29/03 TO 03/31/04,
     RESPECTIVELY. U.S. SMALL CAP VALUE DOES NOT EXCEED 1.30% FOR THE PERIOD 04/01/03 TO 07/28/03, 1.45% FOR THE PERIOD 07/29/03 TO 02/23/04, 1.30% FOR
     THE PERIOD 02/24/04 TO 03/31/04. U.S. SYSTEMATIC MIDCAP GROWTH DID NOT EXCEED 1.33% FOR THE PERIOD 02/24/04 TO 03/31/04.
(8) DUE TO THE REALIGNMENT OF THE FUND'S PORTFOLIO IN CONNECTION WITH THE COMBINATION WITH U.S. SYSTEMATIC MID CAP GROWTH FUND, THE COST OF PURCHASES OF $1,095,903 AND PROCEEDS FROM SALES OF $1,041,817 HAVE BEEN EXCLUDED FROM THE PORTFOLIO TURNOVER CALCULATION.
(9) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. EMERGING GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, EMERGING MARKET OPPORTUNITIES AND INTERNATIONAL ALL CAP GROWTH DO NOT EXCEED 1.20%, 1.15%, 1.39%, 1.42%, 1.55% AND 1.15% FOR THE PERIOD 01/24/06 TO 03/31/06
     RESPECTIVELY. U.S. MICRO CAP, U.S. SMALL CAP VALUE, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. SYSTEMATIC MIDCAP GROWTH, U.S. CONVERTIBLE AND U.S. HIGH YIELD BOND HAD RATES THROUGHOUT THE YEAR OF 1.56%, 1.30%, 0.81%, 1.12%, 1.33%, 1.02% AND 0.63% RESPECTIVELY.

                                                                                                  DISTRIBUTIONS FROM:
                                                                                               -------------------------
                                     NET ASSET         NET          NET REALIZED   TOTAL FROM      NET          NET
                                       VALUE,      INVESTMENT      AND UNREALIZED  INVESTMENT  INVESTMENT     REALIZED
                                     BEGINNING  INCOME (LOSS) (1)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS
GLOBAL SELECT
  For the year ended 03/31/06         $  16.09      $   0.03          $   3.97      $   4.00    $  (0.03)    $  (1.10)
  For the year ended 03/31/05            15.58          0.06              1.37          1.43          --        (0.92)
  For the year ended 03/31/04            10.26         (0.01)             5.33          5.32          --           --
  For the year ended 03/31/03            13.67         (0.02)            (3.39)        (3.41)         --           --
  For the year ended 03/31/02            12.86         (0.06)             0.87          0.81          --           --
INTERNATIONAL GROWTH
  For the year ended 03/31/06         $  20.47      $   0.16          $   6.05      $   6.21    $     --     $  (3.99)
  For the year ended 03/31/05            19.09          0.08              1.72          1.80          --        (0.42)
  For the year ended 03/31/04            12.83          0.30              6.00          6.30       (0.04)          --
  For the year ended 03/31/03            17.17          0.12             (4.46)        (4.34)         --           --
  For the year ended 03/31/02            19.21          0.06             (2.10)        (2.04)         --           --
INTERNATIONAL GROWTH OPPORTUNITIES
  For the year ended 03/31/06         $  35.01      $  (0.01)         $  15.10      $  15.09    $  (0.24)    $     --
  For the year ended 03/31/05            29.43          0.32              5.35          5.67       (0.09)          --
  For the year ended 03/31/04            17.39          0.18             11.86         12.04          --           --
  For the year ended 03/31/03            22.72          0.07             (5.40)        (5.33)         --           --
  For the year ended 03/31/02            24.38          0.09             (1.75)        (1.66)         --           --
EMERGING MARKETS OPPORTUNITIES
  For the year ended 03/31/06         $  12.62      $   0.28          $   7.96      $   8.24    $  (0.27)    $     --
  5/27/04 (Commenced) to 03/31/05        10.00          0.08              2.55          2.63       (0.01)          --
INTERNATIONAL SYSTEMATIC
  7/06/05 (Commenced) to 03/31/06     $  10.00      $   0.06          $   3.81      $   3.87    $  (0.01)    $  (0.16)
INTERNATIONAL ALL CAP GROWTH
  For the year ended 03/31/06         $   9.08      $   0.01          $   3.92      $   3.93    $  (0.01)    $     --
  For the year ended 03/31/05             8.19          0.01              0.92          0.93          --        (0.04)
  For the year ended 03/31/04             4.84         (0.01)             3.36          3.35          --           --
  For the year ended 03/31/03             6.74         (0.03)            (1.87)(14)    (1.90)         --           --
  For the year ended 03/31/02             7.40         (0.08)            (0.58)        (0.66)         --           --
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
  For the year ended 03/31/06         $  10.04      $   0.70          $   0.02      $   0.72    $  (0.76)    $     --
  For the year ended 03/31/05            10.34          0.85             (0.31)         0.54       (0.84)       (0.00)(10)
  For the year ended 03/31/04             9.65          0.86              0.63          1.49       (0.80)          --
  For the year ended 03/31/03             9.88          0.83             (0.23)         0.60       (0.83)          --
  For the year ended 03/31/02            10.82          0.93             (0.91)         0.02       (0.96)          --

(1) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(2)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.
(4)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.
(5) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, AND U.S. HIGH YIELD BOND DO NOT EXCEED 1.56%, 1.00%, 1.00%, 1.20%, 1.40%, AND 0.75% FOR THE PERIOD 04/01/02 TO 06/30/02, 1.56%, 0.85% 0.90%,
     1.05%, 1.15%, AND 0.75% PERIOD 07/01/02 TO 01/21/03, 1.40%, 1.00%, 1.00%,
     1.10%, 1.15%, AND 0.80% FOR THE PERIOD 01/22/03 TO 03/31/03, RESPECTIVELY.
     U.S. EMERGING GROWTH, U.S. SMALL CAP VALUE, U.S. EQUITY GROWTH, CONVERTIBLE AND INTERNATIONAL GROWTH OPPORTUNITIES HAD RATES THROUGHOUT THE YEAR OF 1.25%, 1.30%, 1.00%, 1.00% AND 1.40% RESPECTIVELY.
(6) DUE TO THE REALIGNMENT OF THE FUND'S PORTFOLIO IN CONNECTION WITH THE COMBINATION WITH GLOBAL TECHNOLOGY FUND AND GLOBAL HEALTHCARE FUND, THE COST OF PURCHASES OF $27,251,277 AND PROCEEDS FROM SALES OF $35,006,695 HAVE BEEN EXCLUDED FROM THE PORTFOLIO TURNOVER CALCULATION.
(7) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. EMERGING GROWTH, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. EQUITY GROWTH, U.S. CONVERTIBLE, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, AND U.S. HIGH YIELD BOND DO NOT EXCEED 1.40%, 1.25%, 0.75%, 1.00%, 1.00%, 1.00%, 1.10%, 1.15%, AND 0.60% FOR THE
     PERIOD 04/01/03 TO 07/28/03, 1.56%, 1.48%, 0.81%, 1.12%, 1.23%, 1.02%,
     1.16%, 1.41%, 1.56%, AND 0.63% FOR THE PERIOD 07/29/03 TO 03/31/04,
     RESPECTIVELY. U.S. SMALL CAP VALUE DOES NOT EXCEED 1.30% FOR THE PERIOD 04/01/03 TO 07/28/03, 1.45% FOR THE PERIOD 07/29/03 TO 02/23/04, 1.30% FOR
     THE PERIOD 02/24/04 TO 03/31/04. U.S. SYSTEMATIC MIDCAP GROWTH DID NOT EXCEED 1.33% FOR THE PERIOD 02/24/04 TO 03/31/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                            RATIOS TO AVERAGE NET ASSETS (3)
                                                                                      ------------------------------------------
                                                  NET ASSET              NET ASSETS,       NET                      EXPENSE
                                       TOTAL        VALUE,      TOTAL       ENDING     INVESTMENT      TOTAL   (REIMBURSEMENTS)/
                                   DISTRIBUTIONS    ENDING   RETURN (2)   (IN 000'S)  INCOME (LOSS)  EXPENSES      RECOUPMENT
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS
GLOBAL SELECT
  For the year ended 03/31/06        $  (1.13)     $  18.96    25.76%     $  77,225        0.16%       1.13%         (0.00%)
  For the year ended 03/31/05           (0.92)        16.09     9.27%        66,115        0.41%       1.15%         (0.01%)
  For the year ended 03/31/04              --         15.58    51.85%        78,327       (0.05%)      1.28%         (0.10%)
  For the year ended 03/31/03              --         10.26   (24.95%)       69,776       (0.16%)      1.42%         (0.27%)
  For the year ended 03/31/02              --         13.67     6.30%        41,219       (0.43%)      1.37%         (0.14%)
INTERNATIONAL GROWTH
  For the year ended 03/31/06        $  (3.99)     $  22.69    33.63%     $  45,889        0.73%       1.37%            --
  For the year ended 03/31/05           (0.42)        20.47     9.49%        41,394        0.42%       1.39%            --
  For the year ended 03/31/04           (0.04)        19.09    49.17%        51,450        1.35%       1.49%         (0.04%)
  For the year ended 03/31/03              --         12.83   (25.28%)       88,029        0.76%       1.46%         (0.21%)
  For the year ended 03/31/02              --         17.17   (10.62%)      214,920        0.32%       1.36%          0.01%
INTERNATIONAL GROWTH OPPORTUNITIES
  For the year ended 03/31/06        $  (0.24)     $  49.86    43.34%     $ 107,749       (0.02%)      1.38%            --
  For the year ended 03/31/05           (0.09)        35.01    19.28%        55,462        1.05%       1.42%            --
  For the year ended 03/31/04              --         29.43    69.24%        54,015        0.74%       1.47%            --
  For the year ended 03/31/03              --         17.39   (23.46%)       65,351        0.36%       1.54%         (0.10%)
  For the year ended 03/31/02              --         22.72    (6.81%)      144,429        0.40%       1.42%         (0.01%)
EMERGING MARKETS OPPORTUNITIES
  For the year ended 03/31/06        $  (0.27)     $  20.59    65.89%     $  20,725        1.88%       2.21%         (0.53%)
  5/27/04 (Commenced) to 03/31/05       (0.01)        12.62    26.32%(8)     26,517        0.56%       2.83%         (1.08%)
INTERNATIONAL SYSTEMATIC
  7/06/05 (Commenced) to 03/31/06    $  (0.17)     $  13.70    38.92%(8)  $   4,662        0.78%       2.94%         (1.69%)
INTERNATIONAL ALL CAP GROWTH
  For the year ended 03/31/06        $  (0.01)     $  13.00    43.28%     $  20,562        0.08%       1.89%         (0.47%)
  For the year ended 03/31/05           (0.04)         9.08    11.34%        33,900       (0.42%)      2.07%         (0.59%)
  For the year ended 03/31/04              --          8.19    69.21%        28,700       (0.87%)      2.25%         (0.77%)
  For the year ended 03/31/03              --          4.84   (28.19%)       19,700       (1.37%)      2.47%         (0.98%)
  For the year ended 03/31/02              --          6.74    (8.92%)       33,000       (1.47%)      2.39%         (0.91%)
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
  For the year ended 03/31/06        $  (0.76)     $  10.00     7.40%     $  81,187        6.70%       0.82%         (0.18%)
  For the year ended 03/31/05           (0.84)        10.04     5.40%       131,677        7.82%       0.82%         (0.19%)
  For the year ended 03/31/04           (0.80)        10.34    16.67%       102,110        8.43%       0.87%         (0.23%)
  For the year ended 03/31/03           (0.83)         9.65     6.61%       120,182        8.78%       1.01%         (0.24%)
  For the year ended 03/31/02           (0.96)         9.88     0.42%        71,369        9.28%       1.03%         (0.27%)

                                    RATIOS TO AVERAGE NET ASSETS (3)
                                   ---------------------------------
                                      EXPENSES       EXPENSES NET OF   FUND'S
                                       NET OF         REIMBURSEMENT/  PORTFOLIO
                                   REIMBURSEMENT/       RECOUPMENT    TURNOVER
                                     RECOUPMENT       AND OFFSET (4)    RATE
-------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS
GLOBAL SELECT
  For the year ended 03/31/06           1.13%             0.88%(13)      139%
  For the year ended 03/31/05           1.14%             0.95%          164%
  For the year ended 03/31/04           1.18%             1.01%(7)       226%
  For the year ended 03/31/03           1.15%             1.13%(5)       230%(6)
  For the year ended 03/31/02           1.23%             1.23%          401%
INTERNATIONAL GROWTH
  For the year ended 03/31/06           1.37%             0.99%(13)      167%
  For the year ended 03/31/05           1.39%             1.08%          203%
  For the year ended 03/31/04           1.45%             1.19%(7)       186%
  For the year ended 03/31/03           1.25%             1.23%(5)       203%
  For the year ended 03/31/02           1.37%             1.37%          232%
INTERNATIONAL GROWTH OPPORTUNITIES
  For the year ended 03/31/06           1.38%             1.07%(13)      168%
  For the year ended 03/31/05           1.42%             1.11%          110%
  For the year ended 03/31/04           1.47%             1.28%(7)       124%
  For the year ended 03/31/03           1.44%             1.42%(5)       129%
  For the year ended 03/31/02           1.41%             1.41%          168%
EMERGING MARKETS OPPORTUNITIES
  For the year ended 03/31/06           1.68%             1.19%(13)      119%
  5/27/04 (Commenced) to 03/31/05       1.75%             1.69%(11)       59%(9)
INTERNATIONAL SYSTEMATIC
  7/06/05 (Commenced) to 03/31/06       1.25%             1.11%(12)      103%
INTERNATIONAL ALL CAP GROWTH
  For the year ended 03/31/06           1.42%             1.39%(12)      196%
  For the year ended 03/31/05           1.48%             1.48%          166%
  For the year ended 03/31/04           1.48%             1.48%          153%
  For the year ended 03/31/03           1.49%             1.49%(15)      190%
  For the year ended 03/31/02           1.48%             1.48%          259%
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
  For the year ended 03/31/06           0.64%             0.56%(13)      112%
  For the year ended 03/31/05           0.63%             0.60%          123%
  For the year ended 03/31/04           0.64%             0.61%(7)       134%
  For the year ended 03/31/03           0.77%             0.77%(5)       137%
  For the year ended 03/31/02           0.76%             0.76%          113%

(8)  INCEPTION TO DATE RETURN.
(9) DUE TO THE REALIGNMENT OF THE FUND'S PORTFOLIO IN CONNECTION WITH THE COMBINATION WITH EMERGING COUNTRIES FUND, THE COST OF PURCHASES OF $2,958,229 AND PROCEEDS FROM SALES OF $3,564,155 HAVE BEEN EXCLUDED FROM THE PORTFOLIO TURNOVER CALCULATION.
(10) LESS THAN ONE PENNY PER SHARE.
(11) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), EMERGING MARKETS OPPORTUNITIES FUND DO NOT EXCEED 1.75% FOR THE PERIOD 04/01/04 TO 03/23/05 AND 1.65% FOR THE PERIOD 03/24/05 TO 03/31/05, RESPECTIVELY.
(12) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE INTERNATIONAL SYSTEMATIC FUND DO NOT EXCEED 1.75% FOR THE PERIOD 07/06/05 TO 07/31/05 AND 1.20% FOR THE PERIOD 08/01/05 TO 01/23/06 AND 1.00% FOR THE PERIOD 01/24/06 TO 3/31/06,
     RESPECTIVELY.
(13) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. EMERGING GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, EMERGING MARKET OPPORTUNITIES AND INTERNATIONAL ALL CAP GROWTH DO NOT EXCEED 1.20%, 1.15%, 1.39%, 1.42%, 1.55% AND 1.15% FOR THE PERIOD 01/24/06 TO 03/31/06
     RESPECTIVELY. U.S. MICRO CAP, U.S. SMALL CAP VALUE, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. SYSTEMATIC MIDCAP GROWTH, U.S. CONVERTIBLE AND U.S. HIGH YIELD BOND HAD RATES THROUGHOUT THE YEAR OF 1.56%, 1.30%, 0.81%, 1.12%, 1.33%, 1.02% AND 0.63% RESPECTIVELY.
(14) INCLUDES PAID-IN CAPITAL OF $0.01 FROM REDEMPTION FEES.
(15) FOR THE YEAR ENDED MARCH 31, 2003 RATIOS INCLUDE 12b-1 FEES FROM CLASS R WHICH WERE EXCHANGED TO CLASS I SHARES ON SEPTEMBER 30, 2002. HAD THOSE FEES NOT BEEN INCLUDED, THE EXPENSE AND NET INVESTMENT INCOME LOSS RATIOS WOULD HAVE BEEN 1.48% AND (1.38%) RESPECTIVELY.

FOR A CLASS II SHARE OUTSTANDING DURING THE PERIOD INDICATED

                                                                                                  DISTRIBUTIONS FROM:
                                                                                               -------------------------
                                     NET ASSET         NET          NET REALIZED   TOTAL FROM      NET          NET
                                       VALUE,      INVESTMENT      AND UNREALIZED  INVESTMENT  INVESTMENT     REALIZED
                                     BEGINNING  INCOME (LOSS) (1)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
  For the year ended 03/31/06         $  12.85      $  (0.09)         $   5.09      $   5.00    $     --    $  (0.35)
  09/30/04 (commenced) to 03/31/05       12.49         (0.03)             1.07          1.04          --       (0.68)
U.S. SMALL CAP VALUE
  For the year ended 03/31/06         $  17.39      $   0.13          $   3.57      $   3.70    $  (0.08)   $  (1.18)
  11/10/04 (commenced) to 03/31/05       18.82            --              0.93          0.93       (0.04)      (2.32)
U.S. SYSTEMATIC LARGE CAP GROWTH
  09/30/05 (Commenced) to 03/31/06       16.35      $   0.02          $   1.51      $   1.53    $  (0.13)   $     --
U.S. SYSTEMATIC MIDCAP GROWTH
  09/30/05 (Commenced) to 03/31/06       12.10      $  (0.01)         $   1.46      $   1.45    $     --    $  (0.48)
U.S. CONVERTIBLE
  09/30/05 (Commenced) to 03/31/06       23.97      $   0.30          $   1.63      $   1.93    $  (0.28)   $  (1.04)
GLOBAL FUNDS
GLOBAL SELECT
  For the year ended 03/31/06         $  16.09      $   0.04          $   3.98      $   4.02    $  (0.04)   $  (1.10)
  For the year ended 03/31/05            15.58          0.07              1.36          1.43          --       (0.92)
  6/30/03 (Commenced) to 03/31/04        12.12         (0.01)             3.47          3.46          --          --
INTERNATIONAL GROWTH
  1/23/06 (Commenced) to 03/31/06     $  21.64      $   1.85          $  (0.78)     $   1.07    $     --    $     --
INTERNATIONAL GROWTH OPPORTUNITIES
  For the year ended 03/31/06         $  35.02      $   0.13          $  15.06      $  15.19    $  (0.20)   $     --
  For the year ended 03/31/05            29.47          0.38              5.32          5.70       (0.15)         --
  6/05/03 (Commenced) to 03/31/04        20.85          0.14              8.48          8.62          --          --
EMERGING MARKETS OPPORTUNITIES
  For the year ended 03/31/06         $  12.62      $   0.31          $   7.97      $   8.28    $  (0.25)   $     --
  03/24/05 (Commenced) to 03/31/05       12.55            --              0.07          0.07          --          --
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
  For the year ended 03/31/06         $  10.02      $   0.69          $   0.03      $   0.72    $  (0.76)   $     --
  For the year ended 03/31/05            10.33          0.85             (0.32)         0.53       (0.84)      (0.00)(6)
  6/30/03 (Commenced) to 03/31/04        10.18          0.66              0.10          0.76       (0.61)         --

For a class III share outstanding during the period indicated

                                                                                                  DISTRIBUTIONS FROM:
                                                                                               -------------------------
                                     NET ASSET         NET          NET REALIZED   TOTAL FROM      NET          NET
                                       VALUE,      INVESTMENT      AND UNREALIZED  INVESTMENT  INVESTMENT     REALIZED
                                     BEGINNING  INCOME (LOSS) (1)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------
GLOBAL FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
  09/30/05 (Commenced) to 03/31/06    $  39.26       $  (0.10)        $  11.03      $  10.93     (0.32)      $     --

For a class IV share outstanding during the period indicated

                                                                                                  DISTRIBUTIONS FROM:
                                                                                               -------------------------
                                     NET ASSET         NET          NET REALIZED   TOTAL FROM      NET          NET
                                       VALUE,      INVESTMENT      AND UNREALIZED  INVESTMENT  INVESTMENT     REALIZED
                                     BEGINNING  INCOME (LOSS) (1)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES
  08/31/05 (Commenced) to 03/31/06    $  36.91       $  (0.07)        $  13.38      $  13.31     (0.32)      $      --

(1) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(2)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.
(4)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.
(5)  INCEPTION TO DATE RETURN.
(6)  LESS THAN ONE PENNY PER SHARE.
(7) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), EMERGING MARKETS OPPORTUNITY FUND CLASS II DO NOT EXCEED 1.60% FOR THE PERIOD 04/01/04 TO 03/23/05 AND 1.50% FOR THE PERIOD 03/24/05 TO 03/31/05, RESPECTIVELY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                            RATIOS TO AVERAGE NET ASSETS (3)
                                                                                      ------------------------------------------
                                                  NET ASSET              NET ASSETS,       NET                      EXPENSE
                                       TOTAL        VALUE,      TOTAL       ENDING     INVESTMENT      TOTAL   (REIMBURSEMENTS)/
                                   DISTRIBUTIONS    ENDING   RETURN (2)   (IN 000'S)  INCOME (LOSS)  EXPENSES      RECOUPMENT
--------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
  For the year ended 03/31/06        $  (0.35)     $  17.50    39.37%     $   5,875      (0.56%)       1.40%         (0.09%)
  09/30/04 (commenced) to 03/31/05      (0.68)        12.85     8.17%(5)     15,200      (0.41%)       1.37%         (0.06%)
U.S. SMALL CAP VALUE
  For the year ended 03/31/06        $  (1.26)     $  19.83    22.15%     $  43,365       0.76%        1.21%         (0.01%)
  11/10/04 (commenced) to 03/31/05      (2.36)        17.39     4.95%(5)     17,691       0.33%        1.26%         (0.06%)
U.S. SYSTEMATIC LARGE CAP GROWTH
  09/30/05 (Commenced) to 03/31/06   $  (0.13)     $  17.75     9.43%(5)  $   3,743       0.27%        1.37%         (0.37%)
U.S. SYSTEMATIC MIDCAP GROWTH
  09/30/05 (Commenced) to 03/31/06   $  (0.48)     $  13.07    12.39%(5)  $  21,937      (0.25%)       2.82%         (0.62%)
U.S. CONVERTIBLE
  09/30/05 (Commenced) to 03/31/06   $  (1.32)     $  24.58     8.47%(5)  $   3,634       2.26%        1.01%         (0.09%)
GLOBAL FUNDS
GLOBAL SELECT
  For the year ended 03/31/06        $  (1.14)     $  18.97    25.90%     $ 100,610       0.21%        1.08%         (0.00%)
  For the year ended 03/31/05           (0.92)        16.09     9.27%        69,548       0.44%        1.10%         (0.01%)
  6/30/03 (Commenced) to 03/31/04          --         15.58    28.55%        35,817      (0.08%)       1.24%         (0.12%)
INTERNATIONAL GROWTH
  1/23/06 (Commenced) to 03/31/06    $     --      $  22.71     4.94%(5)  $  56,501       1.21%        0.99%            --
INTERNATIONAL GROWTH OPPORTUNITIES
  For the year ended 03/31/06        $  (0.20)     $  50.01    43.55%     $  32,565       0.36%        1.22%            --
  For the year ended 03/31/05           (0.15)        35.02    19.40%        35,233       1.19%        1.27%            --
  6/05/03 (Commenced) to 03/31/04          --         29.47    41.34%        60,394       0.66%        1.29%            --
EMERGING MARKETS OPPORTUNITIES
  For the year ended 03/31/06        $  (0.25)     $  20.65    66.20%     $  14,881       1.69%        1.88%         (0.40%)
  03/24/05 (Commenced) to 03/31/05         --         12.62     0.56%(5)      9,111       1.43%        1.46%          0.06%
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
  For the year ended 03/31/06        $  (0.76)     $   9.98     7.48%     $  42,648       6.76%        0.76%         (0.17%)
  For the year ended 03/31/05           (0.84)        10.02     5.36%        42,710       7.88%        0.77%         (0.19%)
  6/30/03 (Commenced) to 03/31/04       (0.61)        10.33     8.43%        68,952       8.68%        0.82%         (0.24%)

                                    RATIOS TO AVERAGE NET ASSETS (3)
                                   ---------------------------------
                                      EXPENSES       EXPENSES NET OF   FUND'S
                                       NET OF         REIMBURSEMENT/  PORTFOLIO
                                   REIMBURSEMENT/       RECOUPMENT    TURNOVER
                                     RECOUPMENT       AND OFFSET (4)    RATE
-------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
  For the year ended 03/31/06           1.31%             0.85%(8)       180%
  09/30/04 (commenced) to 03/31/05      1.31%             0.97%          266%
U.S. SMALL CAP VALUE
  For the year ended 03/31/06           1.20%             0.87%(8)        53%
  11/10/04 (commenced) to 03/31/05      1.20%             0.93%           73%
U.S. SYSTEMATIC LARGE CAP GROWTH
  09/30/05 (Commenced) to 03/31/06      1.00%             0.94%(8)       147%
U.S. SYSTEMATIC MIDCAP GROWTH
  09/30/05 (Commenced) to 03/31/06       2.2%             1.92%(8)       160%
U.S. CONVERTIBLE
  09/30/05 (Commenced) to 03/31/06      0.92%             0.77%(8)        92%
GLOBAL FUNDS
GLOBAL SELECT
  For the year ended 03/31/06           1.08%             0.83%(8)       139%
  For the year ended 03/31/05           1.09%             0.90%          164%
  6/30/03 (Commenced) to 03/31/04       1.12%             0.94%          226%
INTERNATIONAL GROWTH
  1/23/06 (Commenced) to 03/31/06       0.99%             0.73%(8)       167%
INTERNATIONAL GROWTH OPPORTUNITIES
  For the year ended 03/31/06           1.22%             0.91%(8)       168%
  For the year ended 03/31/05           1.27%             0.97%          110%
  6/05/03 (Commenced) to 03/31/04       1.29%             1.11%          124%
EMERGING MARKETS OPPORTUNITIES
  For the year ended 03/31/06           1.48%             1.05%(8)       119%
  03/24/05 (Commenced) to 03/31/05      1.40%             1.41%(7)        59%
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
  For the year ended 03/31/06           0.59%             0.50%(8)       112%
  For the year ended 03/31/05           0.58%             0.54%          123%
  6/30/03 (Commenced) to 03/31/04       0.58%             0.57%          134%

                                                                                            RATIOS TO AVERAGE NET ASSETS (3)
                                                                                      ------------------------------------------
                                                  NET ASSET              NET ASSETS,       NET                      EXPENSE
                                       TOTAL        VALUE,      TOTAL       ENDING     INVESTMENT      TOTAL   (REIMBURSEMENTS)/
                                   DISTRIBUTIONS    ENDING   RETURN (2)   (IN 000'S)  INCOME (LOSS)  EXPENSES      RECOUPMENT
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
  09/30/05 (Commenced) to 03/31/06   $  (0.32)     $  49.87    28.05%(5)  $   6,771      (0.46%)       1.18%            --

                                    RATIOS TO AVERAGE NET ASSETS (3)
                                   ---------------------------------
                                      EXPENSES       EXPENSES NET OF   FUND'S
                                       NET OF         REIMBURSEMENT/  PORTFOLIO
                                   REIMBURSEMENT/       RECOUPMENT    TURNOVER
                                     RECOUPMENT       AND OFFSET (4)    RATE
-------------------------------------------------------------------------------
GLOBAL FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
  09/30/05 (Commenced) to 03/31/06      1.18%             0.87%(9)       168%

                                                                                            RATIOS TO AVERAGE NET ASSETS (3)
                                                                                      ------------------------------------------
                                                  NET ASSET              NET ASSETS,       NET                      EXPENSE
                                       TOTAL        VALUE,      TOTAL       ENDING     INVESTMENT      TOTAL   (REIMBURSEMENTS)/
                                   DISTRIBUTIONS    ENDING   RETURN (2)   (IN 000'S)  INCOME (LOSS)  EXPENSES      RECOUPMENT
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES
  08/31/05 (Commenced) to 03/31/06   $  (0.32)     $  49.90    36.29%(5)  $  34,255      (0.28%)       1.13%            --

                                    RATIOS TO AVERAGE NET ASSETS (3)
                                   ---------------------------------
                                      EXPENSES       EXPENSES NET OF   FUND'S
                                       NET OF         REIMBURSEMENT/  PORTFOLIO
                                   REIMBURSEMENT/       RECOUPMENT    TURNOVER
                                     RECOUPMENT       AND OFFSET (4)    RATE
-------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES
  08/31/05 (Commenced) to 03/31/06      1.13%             0.84%(10)      168%

(8) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. SYSTEMATIC LARGE CAP GROWTH CLASS II, U.S. SYSTEMATIC MIDCAP GROWTH CLASS II, GLOBAL SELECT CLASS II, INTERNATIONAL GROWTH CLASS II, INTERNATIONAL GROWTH OPPORTUNITIES CLASS II AND EMERGING MARKET OPPORTUNITIES CLASS II DO NOT EXCEED 0.97%, 1.13%, 1.10%, 0.99%, 1.27% AND 1.40% FOR THE PERIOD 01/24/06 TO 03/31/06
     RESPECTIVELY. U.S. MICRO CAP CLASS II, U.S. SMALL CAP VALUE CLASS II, AND U.S. HIGH YIELD BOND CLASS II HAD RATES THROUGHOUT THE YEAR OF 1.31%, 1.20% AND 0.58% RESPECTIVELY. U.S. CONVERTIBLE FUND CLASS II HAD RATE OF 0.92% SINCE INCEPTION 09.30.05.
(9) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), INTERNATIONAL GROWTH OPPORTUNITIES FUND CLASS III DO NOT EXCEED 1.22% FOR THE PERIOD 01/24/06 TO 03/31/06.
(10) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), INTERNATIONAL GROWTH OPPORTUNITIES FUND CLASS IV DO NOT EXCEED 1.17% FOR THE PERIOD 01/24/06 TO 03/31/06.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

                                                         U.S. MICRO      U.S. EMERGING    U.S. SMALL CAP
MARCH 31, 2006                                               CAP            GROWTH             VALUE
--------------------------------------------------------------------------------------------------------
  Assets
    Investments, at value*                             $  102,246,775   $   10,983,628    $  168,662,041
    Foreign currencies, at value**                                 --               --                --
    Cash                                                           --               --                --
    Receivables:
      Investment securities sold                            1,597,999          123,736                --
      Capital shares sold                                      10,902           30,910           219,011
      Dividends                                                13,407            1,553           192,134
      Foreign taxes receivable                                     --               --                --
      Interest                                                     --               --                --
      Other                                                    72,546            9,619           150,083
    Other assets                                                   --               --                --
                                                       --------------   --------------    --------------
  Total assets                                            103,941,629       11,149,446       169,223,269
                                                       --------------   --------------    --------------
  Liabilities
    Payables:
      Bank overdraft                                   $           --   $           --    $           --
      Investments purchased                                 2,904,188          190,245         2,957,692
      Capital shares redeemed                                  12,272               --            22,994
      Collateral on securities loaned                      16,937,269        1,039,350         1,791,300
      Distributions fee                                            --              640               159
      To investment advisor                                    67,643            5,927           101,654
    Accrued Expenses and other liabilities                     87,326           18,853           124,632
                                                       --------------   --------------    --------------
  Total Liabilities                                        20,008,698        1,255,015         4,998,431
                                                       --------------   --------------    --------------
  NET ASSETS                                               83,932,931        9,894,431       164,224,838
                                                       ==============   ==============    ==============
  * Investments, at cost                                   84,365,282        8,391,145       144,108,932
                                                       ==============   ==============    ==============
  ** Foreign currencies, at cost                                   --               --                --
                                                       ==============   ==============    ==============
  Net Assets Consist of:
    Paid-in capital                                    $   57,863,291   $   14,518,267    $  130,097,298
    Undistributed net investment income (loss)                     --               --           207,964
    Accumulated net realized gain (loss) on
      investments and foreign currencies                    8,188,147       (7,216,319)        9,366,467
    Net unrealized appreciation (depreciation) of
      investments and of other assets and
      liabilities denominated in foreign currencies        17,881,493        2,592,483        24,553,109
                                                       --------------   --------------    --------------
  Net Assets applicable to all shares outstanding      $   83,932,931   $    9,894,431    $  164,224,838
                                                       ==============   ==============    ==============
    Net Assets of Class I shares                       $   78,057,568   $    6,721,377    $  120,103,889
    Net Assets of Class II shares                           5,875,363               --        43,365,133
    Net Assets of Class III shares                                 --               --                --
    Net Assets of Class IV shares                                  --               --                --
    Net Assets of Class R shares                                   --        3,173,054           755,816
                                                       ==============   ==============    ==============

    Class I Shares outstanding                              4,478,804          483,653         6,049,783
    Class II Shares outstanding                               335,716               --         2,187,046
    Class III Shares outstanding                                   --               --                --
    Class IV Shares outstanding                                    --               --                --
    Class R Shares outstanding                                     --          231,710            38,098
                                                       ==============   ==============    ==============
  Net Asset Value -- Class I Share                     $        17.43   $        13.90    $        19.85
  Net Asset Value -- Class II Share                    $        17.50   $           --    $        19.83
  Net Asset Value -- Class III Share                   $           --   $           --    $           --
  Net Asset Value -- Class IV Share                    $           --   $           --    $           --
  Net Asset Value -- Class R Share                     $           --   $        13.69    $        19.84
                                                       ==============   ==============    ==============

                                                                        U.S. SYSTEMATIC
                                                       U.S. LARGE CAP      LARGE CAP     U.S. SYSTEMATIC
MARCH 31, 2006                                              VALUE            GROWTH       MIDCAP GROWTH
--------------------------------------------------------------------------------------------------------
  Assets
    Investments, at value*                             $   26,269,055   $   10,389,171    $   25,278,256
    Foreign currencies, at value**                                 --               --                --
    Cash                                                           --               --                --
    Receivables:
      Investment securities sold                                   --          100,387                --
      Capital shares sold                                      17,259           38,782           320,596
      Dividends                                                33,908           11,076            11,685
      Foreign taxes receivable                                     --               --                --
      Interest                                                     --               --                --
      Other                                                     8,199            5,756            12,586
    Other assets                                                   --               --             1,124
                                                       --------------   --------------    --------------
  Total assets                                             26,328,421       10,545,172        25,624,247
                                                       --------------   --------------    --------------
  Liabilities
    Payables:
      Bank overdraft                                   $           --   $       48,377    $           --
      Investments purchased                                        --               --                --
      Capital shares redeemed                                  51,790            3,934           323,853
      Collateral on securities loaned                              --               --                --
      Distributions fee                                           975            1,270                --
      To investment advisor                                     9,940            3,993            14,771
    Accrued Expenses and other liabilities                     28,762           22,268                --
                                                       --------------   --------------    --------------
  Total Liabilities                                            91,467           79,842           338,624
                                                       --------------   --------------    --------------
  NET ASSETS                                               26,236,954       10,465,330        25,285,623
                                                       ==============   ==============    ==============
  * Investments, at cost                                   21,226,905        8,970,513        23,234,945
                                                       ==============   ==============    ==============
  ** Foreign currencies, at cost                                   --               --                --
                                                       ==============   ==============    ==============
  Net Assets Consist of:
    Paid-in capital                                    $   25,141,323   $   18,105,741    $   24,567,419
    Undistributed net investment income (loss)                272,037            1,377                --
    Accumulated net realized gain (loss) on
      investments and foreign currencies                   (4,218,556)      (9,060,446)       (1,325,107)
    Net unrealized appreciation (depreciation) of
      investments and of other assets and
      liabilities denominated in foreign currencies         5,042,150        1,418,658         2,043,311
                                                       --------------   --------------    --------------
  Net Assets applicable to all shares outstanding      $   26,236,954   $   10,465,330    $   25,285,623
                                                       ==============   ==============    ==============
    Net Assets of Class I shares                       $   21,650,319   $      667,348    $    3,348,190
    Net Assets of Class II shares                                  --        3,742,692        21,937,433
    Net Assets of Class III shares                                 --               --                --
    Net Assets of Class IV shares                                  --               --                --
    Net Assets of Class R shares                            4,586,635        6,055,290                --
                                                       ==============   ==============    ==============

    Class I Shares outstanding                                738,429           37,361           257,123
    Class II Shares outstanding                                    --          210,866         1,678,816
    Class III Shares outstanding                                   --               --                --
    Class IV Shares outstanding                                    --               --                --
    Class R Shares outstanding                                156,263          344,189                --
                                                       ==============   ==============    ==============
  Net Asset Value -- Class I Share                     $        29.32   $        17.86    $        13.02
  Net Asset Value -- Class II Share                    $           --   $        17.75    $        13.07
  Net Asset Value -- Class III Share                   $           --   $           --    $           --
  Net Asset Value -- Class IV Share                    $           --   $           --    $           --
  Net Asset Value -- Class R Share                     $        29.35   $        17.59    $           --
                                                       ==============   ==============    ==============

(1)  COMMENCED OPERATIONS ON 7/06/05

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                                         INTERNATIONAL
                                                                           GLOBAL       INTERNATIONAL       GROWTH
MARCH 31, 2006                                       U.S. CONVERTIBLE      SELECT           GROWTH       OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------------
  Assets
    Investments, at value*                            $   35,328,536   $  190,031,480  $  112,834,371   $  196,930,754
    Foreign currencies, at value**                                --                1           1,356          229,355
    Cash                                                          --               --              --               --
    Receivables:
      Investment securities sold                                  --        5,421,631       1,142,711        8,964,936
      Capital shares sold                                         --            4,012         108,775            8,773
      Dividends                                                1,667          247,104         243,982          147,730
      Foreign taxes receivable                                    --           15,151          12,755           11,590
      Interest                                               129,356               --              --               --
      Other                                                   11,538           74,135          69,014          108,757
    Other assets                                                  --               --              --               --
                                                      --------------   --------------  --------------   --------------
  Total assets                                            35,471,097      195,793,514     114,412,964      206,401,895
                                                      --------------   --------------  --------------   --------------
  Liabilities
    Payables:
      Bank overdraft                                  $           --   $           --  $           --   $           --
      Investments purchased                                  157,382        3,525,216       2,506,186        8,190,097
      Capital shares redeemed                                     --           71,502           5,076           33,800
      Collateral on securities loaned                             --       14,147,932       7,590,839       16,618,898
      Distributions fee                                           --               --             332               --
      To investment advisor                                   16,257           95,901          42,648          102,443
    Accrued Expenses and other liabilities                    36,678          118,515         101,508          116,645
                                                      --------------   --------------  --------------   --------------
  Total Liabilities                                          210,317       17,959,066      10,246,589       25,061,883
                                                      --------------   --------------  --------------   --------------
  NET ASSETS                                              35,260,780      177,834,448     104,166,375      181,340,012
                                                      ==============   ==============  ==============   ==============
  * Investments, at cost                                  30,369,574      160,497,271      93,586,764      153,030,985
                                                      ==============   ==============  ==============   ==============
  ** Foreign currencies, at cost                                  --                1           1,262          225,146
                                                      ==============   ==============  ==============   ==============
  Net Assets Consist of:
    Paid-in capital                                   $   35,939,140   $  136,515,021  $   91,450,167   $  168,132,793
    Undistributed net investment income (loss)                96,931           53,117         461,278               --
    Accumulated net realized gain (loss) on
      investments and foreign currencies                  (5,734,253)      11,730,617      (6,991,399)     (30,705,974)
    Net unrealized appreciation (depreciation) of
      investments and of other assets and
      liabilities denominated in foreign currencies        4,958,962       29,535,693      19,246,329       43,913,193
                                                      --------------   --------------  --------------   --------------
  Net Assets applicable to all shares outstanding     $   35,260,780   $  177,834,448  $  104,166,375   $  181,340,012
                                                      ==============   ==============  ==============   ==============
    Net Assets of Class I shares                      $   31,626,774   $   77,224,858  $   45,889,400   $  107,749,071
    Net Assets of Class II shares                          3,634,006      100,609,590      56,500,786       32,565,035
    Net Assets of Class III shares                                --               --              --        6,771,063
    Net Assets of Class IV shares                                 --               --              --       34,254,843
    Net Assets of Class R shares                                  --               --       1,776,189               --
                                                      ==============   ==============  ==============   ==============

    Class I Shares outstanding                             1,287,261        4,072,132       2,022,093        2,161,018
    Class II Shares outstanding                              147,864        5,303,873       2,488,012          651,209
    Class III Shares outstanding                                  --               --              --          135,762
    Class IV Shares outstanding                                   --               --              --          686,443
    Class R Shares outstanding                                    --               --          79,798               --
                                                      ==============   ==============  ==============   ==============
  Net Asset Value -- Class I Share                    $        24.57   $        18.96  $        22.69   $        49.86
  Net Asset Value -- Class II Share                   $        24.58   $        18.97  $        22.71   $        50.01
  Net Asset Value -- Class III Share                  $           --   $           --  $           --   $        49.87
  Net Asset Value -- Class IV Share                   $           --   $           --  $           --   $        49.90
  Net Asset Value -- Class R Share                    $           --   $           --  $        22.26   $           --
                                                      ==============   ==============  ==============   ==============

                                                         EMERGING
                                                          MARKETS       INTERNATIONAL   INTERNATIONAL  U.S. HIGH YIELD
MARCH 31, 2006                                         OPPORTUNITIES   SYSTEMATIC (1)  ALL CAP GROWTH       BOND
----------------------------------------------------------------------------------------------------------------------
  Assets
    Investments, at value*                            $   36,840,173   $    4,702,169  $   20,657,144   $  121,071,641
    Foreign currencies, at value**                           495,428               --              --               --
    Cash                                                       1,701               --              --               --
    Receivables:
      Investment securities sold                             420,335        1,466,333         679,445        1,355,682
      Capital shares sold                                     32,146              300              --           94,944
      Dividends                                               86,281           20,548          42,080               --
      Foreign taxes receivable                                   159              780          10,355               --
      Interest                                                    --               --              --        2,723,131
      Other                                                   12,481              867           3,487           41,613
    Other assets                                                 101               --          11,643               --
                                                      --------------   --------------  --------------   --------------
  Total assets                                            37,888,805        6,190,997      21,404,154      125,287,011
                                                      --------------   --------------  --------------   --------------
  Liabilities
    Payables:
      Bank overdraft                                  $           --   $       41,749  $           54   $           --
      Investments purchased                                1,097,746        1,482,620         802,171        1,269,778
      Capital shares redeemed                                  5,367               --              --               --
      Collateral on securities loaned                      1,114,375               --              --               --
      Distributions fee                                           --               --              --               --
      To investment advisor                                   26,075            1,960          22,747           43,078
    Accrued Expenses and other liabilities                    39,725            2,534          17,151          138,890
                                                      --------------   --------------  --------------   --------------
  Total Liabilities                                        2,283,288        1,528,863         842,123        1,451,746
                                                      --------------   --------------  --------------   --------------
  NET ASSETS                                              35,605,517        4,662,134      20,562,031      123,835,265
                                                      ==============   ==============  ==============   ==============
  * Investments, at cost                                  25,260,389        3,910,661      15,551,159      119,536,397
                                                      ==============   ==============  ==============   ==============
  ** Foreign currencies, at cost                             495,854               --             (53)              --
                                                      ==============   ==============  ==============   ==============
  Net Assets Consist of:
    Paid-in capital                                   $   37,942,008   $    3,571,758  $   22,337,568   $  126,653,623
    Undistributed net investment income (loss)               (19,983)          15,135         (29,652)         128,517
    Accumulated net realized gain (loss) on
      investments and foreign currencies                 (13,897,571)         283,877      (6,851,759)      (4,482,119)
    Net unrealized appreciation (depreciation) of
      investments and of other assets and
      liabilities denominated in foreign currencies       11,581,063          791,364       5,105,874        1,535,244
                                                      --------------   --------------  --------------   --------------
  Net Assets applicable to all shares outstanding     $   35,605,517   $    4,662,134  $   20,562,031   $  123,835,265
                                                      ==============   ==============  ==============   ==============
    Net Assets of Class I shares                      $   20,724,572   $    4,662,134  $   20,562,031   $   81,187,306
    Net Assets of Class II shares                         14,880,945               --              --       42,647,959
    Net Assets of Class III shares                                --               --              --               --
    Net Assets of Class IV shares                                 --               --              --               --
    Net Assets of Class R shares                                  --               --              --               --
                                                      ==============   ==============  ==============   ==============

    Class I Shares outstanding                             1,006,298          340,193       1,582,271        8,116,465
    Class II Shares outstanding                              720,476               --              --        4,273,773
    Class III Shares outstanding                                  --               --              --               --
    Class IV Shares outstanding                                   --               --              --               --
    Class R Shares outstanding                                    --               --              --               --
                                                      ==============   ==============  ==============   ==============
  Net Asset Value -- Class I Share                    $        20.59   $        13.70  $        13.00   $        10.00
  Net Asset Value -- Class II Share                   $        20.65   $           --  $           --   $         9.98
  Net Asset Value -- Class III Share                  $           --   $           --  $           --   $           --
  Net Asset Value -- Class IV Share                   $           --   $           --  $           --   $           --
  Net Asset Value -- Class R Share                    $           --   $           --  $           --   $           --
                                                      ==============   ==============  ==============   ==============

STATEMENTS OF OPERATIONS

                                                       U.S. MICRO     U.S. EMERGING   U.S. SMALL CAP     U.S. LARGE CAP
YEAR ENDED MARCH 31, 2006                                 CAP             GROWTH           VALUE             VALUE
----------------------------------------------------------------------------------------------------------------------
  Investment Income
    Dividends, net of foreign taxes*                $      237,475   $       16,578   $    1,988,983   $       447,904
    Interest                                                     2               --           26,018                 1
                                                    --------------   --------------   --------------   ---------------
  Total Income                                             237,477           16,578        2,015,001           447,905
                                                    --------------   --------------   --------------   ---------------
  Expenses
    Advisory fee                                           759,429           90,353          951,182           104,147
    Accounting fees                                         65,361           15,973          100,941            22,386
    Administration fee                                      79,451            7,756          150,811            16,967
    Custodian fees                                          74,845           30,795           36,526            20,820
    Transfer agent fees and expenses                        22,652           18,562           24,037            18,908
    Shareholder servicing fees                              70,388           20,390          120,419            36,771
    Administrative services fee                             64,973           12,389          108,893            22,117
    Professional fees                                       35,142            6,707           60,219            11,484
    Shareholder reporting                                    5,909            3,437           18,423             7,851
    Registration fees                                       16,298           13,747           37,369            25,714
    Trustees'fees and expenses                               8,510            1,476           12,612             2,417
    Interest and credit facility fee                         1,341              387            1,644               331
    Insurance                                                9,625            2,756            7,977             2,704
    Miscellaneous                                            9,220            8,217           10,904             2,705
                                                    --------------   --------------   --------------   ---------------
  Total Expenses                                         1,223,144          232,945        1,641,957           295,322
  Expense offset                                          (352,284)         (39,107)        (408,645)          (25,545)
  Expenses (reimbursed)/recouped                           (57,031)         (45,772)         (14,272)          (93,914)
                                                    --------------   --------------   --------------   ---------------
  Net Expenses                                             813,829          148,066        1,219,040           175,863
                                                    --------------   --------------   --------------   ---------------
  Net Investment Income (Loss)                            (576,352)        (131,488)         795,961           272,042
                                                    --------------   --------------   --------------   ---------------
  Net Realized and Unrealized
    Gain (Loss) on Investments
  Realized gain from:
    Securities                                          13,711,832        3,962,899       14,420,355         1,864,853
    Foreign currency transactions                               --               --               --                --
                                                    --------------   --------------   --------------   ---------------
    Net realized gain (loss)                            13,711,832        3,962,899       14,420,355         1,864,853
                                                    --------------   --------------   --------------   ---------------
  Change in unrealized appreciation
    (depreciation) of:
    Investments                                         11,455,610          241,623       11,266,796           445,579
    Other assets and liabilities denominated in
      foreign currencies                                        --               --               --                --
                                                    --------------   --------------   --------------   ---------------
  Net unrealized appreciation (depreciation)            11,455,610          241,623       11,266,796           445,579
                                                    --------------   --------------   --------------   ---------------
  Net Gain (Loss) on Investments                        25,167,442        4,204,522       25,687,151         2,310,432
                                                    --------------   --------------   --------------   ---------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                       $   24,591,090   $    4,073,034   $   26,483,112   $     2,582,474
                                                    ==============   ==============   ==============   ===============
  * Foreign taxes withheld                          $           --   $           --   $           --   $            --
                                                    --------------   --------------   --------------   ---------------

                                                   U.S. SYSTEMATIC
                                                      LARGE CAP      U.S. SYSTEMATIC
YEAR ENDED MARCH 31, 2006                               GROWTH        MIDCAP GROWTH
------------------------------------------------------------------------------------
  Investment Income
    Dividends, net of foreign taxes*                $      123,894   $       105,904
    Interest                                                     5                --
                                                    --------------   ---------------
  Total Income                                             123,899           105,904
                                                    --------------   ---------------
  Expenses
    Advisory fee                                            46,665            91,376
    Accounting fees                                         12,776            10,844
    Administration fee                                      11,713            20,395
    Custodian fees                                          18,649            21,806
    Transfer agent fees and expenses                        18,578            26,209
    Shareholder servicing fees                              28,473             5,094
    Administrative services fee                             12,181             5,094
    Professional fees                                        5,036             6,271
    Shareholder reporting                                    4,513               705
    Registration fees                                       17,138            22,327
    Trustees'fees and expenses                               1,113                --
    Interest and credit facility fee                           191               301
    Insurance                                                1,483               604
    Miscellaneous                                            1,654            21,016
                                                    --------------   ---------------
  Total Expenses                                           180,163           232,042
  Expense offset                                            (8,814)          (30,505)
  Expenses (reimbursed)/recouped                           (48,827)          (72,149)
                                                    --------------   ---------------
  Net Expenses                                             122,522           129,388
                                                    --------------   ---------------
  Net Investment Income (Loss)                               1,377           (23,484)
                                                    --------------   ---------------
  Net Realized and Unrealized
    Gain (Loss) on Investments
  Realized gain from:
    Securities                                             795,200         1,932,084
    Foreign currency transactions                               --                --
                                                    --------------   ---------------
    Net realized gain (loss)                               795,200         1,932,084
                                                    --------------   ---------------
  Change in unrealized appreciation
    (depreciation) of:
    Investments                                            692,335         1,599,679
    Other assets and liabilities denominated in
      foreign currencies                                        --                --
                                                    --------------   ---------------
  Net unrealized appreciation (depreciation)               692,335         1,599,679
                                                    --------------   ---------------
  Net Gain (Loss) on Investments                         1,487,535         3,531,763
                                                    --------------   ---------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                       $    1,488,912   $     3,508,279
                                                    ==============   ===============
  * Foreign taxes withheld                          $          377   $            --
                                                    --------------   ---------------

(1)  COMMENCED OPERATIONS ON 7/06/05

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                                         INTERNATIONAL
                                                                           GLOBAL       INTERNATIONAL       GROWTH
YEAR ENDED MARCH 31, 2006                           U.S. CONVERTIBLE       SELECT           GROWTH       OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------------
  Investment Income
    Dividends, net of foreign taxes*                $       272,732   $    1,535,684   $    1,784,433   $    1,296,796
    Interest                                                429,838              111            2,008           13,424
                                                    ---------------   --------------   --------------   --------------
  Total Income                                              702,570        1,535,795        1,786,441        1,310,220
                                                    ---------------   --------------   --------------   --------------
  Expenses
    Advisory fee                                            186,942          954,787          499,131          895,909
    Accounting fees                                          26,983           91,249           59,876           54,819
    Administration fee                                       29,527          148,028          123,075          199,648
    Custodian fees                                           19,718          109,916          109,424          134,130
    Transfer agent fees and expenses                         18,793           31,167           22,511           25,116
    Shareholder servicing fees                               27,059           73,312          122,705          111,525
    Administrative services fee                              27,059           68,131          117,547          107,788
    Professional fees                                        19,086           62,010           42,082           65,869
    Shareholder reporting                                     9,004           19,318           10,458           19,099
    Registration fees                                         6,458           16,697           20,792           14,498
    Trustees'fees and expenses                                3,908           14,427           10,549           13,100
    Interest and credit facility fee                            626            2,038            1,292            1,502
    Insurance                                                 4,220           15,432           12,660           11,228
    Miscellaneous                                             5,121           12,485           10,451           11,181
                                                    ---------------   --------------   --------------   --------------
  Total Expenses                                            384,504        1,618,997        1,162,553        1,665,412
  Expense offset                                            (53,084)        (359,909)        (381,339)        (393,294)
  Expenses (reimbursed)/recouped                            (38,054)            (339)            (221)              --
                                                    ---------------   --------------   --------------   --------------
  Net Expenses                                              293,366        1,258,749          780,993        1,272,118
                                                    ---------------   --------------   --------------   --------------
  Net Investment Income (Loss)                              409,204          277,046        1,005,448           38,102
                                                    ---------------   --------------   --------------   --------------
  Net Realized and Unrealized
    Gain (Loss) on Investments
  Realized gain from:
    Securities                                            5,286,535       22,197,633       20,268,066       29,186,914
    Foreign currency transactions                                --         (106,960)        (280,815)        (502,244)
                                                    ---------------   --------------   --------------   --------------
    Net realized gain (loss)                              5,286,535       22,090,673       19,987,251       28,684,670
                                                    ---------------   --------------   --------------   --------------
  Change in unrealized appreciation
    (depreciation) of:
    Investments                                            (263,420)      13,467,995        7,908,380       24,824,731
    Other assets and liabilities denominated in
      foreign currencies                                         --            2,146           (2,092)          (6,333)
                                                    ---------------   --------------   --------------   --------------
  Net unrealized appreciation (depreciation)               (263,420)      13,470,141        7,906,288       24,818,398
                                                    ---------------   --------------   --------------   --------------
  Net Gain (Loss) on Investments                          5,023,115       35,560,814       27,893,539       53,503,068
                                                    ---------------   --------------   --------------   --------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                       $     5,432,319   $   35,837,860   $   28,898,987   $   53,541,170
                                                    ===============   ==============   ==============   ==============
  * Foreign taxes withheld                          $            --   $       79,438   $      182,081   $      162,582
                                                    ---------------   --------------   --------------   --------------

                                                       EMERGING
                                                        MARKETS       INTERNATIONAL    INTERNATIONAL  U.S. HIGH YIELD
YEAR ENDED MARCH 31, 2006                            OPPORTUNITIES   SYSTEMATIC (1)   ALL CAP GROWTH         BOND
---------------------------------------------------------------------------------------------------------------------
  Investment Income
    Dividends, net of foreign taxes*                $      809,844   $       46,266   $      402,509   $           --
    Interest                                                14,902               --            8,631       10,822,666
                                                    --------------   --------------   --------------   --------------
  Total Income                                             824,746           46,266          411,140       10,822,666
                                                    --------------   --------------   --------------   --------------
  Expenses
    Advisory fee                                           247,884           13,394          325,948          584,933
    Accounting fees                                         17,825            1,528           74,162          127,228
    Administration fee                                      35,801            4,127           10,901           49,435
    Custodian fees                                         118,808           29,473           32,488           44,604
    Transfer agent fees and expenses                        24,414           13,487           24,330           27,030
    Shareholder servicing fees                              40,340            3,329            5,085           87,769
    Administrative services fee                             39,980            3,144            5,085           78,982
    Professional fees                                       17,613            1,588           16,153           73,163
    Shareholder reporting                                   14,723              859            9,912           18,133
    Registration fees                                       20,579               48           14,261           19,033
    Trustees'fees and expenses                               3,020              239            4,267           16,744
    Interest and credit facility fee                         2,124               32               57            2,586
    Insurance                                                1,211               --            1,085           21,364
    Miscellaneous                                            3,926              831            4,324           16,699
                                                    --------------   --------------   --------------   --------------
  Total Expenses                                           588,248           72,079          528,058        1,167,703
  Expense offset                                          (132,388)          (3,627)          (6,576)        (111,760)
  Expenses (reimbursed)/recouped                          (137,239)         (41,335)        (132,617)        (264,450)
                                                    --------------   --------------   --------------   --------------
  Net Expenses                                             318,621           27,117          388,865          791,493
                                                    --------------   --------------   --------------   --------------
  Net Investment Income (Loss)                             506,125           19,149           22,275       10,031,173
                                                    --------------   --------------   --------------   --------------
  Net Realized and Unrealized
    Gain (Loss) on Investments
  Realized gain from:
    Securities                                           8,873,700          336,972        6,874,493        1,896,197
    Foreign currency transactions                         (151,165)             (72)         (65,748)              --
                                                    --------------   --------------   --------------   --------------
    Net realized gain (loss)                             8,722,535          336,900        6,808,745        1,896,197
                                                    --------------   --------------   --------------   --------------
  Change in unrealized appreciation
    (depreciation) of:
    Investments                                          4,120,030          791,508          781,634       (1,320,960)
    Other assets and liabilities denominated in
      foreign currencies                                    21,365             (144)            (111)              --
                                                    --------------   --------------   --------------   --------------
  Net unrealized appreciation (depreciation)             4,141,395          791,364          781,523       (1,320,960)
                                                    --------------   --------------   --------------   --------------
  Net Gain (Loss) on Investments                        12,863,930        1,128,264        7,590,268          575,237
                                                    --------------   --------------   --------------   --------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                       $   13,370,055   $    1,147,413   $    7,612,543   $   10,606,410
                                                    ==============   ==============   ==============   ==============
  * Foreign taxes withheld                          $       86,768   $        3,042   $       55,514   $           --
                                                    --------------   --------------   --------------   --------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                            U.S. MICRO CAP              U.S. EMERGING GROWTH
                                                    -----------------------------   -----------------------------
YEARS ENDED MARCH 31                                     2006           2005             2006           2005
-----------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets from
    Investment Operations:
    Net investment income (loss)                    $    (576,352)  $    (548,233)  $    (131,488)  $    (208,527)
    Net realized gain (loss)                           13,711,832      (2,416,911)      3,962,899       3,800,670
    Net unrealized appreciation (depreciation)         11,455,610      (3,296,868)        241,623      (4,281,928)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from
    investment operations                              24,591,090      (6,262,012)      4,073,034        (689,785)
                                                    -------------   -------------   -------------   -------------
  Distributions to Shareholders:
    From net investment income                                 --              --              --              --
    From net realized gains                            (1,668,172)     (4,336,439)         (7,167)             --
                                                    -------------   -------------   -------------   -------------
  Total distributions                                  (1,668,172)     (4,336,439)         (7,167)             --
                                                    -------------   -------------   -------------   -------------
  From Capital Share Transactions:
    Proceeds from shares sold
    Class I                                             8,572,354      35,151,206       1,499,847       1,968,884
    Class II                                               38,388      14,157,049              --              --
    Class IV                                                   --              --              --              --
    Class R                                                    --              --         350,928         575,960
    Distributions reinvested
    Class I                                             1,439,456       3,478,525           5,184              --
    Class II                                              165,230         770,144              --              --
    Class IV                                                   --              --              --              --
    Class R                                                    --              --           1,983              --
    Cost of shares redeemed
    Class I                                           (22,059,033)    (27,283,804)     (9,948,897)    (21,275,687)
    Class II                                          (11,592,735)       (104,807)             --              --
    Class IV                                                   --              --              --              --
    Class R                                                    --              --      (1,804,143)       (898,510)
    Net assets received in conjunction with
      merger agreement
    Class IV                                                   --              --              --              --
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets
    from share transactions                           (23,436,340)     26,168,313      (9,895,098)    (19,629,353)
                                                    -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets                  (513,422)     15,569,862      (5,829,231)    (20,319,138)
  Net Assets
    Beginning                                          84,446,353      68,876,491      15,723,662      36,042,800
                                                    -------------   -------------   -------------   -------------
    Ending                                          $  83,932,931   $  84,446,353   $   9,894,431   $  15,723,662
                                                    =============   =============   =============   =============
    Undistributed net investment
      income (loss), ending                         $          --   $          --   $          --   $          --
                                                    =============   =============   =============   =============
  Class I -- Capital Share Activity
    Shares sold                                           583,935       2,477,916         129,381         209,252
    Distributions reinvested                               97,656         262,332             460              --
    Shares redeemed                                    (1,600,418)     (2,031,573)       (879,179)     (2,315,669)
                                                    =============   =============   =============   =============
    Net Class I Share Activity                           (918,827)        708,675        (749,338)     (2,106,417)
                                                    =============   =============   =============   =============
  Class II -- Capital Share Activity
    Shares sold                                             2,726       1,133,021              --              --
    Distributions reinvested                               11,172          58,036              --              --
    Shares redeemed                                      (861,481)         (7,758)             --              --
                                                    =============   =============   =============   =============
    Net Class II Share Activity                          (847,583)      1,183,299              --              --
                                                    =============   =============   =============   =============
  Class III -- Capital Share Activity
    Shares sold                                                --              --              --              --
    Shares redeemed                                            --              --              --              --
                                                    =============   =============   =============   =============
    Net Class III Share Activity                               --              --              --              --
                                                    =============   =============   =============   =============
  Class IV -- Capital Share Activity
    Shares sold                                                --              --              --              --
    Distributions reinvested                                   --              --              --              --
    Shares redeemed                                            --              --              --              --
                                                    =============   =============   =============   =============
    Net Class IV Share Activity                                --              --              --              --
                                                    =============   =============   =============   =============
  Class R -- Capital Share Activity
    Shares sold                                                --              --          31,266          61,609
    Distributions reinvested                                   --              --             178              --
    Shares redeemed                                            --              --        (181,217)        (94,910)
                                                    =============   =============   =============   =============
    Net Class R Share Activity                                 --              --        (149,773)        (33,301)
                                                    =============   =============   =============   =============

                                                         U.S. SMALL CAP VALUE
                                                    -----------------------------
YEARS ENDED MARCH 31                                     2006           2005
---------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets from
    Investment Operations:
    Net investment income (loss)                    $     795,961   $      97,437
    Net realized gain (loss)                           14,420,355       8,644,160
    Net unrealized appreciation (depreciation)         11,266,796      (1,752,501)
                                                    -------------   -------------
  Net increase (decrease) in net assets from
    investment operations                              26,483,112       6,989,096
                                                    -------------   -------------
  Distributions to Shareholders:
    From net investment income                           (415,210)        (54,300)
    From net realized gains                            (7,768,635)     (8,482,337)
                                                    -------------   -------------
  Total distributions                                  (8,183,845)     (8,536,637)
                                                    -------------   -------------
  From Capital Share Transactions:
    Proceeds from shares sold
    Class I                                            33,364,315      64,014,161
    Class II                                           20,190,331      17,909,758
    Class IV                                                   --              --
    Class R                                                70,738         670,138
    Distributions reinvested
    Class I                                             6,277,485       8,024,945
    Class II                                            1,741,176         408,836
    Class IV                                                   --              --
    Class R                                                43,447              --
    Cost of shares redeemed
    Class I                                           (19,888,795)    (50,897,777)
    Class II                                             (128,724)             --
    Class IV                                                   --              --
    Class R                                              (110,870)         (7,316)
    Net assets received in conjunction with
      merger agreement
    Class IV                                                   --              --
                                                    -------------   -------------
  Net increase (decrease) in net assets
    from share transactions                            41,559,103      40,122,745
                                                    -------------   -------------
  Net Increase (Decrease) in Net Assets                59,858,370      38,575,204
  Net Assets
    Beginning                                         104,366,468      65,791,264
                                                    -------------   -------------
    Ending                                          $ 164,224,838   $ 104,366,468
                                                    =============   =============
    Undistributed net investment
      income (loss), ending                         $     207,964   $          --
                                                    =============   =============
  Class I -- Capital Share Activity
    Shares sold                                         1,831,695       3,657,363
    Distributions reinvested                              350,697         464,406
    Shares redeemed                                    (1,075,546)     (2,909,001)
                                                    =============   =============
    Net Class I Share Activity                          1,106,846       1,212,768
                                                    =============   =============
  Class II -- Capital Share Activity
    Shares sold                                         1,079,112         993,783
    Distributions reinvested                               97,436          23,686
    Shares redeemed                                        (6,971)             --
                                                    =============   =============
    Net Class II Share Activity                         1,169,577       1,017,469
                                                    =============   =============
  Class III -- Capital Share Activity
    Shares sold                                                --              --
    Shares redeemed                                            --              --
                                                    =============   =============
    Net Class III Share Activity                               --              --
                                                    =============   =============
  Class IV -- Capital Share Activity
    Shares sold                                                --              --
    Distributions reinvested                                   --              --
    Shares redeemed                                            --              --
                                                    =============   =============
    Net Class IV Share Activity                                --              --
                                                    =============   =============
  Class R -- Capital Share Activity
    Shares sold                                             3,853          38,257
    Distributions reinvested                                2,427              --
    Shares redeemed                                        (6,024)           (415)
                                                    =============   =============
    Net Class R Share Activity                                256          37,842
                                                    =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                           U.S. SYSTEMATIC
                                                         U.S. LARGE CAP VALUE             LARGE CAP GROWTH
                                                    -----------------------------   -----------------------------
YEARS ENDED MARCH 31                                    2006            2005            2006            2005
-----------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets from
    Investment Operations:
    Net investment income (loss)                    $     272,042   $     363,112   $       1,377   $      26,492
    Net realized gain (loss)                            1,864,853       1,535,914         795,200       1,661,538
    Net unrealized appreciation (depreciation)            445,579         542,896         692,335      (1,198,653)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from
    investment operations                               2,582,474       2,441,922       1,488,912         489,377
                                                    -------------   -------------   -------------   -------------
  Distributions to Shareholders:
    From net investment income                           (363,116)       (308,287)        (26,492)             --
    From net realized gains                                    --              --              --              --
                                                    -------------   -------------   -------------   -------------
  Total distributions                                    (363,116)       (308,287)        (26,492)             --
                                                    -------------   -------------   -------------   -------------
  From Capital Share Transactions:
    Proceeds from shares sold
    Class I                                             6,081,743       6,528,160       3,132,257         240,548
    Class II                                                   --              --       3,424,053              --
    Class IV                                                   --              --              --              --
    Class R                                               253,866         584,575         501,618         753,732
    Distributions reinvested
    Class I                                               313,005         206,894              --              --
    Class II                                                   --              --          26,492              --
    Class IV                                                   --              --              --              --
    Class R                                                50,110         101,393              --              --
    Cost of shares redeemed
    Class I                                            (3,449,778)     (3,793,816)     (3,624,807)     (3,102,539)
    Class II                                                   --              --              --              --
    Class IV                                                   --              --              --              --
    Class R                                            (4,225,956)     (1,814,722)     (4,555,093)     (2,029,789)
    Net assets received in conjunction with
      merger agreement
    Class IV                                                   --              --              --              --
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets
    from share transactions                              (977,010)      1,812,484      (1,095,480)     (4,138,048)
                                                    -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets                 1,242,348       3,946,119         366,940      (3,648,671)
  Net Assets
    Beginning                                          24,994,606      21,048,487      10,098,390      13,747,061
                                                    -------------   -------------   -------------   -------------
    Ending                                          $  26,236,954   $  24,994,606   $  10,465,330   $  10,098,390
                                                    =============   =============   =============   =============
    Undistributed net investment
      income (loss), ending                         $     272,037   $     363,111   $       1,377   $      26,492
                                                    =============   =============   =============   =============
  Class I -- Capital Share Activity
    Shares sold                                           218,484         257,276         208,507          15,848
    Distributions reinvested                               11,215           7,961              --              --
    Shares redeemed                                      (125,785)       (148,861)       (220,921)       (199,645)
                                                    =============   =============   =============   =============
    Net Class I Share Activity                            103,914         116,376         (12,414)       (183,797)
                                                    =============   =============   =============   =============
  Class II -- Capital Share Activity
    Shares sold                                                --              --         209,270              --
    Distributions reinvested                                   --              --           1,596              --
    Shares redeemed                                            --              --              --              --
                                                    =============   =============   =============   =============
    Net Class II Share Activity                                --              --         210,866              --
                                                    =============   =============   =============   =============
  Class III -- Capital Share Activity
    Shares sold                                                --              --              --              --
    Shares redeemed                                            --              --              --              --
                                                    =============   =============   =============   =============
    Net Class III Share Activity                               --              --              --              --
                                                    =============   =============   =============   =============
  Class IV -- Capital Share Activity
    Shares sold                                                --              --              --              --
    Distributions reinvested                                   --              --              --              --
    Shares redeemed                                            --              --              --              --
                                                    =============   =============   =============   =============
    Net Class IV Share Activity                                --              --              --              --
                                                    =============   =============   =============   =============
  Class R -- Capital Share Activity
    Shares sold                                             9,217          23,362          31,429          50,204
    Distributions reinvested                                1,792           3,912              --              --
    Shares redeemed                                      (157,044)        (70,407)       (289,950)       (134,105)
                                                    =============   =============   =============   =============
    Net Class R Share Activity                           (146,035)        (43,133)       (258,521)        (83,901)
                                                    =============   =============   =============   =============

                                                           U.S. SYSTEMATIC
                                                            MIDCAP GROWTH                 U.S. CONVERTIBLE
                                                    -----------------------------   -----------------------------
YEARS ENDED MARCH 31                                    2006            2005            2006            2005
-----------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets from
    Investment Operations:
    Net investment income (loss)                    $     (23,484)  $     (21,306)  $     409,204   $     704,060
    Net realized gain (loss)                            1,932,084         770,346       5,286,535       3,618,730
    Net unrealized appreciation (depreciation)          1,599,679        (600,304)       (263,420)     (3,078,628)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from
    investment operations                               3,508,279         148,736       5,432,319       1,244,162
                                                    -------------   -------------   -------------   -------------
  Distributions to Shareholders:
    From net investment income                                 --              --        (776,075)       (802,756)
    From net realized gains                              (863,189)             --      (1,442,402)     (2,016,444)
                                                    -------------   -------------   -------------   -------------
  Total distributions                                    (863,189)             --      (2,218,477)     (2,819,200)
                                                    -------------   -------------   -------------   -------------
  From Capital Share Transactions:
    Proceeds from shares sold
    Class I                                               474,215          74,485       3,537,830       2,125,817
    Class II                                           21,772,058              --       3,353,900              --
    Class IV                                            1,054,818              --              --              --
    Class R                                                    --              --              --              --
    Distributions reinvested
    Class I                                               106,463              --       2,002,954       2,711,864
    Class II                                              661,945              --         178,843              --
    Class IV                                               94,576              --              --              --
    Class R                                                    --              --              --              --
    Cost of shares redeemed
    Class I                                            (3,604,980)       (241,493)    (12,423,302)    (17,968,407)
    Class II                                           (1,978,651)             --            (329)             --
    Class IV                                           (2,774,114)     (6,160,891)             --              --
    Class R                                                    --              --              --              --
    Net assets received in conjunction with
      merger agreement
    Class IV                                                   --       7,666,060              --              --
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets
    from share transactions                            15,806,330       1,338,161      (3,350,104)    (13,130,726)
                                                    -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets                18,451,420       1,486,897        (136,262)    (14,705,764)
  Net Assets
    Beginning                                           6,834,203       5,347,306      35,397,042      50,102,806
                                                    -------------   -------------   -------------   -------------
    Ending                                          $  25,285,623   $   6,834,203   $  35,260,780   $  35,397,042
                                                    =============   =============   =============   =============
    Undistributed net investment
      income (loss), ending                         $          --   $          --   $      96,931   $     150,974
                                                    =============   =============   =============   =============
  Class I -- Capital Share Activity
    Shares sold                                            37,339           7,357         154,320          93,699
    Distributions reinvested                                9,043              --          86,189         120,111
    Shares redeemed                                      (309,803)        (27,458)       (530,327)       (804,648)
                                                    =============   =============   =============   =============
    Net Class I Share Activity                           (263,421)        (20,101)       (289,818)       (590,838)
                                                    =============   =============   =============   =============
  Class II -- Capital Share Activity
    Shares sold                                         1,778,810              --         140,172              --
    Distributions reinvested                               56,144              --           7,706              --
    Shares redeemed                                      (156,138)             --             (14)             --
                                                    =============   =============   =============   =============
    Net Class II Share Activity                         1,678,816              --         147,864              --
                                                    =============   =============   =============   =============
  Class III -- Capital Share Activity
    Shares sold                                                --              --              --              --
    Shares redeemed                                            --              --              --              --
                                                    =============   =============   =============   =============
    Net Class III Share Activity                               --              --              --              --
                                                    =============   =============   =============   =============
  Class IV -- Capital Share Activity
    Shares sold                                            98,798         690,636              --              --
    Distributions reinvested                                8,021              --              --              --
    Shares redeemed                                      (225,497)       (571,958)             --              --
                                                    =============   =============   =============   =============
    Net Class IV Share Activity                          (118,678)        118,678              --              --
                                                    =============   =============   =============   =============
  Class R -- Capital Share Activity
    Shares sold                                                --              --              --              --
    Distributions reinvested                                   --              --              --              --
    Shares redeemed                                            --              --              --              --
                                                    =============   =============   =============   =============
    Net Class R Share Activity                                 --              --              --              --
                                                    =============   =============   =============   =============

                                                                             GLOBAL SELECT               INTERNATIONAL GROWTH
                                                                    -----------------------------   -----------------------------
PERIODS ENDED MARCH 31                                                   2006            2005            2006            2005
---------------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) In Net Assets from Investment Operations:
    Net investment income                                           $     277,046   $     526,419   $   1,005,448   $     640,795
    Net realized gain                                                  22,090,673      13,051,329      19,987,251      18,736,998
    Net unrealized appreciation (depreciation)                         13,470,141      (1,033,846)      7,906,288     (10,100,763)
                                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from investment operations     35,837,860      12,543,902      28,898,987       9,277,030
                                                                    -------------   -------------   -------------   -------------
  Distributions to Shareholders:
    From net investment income                                           (297,555)             --              --        (327,979)
    From net realized gains                                            (9,700,448)     (7,767,831)    (15,080,798)     (2,360,474)
                                                                    -------------   -------------   -------------   -------------
  Total distributions                                                  (9,998,003)     (7,767,831)    (15,080,798)     (2,688,453)
                                                                    -------------   -------------   -------------   -------------
  From Capital Share Transactions:
    Proceeds from shares sold
      Class I                                                          20,080,568      24,166,928       6,546,866       6,031,712
      Class II                                                         21,725,096      28,492,987      53,840,583              --
      Class III                                                                --              --              --              --
      Class IV                                                                 --              --      45,381,290              --
      Class R                                                                  --              --         670,079         431,257
    Distributions reinvested
      Class I                                                           4,052,988       3,702,143       6,615,202         991,479
      Class II                                                          5,377,960       3,494,951              --              --
      Class III                                                                --              --              --         995,381
      Class IV                                                                 --              --       8,221,384         658,803
      Class R                                                                  --              --         216,270          39,004
    Cost of shares redeemed
      Class I                                                         (24,718,526)    (42,957,378)    (13,487,399)    (19,994,044)
      Class II                                                        (10,186,408)       (156,677)             --     (15,355,579)
      Class III                                                                --              --     (43,546,717)             --
      Class IV                                                                 --              --     (82,681,011)        (34,895)
      Class R                                                                  --              --        (999,155)     (7,774,143)
    Net assets received in conjunction with merger agreement
      Class I                                                                  --              --              --              --
      Class II                                                                 --              --              --              --
                                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from share transactions        16,331,678      16,742,954     (19,222,608)    (34,011,025)
                                                                    -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets                                42,171,535      21,519,025      (5,404,419)    (27,422,448)
  Net Assets
    Beginning                                                         135,662,913     114,143,888     109,570,794     136,993,242
                                                                    -------------   -------------   -------------   -------------
    Ending                                                          $ 177,834,448   $ 135,662,913   $ 104,166,375   $ 109,570,794
                                                                    =============   =============   =============   =============
  Undistributed net investment income (loss), ending                $      53,117   $     180,559   $     461,278   $    (263,355)
                                                                    =============   =============   =============   =============
  Class I -- Capital Share Activity
    Shares sold                                                         1,183,767       1,574,870         305,670         309,079
    Distributions reinvested                                              241,393         233,721         340,639          50,049
    Shares redeemed                                                    (1,462,753)     (2,726,407)       (646,622)     (1,031,238)
    Shares received in conjunction with merger agreement                       --              --              --              --
                                                                    =============   =============   =============   =============
    Net Class I Share Activity                                            (37,593)       (917,816)           (313)       (672,110)
                                                                    =============   =============   =============   =============
  Class II -- Capital Share Activity
    Shares sold                                                         1,283,290       1,811,742       2,488,012              --
    Distributions reinvested                                              320,307         220,641              --              --
    Shares redeemed                                                      (621,513)         (9,803)             --        (825,784)
    Shares received in conjunction with merger agreement                       --              --              --              --
                                                                    =============   =============   =============   =============
    Net Class II Share Activity                                           982,084       2,022,580       2,488,012        (825,784)
                                                                    =============   =============   =============   =============
  Class III -- Capital Share Activity
    Shares sold                                                                --              --              --              --
    Distributions reinvested                                                   --              --              --          50,425
    Shares redeemed                                                            --              --      (1,979,233)             --
                                                                    =============   =============   =============   =============
    Net Class III Share Activity                                               --              --      (1,979,233)         50,425
                                                                    =============   =============   =============   =============
  Class IV -- Capital Share Activity
    Shares sold                                                                --              --       2,059,584              --
    Distributions reinvested                                                   --              --         422,693          33,340
    Shares redeemed                                                            --              --      (3,755,023)         (1,793)
                                                                    =============   =============   =============   =============
    Net Class IV Share Activity                                                --              --      (1,272,746)         31,547
                                                                    =============   =============   =============   =============
  Class R -- Capital Share Activity
    Shares sold                                                                --              --          30,959          22,903
    Distributions reinvested                                                   --              --          11,347           1,994
    Shares redeemed                                                            --              --         (49,170)       (426,253)
                                                                    =============   =============   =============   =============
    Net Class R Share Activity                                                 --              --          (6,864)       (401,356)
                                                                    =============   =============   =============   =============

(1)  COMMENCED OPERATIONS ON 7/06/05

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             INTERNATIONAL                EMERGING MARKETS
                                                                         GROWTH OPPORTUNITIES               OPPORTUNITIES
                                                                    -----------------------------   -----------------------------
PERIODS ENDED MARCH 31                                                   2006            2005            2006            2005
---------------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) In Net Assets from Investment Operations:
    Net investment income                                           $      38,102   $   1,174,557   $     506,125   $      47,263
    Net realized gain                                                  28,684,670      23,326,597       8,722,535       1,823,581
    Net unrealized appreciation (depreciation)                         24,818,398      (7,631,977)      4,141,395         406,526
                                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from investment operations     53,541,170      16,869,177      13,370,055       2,277,370
                                                                    -------------   -------------   -------------   -------------
  Distributions to Shareholders:
    From net investment income                                           (909,444)       (378,002)       (393,841)        (10,112)
    From net realized gains                                                    --              --              --              --
                                                                    -------------   -------------   -------------   -------------
  Total distributions                                                    (909,444)       (378,002)       (393,841)        (10,112)
                                                                    -------------   -------------   -------------   -------------
  From Capital Share Transactions:
    Proceeds from shares sold
      Class I                                                          36,863,789      11,251,408       7,698,450       8,419,651
      Class II                                                         10,543,685          26,839      12,723,002          21,697
      Class III                                                         6,971,235              --              --              --
      Class IV                                                         33,326,621              --              --              --
      Class R                                                                  --              --              --              --
    Distributions reinvested
      Class I                                                             456,359         122,273         306,892          10,106
      Class II                                                            132,879         241,302          27,984              --
      Class III                                                            56,269              --              --              --
      Class IV                                                            215,598              --              --              --
      Class R                                                                  --              --              --              --
    Cost of shares redeemed
      Class I                                                         (15,469,116)    (18,459,658)    (23,859,520)       (465,382)
      Class II                                                        (24,544,547)    (33,387,515)     (9,896,005)             --
      Class III                                                        (2,000,000)             --              --              --
      Class IV                                                         (8,540,000)             --              --              --
      Class R                                                                  --              --              --              --
    Net assets received in conjunction with merger agreement
      Class I                                                                  --              --              --      16,335,599
      Class II                                                                 --              --              --       9,039,571
                                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from share transactions        38,012,772     (40,205,351)    (12,999,197)     33,361,242
                                                                    -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets                                90,644,498     (23,714,176)        (22,983)     35,628,500
  Net Assets
    Beginning                                                          90,695,514     114,409,690      35,628,500              --
                                                                    -------------   -------------   -------------   -------------
    Ending                                                          $ 181,340,012   $  90,695,514   $  35,605,517   $  35,628,500
                                                                    =============   =============   =============   =============
  Undistributed net investment income (loss), ending                $          --   $     827,487   $     (19,983)  $        (380)
                                                                    =============   =============   =============   =============
  Class I -- Capital Share Activity
    Shares sold                                                           927,308         362,089         443,937         836,364
    Distributions reinvested                                               11,669           3,766          19,121             801
    Shares redeemed                                                      (362,293)       (616,612)     (1,558,483)        (37,075)
    Shares received in conjunction with merger agreement                       --              --              --       1,301,633
                                                                    =============   =============   =============   =============
    Net Class I Share Activity                                            576,684        (250,757)     (1,095,425)      2,101,723
                                                                    =============   =============   =============   =============
  Class II -- Capital Share Activity
    Shares sold                                                           301,249             898         756,782           1,731
    Distributions reinvested                                                3,389           7,429           1,740              --
    Shares redeemed                                                      (659,426)     (1,051,601)       (760,151)             --
    Shares received in conjunction with merger agreement                       --              --              --         720,374
                                                                    =============   =============   =============   =============
    Net Class II Share Activity                                          (354,788)     (1,043,274)         (1,629)        722,105
                                                                    =============   =============   =============   =============
  Class III -- Capital Share Activity
    Shares sold                                                           177,565              --              --              --
    Distributions reinvested                                                1,440              --              --              --
    Shares redeemed                                                       (43,243)             --              --              --
                                                                    =============   =============   =============   =============
    Net Class III Share Activity                                          135,762              --              --              --
                                                                    =============   =============   =============   =============
  Class IV -- Capital Share Activity
    Shares sold                                                           902,575              --              --              --
    Distributions reinvested                                                5,513              --              --              --
    Shares redeemed                                                      (221,645)             --              --              --
                                                                    =============   =============   =============   =============
    Net Class IV Share Activity                                           686,443              --              --              --
                                                                    =============   =============   =============   =============
  Class R -- Capital Share Activity
    Shares sold                                                                --              --              --              --
    Distributions reinvested                                                   --              --              --              --
    Shares redeemed                                                            --              --              --              --
                                                                    =============   =============   =============   =============
    Net Class R Share Activity                                                 --              --              --              --
                                                                    =============   =============   =============   =============

                                                                    INTERNATIONAL            INTERNATIONAL
                                                                    SYSTEMATIC (1)          ALL CAP GROWTH
                                                                    --------------   -----------------------------
PERIODS ENDED MARCH 31                                                   2006             2006            2005
------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) In Net Assets from Investment Operations:
    Net investment income                                           $       19,149   $      22,275   $      49,920
    Net realized gain                                                      336,900       6,808,745       4,719,908
    Net unrealized appreciation (depreciation)                             791,364         781,523      (1,393,822)
                                                                    --------------   -------------   -------------
  Net increase (decrease) in net assets from investment operations       1,147,413       7,612,543       3,376,006
                                                                    --------------   -------------   -------------
  Distributions to Shareholders:
    From net investment income                                              (4,289)        (13,020)       (137,060)
    From net realized gains                                                (52,748)             --              --
                                                                    --------------   -------------   -------------
  Total distributions                                                      (57,037)        (13,020)       (137,060)
                                                                    --------------   -------------   -------------
  From Capital Share Transactions:
    Proceeds from shares sold
      Class I                                                            3,608,886         262,832       1,892,025
      Class II                                                                  --              --              --
      Class III                                                                 --              --              --
      Class IV                                                                  --              --              --
      Class R                                                                   --              --              --
    Distributions reinvested
      Class I                                                               57,037          13,020         137,060
      Class II                                                                  --              --              --
      Class III                                                                 --              --              --
      Class IV                                                                  --              --              --
      Class R                                                                   --              --              --
    Cost of shares redeemed
      Class I                                                              (94,165)    (21,173,301)        (66,622)
      Class II                                                                  --              --              --
      Class III                                                                 --              --              --
      Class IV                                                                  --              --              --
      Class R                                                                   --              --              --
    Net assets received in conjunction with merger agreement
      Class I                                                                   --              --              --
      Class II                                                                  --              --              --
                                                                    --------------   -------------   -------------
  Net increase (decrease) in net assets from share transactions          3,571,758     (20,897,449)      1,962,463
                                                                    --------------   -------------   -------------
  Net Increase (Decrease) in Net Assets                                  4,662,134     (13,297,926)      5,201,409
  Net Assets
    Beginning                                                                   --      33,859,957      28,658,548
                                                                    --------------   -------------   -------------
    Ending                                                          $    4,662,134   $  20,562,031   $  33,859,957
                                                                    ==============   =============   =============
  Undistributed net investment income (loss), ending                $       15,135   $     (29,652)  $       8,108
                                                                    ==============   =============   =============
  Class I -- Capital Share Activity
    Shares sold                                                            342,323       1,672,171         224,038
    Distributions reinvested                                                 4,694           1,238          15,827
    Shares redeemed                                                         (6,824)     (3,820,232)         (7,814)
    Shares received in conjunction with merger agreement                        --              --              --
                                                                    ==============   =============   =============
    Net Class I Share Activity                                             340,193      (2,147,423)        232,051
                                                                    ==============   =============   =============
  Class II -- Capital Share Activity
    Shares sold                                                                 --              --              --
    Distributions reinvested                                                    --              --              --
    Shares redeemed                                                             --              --              --
    Shares received in conjunction with merger agreement                        --              --              --
                                                                    ==============   =============   =============
    Net Class II Share Activity                                                 --              --              --
                                                                    ==============   =============   =============
  Class III -- Capital Share Activity
    Shares sold                                                                 --              --              --
    Distributions reinvested                                                    --              --              --
    Shares redeemed                                                             --              --              --
                                                                    ==============   =============   =============
    Net Class III Share Activity                                                --              --              --
                                                                    ==============   =============   =============
  Class IV -- Capital Share Activity
    Shares sold                                                                 --              --              --
    Distributions reinvested                                                    --              --              --
    Shares redeemed                                                             --              --              --
                                                                    ==============   =============   =============
    Net Class IV Share Activity                                                 --              --              --
                                                                    ==============   =============   =============
  Class R -- Capital Share Activity
    Shares sold                                                                 --              --              --
    Distributions reinvested                                                    --              --              --
    Shares redeemed                                                             --              --              --
                                                                    ==============   =============   =============
    Net Class R Share Activity                                                  --              --              --
                                                                    ==============   =============   =============

                                                                         U.S. HIGH YIELD BOND
                                                                    -----------------------------
PERIODS ENDED MARCH 31                                                   2006            2005
-------------------------------------------------------------------------------------------------
  Increase (Decrease) In Net Assets from Investment Operations:
    Net investment income                                           $  10,031,173   $  14,073,026
    Net realized gain                                                   1,896,197       1,308,142
    Net unrealized appreciation (depreciation)                         (1,320,960)     (5,352,084)
                                                                    -------------   -------------
  Net increase (decrease) in net assets from investment operations     10,606,410      10,029,084
                                                                    -------------   -------------
  Distributions to Shareholders:
    From net investment income                                        (10,900,316)    (14,966,784)
    From net realized gains                                                    --         (83,400)
                                                                    -------------   -------------
  Total distributions                                                 (10,900,316)    (15,050,184)
                                                                    -------------   -------------
  From Capital Share Transactions:
    Proceeds from shares sold
      Class I                                                          18,574,415      79,787,315
      Class II                                                            108,109      20,007,367
      Class III                                                                --              --
      Class IV                                                                 --              --
      Class R                                                                  --              --
    Distributions reinvested
      Class I                                                           6,754,819      11,194,655
      Class II                                                             13,019          24,462
      Class III                                                                --              --
      Class IV                                                                 --              --
      Class R                                                                  --              --
    Cost of shares redeemed
      Class I                                                         (75,706,764)    (57,720,694)
      Class II                                                             (1,067)    (44,946,652)
      Class III                                                                --              --
      Class IV                                                                 --              --
      Class R                                                                  --              --
    Net assets received in conjunction with merger agreement
      Class I                                                                  --              --
      Class II                                                                 --              --
                                                                    -------------   -------------
  Net increase (decrease) in net assets from share transactions       (50,257,469)      8,346,453
                                                                    -------------   -------------
  Net Increase (Decrease) in Net Assets                               (50,551,375)      3,325,353
  Net Assets
    Beginning                                                         174,386,640     171,061,287
                                                                    -------------   -------------
    Ending                                                          $ 123,835,265   $ 174,386,640
                                                                    =============   =============
  Undistributed net investment income (loss), ending                $     128,517   $          --
                                                                    =============   =============
  Class I -- Capital Share Activity
    Shares sold                                                         1,854,714       7,724,084
    Distributions reinvested                                              674,088       1,093,440
    Shares redeemed                                                    (7,523,270)     (5,581,872)
    Shares received in conjunction with merger agreement                       --              --
                                                                    =============   =============
    Net Class I Share Activity                                         (4,994,468)      3,235,652
                                                                    =============   =============
  Class II -- Capital Share Activity
    Shares sold                                                            10,737       1,927,496
    Distributions reinvested                                                1,302           2,379
    Shares redeemed                                                          (107)     (4,345,722)
    Shares received in conjunction with merger agreement                       --              --
                                                                    =============   =============
    Net Class II Share Activity                                            11,932      (2,415,847)
                                                                    =============   =============
  Class III -- Capital Share Activity
    Shares sold                                                                --              --
    Distributions reinvested                                                   --              --
    Shares redeemed                                                            --              --
                                                                    =============   =============
    Net Class III Share Activity                                               --              --
                                                                    =============   =============
  Class IV -- Capital Share Activity
    Shares sold                                                                --              --
    Distributions reinvested                                                   --              --
    Shares redeemed                                                            --              --
                                                                    =============   =============
    Net Class IV Share Activity                                                --              --
                                                                    =============   =============
  Class R -- Capital Share Activity
    Shares sold                                                                --              --
    Distributions reinvested                                                   --              --
    Shares redeemed                                                            --              --
                                                                    =============   =============
    Net Class R Share Activity                                                 --              --
                                                                    =============   =============

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

Nicholas-Applegate Institutional Funds (the "Trust") is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of fourteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds have issued Class I shares ("Class I"), ten Funds have issued Class II shares ("Class II"), one Fund has issued Class III shares ("Class III"), one Fund has issued Class IV shares ("Class IV") and five Funds have issued Retirement shares ("Class R"). No shares have a sales charge. Class R has a distribution fee. All Funds had a shareholder services fee until January 23, 2006. The Funds offering Class I, Class II, Class III and Class IV shares are covered in this report.

On November 18, 2005, Nicholas-Applegate International All Cap Growth Fund, a series of the Trust, acquired substantially all of the assets and liabilities of the Nicholas-Applegate International Fund (formerly, Duncan-Hurst International Growth Fund) a series of the Professionally Managed Portfolios. Pursuant to the terms of the Agreement and Plan of Reorganization, the Duncan-Hurst International Fund shareholders became entitled to receive an equivalent dollar amount of full and fractional shares of common stock of the Fund. Based on the net asset values of the Duncan-Hurst International Fund as of November 18, 2005, the conversion ratio was 1.0 shares of the Fund for each share of Duncan-Hurst International Fund. Based upon the opinion of Fund counsel, the reorganization qualified as a tax-free for Federal income tax purposes, with no gain or loss recognized to the Funds or their shareholders.

On December 15, 2005 the names of the following Funds were changed to more accurately reflect their investment policies.

OLD                                                      NEW
-------------------------                     --------------------------
U.S. Mini Cap Growth                          U.S. Micro Cap
U. S. Systematic SMID Growth                  U. S. Systematic MidCap Growth

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bids and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

NON-U.S. CURRENCY TRANSACTIONS

At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy. There were no such forward non-U.S. currency contracts at March 31, 2006.

FUTURES CONTRACTS

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at March 31, 2006.

OPTIONS CONTRACTS

The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

EQUITY-LINKED SECURITIES

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, loose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The market value of securities on loan and the related collateral at the period ended March 31, 2006 were:

FUND                                            MARKET VALUE       COLLATERAL
------------------------------------------------------------------------------
U.S. Micro Cap                                 $  16,472,615     $  16,937,269
U.S. Emerging Growth                               1,014,096         1,039,350
U.S. Small Cap Value                               1,755,474         1,791,300
Global Select                                     13,594,813        14,147,932
International Growth                               7,261,574         7,590,839
International Growth Opportunities                15,465,544        16,618,898
Emerging Markets Opportunities                     1,005,143         1,114,375

CREDIT FACILITY

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2007. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. During the period ended March 31, 2006, the Emerging Markets Opportunities Fund borrowed against the credit facility for a period of six days. The average interest rate was 3.44%. At March 31, 2006, there were no outstanding borrowings on the credit facility.

COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

Many of the brokers with whom the Investment Adviser places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Funds custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds expenses. The Funds reduce expenses by offsets to custodial and other fees based upon the amount of securities lent to third parties and cash maintained with its custodian. These offset arrangements will have no effect on the amount of fees that the Investment Adviser must waive or expenses that it must otherwise reimburse under the Expense Limitation Agreement. During the period, the credits used to reduce the Funds expenses were:

                                                   CREDIT        DIRECTED       SECURITY
                                                  INTEREST      BROKERAGE       LENDING
FUND                                               OFFSET         OFFSET         OFFSET
----------------------------------------------------------------------------- ----------
U.S. Micro Cap                                       30,681        158,975       162,628
U.S. Emerging Growth                                 11,929         16,252        10,926
U.S. Small Cap Value                                315,317         64,582        28,746
U.S. Large Cap Value                                 13,142          7,248         5,155
U.S. Systematic Large Cap Growth                      2,487            252         6,075
U.S. Systematic MidCap Growth                        18,172            422        11,911
U.S. Convertible                                     29,228            169        23,687
Global Select                                        74,650        237,840        47,419
International Growth                                 63,410        239,010        78,919
International Growth Opportunities                  160,703         86,227       146,364
Emerging Markets Opportunities                        2,845         84,505        45,038
International Systematic                              2,672            955            --
International All Cap Growth                          6,186            390            --
U.S. High Yield Bond                                111,760             --            --

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C -- FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

DISTRIBUTIONS TO SHAREHOLDERS

The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

The tax characters of distributions paid during the fiscal year ended March 31, 2006 were as follows:

                                                                                DISTRIBUTION PAID FROM:
                                                  -------------------------------------------------------------------------------
                                                                       NET             TOTAL                            TOTAL
                                                     ORDINARY       LONG TERM         TAXABLE        TAX RETURN     DISTRIBUTIONS
FUND                                                  INCOME       CAPITAL GAIN    DISTRIBUTIONS     OF CAPITAL        PAID(1)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Micro Cap                                              --        1,668,172        1,668,172             --         1,668,172
U.S. Emerging Growth                                        --            7,167            7,167             --             7,167
U.S. Small Cap Value                                 2,708,994        5,474,851        8,183,845             --         8,183,845
U.S. Large Cap Value                                   363,116               --          363,116             --           363,116
U.S. Systematic Large Cap Growth                        26,492               --           26,492             --            26,492
U.S. Systematic MidCap Growth                          599,243          263,946          863,189             --           863,189
U.S. Convertible                                       776,075        1,442,402        2,218,477             --         2,218,477
Global Select                                        4,352,441        5,645,562        9,998,003             --         9,998,003
International Growth                                 7,292,658        7,788,140       15,080,798             --        15,080,798
International Growth Opportunities                     909,444               --          909,444             --           909,444
Emerging Markets Opportunities                         393,841               --          393,841             --           393,841
International Systematic Fund                           57,037               --           57,037             --            57,037
International All Cap Growth Fund                       13,020               --           13,020             --            13,020
U.S. High Yield Bond                                10,900,316               --       10,900,316             --        10,900,316

The tax characters of distributions paid during the fiscal year ended March 31, 2005 were as follows:

                                                                                DISTRIBUTION PAID FROM:
                                                  -------------------------------------------------------------------------------
                                                                       NET             TOTAL                            TOTAL
                                                     ORDINARY       LONG TERM         TAXABLE        TAX RETURN     DISTRIBUTIONS
FUND                                                  INCOME       CAPITAL GAIN    DISTRIBUTIONS     OF CAPITAL        PAID(1)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Micro Cap                                       1,735,886        2,600,553        4,336,439             --         4,336,439
U.S. Emerging Growth                                        --               --               --             --                --
U.S. Small Cap Value                                 4,987,214        3,549,423        8,536,637             --         8,536,637
U.S. Large Cap Value                                   308,287               --          308,287             --           308,287
U.S. Systematic Large Cap Growth                            --               --               --             --                --
U.S. Systematic MidCap Growth                               --               --               --             --                --
U.S. Convertible                                     2,819,200               --        2,819,200             --         2,819,200
Global Select                                        4,719,987        3,047,844        7,767,831             --         7,767,831
International Growth                                   327,979        2,360,474        2,688,453             --         2,688,453
International Growth Opportunities                     378,002               --          378,002             --           378,002
Emerging Markets Opportunities                          10,112               --           10,112             --            10,112
International Systematic                                    --               --               --             --                --
International All Cap Growth                           137,060               --               --             --           137,060
U.S. High Yield Bond                                14,966,784           83,400       15,050,184             --        15,050,184

As of March 31, 2006 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                              COMPONENTS OF ACCUMULATED EARNINGS/(DEFICIT):
                                   ------------------------------------------------------------------------------------------------
                                     UNDISTRIBUTED  UNDISTRIBUTED               ACCUMULATED       UNREALIZED          TOTAL
                                       ORDINARY      LONG-TERM     ACCUMULATED  CAPITAL AND      APPRECIATION/      ACCUMULATED
FUND                                    INCOME      CAPITAL GAINS    EARNINGS   OTHER LOSSES     (DEPRECIATION)   EARNING/(DEFICIT)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Micro Cap                           5,630,643      2,618,268    8,248,911            --         17,820,729(3)       26,069,640
U.S. Emerging Growth                            --             --           --    (7,178,932)(2)      2,555,096(3)       (4,623,836)
U.S. Small Cap Value                     3,951,005      5,498,868    9,449,873            --         24,677,667(7)       34,127,540
U.S. Large Cap Value                       272,037             --      272,037    (4,103,927)(2)      4,927,521(3)        1,095,631
U.S. Systematic Large Cap Growth             1,377             --        1,377    (9,033,883)(2)      1,392,095(3)       (7,640,411)
U.S. Systematic MidCap Growth              652,162        569,702    1,221,864    (2,529,500)(2)      2,025,840(6)          718,204
U.S. Convertible                            96,931      3,315,512    3,412,443    (9,044,377)(2)      4,953,574(3)         (678,360)
Global Select                            8,281,340     10,424,931   18,706,271    (6,670,909)(2)     29,284,065(3)       41,319,427
International Growth                     6,644,280      7,370,286   14,014,566   (20,519,842)(2)     19,221,484(3)       12,716,208
International Growth Opportunities              --      7,183,678    7,183,678   (37,604,032)(2)     43,627,573(3)       13,207,219
Emerging Markets Opportunities                  --        717,631      717,631   (14,536,151)(2)     11,482,029(4)       (2,336,491)
International Systematic Fund              300,150             --      300,150            --            790,226(5)        1,090,376
International All Cap Growth Fund          120,969        814,481      935,450    (7,633,910)(2)      4,922,923(5)       (1,775,537)
U.S. High Yield Bond                       128,517             --      128,517    (4,376,582)(2)      1,429,707(3)       (2,818,358)

(1) TOTAL DISTRIBUTIONS PAID DIFFER FROM THE STATEMENT OF CHANGES IN NET ASSETS BECAUSE FOR THE TAX PURPOSES DIVIDENDS ARE RECOGNIZED WHEN ACTUALLY PAID.
(2)  THE FOLLOWING FUNDS HAD NET CAPITAL LOSS CARRYFORWARDS OF APPROXIMATELY:

                                                       NET CAPITAL LOSS                            POST OCTOBER
                                                         CARRYFORWARD                                 LOSSES
FUND                                                      (IN 000'S)          EXPIRATION            (IN 000'S)
---------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth                                        1,030*          March 31, 2011                   --
                                                            6,149*          March 31, 2010                   --
U.S. Large Cap Value                                        4,104*          March 31, 2011                   --
U.S. Systematic Large Cap Growth                              321*          March 31, 2012                   --
                                                            2,665*          March 31, 2011                   --
                                                            6,049*          March 31, 2010                   --
U.S. Systematic MidCap Growth                                 506*          March 31, 2010                   --
                                                            2,024*          March 31, 2009                   --
U.S. Convertible                                            6,792*          March 31, 2011                   --
                                                            2,252*          March 31, 2010                   --
Global Select                                               3,432*          March 31, 2010                   --
                                                            2,158*          March 31, 2009                   --
                                                            1,081*          March 31, 2008                   --
International Growth                                       10,739*          March 31, 2011                   --
                                                            9,781*          March 31, 2010                   --
International Growth Opportunities                         25,562*          March 31, 2011                  178
                                                           12,042*          March 31, 2010                   --
Emerging Markets Opportunities                              3,947*          March 31, 2010                   --
                                                            3,947*          March 31, 2009                   --
                                                            6,642*          March 31, 2008                   --
International All Cap Growth Fund                           1,527*          March 31, 2011                   --
                                                            6,107*          March 31, 2010                   --
U.S. High Yield Bond                                        2,948           March 31, 2011                   --
                                                            1,429           March 31, 2010                   --

  * AMOUNTS MAY BE SUBJECT TO SECTION 382 LIMITATION.

TO THE EXTENT FUTURE CAPITAL GAINS ARE OFFSET BY CAPITAL LOSS CARRYFORWARDS, SUCH GAINS WILL NOT BE DISTRIBUTED.

NET CAPITAL LOSSES INCURRED AFTER OCTOBER 31, AND WITHIN THE TAXABLE YEAR ARE DEEMED TO ARISE ON THE FIRST BUSINESS DAY OF THE FUND'S NEXT TAXABLE YEAR. FOR THE YEAR ENDED MARCH 31, 2006, THE FUND DEFERRED TO APRIL 1, 2006, POST OCTOBER CURRENCY LOSSES.

(3)  THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
     APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES.

(4)  THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
     APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES AND CURRENT YEAR CURRENCY POST OCTOBER LOSS.

(5)  THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
     APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES AND MARK TO MARKET ON PFICs.

(6)  THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
     APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES AND ADJUSTMENTS FOR PARTNERSHIPS.

(7)  THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
     APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES AND REIT ADJUSTMENTS.

NOTE D -- TRANSACTIONS WITH AFFILIATES

Nicholas-Applegate Capital Management LLC ("NACM") serves as Adviser (the "Adviser") to the Trust. The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment Advisory Fee rates for each of the Funds is listed below.

For the period from April 1, 2005 through January 23, 2006, pursuant to the Administrative and Shareholder Services agreements the Investment Adviser provided account servicing to the Funds and received the following annual fees payable monthly based on the average daily net assets of each Fund.

                                                       ADMINISTRATIVE SERVICES FEE               SHAREHOLDER SERVICES FEE
                                                 ---------------------------------------  --------------------------------------
FUND                               ADVISORY FEE  CLASS I  CLASS II  CLASS III   CLASS IV  CLASS I  CLASS II  CLASS III  CLASS IV
--------------------------------------------------------------------------------------------------------------------------------
U.S. Micro Cap                         1.00%      0.12%     0.05%       --          --     0.13%     0.05%       --         --
U.S. Emerging Growth                   0.75%      0.12%       --        --          --     0.13%       --        --         --
U.S. Small Cap Value                   0.75%      0.12%     0.07%       --          --     0.13%     0.08%       --         --
U.S. Large Cap Value                   0.45%      0.12%       --        --          --     0.13%       --        --         --
U.S. Systematic Large Cap Growth       0.45%      0.15%     0.10%       --          --     0.15%     0.10%       --         --
U.S. Systematic MidCap Growth          0.70%      0.10%     0.05%       --          --     0.10%     0.05%       --         --
U.S. Convertible                       0.55%      0.10%     0.05%       --          --     0.10%     0.05%       --         --
Global Select                          0.65%      0.07%     0.05%       --          --     0.08%     0.05%       --         --
International Growth                   0.50%      0.25%     0.17%     0.12%       0.05%    0.25%     0.18%     0.13%      0.05%
International Growth
Opportunities                          0.70%      0.15%     0.07%     0.05%       0.02%    0.15%     0.08%     0.05%      0.03%
Emerging Markets Opportunities         0.90%      0.20%     0.12%       --          --     0.20%     0.13%       --         --
International Systematic               0.50%      0.17%       --        --          --     0.18%       --        --         --
International All Cap Growth*          0.85%      0.15%       --        --          --     0.15%       --        --         --
U.S. High Yield Bond                   0.40%      0.07%     0.05%       --          --     0.08%     0.05%       --         --

  * FOR THE PERIOD FROM APRIL 1, 2005 THROUGH JULY 28, 2005, THE PREDECESSOR ADVISER CHARGED 1.25% OF AVERAGE DAILY NET ASSETS. FOR THE PERIOD JULY 29, 2005 THROUGH NOVEMBER 17, 2005 THE ADVISER CHARGED 1.45% OF AVERAGE DAILY NET ASSETS. FOR THE PERIOD NOVEMBER 18, 2005 THROUGH JANUARY 23, 2006, THE ADVISER CHARGED 0.95% OF AVERAGE DAILY NET ASSETS.

On January 24, 2006, the Funds entered into a new Administration Agreement. Under the terms of the Administration Agreement, NACM (the "Administrator") provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. As Administrator, NACM bears the cost of various third-party services, including audit, custodial, legal, portfolio accounting, transfer agency and printing costs. The Administration Fee is charged at the following annual rates:

                                                                ADMINISTRATION FEE
                                          ---------------------------------------------------------
FUND                                       CLASS I        CLASS II        CLASS III        CLASS IV
---------------------------------------------------------------------------------------------------
U.S. Micro Cap                                0.56%           0.31%              --              --
U.S. Emerging Growth                          0.45%             --               --              --
U.S. Small Cap Value                          0.55%           0.45%              --              --
U.S. Large Cap Value                          0.36%             --               --              --
U.S. Systematic Large Cap Growth              0.67%           0.52%              --              --
U.S. Systematic MidCap Growth                 0.63%           0.43%              --              --
U.S. Convertible                              0.47%           0.37%              --              --
Global Select                                 0.50%           0.45%              --              --
International Growth                          0.89%           0.49%              --              --
International Growth Opportunities            0.72%           0.57%            0.52%           0.47%
Emerging Markets Opportunities                0.65%           0.50%              --              --
International Systematic                      0.50%             --               --              --
International All Cap Growth                  0.30%             --               --              --
U.S. High Yield Bond                          0.23%           0.18%              --              --

The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses are limited to certain levels through January 23, 2006. The Investment Adviser will recover expense reimbursements paid to the Funds to the extent of the difference between the Funds' actual expenses (exclusive of taxes, interest and brokerage expenses) when they fall below the limit in the year such reimbursement is paid.

Commencing January 24, 2006, the Funds' Management Fees and Administration Fees were capped as follows:

                                       CLASS I               CLASS II              CLASS III             CLASS IV
                                 ------------------    -------------------    ------------------    ------------------
                                  4/1/05    1/24/06     4/1/05     1/24/06     4/1/05    1/24/06     4/1/05     4/1/04
                                    TO         TO         TO         TO         TO          TO         TO         TO
FUND                             1/23/06    3/31/06    1/23/06     3/31/06    1/23/06    3/31/06    1/23/06    3/31/06
----------------------------------------------------------------------------------------------------------------------
U.S. Micro Cap                      1.56%      1.56%      1.31%       1.31%        --         --         --         --
U.S. Emerging Growth                1.48%      1.20%        --          --         --         --         --         --
U.S. Small Cap Value                1.30%      1.30%      1.20%       1.20%        --         --         --         --
U.S. Large Cap Value                0.81%      0.81%        --          --         --         --         --         --
U.S. Systematic Large Cap Growth    1.12%      1.12%      1.02%       0.97%        --         --         --         --
U.S. Systematic MidCap Growth       1.33%      1.33%      1.23%       1.13%        --         --       1.13%        --
U.S. Convertible                    1.02%      1.02%      0.92%       0.92%        --         --         --         --
Global Select                       1.16%      1.15%      1.11%       1.10%        --         --         --         --
International Growth                1.41%      1.39%        --        0.99%      1.16%        --       1.01%        --
International Growth
 Opportunities                      1.56%      1.42%      1.41%       1.27%      1.36%      1.22%      1.31%      1.17%
Emerging Market Opportunities       1.65%      1.55%      1.50%       1.40%        --         --         --         --
International Systematic            1.20%      1.00%        --          --         --         --         --         --
International All Cap Growth        1.25%      1.15%        --          --         --         --         --         --
U.S. High Yield Bond                0.63%      0.63%      0.58%       0.58%        --         --         --         --

TRUSTEE COMPENSATION

Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,000 each from the Trust, except for the chairman of the Trust who will receive annual compensation of approximately $42,000 from the Trust.

NOTE E -- INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended March 31, 2006 to indicate the volume of transactions in each Fund. The tax cost of securities held at March 31, 2006, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                                   GROSS              GROSS
                                                                                                UNREALIZED          UNREALIZED
                                              PURCHASES          SALES          TAX COST        APPRECIATION       DEPRECIATION
FUND                                          (IN 000'S)       (IN 000'S)      (IN 000'S)        (IN 000'S)         (IN 000'S)
-------------------------------------------------------------------------------------------------------------------------------
U.S. Micro Cap                               $   136,344      $   159,987      $   84,426      $      18,844      $      (1,023)
U.S. Emerging Growth                              15,111           24,994           8,429              2,624                (70)
U.S. Small Cap Value                              79,364           62,786         144,266             27,787             (3,391)
U.S. Large Cap Value                              10,020           11,267          21,342              5,242               (315)
U.S. Systematic Large Cap Growth                  15,012           16,058           8,997              1,479                (87)
U.S. Systematic MidCap Growth                     35,591           20,926          23,252              2,316               (290)
U.S. Convertible                                  30,863           38,419          30,375              5,078               (124)
Global Select                                    211,022          203,384         160,749             30,308             (1,026)
International Growth                             150,843          182,296          93,612             19,639               (417)
International Growth Opportunities               227,975          207,653         153,317             44,382               (768)
Emerging Markets Opportunities                    32,694           45,308          25,339             11,817               (316)
International Systematic Fund                      7,356            3,782           3,912                806                (16)
International All Cap Growth Fund                 53,093           75,774          15,734              5,142               (219)
U.S. High Yield Bond                             158,303          212,517         119,642              2,343               (913)

Gains and losses resulting from the redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period, the International Growth, Emerging Market Opportunities and International All Cap Growth Funds had redemptions-in-kind valued at $114,700,105, $34,793,298 and $20,000,303, respectively.

NOTE F -- FINANCIAL INSTRUMENTS

During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Nicholas-Applegate Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios comprising the Nicholas-Applegate Institutional Funds (collectively, the "Funds") at March 31, 2006, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended (for the Nicholas-Applegate International All-Cap Growth Fund, for the single year ended March 31, 2006) and each of their financial highlights for the four years in the period then ended (for the Nicholas-Applegate International All-Cap Growth Fund, for the single year ended March 31, 2006), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds, excluding the Nicholas-Applegate International All-Cap Growth Fund for year ended March 31, 2002 were audited by other independent accountants whose report dated May 1, 2002 expressed an unqualified opinion on those financial highlights. The statement of changes in net assets of the Nicholas-Applegate International All-Cap Growth Fund for the year ended March 31, 2005, and the financial highlights for the four years in the period then ended were audited by another independent registered public accounting firm whose report dated April 22, 2005 expressed an unqualified opinion thereon.


PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
May 22, 2006

SHAREHOLDER EXPENSE EXAMPLE -- (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

ACTUAL EXPENSES

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return if 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                                           EXPENSES PAID
                                                 BEGINNING ACCOUNT   ENDING ACCOUNT      DURING THE PERIOD*     ANNUALIZED
                                                       VALUE              VALUE          OCTOBER 1, 2005 TO       EXPENSE
                                                  OCTOBER 1, 2005    MARCH 31, 2006        MARCH 31, 2006          RATIO
--------------------------------------------------------------------------------------------------------------------------
U.S. MICRO CAP -- CLASS I
Actual                                             $    1,000.00      $    1,203.70          $    8.57            1.56%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,017.15          $    7.85            1.56%
U.S. MICRO CAP -- CLASS II
Actual                                             $    1,000.00      $    1,205.20          $    7.20            1.31%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,018.40          $    6.59            1.31%
U.S. EMERGING GROWTH -- CLASS I
Actual                                             $    1,000.00      $    1,246.50          $    7.73            1.38%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,018.05          $    6.94            1.38%
U.S. SMALL CAP VALUE -- CLASS I
Actual                                             $    1,000.00      $    1,132.50          $    6.91            1.30%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,018.45          $    6.54            1.30%
U.S. SMALL CAP VALUE -- CLASS II
Actual                                             $    1,000.00      $    1,133.40          $    6.38            1.20%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,018.95          $    6.04            1.20%
U.S. LARGE CAP VALUE -- CLASS I
Actual                                             $    1,000.00      $    1,069.10          $    4.18            0.81%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,020.89          $    4.08            0.81%
U.S. SYSTEMATIC LARGE CAP GROWTH -- CLASS I
Actual                                             $    1,000.00      $    1,093.70          $    5.85            1.12%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,019.35          $    5.64            1.12%
U.S. SYSTEMATIC LARGE CAP GROWTH -- CLASS II
Actual                                             $    1,000.00      $    1,094.30          $    5.22            1.00%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,019.95          $    5.04            1.00%
U.S. SYSTEMATIC MIDCAP GROWTH -- CLASS I
Actual                                             $    1,000.00      $    1,120.60          $    7.03            1.33%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,018.30          $    6.69            1.33%
U.S. SYSTEMATIC MIDCAP GROWTH -- CLASS II
Actual                                             $    1,000.00      $    1,123.90          $    6.25            1.18%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,019.05          $    5.94            1.18%

                                                                                           EXPENSES PAID
                                                 BEGINNING ACCOUNT   ENDING ACCOUNT      DURING THE PERIOD*     ANNUALIZED
                                                       VALUE              VALUE          OCTOBER 1, 2005 TO       EXPENSE
                                                  OCTOBER 1, 2005    MARCH 31, 2006        MARCH 31, 2006          RATIO
--------------------------------------------------------------------------------------------------------------------------
U.S. CONVERTIBLE -- CLASS I
Actual                                             $    1,000.00      $    1,083.70          $    5.30            1.02%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,019.85          $    5.14            1.02%
U.S. CONVERTIBLE -- CLASS II
Actual                                             $    1,000.00      $    1,084.70          $    4.78            0.92%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,020.34          $    4.63            0.92%
GLOBAL SELECT -- CLASS I
Actual                                             $    1,000.00      $    1,131.00          $    6.00            1.13%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,019.30          $    5.69            1.13%
GLOBAL SELECT -- CLASS II
Actual                                             $    1,000.00      $    1,131.70          $    5.74            1.08%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,019.55          $    5.44            1.08%
INTERNATIONAL GROWTH -- CLASS I
Actual                                             $    1,000.00      $    1,180.10          $    7.45            1.37%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,018.10          $    6.89            1.37%
INTERNATIONAL GROWTH -- CLASS II (1)
Actual                                             $    1,000.00      $    1,049.40          $    1.86            0.99%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,007.36          $    1.82            0.99%
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS I
Actual                                             $    1,000.00      $    1,279.80          $    7.90            1.39%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,018.00          $    6.99            1.39%
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS II
Actual                                             $    1,000.00      $    1,280.50          $    7.05            1.24%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,018.75          $    6.24            1.24%
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS III
Actual                                             $    1,000.00      $    1,280.50          $    6.77            1.19%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,019.00          $    5.99            1.19%
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS IV
Actual                                             $    1,000.00      $    1,281.00          $    6.54            1.15%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,019.20          $    5.79            1.15%
EMERGING MARKETS OPPORTUNITIES FUND -- CLASS I
Actual                                             $    1,000.00      $    1,349.00          $    9.60            1.64%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,016.75          $    8.25            1.64%
EMERGING MARKETS OPPORTUNITIES FUND -- CLASS II
Actual                                             $    1,000.00      $    1,350.60          $    8.32            1.42%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,017.85          $    7.14            1.42%
INTERNATIONAL SYSTEMATIC FUND -- CLASS I
Actual                                             $    1,000.00      $    1,194.50          $    8.15            1.49%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,017.50          $    7.49            1.49%
INTERNATIONAL ALL CAP GROWTH -- CLASS I
Actual                                             $    1,000.00      $    1,246.10          $    5.77            1.41%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,013.08          $    5.17            1.41%
U.S. HIGH YIELD BOND-- CLASS I
Actual                                             $    1,000.00      $    1,034.00          $    3.19            0.63%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,021.79          $    3.18            0.63%
U.S. HIGH YIELD BOND -- CLASS II
Actual                                             $    1,000.00      $    1,035.40          $    2.94            0.58%
Hypothetical (5% return before expenses)           $    1,000.00      $    1,022.04          $    2.92            0.58%

(1)  FUND'S CLASS II BEGINNING ACCOUNT VALUE ON 1/23/06 (CLASS INCEPTION DATE)
* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO (SHOW IN THE TABLE BELOW); MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD.

SUPPLEMENTARY INFORMATION-- (Unaudited)

PROXY VOTING (Unaudited)

The Investment Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling. To obtain free information on how your Funds' securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds' website at www.nacm.com. You may also view how the Fund's securities were voted by visiting the Securities & Exchange Commission's website at www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, by calling the Funds at 1-800-551-8043 and from the SEC's website at http:///www.sec.gov.

ADDITIONAL FEDERAL TAX INFORMATION (UNAUDITED)

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2006, the following percentages represent the amount of qualified income within each Fund:

U.S. Small Cap Value                                                     39.16%
U.S. Large Cap Value                                                    100.00
U.S. Systematic Large Cap Growth                                        100.00
U.S. Systematic MidCap Growth                                            10.55
U.S. Convertible                                                         19.25
Global Select                                                            34.13
International Growth                                                     22.00
International Growth Opportunities                                      100.00
Emerging Markets Opportunities                                          100.00
International Systematic                                                 24.08
International All Cap Growth                                            100.00
U.S. High Yield Bond                                                        --

The amounts which represent income derived from sources within, and taxes paid to non-U.S. countries or possessions of the United States are as follows:

                                                    FOREIGN
                                                     SOURCE
FUND                                                 INCOME           FTC TOTAL:
--------------------------------------------------------------------------------
Global Select                                       1,052,591             74,134
International Growth                                1,872,014            171,013
International Growth Opportunities                  1,414,266            145,945
Emerging Markets Opportunities                        825,140             77,484
International Systematic Fund                          49,351              2,435
International All Cap Growth Fund                     440,654             54,422

The percentage of ordinary dividends paid by the Funds during the year ended March 31, 2006, which qualify for the Dividends Received Deduction available to corporate shareholders was:

FUND                                                                PERCENTAGE:
-------------------------------------------------------------------------------
U.S. Small Cap Value                                                      32.64%
U.S. Large Cap Value                                                     100.00
U.S. Systematic Large Cap Growth                                         100.00
U.S. Systematic MidCap Growth                                             16.79
U.S. Convertible                                                          18.73
Global Select                                                             12.71
International Growth                                                       1.18
Emerging Markets Opportunities                                             6.48
International All Cap Growth Fund                                        100.00

The Funds hereby designate the following approximate amounts as capital gains distributions for the purpose of the Dividends Paid Deduction:

FUND                                                                   AMOUNTS:
-------------------------------------------------------------------------------
U.S. Micro Cap                                                        1,668,172
U.S. Emerging Growth                                                      7,167
U.S. Small Cap Value                                                  5,474,851
U.S. Systematic MidCap Growth                                           263,946
U.S. Convertible                                                      1,442,402
Global Select                                                         5,645,562
International Growth                                                  7,788,140

QUARTERLY PORTFOLIO SCHEDULE FILING (UNAUDITED)

The Funds provide a complete schedules of their holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the schedules appear in the Funds' semiannual and annual reports to shareholders. For the first and third quarters, the Funds file the schedules with the SEC on Form N-Q. Shareholders can look up the Funds' Form N-Q on the SEC's website at www.sec.gov. The Funds' Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330.

TRUSTEE APPROVAL OF MANAGEMENT FEE (UNAUDITED)

Based upon the recommendation of the Contract Committee of the Board of Trustees, a Committee comprised of all of the independent Trustees, the Trustees unanimously approved the continuance of the Investment Advisory Agreement between the Funds and Nicholas-Applegate Capital Management
("Nicholas-Applegate") at a meeting held November 11, 2005.

In approving the Investment Advisory Agreement, the Board of Trustees, through its Contract Committee, evaluated a comprehensive package of materials, including performance and expense data for other funds with similar investment objectives/policies that had been provided by an independent organization. Prior to making its recommendation, the Contract Committee reviewed the proposed continuance of the Investment Advisory Agreement with representatives of Nicholas-Applegate and with independent legal counsel who prepared a legal memorandum outlining the legal guidelines for review of the Investment Advisory Agreement. Members of the Contract Committee also met privately with independent legal counsel to discuss the factors they felt were relevant. The factors included:

1. comparative performance data for each of the Funds and other funds with similar investment objectives/policies and to a relevant index;

2. the nature, extent and quality of investment advisory services rendered by Nicholas-Applegate;

3.   the Funds' marketing and sales efforts;

4.   payments received by Nicholas-Applegate;

5.   costs borne by Nicholas-Applegate;

6. comparative fee and expense data for each of the Funds and other funds with similar investment objectives/policies;

7. Nicholas-Applegate's policies and practices regarding allocation of portfolio transactions, best price and execution of portfolio transactions, and soft dollar arrangements;

8.   portfolio turnover rates;

9. fall-out benefits, such as research received pursuant to Section 28(e) of the Securities Exchange Act of 1934;

10. fees that Nicholas-Applegate charges its other clients with similar investment objectives/policies;

11. experience and qualifications of each of the members of the portfolio management teams;

The Contract Committee also considered the nature and quality of the services provided by Nicholas-Applegate, their confidence in Nicholas-Applegate's integrity and competence, and Nicholas-Applegate's responsiveness to questions and issues raised by the Trustees, including its willingness to consider and implement changes designed to improve investment and operational results.

In their deliberations, the Contract Committee did not identify any particular information that was controlling, and each member of the Contract Committee attributed different weights to the various factors.

The Contract Committee determined that the fees of the Investment Advisory Agreement between each of the Funds and Nicholas-Applegate were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Contract Committee considered relevant in the exercise of their reasonable judgment.

The Contract Committee also separately discussed the material factors and conclusions that formed the basis for the Contract Committee to recommend to the Board of Trustees approval of the Investment Advisory Agreement for each of the Funds.

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY NICHOLAS-APPLEGATE

The Contract Committee noted that Nicholas-Applegate manages the portfolios of each of the Funds under the direction of the Board of Trustees.
Nicholas-Applegate manages each Fund consistent with each Fund's objectives and policies. Nicholas-Applegate provides each Fund with office space and such other services and personnel as are necessary for its operations.

The Contract Committee considered the scope and quality of services provided by Nicholas-Applegate under the Investment Advisory Agreement. The Contract Committee considered the quality of the investment research capabilities of Nicholas-Applegate and the other services to be provided to the Funds by Nicholas-Applegate, such as selecting broker-dealers for executing portfolio transactions, servicing as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Contract Committee concluded that the nature, extent and quality of the services to be provided by Nicholas-Applegate to the Funds were appropriate and consistent with the terms of the Investment Advisory Agreement and that the Funds' will continue to benefit from services provided under their agreement with Nicholas-Applegate.

COST OF SERVICES

The Contract Committee examined the fee information and expenses for each of the Funds in comparison to information from other comparable funds as provided by Morningstar. The Contract Committee agreed that overall the Funds' management fees and expense ratios were reasonable in relation to the management fees and expense ratios of the Funds' peer groups selected by Morningstar.

The Contract Committee also reviewed Nicholas-Applegate's management fees for its institutional separate accounts and for its subadvised funds (funds for which the Nicholas-Applegate provides portfolio management services only). In most instances subadvisory and institutional separate account fees are lower than the Funds' management fee. However, the Contract Committee noted that Nicholas-Applegate performs significant additional services to the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. The Contract Committee reviewed the profitability analysis for each Fund and discussed the methodology used by Nicholas-Applegate to assess profitability. They noted that only 3 of the Funds were profitable and found it to be fair and reasonable as compared to similar separate accounts and sub-advised funds managed by Nicholas-Applegate. The Contract Committee also considered Nicholas-Applegate's proposal to lower and restructure the fees and expenses of the Funds in order to increase the competitive position of the Funds in the institutional marketplace thereby positioning them for growth.

The Contract Committee concluded that the management fees and other compensation to be paid by the Funds to Nicholas-Applegate were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees that Nicholas-Applegate charges to other clients, and that the estimated overall expense ratio of the Funds, taking into account the agreed upon fee reduction and restructuring and the Funds' expense offset arrangements with its brokers, custodian and third party services providers, was comparable to or more favorable than the mean or median expense ratios of their peers.

INVESTMENT RESULTS

The Contract Committee considered the investment results of each of the Funds as compared to investment companies with similar investment objectives and policies as determined by Morningstar and with relevant securities indices. In addition to the information received by the Contract Committee for their meeting, Nicholas-Applegate provides detailed performance information for each Fund at each regular meeting of the Board of Trustees during the year. At the meeting of the Contract Committee, the members reviewed information showing absolute and relative performance of each Fund over 1-year, 3-year, and 5-year periods.

US MICRO CAP FUND. The Contract Committee reviewed the information showing performance of the Fund compared to its peer group and the Russell 2000 Growth Index. The comparative information showed the Fund had outperformed both its peers and the Index for the 1-year, 3-year and 5-year periods. Based on their review, the Contract Committee concluded the Fund's relative performance over time had been very good.

US EMERGING GROWTH FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 2000 Growth Index. The comparative information showed the Fund was at the top of its peer group and had outperformed the Index for the 1-year period, but had underperformed in the 3-year and 5-year periods. The Contract Committee concluded that the Fund's relative performance over time had been satisfactory.

US SMALL CAP VALUE FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 2000 Value Index. The comparative information showed the Fund had underperformed relative to its peers but outperformed the Index in the 1-year period and had outperformed both the peer group and the Index for the 3-year period. Based on their review, the Contract Committee concluded the Fund's relative performance over time had been satisfactory.

US LARGE CAP VALUE FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 1000 Value Index. The comparative information showed the Fund underperformed both its peers and the Index in the 1-year period and outperformed its peer group in the 3-year and 5-year periods yet underperformed relative to the Index. Based on their review, the Contract Committee concluded the Fund's relative investment performance over time had been satisfactory.

US SYSTEMATIC LARGE CAP GROWTH FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 1000 Growth Index. The comparative information showed the Fund had underperformed its peer group yet outperformed the Index for the 1-year period, and underperformed both its peers and the Index in the 3-year and 5-year periods. In early 2004, Nicholas-Applegate changed portfolio manager teams from one focusing on a traditional approach to one that followed a quantitative approach that relied on analytical investment models prepared by the team. Since that time, the Fund has outperformed the Index. The Contract Committee considered Nicholas-Applegate's change in the Fund's portfolio management team and the relative performance of the Fund since the change. Based on their review, the Contract Committee concluded that, although the Fund's relative performance over time had compared unfavorably to its peers, Nicholas-Applegate was addressing the Committee's concerns about investment performance and retained confidence in Nicholas-Applegate's overall capabilities to manage the Fund.

US SYSTEMATIC MIDCAP GROWTH FUND (FORMERLY, US SYSTEMATIC SMID GROWTH FUND). The Fund has been in operation less than one year so there was little performance information for the Contract Committee to evaluate. However, the Contract Committee reviewed comparative expense ratio information. The comparative information showed that the Fund had a lower investment advisory fee than its peers but had higher overall net expenses. The Contract Committee considered the Funds average assets of approximately $5.5 million compared to the peer group average of approximately $17.29 million. Based on their review, the Contract Committee concluded that, although the Fund's net expense ratio exceeded the peer group average, expenses would decrease to more favorable levels as assets increased. Based on this review, the Contract Committee concluded to approve the Investment Advisory Agreement.

US CONVERTIBLE FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Merrill Lynch Convertibles Bonds All Qualities Index. The comparative information showed that the Fund had outperformed its peer group and Index for the 1-year period, outperformed the Index yet underperformed relative to its peers in the 3-year period and underperformed both the Index and its peers in the 5-year period. Based on their review, the Contract Committee concluded that, although the Fund's relative performance for the 5-year period had compared not as favorably as the 1-year and 3-year periods, Nicholas-Applegate was improving Fund investment performance and retained confidence in Nicholas-Applegate's overall capabilities to manage the Fund. The Contract Committee concluded to approve the Investment Advisory Agreement.

GLOBAL SELECT FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the MSCI World Index. The comparative information showed the Fund had outperformed both the Index and its peers for the 1-year, 3-year, and 5-year periods. Based on this review, the Contract Committee concluded the Fund's relative investment performance over time had been very good and concluded to approve the Investment Advisory Agreement.

INTERNATIONAL GROWTH FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the MSCI EAFE Index. The comparative information showed the Fund had outperformed the Index and its peer group for the 1-year period and underperformed the Index yet outperformed its peers in the 3-year period and underperformed relative to the Index and peer group in the 5-year period and concluded to approve the Investment Advisory Agreement. The Contract Committee considered the change in Lead Portfolio Managers, the addition of two new analysts late 2004, and ongoing enhancement of its investment process. Based on their review, the Contract Committee concluded that, although the Fund's relative investment performance over time had compared unfavorably to its peers and the Index, Nicholas-Applegate was addressing the Committee's concerns about investment performance and retained confidence in Nicholas-Applegate's overall capabilities to manage the Fund.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The Contract Committed reviewed information showing performance of the Fund compared to its peer group and the MSCI EAFE Index. The comparative information showed that the Fund had outperformed the index in the 1-year and 3-year periods while underperforming relative to its peers. The Fund's 5 year performance trailed that of the Index and its peer group average. The Contract Committee considered the change in the investment team and enhancements made to the international investment process. Based on their review, the Contract Committee concluded that, although the Fund's relative investment performance over time had compared unfavorably to its peers and the Index, Nicholas-Applegate was addressing the Committee's concerns about the Fund's investment performance and retained confidence in Nicholas-Applegate's overall capabilities to manage the Fund. The Contract Committee concluded to approve the Investment Advisory Agreement.

INTERNATIONAL ALL CAP GROWTH FUND. The Fund is a new series of the trust and was not in operation and accordingly there was no performance information for the Committee to evaluate. However, the Committee reviewed comparative expense ratio information. The comparative information showed that the Fund had lower investment fee and overall net expense than its peers. Based on their review, the Contract Committee concluded that the Fund was positioned well for growth in assets.

EMERGING MARKETS OPPORTUNITIES FUND. The Fund has been in operation for only 1-year and therefore no long term performance comparisons were available for the Contract Committee to review. In the Fund's first year of operations, the Fund outperformed the Index and its peers. The Committee reviewed the expense ratios of the Fund compared with its peers. The comparative information showed the Fund had a lower advisory fee and a higher net expense ratio than its peers. Additionally, the Committee considered the Funds average assets of approximately $26.5 million compared to the peer group average of approximately $53.4 million. Based on their review, the Contract Committee concluded that, although the Fund's net expense ratio exceeded the peer group average, expenses would decrease to more favorable levels as assets increased and approved the Investment Advisory Agreement.

INTERNATIONAL SYSTEMATIC FUND. The Fund has been in operation less than and accordingly there was little performance information for the Committee to evaluate. However, the Committee reviewed comparative expense ratio information. The comparative information showed that the Fund had lower Advisory fee and lower net expenses than its peers. The Contract Committee considered the Funds average assets of approximately $3.4 million compared to the peer group average of approximately $32.9 million. Based on their review, the Contract Committee concluded that the Fund was positioned well for growth in assets and concluded to approve the Investment Advisory Agreement.

US HIGH YIELD BOND FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the CSFB High Yield Index. The comparative information showed that the Fund had outperformed its peer group and underperformed relative to the Index for the 1-year period and underperformed both its peers and the Index in the 3-year and 5-year periods. The Contract Committee considered the Fund's relative performance periods had been adversely affected by Nicholas-Applegate's decision to avoid the risk of investing in distressed and lower rated high yield bonds (CCC or below). Based on their review, the Contact Committee retained confidence in Nicholas-Applegate's overall capabilities to manage the Fund and concluded to approve the Investment Advisory Agreement.

INVESTMENT ADVISORY FEE AND OTHER EXPENSES

The Contract Committee considered the investment advisory fee paid by each Fund. The Contract Committee recognized that it is difficult to make comparisons of investment advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Contract Committee also considered the fees that Nicholas-Applegate charges other clients with similar investment objectives/policies. Nicholas-Applegate acts as sub-adviser to several open-end and closed-end registered investment companies, non-US investment companies, and investment adviser for separately managed institutional investor accounts. For funds where Nicholas-Applegate acts as sub-adviser, the investment advisory fee for those funds is lower. For separately managed accounts where Nicholas-Applegate acts as investment adviser, the investment advisory fee is comparable and in some cases higher. Representatives of Nicholas-Applegate reviewed with the Contract Committee the significant differences in the scope of services provided and financial commitments and risks involved in managing the various types of accounts.

The Contract Committee also considered the total expense ratio for each Fund in comparison to their respective peers. (Expenses for US Systematic Mid Cap Growth Fund, Emerging Markets Opportunities Fund, International Systematic Fund, and International All Cap Growth Fund discussed in the section above)

US MICRO CAP FUND. The peer group consisted of funds with net assets, on average, of $223.9 million compared with $78 million for the Fund. The information showed that the Fund's investment advisory fee was identical to its peer group, its gross expenses were approximately the same, and its net expenses were higher (16 basis points) than its peer group median. Nicholas-Applegate explained that gross expenses were comparable to the peer group but other advisers had waived and/or reimbursed more than Nicholas-Applegate. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services offered and other factors considered.

US EMERGING GROWTH FUND. The peer group consisted of funds with net assets, on average, of $34 million compared with $25 million for the Fund. The information showed that the Fund's investment advisory fee was less than the peer group median, gross expense ratio slightly higher than the peer group average, and net expense ratio higher than the peer group median although it was not the highest one in the group. Nicholas-Applegate explained the gross expense ratio was very favorable to that of the peer group but the other advisers had waiver and/or reimbursed more than Nicholas-Applegate. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of quality of services and other factors considered.

US SMALL CAP VALUE FUND. The peer group consisted of funds with net assets, on average, of $108 million compared with $78 million for the Fund. The information showed that the Fund's investment advisory fee was lower than its peer group median and its net expense ratio was higher than its peer group median but it was not the highest in the group. Nicholas-Applegate explained that the Fund's higher than average net expense ratio was a product of its lower than average net asset base and that it expected the expense ratio to decrease as assets increased. The Contract Committee concluded that the expense ratio was acceptable in light of the quality of services offered and other factors considered.

US LARGE CAP VALUE FUND. The peer group consisted of funds with net assets, on average, of $30 million compared with $16 million for the Fund. The information showed that the Fund's investment advisory fee was lower than its peer group and its net expense ratio was slightly lower (8 basis points) to its peer group median. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services offered and other factors considered.

US SYSTEMATIC LARGE CAP GROWTH FUND. The peer group consisted of funds with net assets, on average, of $22 million compared with $11.6 million for the Fund. The information showed that the Fund's investment advisory fee was well below the peer group median, gross expenses were above the peer group median, and net expenses were higher (9 basis points) than the peer group median. Nicholas-Applegate explained that the Fund's expense ratio were higher to that of the peer group given smaller asset size and other advisers had waived and/or reimbursed more than Nicholas-Applegate. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services and other factors considered.

US CONVERTIBLE FUND. The peer group consisted of funds with net assets, on average, of $138 million compared with $42 million for the Fund. The information showed that the Fund's investment advisory fee was well below the peer group average and its net expenses higher than its peer group median. Nicholas-Applegate explained that gross expenses and net expenses were higher due to the fund's relatively small asset size compared to its peers.

GLOBAL SELECT FUND. The peer group consisted of funds with net assets, on average, of $133 million compared with $122 million for the Fund. The information showed that the Fund's investment advisory fee and net expense ratio was lower than its peer group median and average. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services and other factors considered.

INTERNATIONAL GROWTH FUND. The peer group consisted of funds with net assets, on average, of $115 million compared to $37 million for the Fund. The information showed that the Fund's investment advisory fee was higher (7 basis points) than the peer group and its net and gross expense ratios were essentially equivalent to the peer group average. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services offered and other factors considered.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The peer group consisted of funds with net assets, on average, of $140 million compared to $100 million for the Fund. The information showed that the Fund's investment advisory fee was equal to the median investment advsiory fee in its peer group and its net expense ratio was about equal to the peer group average. The Fund's gross expense ratio was higher than the median. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services offered and other factors considered.

HIGH YIELD BOND FUND. The peer group consisted of funds with net assets, on average, of $156 million compared with $184 million for the Fund. The information showed that the Fund's investment advisory fee as lower than the peer group median as well as its gross and net expense ratios. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services and other factors considered.

ECONOMIES OF SCALE

The Contract Committee noted that the investment advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. However, the Contract Committee did note that overall fees paid to Nicholas-Applegate (investment advisory, administration, and shareholder service) contain the functional equivalent of breakpoints through four to five different share classes that reduce the fees paid to Nicholas-Applegate based on the asset level of the account. The Contract Committee recognized that the existing fee structure is consistent with the institutional nature of the Funds and of Nicholas-Applegate's business, which caters to large institutional investors (e.g. pension plans, endowments, public funds). Having taken these factors into consideration, the Contract Committee believed the Funds' current multiple share class fee structure establishes a reasonable basis for realizing economies of scale for the Funds which may exist when assets increase. At current asset levels, the Contract Committee also noted that the Funds have not realized any economies of scale in respect to other expenses.

CORPORATE GOVERNANCE (UNAUDITED)

NAME, ADDRESS (1)
AGE                            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND     OTHER DIRECTORSHIP HELD BY TRUSTEE
LENGTH OF TIME SERVED (2)      NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

GEORGE F. KEANE                PRINCIPAL OCCUPATIONS: President Emeritus and founding Chief Executive Officer, The Common Fund
(76)                           (1971-1993); and Endowment Advisors (1987-1999) (organizations that provide investment management
Chairman of the Board &        programs for colleges and universities)
Trustee
Since August 2004
                               OTHER DIRECTORSHIPS HELD: Director, Bramwell Funds (since 1994); Director, Longview Oil & Gas
                               (since 2000); Director, Security Capital U.S. Real Estate (since 1997); Director, The Universal
                               Bond Fund (since 1997); Director, Universal Stainless & Alloy Products Inc. (since 1994);
                               Director, United Water Services and affiliated companies (1996-2000); Director, and former
                               Chairman of the Board, Trigen Energy Corporation (1994-2000); Trustee, Nicholas-Applegate Mutual
                               Funds (1994-1999).

                               NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

WALTER E. AUCH                 PRINCIPAL OCCUPATIONS: Retired; prior thereto, Chairman and CEO of Chicago Board of Options
(85)                           Exchange (1979-1986); Senior Executive Vice President PaineWebber, Inc.
Trustee
Since May 1999
                               OTHER DIRECTORSHIPS HELD: Trustee, LLBS Funds (since 1994 and Brinson Supplementary Trust (since
                               1997); Director, Thompson Asset Management Corp (1987-1999; Director, Smith Barney Trak Fund
                               (since 1992) and Smith Barney Advisors (since 1992); Director, PIMCO Advisors L.P (since 1994);
                               Director, Banyon Realty Trust ( 1988-2002), Banyon Mortgage Investment Fund ( 1989-2002) and
                               Banyon Land Fund II (since 1988); Director, Express America Holdings Corp ( 1992-1999);
                               Director, Legend Properties, Inc. (1987-1999); Director, Senele Group (since 1988); Director,
                               Fort Dearborn Income Securities, Inc. (1987-1995); Trustee, Nicholas-Applegate Mutual Funds
                               (1994-1999); Director, Geotek Industries, Inc. (1987-1998).

                               NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

DARLENE DEREMER                PRINCIPAL OCCUPATIONS: Partner, Grail Partners LLC (since 2005); Managing Director, Putnam
(50)                           Lovell NBF Private Equity (2004-2005); Managing Director, NewRiver E-Business Advisory Services
Trustee                        Division (2000-2003); Prior to, President and Founder, DeRemer Associates, a strategic and
Since May 1999                 marketing consulting firm for the financial services industry (1987-2003); Vice President and
                               Director, Asset Management Division, State Street Bank and Trust Company, now referred to as
                               State Street Global Advisers, (1982-1987); Vice President, T. Rowe Price & Associates
                               (1979-1982); Member, Boston Club (since 1998); Member, Financial Women's Association Advisory
                               Board (since 1995); Founder, Mutual Fund Cafe Website.

                               OTHER DIRECTORSHIPS HELD: Founding Member and Director, National Defined Contribution Council
                               (since 1997); Trustee, Boston Alzheimer's Association (since 1998); Director, King's Wood
                               Montessori School (since 1995); Editorial Board, National Association of Variable Annuities
                               (since 1997); Director, Nicholas-Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee,
                               Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (since
                               1994-2000); Director, Nicholas-Applegate Southeast Asia Fund, Ltd. (since 2004).

                               NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

JOHN J. MURPHY                 PRINCIPAL OCCUPATIONS: Founder and senior principal, Murphy Capital Management
(62)
Trustee                        OTHER DIRECTORSHIPS HELD: Director, Smith Barney Multiple Discipline Trust; Director, Barclays
Since September 2005           International Funds Group Ltd. and affiliated companies.

                               NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

HORACIO A. VALEIRAS            PRINCIPAL OCCUPATIONS: Managing Director (since 2004) and Chief Investment Officer.
(47)                           Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Managing
President & Trustee            Director of Morgan Stanley Investment Management, London (1997-2002); Head of International
Since August 2004              Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of Investment
                               Strategies, Credit Suisse First Boston.

                               OTHER DIRECTORSHIPS HELD: Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing
                               Club (since 2002).

                               NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

CORPORATE GOVERNANCE (UNAUDITED)

NAME, ADDRESS (1)
AGE                            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND     OTHER DIRECTORSHIP HELD BY TRUSTEE
LENGTH OF TIME SERVED (2)      NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:

CHARLES H. FIELD, JR.          PRINCIPAL OCCUPATIONS: General Counsel, Nicholas-Applegate Capital Management,
(50)                           Nicholas-Applegate Securities LLC, Nicholas-Applegate Holdings LLC (since February 2004), Deputy
Secretary and Chief            General Counsel, Nicholas-Applegate Capital Management, LLC (1996-2004).
Compliance Officer
Since May 2002                 OTHER DIRECTORSHIPS HELD: NA

                               NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

THOMAS MUSCARELLA              PRINCIPAL OCCUPATIONS: Vice President, Director of Mutual Fund Operations (since 1998).
(50)
Treasurer                      OTHER DIRECTORSHIPS HELD: NA
Since May 2005
                               NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

(1)  UNLESS OTHERWISE NOTED, THE ADDRESS OF THE TRUSTEES AND OFFICERS IS C/O:
     NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, 600 WEST BROADWAY, 32ND FLOOR, SAN DIEGO, CALIFORNIA 92101.
(2) EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HER OR HIS SUCCESSOR IS ELECTED.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                            George F. Keane, CHAIRMAN

                                 Walter E. Auch

                               Darlene T. DeRemer

                                 John J. Murphy

                               Horacio A. Valeiras

                                    OFFICERS

                         Horacio A. Valeiras, PRESIDENT

                        Charles H. Field, Jr., SECRETARY

                          Thomas Muscarella, TREASURER

                               INVESTMENT ADVISER

                      Nicholas-Applegate Capital Management

                                   DISTRIBUTOR

                          Nicholas-Applegate Securities

                                    CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers

                                 TRANSFER AGENT

                          UMB Fund Services Group, Inc.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

Nicholas-Applegate Securities, Distributor


[A COMPANY OF ALLIANZ GLOBAL INVESTORS LOGO]


ANN0306INST


                                                               600 West Broadway
                                                     San Diego, California 92101
                                                                    800.551.8043

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

MARCH 31, 2006 ANNUAL REPORT

CLASS R SHARES

U.S. EMERGING GROWTH

U.S. SMALL CAP VALUE

U.S. LARGE CAP VALUE

U.S. SYSTEMATIC LARGE CAP GROWTH

INTERNATIONAL GROWTH

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

Equity markets around the world posted solid gains during the twelve months ended March 31, 2006. The global economy appeared healthy during the year, in spite of a spike in commodity prices and rising interest rates in the United States, Europe and Asia.

In this annual report, we review the performance of the financial markets and your investments over the fiscal year. We also share our view on the dynamics shaping the investment landscape and our outlook for the months ahead.

As 2005 drew to a close, U.S. stock markets flirted with five-year highs. The S&P 500 Index, which measures the performance of large companies, tacked on 11.72% between April 1, 2005 and March 31, 2006. This return, though respectable, trailed the rapid ascension of small company stocks. According to the Russell 2000 Index, which is a fair approximation of the small-cap market, small company shares jumped 25.84% during the same period. Market optimism oscillated over the course of the year, but the positive end-result can be traced back to strong corporate earnings growth amid tame price inflation. The fourth quarter of 2005 capped the tenth consecutive season of double-digit profit growth for S&P 500 companies, and the third-longest such stretch since 1950. Although soaring oil prices produced discomfort, the broader impact to inflation was mild. Outside of food and energy costs, core consumer prices rose just 2.1% in the twelve months to March 31, 2006. Unwelcome, but not unexpected, the Federal Open Market Committee raised short-term lending rates by 0.25% on eight separate occasions during the year.

In developed overseas markets, the MSCI EAFE Index advanced 24.94% in U.S. dollar terms. Performance in local currencies was even higher given the respective 7.10% and 9.41% appreciation of the dollar versus the euro and yen. Japan was the darling of the global investment community in 2005, as the country's economy sprang to life following fifteen years of deflationary malaise. The MSCI Japan Index gained 37.39% during the fiscal year, based on Prime Minister Koizumi's reform-inspired reelection and rising worker wages, consumer prices and industrial production.

The ongoing rally in developing economies stretched into extra innings in 2005, with the MSCI Emerging Markets Index ratcheting up 47.98%. Stocks advanced on a surge in investors' risk appetites, abundant liquidity, improving fundamentals and record commodity prices. Brazil was one of the top performers during the year. Slowing inflation allowed the country's central bank to cut interest rates and prepay debt to the International Monetary Fund. The MSCI Brazil gained 81.99%. Emerging Europe stocks also saw strong gains, propelled forward by integration with the European Union and record-breaking merger and acquisition activity.

Against this backdrop, Nicholas-Applegate Institutional Funds turned in a banner year in terms of both absolute and relative performance and assets under management. All of the funds closed the year in positive territory, with twelve of our fourteen funds outperforming their benchmark on a net-of-fees basis. As fiscal 2005 drew to a close, total fund assets crossed the $1 billion mark, a gain of more than $200 million over the prior twelve months.

We continue to make investments in the depth and breadth of our business. In July 2005 we acquired the international equity arm of Duncan-Hurst Capital Management. The investment professionals who joined us from Duncan-Hurst are already contributing discernible value to our investment process. We welcomed several additional highly qualified individuals to our U.S. and international investment teams during the year, further augmenting our research capabilities and evidencing our commitment to providing shareholders with the highest-caliber talent. In an effort to capitalize on our core competencies and to further address the needs of our clients, we launched two new mutual fund products in 2005, the International Systematic Fund and the International All Cap Growth Fund. Both funds significantly exceeded their benchmarks for the period of inception to March 31, 2006.

Looking ahead, we remain vigilant, but optimistic on the world's equity markets. Although high energy prices will likely dampen growth in 2006, the major economies are fundamentally healthy and poised for continued expansion. In the United States, we expect equities to receive a boost from increasing visibility on an end to Federal Reserve policy firming. Europe's business environment is improving, but upward potential may be handicapped by European Central Bank interest rates hikes. 2006 should be an interesting year for Japanese equities, as reflationary forces in the country take hold. From a corporate standpoint, earnings growth has passed its peak; however, we expect profits to continue expanding at healthy levels. The combination of solid economic and earnings growth bodes well for investors.

Given this environment, we believe larger companies capable of delivering strong earnings growth should once again command premium pricing. Following the conclusion of the last two Federal Reserve tightening cycles, large-cap stocks outperformed small-cap stocks and growth outperformed value during the subsequent twelve-month periods. This transitional phase is ideal for bottom-up security selection, particularly for investing in companies where positive change is translating into increased earnings estimates. We continue to focus our efforts on identifying those companies in a timely manner and buying them for the benefit of our shareholders.

On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the continuing trust you place in us.

Best Regards,

/s/ Horacio A. Valeiras

Horacio A. Valeiras, CFA
President and Chief Investment Officer
March 31, 2006

TABLE OF CONTENTS

THE FUNDS' REVIEW AND OUTLOOK, PERFORMANCE AND
SCHEDULE OF INVESTMENTS

  U.S. Emerging Growth                                                         1

  U.S. Small Cap Value                                                         5

  U.S. Large Cap Value                                                         9

  U.S. Systematic Large Cap Growth                                            11

  International Growth                                                        14


THE FUNDS':

  Financial Highlights                                                        18

  Statements of Assets and Liabilities                                        20

  Statements of Operations                                                    21

  Statements of Changes in Net Assets                                         22

  Notes to Financial Statements                                               24

  Report of Independent Registered Public Accounting Firm                     29

  Shareholder Expense Example                                                 30

  Supplementary Information                                                   31


THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS FOR NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS CLASS R SHARES. DISTRIBUTOR:
NICHOLAS-APPLEGATE SECURITIES.

U.S. EMERGING GROWTH FUND

MANAGEMENT TEAM: JOHN C. MCCRAW, Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; MONTIE L. WEISENBERGER, Portfolio Manager; K. MATHEW AXLINE, CFA, Analyst; STEPHEN W. LYFORD, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

MARKET OVERVIEW: Fiscal 2005 was a solid year for U.S. equity markets. Across capitalization ranges and investment styles stocks generated positive results, with most equity categories finishing the twelve months to March 31, 2006 with double-digit returns. Although gains were widespread, they were most notable among small- and medium-sized companies. Investors bid share prices up amid:

   - Robust corporate earnings growth and expectations for continued healthy profits

   -  A tight job market, with unemployment hovering near historic lows

   - Tame core consumer prices, up just 2.1% annually through the end of the first quarter of 2006, despite a 20% spike in energy prices

These positive corporate and economic factors offset the dampening impact of eight consecutive interest rate hikes at the Federal Reserve during the fiscal year, a record Gulf Coast hurricane season and ongoing signs of cooling in the housing market.

Given this environment, between April 1, 2005 and March 31, 2006 the energy and materials sectors in the Russell 2000 Growth Index produced the strongest performance. Companies in the consumer staples and consumer discretionary sectors tended to lag.

PERFORMANCE: The Fund's Class R shares rose 41.98% during the twelve months ended March 31, 2006 and outperformed the 27.82% gain in the Russell 2000 Growth Index.

PORTFOLIO SPECIFICS: The majority of the Fund's outperformance can be attributed to stock selection, which was most effective among consumer discretionary, information technology and industrials businesses. Investor gains for the period were broad-based and, on a sector level, the Fund saw returns of at least 25% in eight of ten categories.

A few of the strongest performers within the Fund were: Hansen Natural, Rackable Systems and NutriSystem. A beverage maker, Hansen's shares surged after third quarter earnings easily topped Wall Street expectations. The company ascribed its rapid expansion to increasing exposure to the energy drink market. Rackable Systems, a provider of computer servers and storage systems for large data centers, experienced robust revenue growth driven by both new and existing customers. NutriSystem saw rapid customer gains, fueled by the success of its Web-based, direct-to-consumer marketing strategy.

Despite the Fund's outperformance, there were pockets of relative weakness. For example, underweighting in utilities and stock selection in the health care and energy sectors generally detracted from Fund results.

MARKET OUTLOOK: Despite fifteen consecutive interest rate hikes and persistently high energy prices, the U.S. economy still looks strong. Core inflation is tame, business inventories are tight and corporate earnings growth has been robust. U.S. GDP growth in 2006 is expected to be a solid 3.4%, with expansion moderating slightly in the second half of the year as additional 'policy firming' at the Federal Reserve takes effect.

As events unfold, we remain confident that our focus on identifying companies with exceptional growth potential will continue to benefit the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EMERGING GROWTH FUND CLASS R SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                     U.S. EMERGING GROWTH FUND CLASS R SHARES         RUSSELL 2000 GROWTH INDEX
10/1/1993                         $    250,000.00                             $  250,000.00
10/31/1993                        $    250,400.00                             $  257,230.00
11/30/1993                        $    237,400.00                             $  246,825.05
12/31/1993                        $    249,920.00                             $  256,564.76
1/31/1994                         $    257,143.12                             $  263,394.52
2/28/1994                         $    255,285.75                             $  262,235.58
3/31/1994                         $    234,854.63                             $  246,126.45
4/30/1994                         $    235,473.76                             $  246,503.02
5/31/1994                         $    229,076.14                             $  240,978.89
6/30/1994                         $    217,519.14                             $  230,681.86
7/31/1994                         $    222,678.51                             $  233,969.08
8/31/1994                         $    237,743.88                             $  251,137.73
9/30/1994                         $    240,633.13                             $  252,190.00
10/31/1994                        $    243,935.13                             $  254,875.82
11/30/1994                        $    231,552.63                             $  244,563.54
12/31/1994                        $    241,146.93                             $  250,325.46
1/31/1995                         $    231,007.29                             $  245,226.33
2/28/1995                         $    243,351.19                             $  256,558.24
3/31/1995                         $    255,254.24                             $  264,052.31
4/30/1995                         $    259,442.35                             $  268,023.65
5/31/1995                         $    261,426.19                             $  271,534.76
6/30/1995                         $    284,571.01                             $  290,246.22
7/31/1995                         $    312,124.36                             $  312,868.01
8/31/1995                         $    313,006.06                             $  316,728.81
9/30/1995                         $    319,618.87                             $  323,250.25
10/31/1995                        $    307,054.54                             $  307,349.57
11/30/1995                        $    320,721.00                             $  320,915.98
12/31/1995                        $    327,708.03                             $  328,027.48
1/31/1996                         $    323,033.16                             $  325,311.41
2/29/1996                         $    342,667.60                             $  340,145.61
3/31/1996                         $    352,952.30                             $  346,870.29
4/30/1996                         $    389,649.99                             $  373,499.52
5/31/1996                         $    411,388.11                             $  392,652.58
6/30/1996                         $    386,377.58                             $  367,138.02
7/31/1996                         $    341,966.37                             $  322,317.81
8/31/1996                         $    372,352.99                             $  346,178.99
9/30/1996                         $    397,129.77                             $  364,007.21
10/31/1996                        $    379,832.77                             $  348,303.94
11/30/1996                        $    383,573.74                             $  357,990.27
12/31/1996                        $    389,595.30                             $  364,971.08
1/31/1997                         $    394,412.55                             $  374,088.06
2/28/1997                         $    351,960.52                             $  351,496.88
3/31/1997                         $    332,992.58                             $  326,691.75
4/30/1997                         $    327,874.25                             $  322,911.92
5/31/1997                         $    379,960.80                             $  371,445.59
6/30/1997                         $    407,660.00                             $  384,041.31
7/31/1997                         $    436,864.59                             $  403,719.58
8/31/1997                         $    445,294.78                             $  415,835.21
9/30/1997                         $    487,144.67                             $  449,018.86
10/31/1997                        $    452,520.66                             $  422,050.79
11/30/1997                        $    435,016.67                             $  411,989.09
12/31/1997                        $    436,748.43                             $  412,219.81
1/31/1998                         $    426,704.25                             $  406,720.80
2/28/1998                         $    464,802.85                             $  442,630.18
3/31/1998                         $    490,779.16                             $  461,198.51
4/30/1998                         $    490,779.16                             $  464,025.66
5/31/1998                         $    452,334.22                             $  430,314.19
6/30/1998                         $    468,959.06                             $  434,712.00
7/31/1998                         $    468,959.06                             $  398,413.55
8/31/1998                         $    325,072.58                             $  306,443.77
9/30/1998                         $    358,956.36                             $  337,514.10
10/31/1998                        $    363,544.79                             $  355,118.84
11/30/1998                        $    401,943.53                             $  382,665.41
12/31/1998                        $    455,853.84                             $  417,292.80
1/31/1999                         $    500,962.47                             $  436,062.63
2/28/1999                         $    447,785.63                             $  396,171.62
3/31/1999                         $    495,828.16                             $  410,283.25
4/30/1999                         $    525,167.10                             $  446,515.37
5/31/1999                         $    504,263.10                             $  447,220.86
6/30/1999                         $    567,341.83                             $  470,780.45
7/31/1999                         $    569,542.25                             $  456,223.92
8/31/1999                         $    564,774.67                             $  439,161.15
9/30/1999                         $    581,644.57                             $  447,632.57
10/31/1999                        $    636,288.35                             $  459,096.44
11/30/1999                        $    719,417.04                             $  507,641.29
12/31/1999                        $    881,444.55                             $  597,113.07
1/31/2000                         $    860,164.44                             $  591,553.95
2/29/2000                         $  1,157,339.30                             $  729,184.89
3/31/2000                         $  1,009,871.87                             $  652,532.98
4/30/2000                         $    866,884.47                             $  586,646.72
5/31/2000                         $    761,230.59                             $  535,279.93
6/30/2000                         $    917,284.73                             $  604,427.40
7/31/2000                         $    820,964.23                             $  552,627.97
8/31/2000                         $    940,804.85                             $  610,758.90
9/30/2000                         $    885,177.90                             $  580,416.40
10/31/2000                        $    791,097.41                             $  533,304.00
11/30/2000                        $    609,448.07                             $  436,472.00
12/31/2000                        $    663,207.24                             $  463,179.72
1/31/2001                         $    674,384.89                             $  500,669.48
2/28/2001                         $    562,076.12                             $  432,037.71
3/31/2001                         $    508,316.95                             $  392,756.84
4/30/2001                         $    568,995.62                             $  440,842.06
5/31/2001                         $    571,124.69                             $  451,051.96
6/30/2001                         $    581,237.81                             $  463,352.15
7/31/2001                         $    543,978.97                             $  423,823.58
8/31/2001                         $    507,252.41                             $  397,334.61
9/30/2001                         $    421,557.09                             $  333,204.80
10/31/2001                        $    456,686.85                             $  365,259.10
11/30/2001                        $    492,881.14                             $  395,758.24
12/31/2001                        $    515,236.44                             $  420,413.97
1/31/2002                         $    500,865.18                             $  405,447.24
2/28/2002                         $    469,461.31                             $  379,214.80
3/31/2002                         $    507,784.68                             $  412,168.57
4/30/2002                         $    499,800.64                             $  403,265.73
5/31/2002                         $    473,187.19                             $  379,674.68
6/30/2002                         $    439,654.24                             $  347,478.27
7/31/2002                         $    377,378.76                             $  294,070.86
8/31/2002                         $    376,314.22                             $  293,923.82
9/30/2002                         $    355,555.73                             $  272,702.52
10/31/2002                        $    361,942.96                             $  286,501.27
11/30/2002                        $    379,507.84                             $  314,893.55
12/31/2002                        $    353,958.92                             $  293,165.89
1/31/2003                         $    343,845.81                             $  285,191.78
2/28/2003                         $    333,200.43                             $  277,577.16
3/31/2003                         $    333,732.70                             $  281,768.57
4/30/2003                         $    365,136.57                             $  308,423.88
5/31/2003                         $    397,604.98                             $  343,183.25
6/30/2003                         $    407,185.83                             $  349,806.69
7/31/2003                         $    438,057.43                             $  376,252.08
8/31/2003                         $    465,203.15                             $  396,456.81
9/30/2003                         $    442,847.85                             $  386,426.45
10/31/2003                        $    483,832.57                             $  419,813.70
11/30/2003                        $    496,074.76                             $  433,499.63
12/31/2003                        $    487,026.18                             $  435,450.37
1/31/2004                         $    515,768.71                             $  458,311.52
2/29/2004                         $    506,720.14                             $  457,624.05
3/31/2004                         $    506,720.14                             $  459,774.89
4/30/2004                         $    475,848.53                             $  436,694.19
5/31/2004                         $    480,638.96                             $  445,384.40
6/30/2004                         $    501,397.45                             $  460,171.16
7/31/2004                         $    457,751.39                             $  418,893.81
8/30/2004                         $    439,654.24                             $  409,887.59
9/30/2004                         $    470,525.84                             $  432,554.38
10/31/2004                        $    483,135.93                             $  443,065.45
11/30/2004                        $    522,076.69                             $  480,504.48
12/31/2004                        $    539,983.92                             $  497,754.59
1/31/2005                         $    518,924.55                             $  475,305.86
2/28/2005                         $    532,105.23                             $  481,817.55
3/31/2005                         $    514,226.49                             $  463,749.39
4/30/2005                         $    481,573.11                             $  434,254.93
5/31/2005                         $    514,753.50                             $  464,869.90
6/30/2005                         $    537,917.41                             $  479,885.20
7/31/2005                         $    577,400.54                             $  513,429.17
8/31/2005                         $    581,615.57                             $  506,189.82
9/30/2005                         $    587,431.72                             $  510,188.72
10/31/2005                        $    572,158.50                             $  491,311.74
11/30/2005                        $    598,935.52                             $  519,119.98
12/31/2005                        $    611,034.01                             $  518,341.30
1/31/2006                         $    680,569.68                             $  568,361.24
2/28/2006                         $    690,029.60                             $  565,348.92
3/31/2006                         $    732,190.41                             $  592,824.88

ANNUALIZED TOTAL RETURNS AS OF 3/31/06

                                                  1 YEAR    5 YEARS   10 YEARS
------------------------------------------------------------------------------
U.S. Emerging Growth Fund Class R Shares          41.98%      7.48%     7.52%
Russell 2000 Growth Index                         27.82%      8.59%     5.51%

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE RUSSELL 2000 GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS R SHARES WERE FIRST AVAILABLE ON MAY 21, 1999. PERFORMANCE PRIOR TO THE INTRODUCTION OF CLASS R SHARES REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS I SHARES. CLASS R SHARES HAVE DISTRIBUTION AND SHAREHOLDER SERVICES FEES OF UP TO .25% OF THEIR AVERAGE DAILY NET ASSETS. HISTORICAL PERFORMANCE RETURNS OF THE CLASS I SHARES DO NOT REFLECT THE SHAREHOLDER SERVICING FEE PRIOR TO THE ADOPTION OF THE SHAREHOLDER SERVICES PLAN IN 2003 AND DISTRIBUTION FEE APPLICABLE TO CLASS R SHARES WHICH WOULD HAVE MADE RETURNS SLIGHTLY LOWER. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                    NUMBER OF
                                                                       SHARES            VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK - 94.3%
ADVANCED MATERIALS/PRODUCTS - 0.4%
  Hexcel Corp.*                                                         1,700   $       37,349
                                                                                --------------
ADVERTISING SERVICES - 0.6%
  Ventiv Health, Inc.*                                                  1,900           63,118
                                                                                --------------
AEROSPACE/DEFENSE - 1.6%
  Armor Holdings, Inc.*                                                 1,500           87,435
  United Industrial Corp.                                               1,200           73,116
                                                                                --------------
                                                                                       160,551
                                                                                --------------
AEROSPACE/DEFENSE-EQUIPMENT - 2.9%
  AAR Corp.*                                                            2,700           76,896
  BE Aerospace, Inc.*,##                                                2,700           67,824
  Kaman Corp.##                                                         3,100           77,996
  LMI Aerospace, Inc.*                                                  3,300           59,862
                                                                                --------------
                                                                                       282,578
                                                                                --------------
AGRICULTURAL OPERATIONS - 1.1%
  The Andersons, Inc.                                                   1,400          109,522
                                                                                --------------
AIRLINES - 1.0%
  AirTran Holdings, Inc.*                                               2,700           48,897
  Skywest, Inc.                                                         1,700           49,759
                                                                                --------------
                                                                                        98,656
                                                                                --------------
APPAREL MANUFACTURERS - 1.2%
  Carter's, Inc.*                                                       1,200           80,988
  Gymboree Corp.*                                                       1,600           41,664
                                                                                --------------
                                                                                       122,652
                                                                                --------------
APPLICATIONS SOFTWARE - 0.8%
  American Reprographics Co.*                                           1,500           52,035
  Quest Software, Inc.*                                                 1,700           28,390
                                                                                --------------
                                                                                        80,425
                                                                                --------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 0.5%
  Keystone Automotive Industries, Inc.*                                 1,200           50,652
                                                                                --------------
BEVERAGES-NON-ALCOHOLIC - 0.5%
  Hansen Natural Corp.*,##                                                400           50,420
                                                                                --------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 1.3%
  Drew Industries, Inc.*                                                1,700           60,435
  NCI Building Systems, Inc.*                                           1,100           65,747
                                                                                --------------
                                                                                       126,182
                                                                                --------------
BUILDING PRODUCTS-AIR & HEATING - 0.6%
  Comfort Systems USA, Inc.                                             4,100           55,350
                                                                                --------------
BUILDING PRODUCTS-CEMENT/AGGREGATE - 0.6%
  Eagle Materials, Inc.##                                                 900           57,384
                                                                                --------------
BUILDING PRODUCTS-LIGHT FIXTURES - 0.5%
  Genlyte Group, Inc.*                                                    700           47,698
                                                                                --------------
BUILDING-HEAVY CONSTRUCTION - 1.1%
  Perini Corp.*                                                         2,200           66,814
  Washington Group International, Inc.*                                   700           40,173
                                                                                --------------
                                                                                       106,987
                                                                                --------------
CIRCUIT BOARDS - 0.6%
  Multi-Fineline Electronix, Inc.*,##                                   1,000           58,490
                                                                                --------------
COMMERCIAL BANKS-WESTERN US - 1.1%
  SVB Financial Group*                                                  1,100           58,355
  UCBH Holdings, Inc.                                                   2,700           51,084
                                                                                --------------
                                                                                       109,439
                                                                                --------------
COMMERCIAL SERVICES-FINANCE - 0.5%
  Jackson Hewitt Tax Service, Inc.                                      1,500   $       47,370
                                                                                --------------
COMPUTER AIDED DESIGN - 1.4%
  ANSYS, Inc.*                                                          1,300           70,395
  Aspen Technology, Inc.*                                               5,300           67,045
                                                                                --------------
                                                                                       137,440
                                                                                --------------
COMPUTER GRAPHICS - 0.4%
  Trident Microsystems, Inc.*                                           1,200           34,872
                                                                                --------------
COMPUTERS - 1.3%
  Neoware Systems, Inc.*                                                2,400           71,088
  Rackable Systems, Inc.*                                               1,000           52,850
                                                                                --------------
                                                                                       123,938
                                                                                --------------
COMPUTERS-INTEGRATED SYSTEMS - 1.0%
  MTS Systems Corp.                                                     1,200           50,196
  Radiant Systems, Inc.*                                                3,500           47,320
                                                                                --------------
                                                                                        97,516
                                                                                --------------
COMPUTERS-PERIPHERAL EQUIPMENT - 0.6%
  Electronics for Imaging*                                              2,000           55,940
                                                                                --------------
DISTRIBUTION/WHOLESALE - 2.5%
  Beacon Roofing Supply, Inc.*                                          1,800           73,152
  LKQ Corp.*                                                            3,500           72,835
  WESCO International, Inc.*                                            1,500          102,015
                                                                                --------------
                                                                                       248,002
                                                                                --------------
DIVERSIFIED MANUFACTURING OPERATIONS - 0.5%
  Ameron International Corp.                                              700           51,261
                                                                                --------------
DRUG DELIVERY SYSTEMS - 1.2%
  Conor Medsystems, Inc.*                                               2,400           70,560
  Matrixx Initiatives, Inc.*,##                                         2,100           48,930
                                                                                --------------
                                                                                       119,490
                                                                                --------------
E-COMMERCE/PRODUCTS - 0.6%
  Nutri/System, Inc.*,##                                                1,300           61,776
                                                                                --------------
E-COMMERCE/SERVICES - 0.3%
  Homestore, Inc.*                                                      5,000           32,800
                                                                                --------------
ELECTRIC PRODUCTS-MISCELLANEOUS - 0.7%
  Littlefuse, Inc.*                                                     2,000           68,260
                                                                                --------------
ELECTRIC-INTEGRATED - 0.5%
  Pike Electric Corp.*                                                  2,400           50,424
                                                                                --------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 2.3%
  Emcore Corp.*                                                         6,400           65,408
  Ikanos Communications, Inc.*                                          2,500           49,275
  Microsemi Corp.*                                                      1,800           52,398
  Pixelplus Co., Ltd. - ADR*                                            5,100           58,140
                                                                                --------------
                                                                                       225,221
                                                                                --------------
ELECTRONIC CONNECTORS - 0.8%
  Thomas & Betts Corp.*                                                 1,500           77,070
                                                                                --------------
ELECTRONIC SECURITY DEVICES - 1.0%
  American Science & Engineering, Inc.*                                   500           46,700
  LoJack Corp.*                                                         2,200           52,756
                                                                                --------------
                                                                                        99,456
                                                                                --------------
E-MARKETING/INFORMATION - 1.1%
  aQuantive, Inc.*                                                      2,400           56,496
  Digitas, Inc.*                                                        3,700           53,280
                                                                                --------------
                                                                                       109,776
                                                                                --------------
ENGINEERING/R & D SERVICES - 0.7%
  URS Corp.*                                                            1,700           68,425
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                    NUMBER OF
                                                                       SHARES            VALUE
----------------------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES - 2.1%
  Concur Technologies, Inc.*                                            3,100   $       57,443
  Lawson Software, Inc.*,##                                             4,500           34,515
  Mantech International Corp. Cl. A*                                    1,700           56,474
  Ultimate Software Group, Inc.*                                        2,200           56,870
                                                                                --------------
                                                                                       205,302
                                                                                --------------
ENTERTAINMENT SOFTWARE - 0.6%
  THQ, Inc.*                                                            2,150           55,664
                                                                                --------------
E-SERVICES/CONSULTING - 0.5%
  RightNow Technologies, Inc.*                                          3,000           47,610
                                                                                --------------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.5%
  GFI Group, Inc.*                                                      1,100           57,101
  Thomas Weisel Partners Group, Inc.*,##                                4,300           94,170
                                                                                --------------
                                                                                       151,271
                                                                                --------------
FOOD-WHOLESALE/DISTRIBUTION - 0.5%
  Performance Food Group Co.*                                           1,700           53,023
                                                                                --------------
FOOTWEAR & RELATED APPAREL - 1.4%
  CROCS, Inc.*,##                                                       3,000           75,450
  Iconix Brand Group, Inc.*                                             4,400           64,020
                                                                                --------------
                                                                                       139,470
                                                                                --------------
GOLF - 0.8%
  Callaway Golf Co.                                                     4,600           79,120
                                                                                --------------
HOTELS & MOTELS - 0.9%
  Orient-Express Hotels, Ltd. Cl. A                                     2,300           90,229
                                                                                --------------
HUMAN RESOURCES - 0.4%
  Labor Ready, Inc.*                                                    1,700           40,715
                                                                                --------------
INDUSTRIAL AUTOMATION/ROBOTICS - 0.5%
  Hurco Cos., Inc.*                                                     1,700           46,274
                                                                                --------------
INSTRUMENTS-SCIENTIFIC - 0.9%
  OYO Geospace Corp.*                                                   1,500           88,485
                                                                                --------------
INTERNET APPLICATIONS SOFTWARE - 1.5%
  DealerTrack Holdings, Inc.*                                           7,200          153,432
                                                                                --------------
INTERNET INFRASTRUCTURE SOFTWARE - 1.3%
  Openwave Systems, Inc.*                                               3,100           66,898
  RADvision, Ltd.*                                                      3,400           60,690
                                                                                --------------
                                                                                       127,588
                                                                                --------------
INTERNET TELEPHONE - 0.5%
  j2 Global Communications, Inc.*,##                                    1,100           51,700
                                                                                --------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES - 0.4%
  Affiliated Managers Group, Inc.*,##                                     400           42,644
                                                                                --------------
LASERS-SYSTEMS/COMPONENTS - 0.5%
  Cymer, Inc.*                                                          1,200           54,528
                                                                                --------------
LEISURE & RECREATIONAL PRODUCTS - 0.6%
  Multimedia Games, Inc.*,##                                            4,000           59,520
                                                                                --------------
MACHINERY-CONSTRUCTION & MINING - 0.9%
  Astec Industries, Inc.                                                1,200           43,080
  JLG Industries, Inc.                                                  1,600           49,264
                                                                                --------------
                                                                                        92,344
                                                                                --------------
MACHINERY-GENERAL INDUSTRY - 3.0%
  Gardner Denver, Inc.*                                                 1,100           71,720
  Intevac, Inc.*                                                        3,600          103,608
  Manitowoc Co., Inc.                                                     500           45,575
  Wabtec Corp.                                                          2,300           74,980
                                                                                --------------
                                                                                       295,883
                                                                                --------------
MEDICAL INFORMATION SYSTEMS - 0.6%
  Allscripts Healthcare Solutions, Inc.*,##                             1,700   $       31,127
  Quality Systems, Inc.##                                               1,000           33,100
                                                                                --------------
                                                                                        64,227
                                                                                --------------
MEDICAL INSTRUMENTS - 2.1%
  Angiodynamics, Inc.*                                                  2,100           63,126
  DexCom, Inc.*                                                         2,500           50,675
  NuVasive, Inc.*                                                       2,000           37,700
  Stereotaxis, Inc.*,##                                                 4,200           52,962
                                                                                --------------
                                                                                       204,463
                                                                                --------------
MEDICAL LASER SYSTEMS - 0.5%
  LCA-Vision, Inc.                                                        900           45,099
                                                                                --------------
MEDICAL PRODUCTS - 0.6%
  Viasys Healthcare, Inc.*                                              1,900           57,152
                                                                                --------------
MEDICAL-BIOMEDICAL/GENETICS - 2.2%
  InterMune, Inc.*,##                                                   2,300           42,642
  Keryx Biopharmaceuticals, Inc.*                                       4,100           78,351
  Martek Biosciences Corp.*,##                                          1,900           62,377
  Myogen, Inc.*                                                           900           32,607
                                                                                --------------
                                                                                       215,977
                                                                                --------------
MEDICAL-DRUGS - 0.6%
  New River Pharmaceuticals, Inc.*                                      1,800           59,778
                                                                                --------------
MEDICAL-HMO - 0.5%
  WellCare Health Plans, Inc.*                                          1,100           49,984
                                                                                --------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 1.0%
  Hythiam, Inc.                                                         5,300           48,707
  Option Care, Inc.                                                     3,250           45,955
                                                                                --------------
                                                                                        94,662
                                                                                --------------
NETWORKING PRODUCTS - 0.7%
  Atheros Communications, Inc.*                                         2,700           70,713
                                                                                --------------
NON-FERROUS METALS - 0.8%
  RTI International Metals, Inc.*                                       1,500           82,275
                                                                                --------------
NON-HAZARDOUS WASTE DISPOSAL - 0.4%
  Waste Connections, Inc.*                                                900           35,829
                                                                                --------------
OFFICE FURNISHINGS-ORIGINAL - 1.2%
  Interface, Inc. Cl. A*                                                4,400           60,764
  Knoll, Inc.##                                                         2,700           57,564
                                                                                --------------
                                                                                       118,328
                                                                                --------------
OIL & GAS DRILLING - 0.4%
  Bronco Drilling Co., Inc.*                                            1,600           42,080
                                                                                --------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.4%
  GMX Resources, Inc.*                                                  1,000           37,450
                                                                                --------------
OIL FIELD MACHINERY & EQUIPMENT - 0.9%
  Hydril*                                                                 600           46,770
  Lufkin Industries, Inc.                                                 700           38,808
                                                                                --------------
                                                                                        85,578
                                                                                --------------
OIL-FIELD SERVICES - 4.8%
  Core Laboratories NV*                                                 1,200           57,060
  Dresser-Rand Group, Inc.*                                             2,100           52,185
  Global Industries, Ltd.*                                              3,100           44,919
  Helix Energy Solutions Group, Inc.*                                   1,200           45,480
  Hornbeck Offshore Services*                                           1,500           54,105
  Oceaneering International, Inc.*                                      1,100           63,030
  Superior Energy Services, Inc.*                                       2,100           56,259
  Tetra Technologies, Inc.*                                             1,000           47,040
  Universal Compression Holdings, Inc.*                                 1,100           55,737
                                                                                --------------
                                                                                       475,815
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                    NUMBER OF
                                                                       SHARES            VALUE
----------------------------------------------------------------------------------------------
PHARMACY SERVICES - 0.6%
  HealthExtras, Inc.*                                                   1,700   $       60,010
                                                                                --------------
PHYSICAL PRACTICE MANAGEMENT - 0.6%
  Healthways, Inc.*                                                     1,200           61,128
                                                                                --------------
PHYSICAL THERAPY/REHABILITATION CENTERS - 0.4%
  Psychiatric Solutions, Inc.*                                          1,200           39,756
                                                                                --------------
PRIVATE CORRECTIONS - 0.5%
  Corrections Corporation of America*                                   1,200           54,240
                                                                                --------------
PROPERTY/CASUALTY INSURANCE - 1.2%
  Navigators Group, Inc.*                                               1,100           54,560
  Ohio Casualty Corp.                                                   2,000           63,400
                                                                                --------------
                                                                                       117,960
                                                                                --------------
REAL ESTATE MANAGEMENT/SERVICES - 1.6%
  Jones Lang LaSalle, Inc.                                                800           61,232
  Trammell Crow Co.*                                                    2,700           96,282
                                                                                --------------
                                                                                       157,514
                                                                                --------------
RENTAL AUTO/EQUIPMENT - 0.9%
  Aaron Rents, Inc.                                                     1,600           43,472
  H&E Equipment Services, Inc.*                                         1,600           46,592
                                                                                --------------
                                                                                        90,064
                                                                                --------------
RESORTS/THEME PARKS - 0.5%
  Vail Resorts, Inc.*                                                   1,400           53,508
                                                                                --------------
RETAIL-APPAREL/SHOE - 3.8%
  Aeropostale, Inc.*                                                    2,000           60,320
  Charming Shoppes, Inc.*                                               4,600           68,402
  Dress Barn, Inc.*,##                                                    900           43,155
  DSW, Inc. Cl. A*,##                                                   1,700           53,244
  JOS A. Bank Clothiers, Inc.*                                          1,500           71,925
  New York & Co., Inc.*                                                 2,300           34,362
  Too, Inc.*                                                            1,300           44,655
                                                                                --------------
                                                                                       376,063
                                                                                --------------
RETAIL-ARTS & CRAFTS - 0.6%
  AC Moore Arts & Crafts, Inc.*                                         3,400           62,560
                                                                                --------------
RETAIL-LEISURE PRODUCTS - 0.6%
  MarineMax, Inc.*                                                      1,800           60,336
                                                                                --------------
RETIREMENT/AGED CARE - 0.6%
  American Retirement Corp.*                                            2,400           61,488
                                                                                --------------
RUBBER & PLASTICS - 0.7%
  PW Eagle, Inc.##                                                      2,500           69,500
                                                                                --------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 1.3%
  Anadigics, Inc.*                                                      8,000           63,200
  Atmel Corp.*                                                         14,000           66,080
                                                                                --------------
                                                                                       129,280
                                                                                --------------
SEMICONDUCTOR EQUIPMENT - 3.8%
  Axcelis Technologies, Inc.*                                           8,200           48,052
  Brooks Automation, Inc.*                                              3,500           49,840
  GSI Group, Inc.*                                                      4,300           47,515
  Rudolph Technologies, Inc.*                                           3,600           61,380
  Ultratech, Inc.*                                                      2,700           66,096
  Varian Semiconductor Equipment Associates, Inc.*                      1,050           29,484
  Veeco Instruments, Inc.*                                              3,000           70,050
                                                                                --------------
                                                                                       372,417
                                                                                --------------
STEEL PIPE &TUBE - 0.4%
  NS Group, Inc.*                                                         900           41,427
                                                                                --------------
STEEL-PRODUCERS - 0.5%
  Chaparral Steel Co.*                                                    700   $       45,444
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT - 1.2%
  Arris Group, Inc.*                                                    4,100           56,416
  CommScope, Inc.*                                                      2,300           65,665
                                                                                --------------
                                                                                       122,081
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS - 0.8%
  Avanex Corp.*,##                                                     24,500           79,870
                                                                                --------------
THERAPEUTICS - 0.5%
  CV Therapeutics, Inc.*,##                                             1,800           39,744
  United Therapeutics Corp.*                                              100            6,628
                                                                                --------------
                                                                                        46,372
                                                                                --------------
TRANSPORT-MARINE - 0.4%
  American Commercial Lines, Inc.                                         900           42,480
                                                                                --------------
VITAMINS & NUTRITION PRODUCTS - 0.7%
  Herbalife, Ltd.*                                                      2,200           74,294
                                                                                --------------
WIRE & CABLE PRODUCTS - 1.4%
  General Cable Corp.*                                                  2,600           78,858
  Superior Essex, Inc.*                                                 2,200           55,968
                                                                                --------------
                                                                                       134,826
                                                                                --------------
WIRELESS EQUIPMENT - 0.4%
  ID Systems, Inc.*                                                     1,600           40,000
----------------------------------------------------------------------------------------------
Total Common Stock (Cost: $6,740,837)                                                9,333,320
----------------------------------------------------------------------------------------------

                                                                    PRINCIPAL
                                                                       AMOUNT
                                                               --------------
SHORT TERM INVESTMENTS - 16.7%
MONEY MARKET FUNDS - 10.5%
  Boston Global Investment Trust -
    Enhanced Sleeve, 4.686%**                                  $    1,039,350        1,039,350
                                                                                --------------
TIME DEPOSIT - 6.2%
  Wells Fargo Bank - Grand Cayman
    4.150%, 04/01/06                                                  610,958          610,958
----------------------------------------------------------------------------------------------
Total Short Term Investments (Cost: $1,650,308)                                      1,650,308
----------------------------------------------------------------------------------------------
Total Investments - 111.0% (Cost: $8,391,145)                                       10,983,628
----------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (11.0%)                                     (1,089,197)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $    9,894,431
----------------------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.
** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.
## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 03/31/06.
ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                  PERCENT OF
INDUSTRY                                                                          NET ASSETS
----------------------------------------------------------------------------------------------
Basic Materials                                                                        1.3%
Communications                                                                        10.7
Consumer, Cyclical                                                                    15.7
Consumer, Non-cyclical                                                                15.0
Energy                                                                                 6.5
Financial                                                                              6.4
Industrial                                                                            22.2
Technology                                                                            16.0
Utilities                                                                              0.5
Short Term Investments                                                                16.7
Liabilities in excess of other assets                                                (11.0)
----------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%
==============================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SMALL CAP VALUE FUND

MANAGEMENT TEAM: MARK W. STUCKELMAN, Portfolio Manager; STEPHEN SEXAUER, Portfolio Manager; NELSON SHING, Portfolio Manager; JAMES FERNANDES, CPA, CFA, Analyst; CHARLES HOEVELER, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Small Cap Value Fund seeks to maximize long-term capital appreciation through investments primarily in smaller U.S. companies with market capitalizations corresponding to the Russell 2000 Value Index that, in the opinion of the Investment Adviser, are undervalued in the marketplace.

MARKET OVERVIEW: U.S. equities shifted into high gear in 2005, closing the twelve months ending March 31, 2006 with solid gains. Healthy corporate earnings growth, a robust job market and tame core consumer prices were the overarching themes in support of accelerating stock prices. In spite of the positive final results, 2005 was wrought with crosswinds that threatened to derail economic growth. Throughout the year, investors struggled with soaring energy prices, cooling in the housing market and eight consecutive quarter-basis point interest rate hikes at the Federal Reserve.

Market advances were widespread, but lopsided. In general, small- and mid-cap stocks generated substantially greater gains than large-cap stocks. From a style standpoint, neither growth nor value provided clear, consistent leadership.

Within the Russell 2000 Value Index, telecommunications and industrials companies saw the best results. Utilities companies tended to trail after a long period of outperformance, while consumer-oriented businesses suffered amid elevated oil prices.

PERFORMANCE: From April 1, 2005 through March 31, 2006, the Fund's Class R shares gained 21.68%. The Russell 2000 Value Index rose 23.77%.

PORTFOLIO SPECIFICS: The Fund posted solid returns in fiscal 2005, but modestly trailed the benchmark. Stock selection in the information technology sector detracted most from relative performance, with a position in Comtech Telecommunications the category's most notable underperformer. Comtech shares dropped sharply late in the fourth quarter of 2005, following disappointing earnings guidance and news that a major contract is running off faster than expected. Other areas of relative weakness included stock selection in the financials sector and underweighting in the energy sector, which offset favorable stock selection within the group.

On the plus side, stock selection in several sectors was beneficial to relative performance, including industrials, health care and materials. A few of the strongest performers within the Fund more than doubled in price. AAR Corporation, a company that distributes aircraft parts and provides aircraft maintenance, secured a slew of new outsourcing contracts and benefited from a strong aerospace environment. Universal Truckload Services, a truckload company, reported better-than-expected earnings with strong organic growth and improved operating margins. The health care firm Candela, which produces cosmetic lasers, surged on better-than-expected earnings.

MARKET OUTLOOK: We expect an end to the current, prolonged cycle of Federal Reserve interest rate hikes later this year. We also see continued strength in personal consumption, supported by low unemployment and ongoing wage gains. Both of these factors bode well for equities, and should help offset the challenges presented by a cooling housing market and elevated energy prices.

We remain focused on identifying and investing in attractively priced, financially strong small-cap companies poised to benefit from change. Through intense, fundamental research and a diversified, risk-controlled approach to portfolio construction, we are confident we will continue producing excess return over time.

The Fund is currently closed to new investors. The Fund will continue to accept additional investments from existing shareholders.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SMALL CAP VALUE FUND CLASS R SHARES WITH THE RUSSELL 2000 VALUE INDEX.

                      U.S. SMALL CAP VALUE FUND CLASS R SHARES        RUSSELL 2000 VALUE INDEX
11/30/2004                        $   250,000.00                           $   250,000.00
12/31/2004                        $   258,950.00                           $   255,950.00
1/31/2005                         $   251,440.45                           $   246,044.74
2/28/2005                         $   254,759.46                           $   250,916.42
3/31/2005                         $   251,141.88                           $   245,747.54
4/30/2005                         $   242,201.23                           $   233,066.97
5/31/2005                         $   253,608.91                           $   247,284.05
6/30/2005                         $   263,144.60                           $   258,214.01
7/31/2005                         $   279,170.11                           $   272,906.39
8/31/2005                         $   271,520.85                           $   266,629.54
9/30/2005                         $   270,516.22                           $   266,176.27
10/31/2005                        $   261,994.96                           $   259,495.25
11/30/2005                        $   277,321.66                           $   270,030.75
12/31/2005                        $   280,261.27                           $   267,951.52
1/31/2006                         $   296,011.96                           $   290,111.11
2/28/2006                         $   295,242.33                           $   290,082.09
3/31/2006                         $   306,343.44                           $   304,151.08

ANNUALIZED TOTAL RETURNS AS OF 3/31/06

                                                    1 YEAR     SINCE INCEPTION
------------------------------------------------------------------------------
U.S. Small Cap Value Fund Class R Shares             21.68%        15.25%
Russell 2000 Value Index                             23.77%        15.14%

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE RUSSELL 2000 VALUE INDEX FOR THE PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE FUND'S PERFORMANCE INCLUDES HISTORICAL PERFORMANCE OF COMPARABLE MANAGED INSTITUTIONAL POOLED ACCOUNTS MANAGED BY THE INVESTMENT ADVISER PRIOR TO THE INCEPTION OF THE FUND. THE FUND COMMENCED OPERATIONS ON MAY 1, 2001. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT.

IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                    NUMBER OF
                                                                       SHARES            VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK - 90.9%
AEROSPACE/DEFENSE-EQUIPMENT - 1.5%
  AAR Corp.*                                                           88,800   $    2,529,024
                                                                                --------------
APPAREL MANUFACTURERS - 0.9%
  Russell Corp.                                                       110,500        1,524,900
                                                                                --------------
B2B/E-COMMERCE - 0.6%
  webMethods, Inc.*                                                   111,800          941,356
                                                                                --------------
BUILDING & CONSTRUCTION-MISCELLANEOUS - 1.9%
  Dycom Industries, Inc.*                                              72,800        1,547,000
  ElkCorp                                                              45,300        1,528,875
                                                                                --------------
                                                                                     3,075,875
                                                                                --------------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING - 0.9%
  Champion Enterprises, Inc.*                                          96,500        1,443,640
                                                                                --------------
CHEMICALS-SPECIALTY - 1.9%
  Hercules, Inc.*                                                     136,600        1,885,080
  OM Group, Inc.*                                                      54,500        1,253,500
                                                                                --------------
                                                                                     3,138,580
                                                                                --------------
COMMERCIAL BANKS-CENTRAL US - 5.2%
  Amcore Financial, Inc.                                               54,000        1,707,480
  Associated Banc Corp.                                                50,000        1,699,000
  Gold Banc Corp., Inc.                                                88,200        1,615,824
  Macatawa Bank Corp.                                                  32,194        1,220,475
  Mercantile Bank Corp.                                                33,300        1,302,030
  Oak Hill Financial, Inc.                                             32,900        1,016,939
                                                                                --------------
                                                                                     8,561,748
                                                                                --------------
COMMERCIAL BANKS-EASTERN US - 0.5%
  Community Bank Systems, Inc.                                         39,300          877,569
                                                                                --------------
COMMERCIAL BANKS-WESTERN US - 1.0%
  Greater Bay Bancorp                                                  57,900        1,606,146
                                                                                --------------
COMMERCIAL SERVICES-FINANCE - 1.0%
  TNS, Inc.*                                                           73,700        1,560,966
                                                                                --------------
COMPUTERS-INTEGRATED SYSTEMS - 0.9%
  Intergraph Corp.*                                                    36,100        1,503,926
                                                                                --------------
COMPUTERS-MEMORY DEVICES - 1.1%
  Hutchinson Technology, Inc.*                                         60,700        1,831,319
                                                                                --------------
CONSUMER PRODUCTS-MISCELLANEOUS - 0.9%
  Prestige Brand Holdings, Inc.*                                      122,400        1,489,608
                                                                                --------------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.2%
  ESCO Technologies, Inc.*                                             38,900        1,970,285
  Griffon Corp.*                                                       68,800        1,708,992
                                                                                --------------
                                                                                     3,679,277
                                                                                --------------
ELECTRIC-INTEGRATED - 2.0%
  CMS Energy Corp.*                                                   127,600        1,652,420
  El Paso Electric Co.*                                                89,100        1,696,464
                                                                                --------------
                                                                                     3,348,884
                                                                                --------------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 2.7%
  Benchmark Electronics, Inc.*                                         29,400        1,127,490
  Methode Electronics, Inc. Cl. A                                     112,800        1,228,392
  Rogers Corp.*                                                        36,800        2,004,864
                                                                                --------------
                                                                                     4,360,746
                                                                                --------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 0.4%
  IXYS Corp.*                                                          68,100          627,882
                                                                                --------------
ENERGY-ALTERNATE SOURCES - 0.9%
  Covanta Holding Corp.*                                               93,300        1,555,311
                                                                                --------------
FINANCE-AUTO LOANS - 1.1%
  United PanAm Financial Corp.*                                        57,000   $    1,761,300
                                                                                --------------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.0%
  Knight Capital Group, Inc. Cl. A*                                   120,500        1,678,565
                                                                                --------------
FOOD-MISCELLANEOUS/DIVERSIFIED - 0.8%
  Ralcorp Holdings, Inc.*                                              35,900        1,365,995
                                                                                --------------
FUNERAL SERVICES & RELATED ITEMS - 1.0%
  Stewart Enterprises, Inc. Cl. A                                     295,600        1,687,876
                                                                                --------------
GAS-DISTRIBUTION - 2.0%
  Energen Corp.                                                        43,000        1,505,000
  UGI Corp.                                                            82,500        1,738,275
                                                                                --------------
                                                                                     3,243,275
                                                                                --------------
HOTELS & MOTELS - 0.9%
  Jameson Inns, Inc.*                                                 632,600        1,549,870
                                                                                --------------
HUMAN RESOURCES - 1.0%
  Korn/Ferry International*                                            83,900        1,710,721
                                                                                --------------
INDEX FUND-SMALL CAP - 4.9%
  iShares Russell 2000 Value Index Fund*                              107,600        8,042,024
                                                                                --------------
INTERNET APPLICATIONS SOFTWARE - 1.3%
  Interwoven Inc.*                                                    114,100        1,025,759
  MatrixOne, Inc.*                                                    162,400        1,162,784
                                                                                --------------
                                                                                     2,188,543
                                                                                --------------
LASERS-SYSTEMS/COMPONENTS - 1.4%
  Cymer, Inc.*                                                         28,400        1,290,496
  Rofin-Sinar Technologies, Inc.*                                      18,100          979,753
                                                                                --------------
                                                                                     2,270,249
                                                                                --------------
MACHINERY TOOLS & RELATED PRODUCTS - 1.1%
  Kennametal, Inc.                                                     29,900        1,828,086
                                                                                --------------
MACHINERY-GENERAL INDUSTRY - 2.7%
  Gardner Denver, Inc.*                                                40,100        2,614,520
  Wabtec Corp.                                                         55,400        1,806,040
                                                                                --------------
                                                                                     4,420,560
                                                                                --------------
MEDICAL PRODUCTS - 0.9%
  HealthTronics, Inc.*                                                177,500        1,467,925
                                                                                --------------
MEDICAL-DRUGS - 0.4%
  Zymogenetics, Inc.*                                                  26,800          579,416
                                                                                --------------
MEDICAL-HOSPITALS - 1.1%
  LifePoint Hospitals, Inc.*                                           44,700        1,390,170
  Medcath Corp.*                                                       25,000          478,000
                                                                                --------------
                                                                                     1,868,170
                                                                                --------------
METAL PROCESSORS & FABRICATION - 0.6%
  Quanex Corp.                                                         15,600        1,039,428
                                                                                --------------
METAL-ALUMINUM - 1.3%
  Century Aluminum Co.*                                                51,500        2,186,175
                                                                                --------------
MOTION PICTURES & SERVICES - 1.1%
  Lions Gate Entertainment Corp.*,##                                  170,800        1,733,620
                                                                                --------------
MULTIMEDIA - 1.0%
  Gemstar - TV Guide International, Inc.*                             508,600        1,571,574
                                                                                --------------
NETWORKING PRODUCTS - 1.4%
  3COM Corp.*                                                         208,000        1,064,960
  Aeroflex, Inc.*                                                      88,400        1,213,732
                                                                                --------------
                                                                                     2,278,692
                                                                                --------------
NON-FERROUS METALS - 1.2%
  RTI International Metals, Inc.*                                      36,700        2,012,995
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                    NUMBER OF
                                                                       SHARES            VALUE
----------------------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.8%
  Forest Oil Corp.*                                                    24,200   $      899,756
  Mariner Energy, Inc.*                                                19,585          401,688
                                                                                --------------
                                                                                     1,301,444
                                                                                --------------
OIL REFINING & MARKETING - 1.2%
  Holly Corp.                                                          25,800        1,912,296
                                                                                --------------
OIL-FIELD SERVICES - 0.7%
  Superior Energy Services, Inc.*                                      41,600        1,114,464
                                                                                --------------
POWER CONVERSION/SUPPLY EQUIPMENT - 1.4%
  Artesyn Technologies, Inc.*                                          96,100        1,052,295
  Power-One, Inc.*                                                    175,900        1,266,480
                                                                                --------------
                                                                                     2,318,775
                                                                                --------------
PRIVATE CORRECTIONS - 1.2%
  Corrections Corp. of America*                                        43,300        1,957,160
                                                                                --------------
PROPERTY/CASUALTY INSURANCE - 3.8%
  Castlepoint Holdings, Ltd. 144A#+                                   237,400        2,374,000
  Navigators Group, Inc.*                                              36,200        1,795,520
  Quanta Capital Holdings, Ltd.*                                      118,400          355,200
  Tower Group, Inc.                                                    74,400        1,718,640
                                                                                --------------
                                                                                     6,243,360
                                                                                --------------
PUBLISHING-NEWSPAPERS - 0.7%
  Lee Enterprises, Inc.                                                33,000        1,098,570
                                                                                --------------
RADIO - 1.0%
  Entercom Communications Corp. Cl. A                                  28,700          801,304
  Radio One, Inc. Cl. D*                                              103,800          774,348
                                                                                --------------
                                                                                     1,575,652
                                                                                --------------
REITS-DIVERSIFIED - 1.4%
  Cousins Properties, Inc.                                             34,700        1,160,021
  Washington Real Estate Investment Trust                              31,500        1,144,080
                                                                                --------------
                                                                                     2,304,101
                                                                                --------------
REITS-HEALTH CARE - 0.7%
  Ventas, Inc.                                                         36,483        1,210,506
                                                                                --------------
REITS-HOTELS - 1.7%
  Ashford Hospitality Trust, Inc.                                     118,000        1,463,200
  DiamondRock Hospitality Co. 144A#                                   101,300        1,398,953
                                                                                --------------
                                                                                     2,862,153
                                                                                --------------
REITS-MORTGAGE - 4.0%
  Fieldstone Investment Corp.                                          85,100        1,004,180
  Jer Investors Trust, Inc.                                             9,600          159,552
  Jer Investors Trust, Inc. 144A#                                      63,800        1,060,356
  KKR Financial Corp.*                                                 77,150        1,730,474
  Newcastle Investment Corp.                                           77,500        1,853,800
  NorthStar Realty Finance Corp.                                       75,000          821,250
                                                                                --------------
                                                                                     6,629,612
                                                                                --------------
REITS-SHOPPING CENTERS - 0.8%
  Equity One, Inc.                                                     52,900        1,299,224
                                                                                --------------
RETAIL-APPAREL/SHOE - 1.7%
  Charlotte Russe Holding, Inc.*                                       65,100        1,393,140
  Charming Shoppes, Inc.*                                              95,800        1,424,546
                                                                                --------------
                                                                                     2,817,686
                                                                                --------------
RETAIL-DISCOUNT - 1.0%
  Tuesday Morning Corp.*                                               72,900        1,683,261
                                                                                --------------
RETAIL-PAWN SHOPS - 1.0%
  Cash America International, Inc.                                     56,800        1,705,136
                                                                                --------------
RETAIL-RESTAURANTS - 1.1%
  Lone Star Steakhouse & Saloon, Inc.                                  64,600   $    1,835,932
                                                                                --------------
RUBBER-TIRES - 1.0%
  Cooper Tire & Rubber Co.                                            111,100        1,593,174
                                                                                --------------
SAVINGS & LOANS/THRIFTS-CENTRAL US - 1.0%
  MAF Bancorp, Inc.                                                    37,100        1,623,867
                                                                                --------------
SAVINGS & LOANS/THRIFTS-EASTERN US - 2.5%
  Brookline Bancorp, Inc.                                              97,228        1,506,062
  First Niagara Financial Group, Inc.                                 128,700        1,886,742
  Parkvale Financial Corp.                                             25,000          697,500
                                                                                --------------
                                                                                     4,090,304
                                                                                --------------
SCHOOLS - 0.4%
  Concorde Career Colleges, Inc.*                                      34,700          572,550
                                                                                --------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 1.6%
  ASE Test, Ltd.*                                                     150,600        1,355,400
  ChipMOS TECHNOLOGIES Bermuda, Ltd.*                                 172,300        1,231,945
                                                                                --------------
                                                                                     2,587,345
                                                                                --------------
SEMICONDUCTOR EQUIPMENT - 1.3%
  Mattson Technology, Inc.*                                           103,700        1,244,400
  Varian Semiconductor Equipment Associates, Inc.*                     30,000          842,400
                                                                                --------------
                                                                                     2,086,800
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT - 1.0%
  Comtech Telecommunications Corp.*                                    56,700        1,653,939
                                                                                --------------
THERAPEUTICS - 1.4%
  CV Therapeutics, Inc.*                                               40,300          889,824
  Medarex, Inc.*                                                      106,300        1,405,286
                                                                                --------------
                                                                                     2,295,110
                                                                                --------------
TRANSPORT-MARINE - 0.8%
  Genco Shipping & Trading, Ltd.*                                      73,700        1,254,374
                                                                                --------------
TRANSPORT-SERVICES - 1.0%
  Universal Truckload Services*                                        63,600        1,593,180
----------------------------------------------------------------------------------------------
Total Common Stock (Cost: $124,808,682)                                            149,361,791
----------------------------------------------------------------------------------------------

                                                                    PRINCIPAL
                                                                       AMOUNT
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 11.8%
MONEY MARKET FUNDS - 1.1%
  Boston Global Investment Trust -
    Enhanced Sleeve, 4.686%**                                  $    1,791,300        1,791,300
                                                                                --------------
TIME DEPOSIT - 10.7%
  Wells Fargo Bank - Grand Cayman
    4.150%, 04/01/06                                               17,508,950       17,508,950
----------------------------------------------------------------------------------------------
Total Short Term Investments (Cost: $19,300,250)                                    19,300,250
----------------------------------------------------------------------------------------------
Total Investments - 102.7% (Cost: $144,108,932)                                    168,662,041
----------------------------------------------------------------------------------------------
Liabilities in Excess of other Assets - (2.7%)                                      (4,437,203)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $  164,224,838
----------------------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.
** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.
+ ILLIQUID SECURITIES, VALUED BY THE ADVISOR. TOTAL COST OF ILLIQUID SECURITIES AS OF MARCH 31, 2006 WAS $3,998,685. TOTAL MARKET VALUE OF ILLIQUID SECURITIES OWNED AT MARCH 31, 2006 WAS $2,374,000 OR 1.45% OF NET ASSETS.
# 144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT MARCH 31, 2006 WAS $4,833,309 OR 2.94% OF NET ASSETS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                  PERCENT OF
INDUSTRY                                                                          NET ASSETS
----------------------------------------------------------------------------------------------
Basic Materials                                                                       4.5%
Communications                                                                        6.9
Consumer, Cyclical                                                                    9.8
Consumer, Non-cyclical                                                                8.9
Energy                                                                                3.5
Financial                                                                            25.9
Funds                                                                                 4.9
Industrial                                                                           17.3
Technology                                                                            5.2
Utilities                                                                             4.0
Short Term Investments                                                               11.8
Liabilities in excess of other assets                                                (2.7)
----------------------------------------------------------------------------------------------
Net Assets                                                                          100.0%
==============================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. LARGE CAP VALUE FUND

MANAGEMENT TEAM: STEPHEN SEXAUER, Portfolio Manager; NELSON SHING, Portfolio Manager; MARK W. STUCKELMAN, Portfolio Manager; JAMES FERNANDES, CPA, CFA, Analyst; CHARLES HOEVELER, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Large Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of U.S. companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

MARKET OVERVIEW: U.S. investors closed fiscal 2005 with robust gains. As measured by the S&P 500 Index, stock prices rose 11.72% in the twelve months to March 31, 2006. The broad-based advance was supported by the second-longest stretch of double-digit quarterly corporate earnings growth since 1950.

Another factor supporting equity markets was the quick recovery in economic indicators following the Gulf Coast hurricanes. In the wake of Hurricanes Katrina and Rita, energy prices soared, jobless figures spiked, and consumer confidence tumbled the most in fifteen years. Nevertheless, within a month of the storms, the price of gas was already down 16%, and by first quarter 2006, employment and consumer confidence were at four-year highs.

Within the large-cap value market, consumer discretionary was the only sector to close the year with losses. Information technology saw the strongest gains due to robust earnings growth and a brisk pace of mergers and acquisitions.

PERFORMANCE: The Fund's Class R shares posted an 11.47% increase during the twelve months ended March 31, 2006. The Russell 1000 Value Index advanced 13.29%.

PORTFOLIO SPECIFICS: The Fund produced solid absolute results during the year, but on a comparative basis, slightly underperformed the benchmark. The main detractor to the Fund's results was the financials sector, where stock selection among capital markets and insurance companies and underweighting in diversified financials and consumer finance businesses hurt relative returns.

Despite the challenges, stock selection in most sectors generated positive relative returns for the Fund, led by positions in the materials, information technology and consumer discretionary sectors. The three largest contributors to the Fund's results were Freescale Semiconductors, ITT Industries and ConocoPhillips. Freescale saw strong gains on higher-than-anticipated earnings and an upgrade by a major sell-side brokerage firm. ConocoPhillips has benefited from strains on the nation's capacity to refine crude oil into products such as gas, jet fuel and heating oil.

As of March 31, 2006, the Fund was well-diversified, with all sector weights within +/-5% of the benchmark's weights.

MARKET OUTLOOK: We anticipate solid earnings growth from U.S. companies in 2006, supported by ongoing economic expansion and modest inflation. We continue to believe there is significant value in owning reasonably priced, very large corporations that have strong cash flows, limited debt, solid assets and a catalyst to realize their value. By identifying these types of companies for the Fund, we are confident that we will deliver strong performance over time.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. LARGE CAP VALUE FUND CLASS R SHARES WITH THE RUSSELL 1000 VALUE INDEX.

                   U.S. LARGE CAP VALUE FUND CLASS R SHARES        RUSSELL 1000 VALUE INDEX
4/30/1996                       $   250,000.00                          $   250,000.00
5/31/1996                       $   256,600.00                          $   253,125.00
6/30/1996                       $   263,800.00                          $   253,327.50
7/31/1996                       $   257,600.00                          $   243,751.72
8/31/1996                       $   264,800.00                          $   250,723.02
9/30/1996                       $   278,800.00                          $   260,701.80
10/31/1996                      $   288,600.00                          $   270,790.96
11/30/1996                      $   311,580.76                          $   290,423.30
12/31/1996                      $   310,622.05                          $   286,705.88
1/31/1997                       $   327,247.49                          $   300,611.12
2/28/1997                       $   331,246.01                          $   305,030.10
3/31/1997                       $   316,935.51                          $   294,049.02
4/30/1997                       $   333,350.49                          $   306,399.08
5/31/1997                       $   358,183.42                          $   323,526.78
6/30/1997                       $   369,758.09                          $   337,406.08
7/31/1997                       $   412,900.04                          $   362,779.02
8/31/1997                       $   403,429.86                          $   349,864.09
9/30/1997                       $   428,683.68                          $   370,995.88
10/31/1997                      $   412,268.70                          $   360,645.09
11/30/1997                      $   425,854.22                          $   376,585.61
12/31/1997                      $   436,586.20                          $   387,581.91
1/31/1998                       $   434,531.14                          $   382,078.24
2/28/1998                       $   469,923.85                          $   407,792.11
3/31/1998                       $   500,064.74                          $   432,748.99
4/30/1998                       $   502,804.82                          $   435,648.40
5/31/1998                       $   500,749.76                          $   429,200.81
6/30/1998                       $   511,938.43                          $   434,694.58
7/31/1998                       $   501,864.37                          $   427,000.48
8/31/1998                       $   424,288.37                          $   363,462.81
9/30/1998                       $   448,322.65                          $   384,325.58
10/31/1998                      $   479,971.75                          $   414,110.81
11/30/1998                      $   502,997.40                          $   433,408.37
12/31/1998                      $   524,486.61                          $   448,144.26
1/31/1999                       $   530,983.34                          $   451,729.41
2/28/1999                       $   512,742.51                          $   445,360.03
3/31/1999                       $   522,237.74                          $   454,578.98
4/30/1999                       $   563,217.16                          $   497,036.66
5/31/1999                       $   554,721.42                          $   491,569.25
6/30/1999                       $   570,213.64                          $   505,824.76
7/31/1999                       $   558,719.42                          $   491,004.10
8/31/1999                       $   538,729.45                          $   472,787.84
9/30/1999                       $   516,740.50                          $   456,240.27
10/31/1999                      $   546,225.69                          $   482,519.71
11/30/1999                      $   530,983.34                          $   478,756.05
12/31/1999                      $   570,488.00                          $   481,054.08
1/31/2000                       $   534,848.18                          $   465,371.72
2/29/2000                       $   491,678.83                          $   430,794.60
3/31/2000                       $   545,640.52                          $   483,351.54
4/30/2000                       $   545,640.52                          $   477,744.67
5/31/2000                       $   544,636.58                          $   482,760.98
6/30/2000                       $   520,291.08                          $   460,698.81
7/31/2000                       $   538,361.97                          $   466,457.54
8/31/2000                       $   568,229.14                          $   492,392.58
9/30/2000                       $   576,511.63                          $   496,922.59
10/31/2000                      $   605,625.84                          $   509,146.89
11/30/2000                      $   581,408.50                          $   490,257.54
12/31/2000                      $   613,498.41                          $   514,819.44
1/31/2001                       $   622,847.44                          $   516,827.24
2/28/2001                       $   609,455.59                          $   502,459.44
3/31/2001                       $   591,010.21                          $   484,722.62
4/30/2001                       $   624,616.18                          $   508,474.03
5/31/2001                       $   644,830.29                          $   519,914.70
6/30/2001                       $   634,470.56                          $   508,372.59
7/31/2001                       $   634,470.56                          $   507,305.01
8/31/2001                       $   604,149.38                          $   486,962.08
9/30/2001                       $   556,140.86                          $   452,679.95
10/31/2001                      $   553,361.42                          $   448,786.90
11/30/2001                      $   593,536.91                          $   474,861.42
12/31/2001                      $   605,623.67                          $   486,068.15
1/31/2002                       $   593,022.58                          $   482,325.42
2/28/2002                       $   597,394.39                          $   483,097.14
3/31/2002                       $   627,225.53                          $   505,947.64
4/30/2002                       $   602,537.69                          $   488,593.63
5/31/2002                       $   609,223.98                          $   491,036.60
6/30/2002                       $   563,962.93                          $   462,851.10
7/31/2002                       $   508,672.45                          $   419,805.95
8/31/2002                       $   506,100.80                          $   422,954.49
9/30/2002                       $   443,095.37                          $   375,921.95
10/31/2002                      $   485,270.43                          $   403,777.77
11/30/2002                      $   516,011.09                          $   429,215.77
12/31/2002                      $   494,130.76                          $   410,587.81
1/31/2003                       $   486,576.83                          $   400,651.58
2/28/2003                       $   473,813.31                          $   389,954.18
3/31/2003                       $   473,031.87                          $   390,617.11
4/30/2003                       $   510,801.48                          $   424,991.41
5/31/2003                       $   543,101.02                          $   452,445.86
6/30/2003                       $   549,092.06                          $   458,101.43
7/31/2003                       $   557,166.94                          $   464,927.14
8/31/2003                       $   560,292.70                          $   472,180.00
9/30/2003                       $   556,645.98                          $   467,552.64
10/31/2003                      $   591,289.84                          $   496,166.86
11/30/2003                      $   592,708.49                          $   502,914.73
12/31/2003                      $   628,404.19                          $   533,894.28
1/31/2004                       $   641,190.71                          $   543,290.82
2/29/2004                       $   654,510.01                          $   554,917.24
3/31/2004                       $   648,383.13                          $   550,033.97
4/30/2004                       $   637,727.70                          $   536,613.14
5/31/2004                       $   645,186.50                          $   542,086.60
6/30/2004                       $   654,510.01                          $   554,879.84
7/31/2004                       $   641,723.48                          $   547,056.03
8/30/2004                       $   641,457.10                          $   554,824.23
9/30/2004                       $   656,108.32                          $   563,424.00
10/31/2004                      $   664,834.56                          $   572,776.84
11/30/2004                      $   697,344.97                          $   601,702.07
12/31/2004                      $   714,290.45                          $   621,859.09
1/31/2005                       $   706,218.97                          $   610,852.19
2/28/2005                       $   732,066.59                          $   631,071.39
3/31/2005                       $   718,376.94                          $   622,425.72
4/30/2005                       $   703,578.38                          $   611,284.30
5/31/2005                       $   721,308.55                          $   626,016.25
6/30/2005                       $   729,892.12                          $   632,902.43
7/31/2005                       $   756,533.18                          $   651,193.31
8/31/2005                       $   750,102.65                          $   648,328.06
9/30/2005                       $   750,927.77                          $   657,404.65
10/31/2005                      $   731,328.55                          $   640,706.57
11/30/2005                      $   759,850.36                          $   661,785.82
12/31/2005                      $   758,482.63                          $   665,690.35
1/31/2006                       $   783,133.32                          $   691,519.14
2/28/2006                       $   783,681.51                          $   695,737.41
3/31/2006                       $   802,881.71                          $   705,129.86

ANNUALIZED TOTAL RETURNS AS OF 3/31/06

                                                                     SINCE
                                              1 YEAR    5 YEARS    INCEPTION
----------------------------------------------------------------------------
U.S. Large Cap Value Fund Class R Shares      11.47%     6.23%       12.43%
Russell 1000 Value Index                      13.29%     7.79%       11.02%

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE RUSSELL 1000 VALUE INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS R SHARES WERE FIRST AVAILABLE ON MAY 21, 1999. PERFORMANCE PRIOR TO THE INTRODUCTION OF CLASS R SHARES REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS I SHARES. CLASS I SHARES HAVE NO SALES CHARGE OR DISTRIBUTION FEE, BUT HAVE A SHAREHOLDER SERVICE FEE OF UP TO .25% OF THEIR AVERAGE DAILY NET ASSETS. CLASS R SHARES HAVE DISTRIBUTION AND SHAREHOLDER SERVICES FEES UP TO ..25% OF THEIR AVERAGE DAILY NET ASSETS. HISTORICAL PERFORMANCE RETURNS OF THE CLASS I SHARES DO NOT REFLECT THE SHAREHOLDER SERVICING FEE PRIOR TO THE ADOPTION OF THE SHAREHOLDER SERVICES PLAN IN 2003 OR DISTRIBUTION FEES APPLICABLE TO CLASS R SHARES, WHICH WOULD HAVE MADE RETURNS SLIGHTLY LOWER. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS). AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. ABSENT EXPENSE LIMITATIONS, TOTAL RETURNS WOULD HAVE BEEN SLIGHTLY LOWER. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                    NUMBER OF
                                                                       SHARES            VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK - 97.0%
AEROSPACE/DEFENSE-EQUIPMENT - 1.6%
  United Technologies Corp.                                             7,200   $      417,384
                                                                                --------------
APPLICATIONS SOFTWARE - 3.1%
  Microsoft Corp.                                                      30,200          821,742
                                                                                --------------
CABLE TV - 1.4%
  Comcast Corp. Cl. A*                                                 13,700          358,392
                                                                                --------------
COMMERCIAL BANKS-EASTERN US - 3.5%
  North Fork Bancorporation                                            31,550          909,586
                                                                                --------------
COMPUTERS - 1.4%
  International Business Machines Corp.                                 4,400          362,868
                                                                                --------------
CONSUMER PRODUCTS-MISCELLANEOUS - 0.8%
  Fortune Brands, Inc.                                                  2,600          209,638
                                                                                --------------
DIVERSIFIED MANUFACTURING OPERATIONS - 9.4%
  General Electric Co.                                                 26,900          935,582
  ITT Industries, Inc.                                                 17,600          989,472
  Textron, Inc.                                                         5,700          532,323
                                                                                --------------
                                                                                     2,457,377
                                                                                --------------
ELECTRIC-INTEGRATED - 2.3%
  Exelon Corp.                                                         11,400          603,060
                                                                                --------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 3.1%
  Freescale Semiconductor, Inc. Cl. B*                                 29,140          809,218
                                                                                --------------
FIDUCIARY BANKS - 1.3%
  Bank of New York Co., Inc.                                            9,400          338,776
                                                                                --------------
FINANCE-INVESTMENT BANKERS/BROKERS - 5.7%
  Goldman Sachs Group, Inc.                                             1,900          298,224
  Morgan Stanley                                                       19,000        1,193,580
                                                                                --------------
                                                                                     1,491,804
                                                                                --------------
FINANCE-MORTGAGE LOAN/BANKER - 3.7%
  Countrywide Credit Industries, Inc.                                  26,400          968,880
                                                                                --------------
FINANCIAL GUARANTEE INSURANCE - 1.0%
  Ambac Financial Group, Inc.                                           3,500          278,600
                                                                                --------------
INDUSTRIAL GASES - 2.0%
  Praxair, Inc.                                                         9,400          518,410
                                                                                --------------
MEDICAL-DRUGS - 4.1%
  Abbott Laboratories                                                   8,300          352,501
  Pfizer, Inc.                                                         28,800          717,696
                                                                                --------------
                                                                                     1,070,197
                                                                                --------------
MEDICAL-HMO - 2.3%
  WellPoint, Inc.*                                                      7,900          611,697
                                                                                --------------
MULTI-LINE INSURANCE - 6.1%
  Allstate Corp.                                                        9,100          474,201
  American International Group, Inc.                                   17,100        1,130,139
                                                                                --------------
                                                                                     1,604,340
                                                                                --------------
MULTIMEDIA - 3.5%
  Time Warner, Inc.                                                    39,200          658,168
  Walt Disney Co.                                                       9,900          276,111
                                                                                --------------
                                                                                       934,279
                                                                                --------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 3.9%
  Apache Corp.                                                         15,550        1,018,681
                                                                                --------------
OIL COMPANIES-INTEGRATED - 8.0%
  ConocoPhillips                                                       17,520        1,106,388
  Marathon Oil Corp.                                                   13,200        1,005,444
                                                                                --------------
                                                                                     2,111,832
                                                                                --------------
OIL REFINING & MARKETING - 2.2%
  Valero Energy Corp.                                                   9,500   $      567,910
                                                                                --------------
RETAIL-APPAREL/SHOE - 2.5%
  Gap, Inc.                                                            35,000          653,800
                                                                                --------------
RETAIL-REGIONAL DEPARTMENT STORES - 4.4%
  Federated Department Stores, Inc.                                    15,800        1,153,400
                                                                                --------------
SAVINGS & LOANS/THRIFTS-WESTERN US - 4.0%
  Washington Mutual, Inc.                                              24,600        1,048,452
                                                                                --------------
STEEL-PRODUCERS - 2.9%
  United States Steel Corp.                                            12,700          770,636
                                                                                --------------
SUPER-REGIONAL BANKS-US - 8.6%
  Bank of America Corp.                                                10,712          487,824
  US Bancorp                                                           27,100          826,550
  Wells Fargo & Co.                                                    15,000          958,050
                                                                                --------------
                                                                                     2,272,424
                                                                                --------------
TELEPHONE-INTEGRATED - 2.8%
  Sprint Corp.                                                         19,900          514,216
  Verizon Communications, Inc.                                          6,400          217,984
                                                                                --------------
                                                                                       732,200
                                                                                --------------
TOBACCO - 1.4%
  Altria Group, Inc.                                                    5,200          368,472
----------------------------------------------------------------------------------------------
Total Common Stock (Cost: $20,421,905)                                              25,464,055
----------------------------------------------------------------------------------------------

                                                                    PRINCIPAL
                                                                       AMOUNT
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 3.1%
TIME DEPOSIT - 3.1%
  Citibank Nassau
    4.150%, 04/01/06
    (Cost: $805,000)                                           $      805,000          805,000
----------------------------------------------------------------------------------------------
Total Investments - 100.1% (Cost: $21,226,905)                                      26,269,055
----------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (0.1%)                                         (32,101)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $   26,236,954
----------------------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                    PERCENT OF
INDUSTRY                                                                            NET ASSETS
----------------------------------------------------------------------------------------------
Basic Materials                                                                        4.9%
Communications                                                                         7.7
Consumer, Cyclical                                                                     6.9
Consumer, Non-cyclical                                                                 8.6
Energy                                                                                14.1
Financial                                                                             34.0
Industrial                                                                            10.9
Technology                                                                             7.6
Utilities                                                                              2.3
Short Term Investments                                                                 3.1
Liabilities in excess of other assets                                                 (0.1)
----------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%
==============================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

MANAGEMENT TEAM: JAMES LI, PH.D., CFA, Portfolio Manager; JANE EDMONSON, Portfolio Manager

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index at time of purchase.

MARKET OVERVIEW: During the twelve months ending March 31, 2006, U.S. equities advanced, overcoming multiple headwinds. Gains were widespread, with stocks in all major styles and capitalization ranges closing the period in positive territory. From a comparative standpoint, small- and mid-caps outpaced large-caps, while no clear leader emerged in growth versus value. Share prices received support amid:

   - Strong corporate earnings growth and expectations for ongoing healthy profits

   -  Tight business inventories and accelerating manufacturing activity

   -  Low unemployment and robust gains in payrolls and wage growth

Despite the positive overall results, several factors limited potentially greater gains. Foremost among these were the advent of $70/barrel oil, relentless interest rate hikes by the Federal Reserve and early signs of cooling in the housing market.

PERFORMANCE: During the twelve months ended March 31, 2006, the Fund's Class R shares registered a 13.78% gain. This compared favorably to the Russell 1000 Growth Index which rose 13.14%.

PORTFOLIO SPECIFICS: The Fund outperformed in the period from April 30, 2005 through March 31, 2006, closing the fiscal year with a twelve-month return higher than the benchmark. Investors benefited from strong performance from materials and energy holdings, and strong contributions from the health care and information technology sectors. On a security level, the stocks that contributed the most to Fund performance were Diamond Offshore Drilling, Archer Daniels Midland (ADM) and Nucor. Holdings of Diamond Offshore, a global offshore oil and gas drilling contractor, gained more than 80% during the period as energy prices steadily climbed, driving margins higher. ADM shares rose nearly 16% during the third quarter after second quarter earnings, driven by strong ethanol sales, came in ahead of expectations. Nucor, a large steel manufacturer, saw its stock advance on positive earnings results due to a favorable pricing environment.

Stock selection in the consumer discretionary and financials sectors generally detracted from relative performance.

As a result of our bottom-up stock selection process, the Fund's sector exposures have shifted over the course of the year. We decreased exposure to the telecommunications and information technology sectors and increased positions in industrials. As of March 31, 2006, the Fund remains broadly diversified.

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

By applying our disciplined, bottom-up approach in all investment environments, we believe the Fund will generate consistently strong returns over time.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SYSTEMATIC LARGE CAP GROWTH FUND CLASS R SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                        U.S. SYSTEMATIC LARGE CAP GROWTH FUND CLASS R SHARES    RUSSELL 1000 GROWTH INDEX
12/27/1996                               $    250,000.00                             $  250,000.00
12/31/1996                               $    247,420.02                             $  246,184.68
1/31/1997                                $    272,445.82                             $  263,452.07
2/28/1997                                $    267,801.86                             $  261,668.50
3/31/1997                                $    260,061.92                             $  247,507.00
4/30/1997                                $    269,865.84                             $  263,941.47
5/31/1997                                $    300,051.60                             $  282,990.12
6/30/1997                                $    311,145.51                             $  294,315.39
7/31/1997                                $    349,845.20                             $  320,344.64
8/31/1997                                $    341,847.27                             $  301,594.87
9/30/1997                                $    359,133.13                             $  316,436.35
10/31/1997                               $    358,617.13                             $  304,740.87
11/30/1997                               $    354,231.17                             $  317,683.21
12/31/1997                               $    360,423.12                             $  321,241.26
1/31/1998                                $    365,583.08                             $  330,846.38
2/28/1998                                $    399,122.81                             $  355,732.64
3/31/1998                                $    423,632.61                             $  369,912.14
4/30/1998                                $    437,048.50                             $  375,031.73
5/31/1998                                $    425,954.59                             $  364,388.33
6/30/1998                                $    456,656.35                             $  386,707.11
7/31/1998                                $    446,852.43                             $  384,147.11
8/31/1998                                $    372,291.02                             $  326,494.31
9/30/1998                                $    418,472.65                             $  351,575.61
10/31/1998                               $    449,690.40                             $  379,831.74
11/30/1998                               $    492,518.06                             $  408,725.54
12/31/1998                               $    577,915.38                             $  445,580.32
1/31/1999                                $    642,930.86                             $  471,744.80
2/28/1999                                $    629,256.97                             $  450,195.49
3/31/1999                                $    694,014.45                             $  473,907.29
4/30/1999                                $    730,134.16                             $  474,513.89
5/31/1999                                $    735,294.12                             $  459,932.08
6/30/1999                                $    766,253.87                             $  492,145.72
7/31/1999                                $    755,933.95                             $  476,505.33
8/31/1999                                $    751,289.99                             $  484,291.43
9/30/1999                                $    765,479.88                             $  474,116.47
10/31/1999                               $    820,691.43                             $  509,921.74
11/30/1999                               $    915,118.68                             $  537,432.02
12/31/1999                               $  1,131,320.95                             $  593,330.32
1/31/2000                                $  1,082,301.34                             $  565,509.06
2/29/2000                                $  1,240,196.08                             $  593,156.80
3/31/2000                                $  1,283,281.73                             $  635,614.97
4/30/2000                                $  1,184,726.52                             $  605,372.41
5/31/2000                                $  1,109,133.13                             $  574,885.85
6/30/2000                                $  1,226,006.19                             $  618,456.45
7/31/2000                                $  1,171,568.63                             $  592,673.00
8/31/2000                                $  1,324,045.41                             $  646,333.62
9/30/2000                                $  1,208,978.33                             $  585,196.92
10/31/2000                               $  1,085,139.32                             $  557,505.40
11/30/2000                               $    876,102.27                             $  475,323.53
12/31/2000                               $    858,016.37                             $  460,284.29
1/31/2001                                $    836,206.90                             $  492,085.33
2/28/2001                                $    692,051.64                             $  408,544.01
3/31/2001                                $    598,962.45                             $  364,086.25
4/30/2001                                $    676,625.43                             $  410,132.24
5/31/2001                                $    646,304.95                             $  404,095.09
6/30/2001                                $    613,856.72                             $  394,736.25
7/31/2001                                $    578,482.83                             $  384,871.79
8/31/2001                                $    513,054.42                             $  353,389.28
9/30/2001                                $    429,540.12                             $  318,121.03
10/31/2001                               $    453,308.83                             $  334,822.38
11/30/2001                               $    508,668.67                             $  366,998.81
12/31/2001                               $    505,726.84                             $  366,301.51
1/31/2002                                $    486,203.81                             $  359,817.98
2/28/2002                                $    454,913.46                             $  344,885.53
3/31/2002                                $    480,320.15                             $  356,818.57
4/30/2002                                $    452,239.07                             $  327,702.17
5/31/2002                                $    438,867.13                             $  319,771.78
6/30/2002                                $    390,728.14                             $  290,192.89
7/31/2002                                $    359,972.68                             $  274,232.28
8/31/2002                                $    361,577.31                             $  275,054.98
9/30/2002                                $    338,310.13                             $  246,531.78
10/31/2002                               $    356,495.97                             $  269,138.74
11/30/2002                               $    369,867.91                             $  283,752.98
12/31/2002                               $    334,031.11                             $  264,145.65
1/31/2003                                $    327,345.14                             $  257,726.91
2/28/2003                                $    326,007.94                             $  256,541.36
3/31/2003                                $    337,240.37                             $  261,313.03
4/30/2003                                $    358,635.48                             $  280,650.20
5/31/2003                                $    368,798.16                             $  294,654.64
6/30/2003                                $    372,809.74                             $  298,720.88
7/31/2003                                $    383,507.29                             $  306,159.03
8/31/2003                                $    392,600.21                             $  313,782.38
9/30/2003                                $    381,902.66                             $  310,424.91
10/31/2003                               $    399,821.06                             $  327,870.79
11/30/2003                               $    404,367.52                             $  331,280.65
12/31/2003                               $    403,565.21                             $  342,742.96
1/31/2004                                $    414,262.76                             $  349,734.92
2/29/2004                                $    411,053.49                             $  351,973.22
3/31/2004                                $    398,483.87                             $  345,426.52
4/30/2004                                $    389,390.95                             $  341,419.57
5/31/2004                                $    399,286.18                             $  347,769.97
6/30/2004                                $    408,111.67                             $  352,151.88
7/31/2004                                $    386,181.68                             $  332,255.30
8/30/2004                                $    381,100.34                             $  330,627.24
9/30/2004                                $    385,914.24                             $  333,768.20
10/31/2004                               $    390,931.13                             $  338,974.99
11/30/2004                               $    414,191.53                             $  350,635.73
12/31/2004                               $    425,001.93                             $  364,380.65
1/31/2005                                $    410,466.86                             $  352,246.77
2/28/2005                                $    418,922.48                             $  355,980.59
3/31/2005                                $    413,895.41                             $  349,501.74
4/30/2005                                $    396,180.68                             $  342,861.21
5/31/2005                                $    416,504.75                             $  359,421.40
6/30/2005                                $    416,754.66                             $  358,091.54
7/31/2005                                $    434,716.78                             $  375,602.22
8/31/2005                                $    427,065.77                             $  370,756.95
9/30/2005                                $    431,806.20                             $  372,462.43
10/31/2005                               $    420,967.86                             $  368,849.55
11/30/2005                               $    440,795.45                             $  384,746.96
12/31/2005                               $    440,530.97                             $  383,554.25
1/31/2006                                $    457,447.36                             $  390,304.80
2/28/2006                                $    459,048.42                             $  389,680.32
3/31/2006                                $    471,718.16                             $  395,447.58

ANNUALIZED TOTAL RETURNS AS OF 3/31/06

                                                                                  SINCE
                                                         1 YEAR    5 YEARS      INCEPTION
------------------------------------------------------------------------------------------
U.S. Systematic Large Cap Growth Fund Class R Shares     13.78%     -4.82%        7.06%
Russell 1000 Growth Index                                13.14%      1.66%        5.08%

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE RUSSELL 1000 GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS R SHARES WERE FIRST AVAILABLE ON MAY 21, 1999. PERFORMANCE PRIOR TO THE INTRODUCTION OF CLASS R SHARES REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS I SHARES. CLASS I SHARES HAVE NO SALES CHARGE OR DISTRIBUTION FEE, BUT HAVE A SHAREHOLDER SERVICE FEE OF UP TO .25% OF THEIR AVERAGE DAILY NET ASSETS. CLASS R SHARES HAVE DISTRIBUTION AND SHAREHOLDER SERVICES FEES UP TO ..25% OF THEIR DAILY NET ASSETS. HISTORICAL PERFORMANCE RETURNS OF THE CLASS I SHARES DO NOT REFLECT THE SHAREHOLDER SERVICING FEE PRIOR TO THE ADOPTION OF THE SHAREHOLDER SERVICES PLAN IN 2003 AND DISTRIBUTION FEES APPLICABLE TO CLASS R SHARES WHICH WOULD HAVE MADE RETURNS SLIGHTLY LOWER. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. ABSENT EXPENSE LIMITATIONS, TOTAL RETURNS WOULD HAVE BEEN SLIGHTLY LOWER. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX CONSISTS OF THE 1,000 LARGEST SECURITIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 90% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. IT IS A LARGE-CAP, MARKET-ORIENTED INDEX AND IS HIGHLY CORRELATED WITH THE S&P 500 INDEX. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                    NUMBER OF
                                                                       SHARES            VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK - 99.3%
AEROSPACE/DEFENSE - 4.4%
  Boeing Co.                                                            1,500   $      116,895
  Lockheed Martin Corp.                                                 2,800          210,364
  Raytheon Co.                                                          2,800          128,352
                                                                                --------------
                                                                                       455,611
                                                                                --------------
AGRICULTURAL OPERATIONS - 1.7%
  Archer-Daniels-Midland Co.                                            5,200          174,980
                                                                                --------------
AIRLINES - 0.6%
  AMR Corp.*                                                            2,400           64,920
                                                                                --------------
APPLICATIONS SOFTWARE - 2.0%
  Microsoft Corp.                                                       4,100          111,561
  Red Hat, Inc.*                                                        3,500           97,930
                                                                                --------------
                                                                                       209,491
                                                                                --------------
BEVERAGES-NON-ALCOHOLIC - 2.0%
  Coca-Cola Co.                                                         4,900          205,163
                                                                                --------------
BEVERAGES-WINE/SPIRITS - 1.0%
  Anheuser Busch Cos., Inc.                                             2,400          102,648
                                                                                --------------
BUILDING PRODUCTS-CEMENT/AGGREGATE - 1.8%
  Martin Marietta Materials, Inc.                                       1,800          192,654
                                                                                --------------
CASINO SERVICES - 1.0%
  International Game Technology                                         2,900          102,138
                                                                                --------------
COMMERCIAL SERVICES - 1.3%
  Weight Watchers International, Inc.                                   2,700          138,780
                                                                                --------------
COMPUTER SERVICES - 1.9%
  Computer Sciences Corp.*                                              1,900          105,545
  Electronic Data Systems Corp.                                         3,600           96,588
                                                                                --------------
                                                                                       202,133
                                                                                --------------
COMPUTERS - 3.8%
  Hewlett-Packard Co.                                                   4,100          134,890
  International Business Machines Corp.                                 3,200          263,904
                                                                                --------------
                                                                                       398,794
                                                                                --------------
CONSULTING SERVICES - 1.1%
  Corporate Executive Board Co.                                         1,100          110,990
                                                                                --------------
COSMETICS & TOILETRIES - 0.5%
  Procter & Gamble Co.                                                    975           56,180
                                                                                --------------
DISTRIBUTION/WHOLESALE - 0.5%
  Genuine Parts Co.                                                     1,200           52,596
                                                                                --------------
DIVERSIFIED MANUFACTURING OPERATIONS - 6.9%
  General Electric Co.                                                  7,800          271,284
  General Mills, Inc.                                                   2,700          136,836
  Illinois Tool Works, Inc.                                             1,700          163,727
  Parker Hannifin Corp.                                                 1,900          153,159
                                                                                --------------
                                                                                       725,006
                                                                                --------------
ELECTRIC PRODUCTS-MISCELLANEOUS - 1.6%
  Emerson Electric Co.                                                  2,000          167,260
                                                                                --------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 5.1%
  Broadcom Corp. Cl. A*                                                 1,650           71,214
  Intersil Corp. Cl. A*                                                 4,600          133,032
  LSI Logic Corp.*                                                      5,700           65,892
  National Semiconductor Corp.                                          5,600          155,904
  Texas Instruments, Inc.                                               3,200          103,904
                                                                                --------------
                                                                                       529,946
                                                                                --------------
ELECTRONIC CONNECTORS - 0.6%
  Thomas & Betts Corp.*                                                 1,200           61,656
                                                                                --------------
ELECTRONIC DESIGN AUTOMATION - 0.5%
  Synopsys, Inc.*                                                       2,300   $       51,405
                                                                                --------------
ELECTRONIC MEASURE INSTRUMENTS - 1.2%
  Agilent Technologies, Inc.*                                           3,400          127,670
                                                                                --------------
ENTERPRISE SOFTWARE/SERVICES - 1.9%
  Oracle Corp.*                                                        14,700          201,243
                                                                                --------------
FOOD-RETAIL - 1.0%
  Safeway, Inc.                                                         4,300          108,016
                                                                                --------------
HEALTH CARE COST CONTAINMENT - 1.6%
  McKesson Corp.                                                        3,200          166,816
                                                                                --------------
HOME DECORATION PRODUCTS - 1.0%
  Newell Rubbermaid, Inc.                                               4,300          108,317
                                                                                --------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES - 1.0%
  Legg Mason, Inc.                                                        800          100,264
                                                                                --------------
MEDICAL INFORMATION SYSTEMS - 1.0%
  IMS Health, Inc.                                                      4,000          103,080
                                                                                --------------
MEDICAL PRODUCTS - 6.3%
  Baxter International, Inc.                                            3,300          128,073
  Becton Dickinson & Co.                                                2,200          135,476
  Johnson & Johnson                                                     6,600          390,852
                                                                                --------------
                                                                                       654,401
                                                                                --------------
MEDICAL-BIOMEDICAL/GENETICS - 1.3%
  Biogen Idec, Inc.*                                                    2,900          136,590
                                                                                --------------
MEDICAL-DRUGS - 1.7%
  Abbott Laboratories                                                   4,200          178,374
                                                                                --------------
MEDICAL-HMO - 4.2%
  Aetna, Inc.                                                           3,600          176,904
  UnitedHealth Group, Inc.                                              4,700          262,542
                                                                                --------------
                                                                                       439,446
                                                                                --------------
MEDICAL-NURSING HOMES - 1.3%
  Manor Care, Inc.                                                      3,100          137,485
                                                                                --------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS - 0.9%
  Cardinal Health, Inc.                                                 1,200           89,424
                                                                                --------------
MULTI-LINE INSURANCE - 1.6%
  Allstate Corp.                                                        2,300          119,853
  American International Group, Inc.                                      800           52,872
                                                                                --------------
                                                                                       172,725
                                                                                --------------
NETWORKING PRODUCTS - 2.5%
  Cisco Systems, Inc.*                                                 12,200          264,374
                                                                                --------------
OIL & GAS DRILLING - 2.7%
  Diamond Offshore Drilling, Inc.                                       1,300          116,350
  Helmerich & Payne, Inc.                                               1,600          111,712
  Transocean, Inc.*                                                       700           56,210
                                                                                --------------
                                                                                       284,272
                                                                                --------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 1.2%
  Devon Energy Corp.                                                    2,000          122,340
                                                                                --------------
PHARMACY SERVICES - 1.2%
  Express Scripts, Inc.*                                                1,400          123,060
                                                                                --------------
PROPERTY/CASUALTY INSURANCE - 0.9%
  Chubb Corp.                                                           1,000           95,440
                                                                                --------------
RESEARCH & DEVELOPMENT - 1.4%
  Pharmaceutical Product Development, Inc.                              4,200          145,362
                                                                                --------------
RETAIL-APPAREL/SHOE - 3.9%
  Ann Taylor Stores Corp.*                                              3,800          139,802
  Claire's Stores, Inc.                                                 4,400          159,764
  Gap, Inc.                                                             5,800          108,344
                                                                                --------------
                                                                                       407,910
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                    NUMBER OF
                                                                       SHARES            VALUE
----------------------------------------------------------------------------------------------
RETAIL-DISCOUNT - 1.2%
  Dollar Tree Stores, Inc.                                              4,700   $      130,049
                                                                                --------------
RETAIL-MAJOR DEPARTMENT STORES - 1.4%
  JC Penney Co., Inc.                                                   2,400          144,984
                                                                                --------------
RETAIL-REGIONAL DEPARTMENT STORES - 1.0%
  Federated Department Stores, Inc.                                     1,500          109,500
                                                                                --------------
RETAIL-RESTAURANTS - 1.4%
  McDonald's Corp.                                                      2,900           99,644
  Yum! Brands, Inc.                                                     1,000           48,860
                                                                                --------------
                                                                                       148,504
                                                                                --------------
SEMICONDUCTOR EQUIPMENT - 1.7%
  Applied Materials, Inc.                                               9,900          173,349
                                                                                --------------
STEEL-PRODUCERS - 1.4%
  Nucor Corp.                                                           1,400          146,706
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS - 1.4%
  Corning, Inc.*                                                        5,300          142,623
                                                                                --------------
TELEVISION - 0.5%
  CBS Corp. Cl. B                                                       2,000           47,960
                                                                                --------------
TOBACCO - 1.0%
  Altria Group, Inc.                                                    1,500          106,290
                                                                                --------------
TRANSPORT-RAIL - 3.5%
  Burlington Northern Santa Fe Corp.                                    2,100          174,993
  CSX Corp.                                                             3,200          191,360
                                                                                --------------
                                                                                       366,353
                                                                                --------------
TRANSPORT-SERVICES - 2.9%
  Laidlaw International, Inc.                                           3,800          103,360
  United Parcel Service, Inc. Cl. B                                     2,500          198,450
                                                                                --------------
                                                                                       301,810
                                                                                --------------
WEB PORTALS/ISP - 1.1%
  Google, Inc. Cl. A                                                      300          117,000
                                                                                --------------
WIRELESS EQUIPMENT - 2.7%
  Motorola, Inc.                                                        6,700          153,497
  QUALCOMM, Inc.                                                        2,600          131,586
                                                                                --------------
                                                                                       285,083
----------------------------------------------------------------------------------------------
Total Common Stock (Cost: $8,970,513)                                               10,389,171
----------------------------------------------------------------------------------------------
Total Investments - 99.3% (Cost: $8,970,513)                                        10,389,171
Other Assets in Excess of Liabilities - 0.7%                                            76,159
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $   10,465,330
----------------------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                    PERCENT OF
INDUSTRY                                                                            NET ASSETS
----------------------------------------------------------------------------------------------
Basic Materials                                                                        1.4%
Communications                                                                         8.2
Consumer, Cyclical                                                                    12.1
Consumer, Non-cyclical                                                                29.4
Energy                                                                                 3.9
Financial                                                                              3.5
Industrial                                                                            22.9
Technology                                                                            17.9
Other assets in excess of liabilities                                                  0.7
----------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%
==============================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH FUND

MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Portfolio Manager and Chief Investment Officer; LINDA BA, Portfolio Manager; STEPHEN DERKASH, Analyst; MICHAEL J. FREDERICKS, Analyst; CHRISTOPHER A. HERRERA, Analyst; BARRY KENDALL, Analyst; FLORA KIM, Analyst; ERIC SAGMEISTER, Analyst; SCOTT R. WILLIAMS, Analyst; ALAN TRICE, Assistant Analyst

GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

MARKET OVERVIEW: Directionless at first, international developed markets accelerated into the final nine months of fiscal 2005, closing the year ended March 31, 2006 with substantial gains. Stocks advanced rapidly amid positive developments in Japan and Europe.

Since the early 1990s, Japan has languished in a deflation-induced economic limbo. Last summer, the Japanese economy awoke. Prime Minister Koizumi demanded, and won, snap parliamentary elections, establishing a political mandate for economic reform. Emergent domestic-led expansion swiftly segued into accelerating exports and industrial production, and the first back-to-back rise in consumer prices since 1998. Local stocks responded enthusiastically, with the MSCI Japan spiking 37.39% for the fiscal year.

Although European equities trailed Pacific peers, they still outpaced stocks in the U.S. The MSCI Europe rose 21.22% in the twelve months to March 31, 2006, as strong corporate profits and healthy balance sheets encouraged a flood of merger and acquisition activity.

PERFORMANCE: During the twelve-month period ended March 31, 2006, the Fund's Class R shares rose 33.34%. This compared favorably to the MSCI EAFE Index, which increased 24.94%.

PORTFOLIO SPECIFICS: The Fund's outperformance relative to the benchmark was driven by stock selection, particularly in China and Japan, and in the telecommunications services and financials sectors. Among the best-performing positions was China-based Foxconn International, a cell phone handset manufacturer that saw considerable benefit from outsourcing by two of its customers: Nokia and Motorola. Two other major contributors were European-based ABB Ltd. and Millicom International Cellular. ABB, the world's largest maker of power networks, saw strong gains during the fourth quarter amid increasing orders from customers planning to modernize their facilities. Millicom shares surged in January after it became public the company had received buyout offers from several of its peers.

Although the Fund outperformed, there were areas of relative weakness, including stock selection in France and in the consumer staples sector.

Structurally the make-up of the Fund did not shift much between September 30, 2005 and March 31, 2006. Our largest overweights continued to be in emerging Asia and the telecommunication services sector. The largest underweights were in developed European countries and financials.

MARKET OUTLOOK: Although high energy prices will probably dampen global growth in 2006, the fundamentals underlying the world's major economies suggest ongoing expansion. In the months ahead, international stocks should see support from:

   -  The end of cyclical tightening in the U.S.

   -  Rising consumer prices and land prices in Japan

   -  Improving business and consumer confidence in Europe

This type of environment bodes well for the Fund, as our stock selection process is focused on identifying and investing in companies benefiting from these trends.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH FUND CLASS R SHARES WITH THE MSCI EAFE INDEX.

                        INTERNATIONAL GROWTH FUND CLASS R SHARES        MSCI EAFE INDEX
12/27/1996                             $    250,000                       $  250,000
12/31/1996                             $    252,400                       $  249,475
1/31/1997                              $    274,600                       $  240,744
2/28/1997                              $    277,200                       $  244,682
3/31/1997                              $    282,600                       $  245,568
4/30/1997                              $    286,600                       $  246,871
5/31/1997                              $    313,200                       $  262,935
6/30/1997                              $    331,200                       $  277,436
7/31/1997                              $    352,400                       $  281,924
8/31/1997                              $    334,000                       $  260,869
9/30/1997                              $    358,600                       $  275,482
10/31/1997                             $    328,800                       $  254,307
11/30/1997                             $    325,131                       $  251,715
12/31/1997                             $    329,722                       $  253,910
1/31/1998                              $    341,826                       $  265,523
2/28/1998                              $    365,199                       $  282,560
3/31/1998                              $    386,902                       $  291,261
4/30/1998                              $    398,171                       $  293,566
5/31/1998                              $    407,979                       $  292,141
6/30/1998                              $    412,779                       $  294,353
7/31/1998                              $    431,143                       $  297,337
8/31/1998                              $    369,373                       $  260,500
9/30/1998                              $    351,843                       $  252,514
10/31/1998                             $    358,312                       $  278,836
11/30/1998                             $    379,862                       $  293,121
12/31/1998                             $    400,734                       $  304,685
1/31/1999                              $    416,179                       $  303,785
2/28/1999                              $    399,064                       $  296,545
3/31/1999                              $    411,796                       $  308,923
4/30/1999                              $    426,823                       $  321,440
5/31/1999                              $    410,543                       $  304,887
6/30/1999                              $    442,894                       $  316,773
7/31/1999                              $    457,087                       $  326,189
8/31/1999                              $    464,183                       $  327,380
9/30/1999                              $    471,071                       $  330,675
10/31/1999                             $    501,961                       $  343,061
11/30/1999                             $    566,871                       $  354,981
12/31/1999                             $    676,523                       $  386,841
1/31/2000                              $    628,304                       $  362,261
2/29/2000                              $    704,494                       $  372,013
3/31/2000                              $    664,625                       $  386,434
4/30/2000                              $    609,727                       $  366,099
5/31/2000                              $    577,163                       $  357,157
6/30/2000                              $    608,057                       $  371,125
7/31/2000                              $    581,129                       $  355,566
8/31/2000                              $    604,299                       $  358,652
9/30/2000                              $    565,265                       $  341,189
10/31/2000                             $    529,362                       $  333,129
11/30/2000                             $    503,190                       $  320,637
12/31/2000                             $    519,379                       $  332,033
1/31/2001                              $    503,412                       $  331,862
2/28/2001                              $    461,054                       $  306,983
3/31/2001                              $    424,241                       $  286,519
4/30/2001                              $    453,736                       $  306,430
5/31/2001                              $    439,099                       $  295,615
6/30/2001                              $    421,136                       $  283,526
7/31/2001                              $    410,935                       $  278,367
8/31/2001                              $    393,859                       $  271,324
9/30/2001                              $    362,368                       $  243,839
10/31/2001                             $    361,924                       $  250,081
11/30/2001                             $    369,021                       $  259,309
12/31/2001                             $    373,234                       $  260,839
1/31/2002                              $    356,602                       $  246,989
2/28/2002                              $    358,819                       $  248,718
3/31/2002                              $    378,557                       $  262,173
4/30/2002                              $    376,561                       $  263,904
5/31/2002                              $    376,117                       $  267,255
6/30/2002                              $    363,255                       $  256,618
7/31/2002                              $    328,881                       $  231,290
8/31/2002                              $    325,554                       $  230,758
9/30/2002                              $    294,285                       $  205,975
10/31/2002                             $    304,265                       $  217,036
11/30/2002                             $    312,692                       $  226,889
12/31/2002                             $    300,716                       $  219,266
1/31/2003                              $    290,072                       $  210,122
2/28/2003                              $    285,858                       $  205,310
3/31/2003                              $    282,088                       $  201,430
4/30/2003                              $    306,926                       $  221,412
5/31/2003                              $    326,220                       $  235,029
6/30/2003                              $    331,764                       $  240,834
7/31/2003                              $    335,977                       $  246,710
8/31/2003                              $    349,062                       $  252,705
9/30/2003                              $    348,840                       $  260,539
10/31/2003                             $    373,900                       $  276,797
11/30/2003                             $    376,888                       $  282,997
12/31/2003                             $    401,068                       $  305,127
1/31/2004                              $    410,384                       $  309,460
2/29/2004                              $    415,487                       $  316,671
3/31/2004                              $    419,479                       $  318,571
4/30/2004                              $    403,730                       $  311,626
5/31/2004                              $    403,508                       $  312,966
6/30/2004                              $    408,166                       $  319,945
7/31/2004                              $    386,649                       $  309,611
8/30/2004                              $    387,536                       $  311,035
9/30/2004                              $    398,406                       $  319,215
10/31/2004                             $    412,669                       $  330,132
11/30/2004                             $    442,422                       $  352,779
12/31/2004                             $    459,411                       $  368,266
1/31/2005                              $    455,828                       $  361,527
2/28/2005                              $    478,437                       $  377,217
3/31/2005                              $    458,055                       $  367,900
4/30/2005                              $    447,749                       $  359,659
5/31/2005                              $    453,346                       $  360,199
6/30/2005                              $    461,642                       $  365,133
7/31/2005                              $    482,231                       $  376,343
8/31/2005                              $    486,716                       $  385,977
9/30/2005                              $    518,937                       $  403,231
10/31/2005                             $    499,684                       $  391,497
11/30/2005                             $    523,369                       $  401,167
12/31/2005                             $    566,809                       $  419,861
1/31/2006                              $    610,226                       $  445,682
2/28/2006                              $    591,614                       $  444,791
3/31/2006                              $    612,380                       $  459,647

ANNUALIZED TOTAL RETURNS AS OF 3/31/06

                                                                      SINCE
                                                1 YEAR    5 YEARS   INCEPTION
-----------------------------------------------------------------------------
International Growth Fund Class R Shares        33.34%     7.53%       10.11%
MSCI EAFE Index                                 24.94%    10.04%        7.00%

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX ("MSCI EAFE") OVER THE PERIODS INDICATED. THE FUND'S CLASS R SHARES WERE FIRST AVAILABLE ON MAY 21, 1999. PERFORMANCE PRIOR TO THE INTRODUCTION OF CLASS R SHARES REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS I SHARES. CLASS I SHARES HAVE NO SALES CHARGE OR DISTRIBUTION FEE, BUT HAVE A SHAREHOLDER SERVICE FEE OF UP TO .25% OF THEIR AVERAGE DAILY NET ASSETS. CLASS R SHARES HAVE DISTRIBUTION AND SHAREHOLDER SERVICES FEES OF UP TO .25% OF THEIR AVERAGE DAILY NET ASSETS. HISTORICAL PERFORMANCE RETURNS OF THE CLASS I SHARES DO NOT REFLECT THE SHAREHOLDER SERVICING FEE PRIOR TO THE ADOPTION OF THE SHAREHOLDER SERVICES PLAN IN 2003 AND DISTRIBUTION FEES APPLICABLE TO THE CLASS R SHARES, WHICH WOULD HAVE MADE RETURNS SLIGHTLY LOWER. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. ABSENT EXPENSE LIMITATIONS, TOTAL RETURNS WOULD HAVE BEEN SLIGHTLY LOWER. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI EAFE INDEX IS AN UNMANAGED INDEX OF OVER 900 COMPANIES, AND IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2006

                                                                     NUMBER OF
                                                                        SHARES             VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK - 96.3%
AUSTRALIA - 1.1%
  Goodman Fielder, Ltd.*                                               723,502   $     1,124,647
                                                                                 ---------------
BRAZIL - 1.1%
  Vivo Participacoes S.A. - ADR*,##                                    266,400         1,140,192
                                                                                 ---------------
CANADA - 7.4%
  Cameco Corp.                                                          52,100         1,875,707
  EnCana Corp.                                                          21,100           985,728
  Petrobank Energy & Resources, Ltd.*                                   34,900           418,824
  Rogers Communications, Inc. Cl. B                                     75,400         2,879,367
  Teck Cominco, Ltd. Cl. B                                              23,900         1,539,385
                                                                                 ---------------
                                                                                       7,699,011
                                                                                 ---------------
FINLAND - 2.0%
  M-Real OYJ Cl. B                                                     116,000           767,864
  Nokia OYJ - ADR##                                                     64,500         1,336,440
                                                                                 ---------------
                                                                                       2,104,304
                                                                                 ---------------
FRANCE - 8.8%
  Lafarge S.A.                                                          16,082         1,819,663
  Publicis Groupe                                                       26,609         1,036,868
  Sanofi-Aventis S.A.                                                   40,224         3,821,150
  Total S.A.                                                             5,069         1,335,426
  Veolia Environnement                                                  20,294         1,125,529
                                                                                 ---------------
                                                                                       9,138,636
                                                                                 ---------------
GERMANY - 3.8%
  Bayer AG                                                              21,685           867,564
  Commerzbank AG                                                        52,572         2,091,826
  Siemens AG                                                            11,233         1,047,252
                                                                                 ---------------
                                                                                       4,006,642
                                                                                 ---------------
GREECE - 1.5%
  National Bank of Greece S.A.                                          33,333         1,565,112
                                                                                 ---------------
HONG KONG - 3.0%
  Hutchison Telecommunications International,
    Ltd.*                                                            1,176,300         2,008,541
  Melco International Development                                      545,000         1,123,733
                                                                                 ---------------
                                                                                       3,132,274
                                                                                 ---------------
HUNGARY - 0.8%
  MOL Magyar Olaj-es Gazipari Rt.                                        7,723           791,466
                                                                                 ---------------
IRELAND - 3.1%
  Bank of Ireland                                                       55,044         1,022,486
  CRH PLC                                                               62,109         2,167,463
                                                                                 ---------------
                                                                                       3,189,949
                                                                                 ---------------
ITALY - 5.0%
  Autogrill SpA                                                         90,450         1,339,767
  Mediaset SpA                                                         126,363         1,486,365
  Sanpaolo IMI SpA                                                     132,775         2,373,209
                                                                                 ---------------
                                                                                       5,199,341
                                                                                 ---------------
JAPAN - 25.4%
  Aoyama Trading Co., Ltd.                                              14,400   $       474,752
  Chugai Pharmaceutical Co., Ltd.                                       53,700           971,688
  Fuji Electric Co., Ltd.                                              202,000         1,099,110
  Haseko Corp.*                                                        313,500         1,179,710
  Hisamitsu Pharmaceutical Co., Ltd.                                    20,000           498,347
  Hitachi Construction Machinery Co., Ltd.                              71,400         1,875,922
  Hokuhoku Financial Group, Inc.                                       448,000         1,963,014
  Japan Tobacco, Inc.                                                      510         1,789,474
  Kajima Corp.                                                         167,200         1,041,546
  Mitsubishi Estate Co., Ltd.                                           67,600         1,598,474
  Mitsui & Co., Ltd.                                                    75,700         1,091,969
  Nitori Co., Ltd.                                                      15,200           789,694
  Okasan Holdings, Inc.                                                 38,000           433,816
  Rakuten, Inc.##                                                        1,919         1,740,258
  Seven & I Holdings Co., Ltd.                                          43,000         1,698,280
  Sumco Corp.                                                           20,400         1,092,703
  Sumitomo Mitsui Financial Group                                          276         3,040,936
  Teijin, Ltd.                                                         167,300         1,110,229
  Tokyo Electron, Ltd.                                                  15,700         1,080,464
  Toyota Motor Corp.                                                    35,400         1,929,164
                                                                                 ---------------
                                                                                      26,499,550
                                                                                 ---------------
LUXEMBOURG - 1.0%
  Millicom International Cellular S.A.*                                 23,100         1,087,779
                                                                                 ---------------
NETHERLANDS - 2.0%
  ASML Holding NV*                                                      51,703         1,054,277
  Royal Numico NV                                                       23,465         1,036,744
                                                                                 ---------------
                                                                                       2,091,021
                                                                                 ---------------
NORWAY - 2.7%
  Acergy S.A.*,##                                                      117,800         1,848,800
  Telenor ASA                                                           90,400           971,102
                                                                                 ---------------
                                                                                       2,819,902
                                                                                 ---------------
PERU - 0.5%
  Southern Copper Corp.##                                                6,200           523,776
                                                                                 ---------------
REPUBLIC OF CHINA - 0.9%
  Suntech Power Holdings Co., Ltd. - ADR*                               24,000           887,760
                                                                                 ---------------
SOUTH AFRICA - 1.4%
  Harmony Gold Mining Co., Ltd. - ADR*                                  92,000         1,460,960
                                                                                 ---------------
SOUTH KOREA - 3.5%
  Daewoo Shipbuilding & Marine Engineering Co., Ltd.                    35,910           951,662
  Kookmin Bank - ADR                                                    12,100         1,034,792
  LG Electronics, Inc.                                                  19,790         1,604,952
                                                                                 ---------------
                                                                                       3,591,406
                                                                                 ---------------
SWEDEN - 4.3%
  Assa Abloy Cl. B                                                      85,400         1,583,369
  Modern Times Group Cl. B*                                             22,100         1,037,838
  Telefonaktiebolaget LM Ericsson Cl. B                                498,000         1,891,374
                                                                                 ---------------
                                                                                       4,512,581
                                                                                 ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                    NUMBER OF
                                                                       SHARES            VALUE
----------------------------------------------------------------------------------------------
SWITZERLAND - 8.5%
  ABB, Ltd.                                                           159,476   $    2,007,407
  Adecco SA                                                            22,949        1,279,286
  Compagnie Financiere Richemont AG Cl. A                              22,027        1,053,440
  Roche Holding AG                                                      9,847        1,462,526
  Straumann Holding AG##                                                4,186          951,327
  UBS AG                                                               19,481        2,134,659
                                                                                --------------
                                                                                     8,888,645
                                                                                --------------
TAIWAN - 1.2%
  United Microelectronics Corp. - ADR                                 352,900        1,203,389
                                                                                --------------
THAILAND - 0.9%
  True Corp. PLC*                                                   3,634,200          981,080
                                                                                --------------
UNITED KINGDOM - 6.4%
  Aegis Group PLC                                                     455,910        1,081,417
  Arm Holdings PLC                                                    734,089        1,696,691
  Diageo PLC                                                           68,518        1,077,356
  George Wimpey PLC                                                    50,526          490,345
  HSBC Holdings PLC                                                    72,254        1,209,417
  Travis Perkins PLC                                                   39,862        1,153,991
                                                                                --------------
                                                                                     6,709,217
----------------------------------------------------------------------------------------------
Total Common Stock (Cost: $81,236,172)                                             100,348,640
----------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.1%
GERMANY - 1.1%
  Henkel KGaA## (Cost: $1,138,278)                                     10,265        1,198,369
----------------------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES - 1.2%
INDIA - 1.2%
  Merrill Lynch Bharti Televentures - 3/17/11
    (Cost: $1,135,757)                                                130,700        1,210,805
----------------------------------------------------------------------------------------------

                                                                    PRINCIPAL
                                                                       AMOUNT
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 9.7%
MONEY MARKET FUNDS - 7.3%
  Boston Global Investment Trust -
   Enhanced Sleeve, 4.686%**                                   $    7,590,839        7,590,839

TIME DEPOSITS - 2.4%
  Wells Fargo Bank - Grand Cayman
    4.150%, 04/01/06                                                2,485,718        2,485,718
----------------------------------------------------------------------------------------------
Total Short Term Investments (Cost: $10,076,557)                                    10,076,557
----------------------------------------------------------------------------------------------
Total Investments - 108.3% (Cost: $93,586,764)                                     112,834,371
----------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (8.3%)                                      (8,667,996)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $  104,166,375
----------------------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.
** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.
## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 03/31/06.
ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2006

                                                                                    PERCENT OF
INDUSTRY                                                                            NET ASSETS
----------------------------------------------------------------------------------------------
Basic Materials                                                                         6.7%
Communications                                                                         19.1
Consumer, Cyclical                                                                     10.7
Consumer, Non-cyclical                                                                 14.6
Diversified                                                                             1.1
Energy                                                                                  6.0
Financial                                                                              17.7
Industrial                                                                             15.7
Technology                                                                              5.9
Utilities                                                                               1.1
Short Term Investments                                                                  9.7
Liabilities in excess of other assets                                                  (8.3)
----------------------------------------------------------------------------------------------
Net Assets                                                                            100.0%
==============================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      (This page intentionally left blank)

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS

For a Class R share outstanding during the period indicated

                                      NET ASSET             NET                 NET REALIZED        TOTAL FROM
                                        VALUE,           INVESTMENT           AND UNREALIZED        INVESTMENT
                                       BEGINNING      INCOME (LOSS) (1)         GAINS (LOSS)        OPERATIONS
-----------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS

U.S. EMERGING GROWTH
  For the year ended 03/31/06      $           9.65   $          (0.14)      $           4.18    $           4.04
  For the year ended 03/31/05                  9.52              (0.10)                  0.23                0.13
  For the year ended 03/31/04                  6.27              (0.11)                  3.36                3.25
  For the year ended 03/31/03                  9.54              (0.09)                 (3.18)              (3.27)
  For the year ended 03/31/02                  9.55              (0.07)                  0.06               (0.01)

U.S. SMALL CAP VALUE
  For the year ended 03/31/06      $          17.39   $           0.06       $           3.58    $           3.64
  12/03/04 (commenced) to 03/31/05            17.53              (0.00)(8)              (0.14)              (0.14)

U.S. LARGE CAP VALUE
  For the year ended 03/31/06      $          26.62   $           0.27       $           2.77    $           3.04
  For the year ended 03/31/05                 24.33               0.36                   2.23                2.59
  For the year ended 03/31/04                 18.15               0.24                   6.45                6.69
  For the year ended 03/31/03                 24.39               0.21                  (6.20)              (5.99)
  For the year ended 03/31/02                 23.39               0.15                   1.26                1.41

U.S. SYSTEMATIC LARGE CAP GROWTH
  For the year ended 03/31/06      $          15.46   $          (0.02)      $           2.15    $           2.13
  For the year ended 03/31/05                 14.90               0.02                   0.54                0.56
  For the year ended 03/31/04                 12.61              (0.06)                  2.35                2.29
  For the year ended 03/31/03                 17.96              (0.08)                 (5.27)              (5.35)
  For the year ended 03/31/02                 22.52              (0.16)                 (4.40)              (4.56)

GLOBAL EQUITY FUNDS

INTERNATIONAL GROWTH
  For the year ended 03/31/06      $          20.19   $           0.12       $           5.94    $           6.06
  For the year ended 03/31/05                 18.93               0.15                   1.53                1.68
  For the year ended 03/31/04                 12.72               0.12                   6.10                6.22
  For the year ended 03/31/03                 17.07               0.10                  (4.45)              (4.35)
  For the year ended 03/31/02                 19.13               0.02                  (2.08)              (2.06)

                                           DISTRIBUTIONS FROM:
                                   -----------------------------------
                                          NET                NET
                                      INVESTMENT          REALIZED
                                        INCOME          CAPITAL GAINS
----------------------------------------------------------------------
U.S. EQUITY FUNDS

U.S. EMERGING GROWTH
  For the year ended 03/31/06      $             --   $             --
  For the year ended 03/31/05                    --                 --
  For the year ended 03/31/04                    --                 --
  For the year ended 03/31/03                    --                 --
  For the year ended 03/31/02                    --                 --

U.S. SMALL CAP VALUE
  For the year ended 03/31/06      $          (0.01)  $          (1.18)
  12/03/04 (commenced) to 03/31/05               --                 --

U.S. LARGE CAP VALUE
  For the year ended 03/31/06      $          (0.31)  $             --
  For the year ended 03/31/05                 (0.30)                --
  For the year ended 03/31/04                 (0.51)                --
  For the year ended 03/31/03                 (0.25)                --
  For the year ended 03/31/02                 (0.04)             (0.37)

U.S. SYSTEMATIC LARGE CAP GROWTH
  For the year ended 03/31/06      $             --   $             --
  For the year ended 03/31/05                    --                 --
  For the year ended 03/31/04                    --                 --
  For the year ended 03/31/03                    --                 --
  For the year ended 03/31/02                    --                 --

GLOBAL EQUITY FUNDS

INTERNATIONAL GROWTH
  For the year ended 03/31/06      $             --   $          (3.99)
  For the year ended 03/31/05                    --              (0.42)
  For the year ended 03/31/04                 (0.01)                --
  For the year ended 03/31/03                    --                 --
  For the year ended 03/31/02                    --                 --

(1) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(2)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.
(4) THIS CALCULATION INCLUDES EXPENSES NOT PART OF THE EXPENSE REIMBURSEMENT CALCULATION.
(5) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES) OF THE U.S. EMERGING GROWTH, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH AND INTERNATIONAL GROWTH DO NOT EXCEED 1.25%, 1.00%, 1.00% AND 1.15%, FOR THE PERIOD 4/1/03 TO
     7/28/03, 1.48%, 0.81%, 1.12% AND 1.41% FOR THE PERIOD 7/29/03 TO 3/31/04,
     RESPECTIVELY.
(6) THE BOARD OF TRUSTEES APPROVED AN AMENDMENT TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSE) OF U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, AND INTERNATIONAL GROWTH EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES, DO NOT EXCEED 1.25%, 1.25% AND 1.65% FOR THE PERIOD 4/1/02 TO 6/30/02. 1.10%, 1.15% AND 1.40% FOR THE
     PERIOD 7/1/02 TO 1/21/03, 1.25%, 1.25% AND 1.40% FOR THE PERIOD 1/22/03 TO
     3/31/03, RESPECTIVELY. EMERGING GROWTH HAD RATES THROUGHOUT THE YEAR OF 1.50%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         NET ASSET                               NET ASSETS,
                                        TOTAL             VALUE,             TOTAL                 ENDING
                                    DISTRIBUTIONS         ENDING           RETURN (2)            (IN 000'S)
--------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS

U.S. EMERGING GROWTH
  For the year ended 03/31/06      $            --    $         13.69         41.98%           $         3,173
  For the year ended 03/31/05                   --               9.65          1.37%                     3,681
  For the year ended 03/31/04                   --               9.52         51.83%                     3,948
  For the year ended 03/31/03                   --               6.27        (34.28%)                    2,879
  For the year ended 03/31/02                   --               9.54         (0.10%)                    4,597

U.S. SMALL CAP VALUE
  For the year ended 03/31/06      $         (1.19)   $         19.84         21.68%           $           756
  12/03/04 (commenced) to 03/31/05              --              17.39         (0.80%)(9)                   658

U.S. LARGE CAP VALUE
  For the year ended 03/31/06      $         (0.31)   $         29.35         11.47%           $         4,587
  For the year ended 03/31/05                (0.30)             26.62         10.69%                     8,047
  For the year ended 03/31/04                (0.51)             24.33         37.09%                     8,405
  For the year ended 03/31/03                (0.25)             18.15         24.58%                     6,749
  For the year ended 03/31/02                (0.41)             24.39          6.13%                    11,423

U.S. SYSTEMATIC LARGE CAP GROWTH
  For the year ended 03/31/06      $            --    $         17.59         13.78%           $         6,055
  For the year ended 03/31/05                   --              15.46          3.76%                     9,318
  For the year ended 03/31/04                   --              14.90         18.16%                    10,229
  For the year ended 03/31/03                   --              12.61        (29.79%)                    9,052
  For the year ended 03/31/02                   --              17.96        (20.25%)                   38,386

GLOBAL EQUITY FUNDS

INTERNATIONAL GROWTH
  For the year ended 03/31/06      $         (3.99)   $         22.26         33.34%           $         1,776
  For the year ended 03/31/05                (0.42)             20.19          8.94%                     1,749
  For the year ended 03/31/04                (0.01)             18.93         48.86%                     9,236
  For the year ended 03/31/03                   --              12.72        (25.48%)                    7,845
  For the year ended 03/31/02                   --              17.07        (10.77%)                   11,199

                                                             RATIOS TO AVERAGE NET ASSETS (3)
                                      -----------------------------------------------------------------------------
                                                                                       EXPENSES     EXPENSES NET OF     FUND'S
                                           NET                        EXPENSE           NET OF      REIMBURSEMENT/    PORTFOLIO
                                       INVESTMENT      TOTAL     (REIMBURSEMENTS)/  REIMBURSEMENT/    RECOUPMENT       TURNOVER
                                      INCOME (LOSS)   EXPENSES       RECOUPMENT       RECOUPMENT     AND OFFSET (4)      RATE
----------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS

U.S. EMERGING GROWTH
  For the year ended 03/31/06            (1.27%)        2.09%         (0.36%)            1.73%          1.42%(10)        128%
  For the year ended 03/31/05            (1.06%)        1.89%         (0.20%)            1.69%          1.26%            142%
  For the year ended 03/31/04            (1.28%)        1.73%            --              1.73%          1.51%(5)         166%
  For the year ended 03/31/03            (1.20%)        1.74%         (0.20%)            1.54%          1.50%(6)         118%
  For the year ended 03/31/02            (0.73%)        1.59%         (0.11%)            1.48%          1.48%(7)         138%

U.S. SMALL CAP VALUE
  For the year ended 03/31/06             0.34%         1.57%         (0.01%)            1.56%          1.23%(10)         53%
  12/03/04 (commenced) to 03/31/05       (0.02%)        1.59%         (0.03%)            1.56%          1.29%             73%

U.S. LARGE CAP VALUE
  For the year ended 03/31/06             0.96%         1.50%         (0.43%)            1.07%          0.96%(10)         44%
  For the year ended 03/31/05             1.44%         1.56%         (0.50%)            1.06%          1.01%             42%
  For the year ended 03/31/04             1.10%         1.52%         (0.45%)            1.07%          1.04%(5)          51%
  For the year ended 03/31/03             1.03%         1.54%         (0.34%)            1.20%          1.19%(6)         139%
  For the year ended 03/31/02             0.63%         1.39%         (0.13%)            1.26%          1.26%             99%

U.S. SYSTEMATIC LARGE CAP GROWTH
  For the year ended 03/31/06            (0.11%)        1.86%         (0.48%)            1.38%          1.29%(10)        147%
  For the year ended 03/31/05             0.14%         1.94%         (0.57%)            1.37%          1.29%            197%
  For the year ended 03/31/04            (0.41%)        1.58%         (0.20%)            1.38%          1.18%(5)         172%
  For the year ended 03/31/03            (0.59%)        1.51%         (0.30%)            1.21%          1.20%(6)         193%
  For the year ended 03/31/02            (0.79%)        1.35%         (0.10%)            1.25%          1.25%            224%

GLOBAL EQUITY FUNDS

INTERNATIONAL GROWTH
  For the year ended 03/31/06             0.57%         1.62%          0.00%             1.62%          1.24%(10)        167%
  For the year ended 03/31/05             0.80%         1.66%         (0.02%)            1.64%          1.32%            203%
  For the year ended 03/31/04             0.71%         1.74%         (0.04%)            1.70%          1.44%(5)         186%
  For the year ended 03/31/03             0.65%         1.72%         (0.21%)            1.51%          1.48%(6)         203%
  For the year ended 03/31/02            (0.09%)        1.61%          0.01%             1.62%          1.62%            232%

(7) ON MAY 18, 2001 THE BOARD OF TRUSTEES APPROVED AN AMENDMENT TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES OF THE EMERGING GROWTH, EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES, DO NOT EXCEED 1.50% REPRESENTING A .08% INCREASE IN THE FUND'S EXPENSE CAP.
(8)  AMOUNT LESS THAN ONE PENNY.
(9)  INCEPTION TO DATE RETURN.
(10) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. EMERGING GROWTH AND INTERNATIONAL GROWTH, DO NOT EXCEED 1.45% AND 1.64%, FOR THE PERIOD 01/24/06 TO 03/31/06 RESPECTIVELY. U.S. SMALL CAP VALUE, U.S. LARGE CAP VALUE AND U.S. SYSTEMATIC LARGE CAP GROWTH HAD RATES THROUGHOUT THE YEAR OF 1.55%, 1.06% AND 1.37% RESPECTIVELY.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                   U.S. SYSTEMATIC
                                                  U.S. EMERGING    U.S. SMALL CAP  U.S. LARGE CAP     LARGE CAP      INTERNATIONAL
MARCH 31, 2006                                       GROWTH            VALUE           VALUE           GROWTH            GROWTH
----------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments, at value*                          $  10,983,628    $ 168,662,041   $  26,269,055    $  10,389,171    $  112,834,37
  Foreign currencies, at value**                             --               --              --               --            1,356
  Cash                                                       --               --              --               --               --
  Receivables:
    Investment securities sold                          123,736               --              --          100,387        1,142,711
    Capital shares sold                                  30,910          219,011          17,259           38,782          108,775
    Dividends                                             1,553          192,134          33,908           11,076          243,982
    Foreign taxes receivable                                 --               --              --               --           12,755
    Interest                                                 --               --              --               --               --
    Other                                                 9,619          150,083           8,199            5,756           69,014
  Other assets                                               --               --              --               --               --
                                                  -------------    -------------   -------------    -------------    -------------
Total assets                                         11,149,446      169,223,269      26,328,421       10,545,172      114,412,964
                                                  -------------    -------------   -------------    -------------    -------------
Liabilities
  Payables:
    Bank overdraft                                $          --    $          --   $          --    $      48,377    $          --
    Investments purchased                               190,245        2,957,692              --               --        2,506,186
    Capital shares redeemed                                  --           22,994          51,790            3,934            5,076
    Collateral on securities loaned                   1,039,350        1,791,300              --               --        7,590,839
    Distributions fee                                       640              159             975            1,270              332
    To investment advisor                                 5,927          101,654           9,940            3,993           42,648
  Accrued Expenses and other liabilities                 18,853          124,632          28,762           22,268          101,508
                                                  -------------    -------------   -------------    -------------    -------------
Total Liabilities                                     1,255,015        4,998,431          91,467           79,842       10,246,589
                                                  -------------    -------------   -------------    -------------    -------------
NET ASSETS                                            9,894,431      164,224,838      26,236,954       10,465,330      104,166,375
                                                  =============    =============   =============    =============    =============
* Investments, at cost                                8,391,145      144,108,932      21,226,905        8,970,513       93,586,764
                                                  =============    =============   =============    =============    =============
** Foreign currencies, at cost                               --               --              --               --            1,262
                                                  =============    =============   =============    =============    =============
Net Assets Consist of:
  Paid-in capital                                 $  14,518,267    $ 130,097,298   $  25,141,323    $  18,105,741    $  91,450,167
  Undistributed net investment income (loss)                 --          207,964         272,037            1,377          461,278
  Accumulated net realized gain (loss) on
    investments and foreign currencies               (7,216,319)       9,366,467      (4,218,556)      (9,060,446)      (6,991,399)
  Net unrealized appreciation (depreciation) of
    investments and of other assets and
    liabilities denominated in foreign currencies     2,592,483       24,553,109       5,042,150        1,418,658       19,246,329
                                                  -------------    -------------   -------------    -------------    -------------
Net Assets applicable to all shares outstanding   $   9,894,431    $ 164,224,838   $  26,236,954    $  10,465,330    $ 104,166,375
                                                  =============    =============   =============    =============    =============
  Net Assets of Class I shares                    $   6,721,377    $ 120,103,889   $  21,650,319    $     667,348    $  45,889,400
  Net Assets of Class II shares                              --       43,365,133              --        3,742,692       56,500,786
  Net Assets of Class III shares                             --               --              --               --               --
  Net Assets of Class IV shares                              --               --              --               --               --
  Net Assets of Class R shares                        3,173,054          755,816       4,586,635        6,055,290        1,776,189
                                                  =============    =============   =============    =============    =============
  Class I Shares outstanding                            483,653        6,049,783         738,429           37,361        2,022,093
  Class II Shares outstanding                                --        2,187,046              --          210,866        2,488,012
  Class III Shares outstanding                               --               --              --               --               --
  Class IV Shares outstanding                                --               --              --               --               --
  Class R Shares outstanding                            231,710           38,098         156,263          344,189           79,798
                                                  =============    =============   =============    =============    =============
Net Asset Value -- Class I Share                  $       13.90    $       19.85   $       29.32    $       17.86    $       22.69
Net Asset Value -- Class II Share                 $          --    $       19.83   $          --    $       17.75    $       22.71
Net Asset Value -- Class III Share                $          --    $          --   $          --    $          --    $          --
Net Asset Value -- Class IV Share                 $          --    $          --   $          --    $          --    $          --
Net Asset Value -- Class R Share                  $       13.69    $       19.84   $       29.35    $       17.59    $       22.26
                                                  =============    =============   =============    =============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS

                                                                                                  U.S. SYSTEMATIC
                                             U.S. EMERGING     U.S. SMALL CAP    U.S. LARGE CAP      LARGE CAP       INTERNATIONAL
YEAR ENDED MARCH 31, 2006                        GROWTH             VALUE            VALUE            GROWTH            GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
  Dividends, net of foreign taxes*           $       16,578    $    1,988,983    $      447,904    $      123,894    $    1,784,433
  Interest                                               --            26,018                 1                 5             2,008
                                             --------------    --------------    --------------    --------------    --------------
Total Income                                         16,578         2,015,001           447,905           123,899         1,786,441
                                             --------------    --------------    --------------    --------------    --------------
Expenses
  Advisory fee                                       90,353           951,182           104,147            46,665           499,131
  Accounting fees                                    15,973           100,941            22,386            12,776            59,876
  Administration fee                                  7,756           150,811            16,967            11,713           123,075
  Custodian fees                                     30,795            36,526            20,820            18,649           109,424
  Transfer agent fees and expenses                   18,562            24,037            18,908            18,578            22,511
  Shareholder servicing fees                         20,390           120,419            36,771            28,473           122,705
  Administrative services fee                        12,389           108,893            22,117            12,181           117,547
  Professional fees                                   6,707            60,219            11,484             5,036            42,082
  Shareholder reporting                               3,437            18,423             7,851             4,513            10,458
  Registration fees                                  13,747            37,369            25,714            17,138            20,792
  Trustees' fees and expenses                         1,476            12,612             2,417             1,113            10,549
  Interest and credit facility fee                      387             1,644               331               191             1,292
  Insurance                                           2,756             7,977             2,704             1,483            12,660
  Miscellaneous                                       8,217            10,904             2,705             1,654            10,451
                                             --------------    --------------    --------------    --------------    --------------
Total Expenses                                      232,945         1,641,957           295,322           180,163         1,162,553
Expense offset                                      (39,107)         (408,645)          (25,545)           (8,814)         (381,339)
Expenses (reimbursed)/recouped                      (45,772)          (14,272)          (93,914)          (48,827)             (221)
                                             --------------    --------------    --------------    --------------    --------------
Net Expenses                                        148,066         1,219,040           175,863           122,522           780,993
                                             --------------    --------------    --------------    --------------    --------------
Net Investment Income (Loss)                       (131,488)          795,961           272,042             1,377         1,005,448
                                             --------------    --------------    --------------    --------------    --------------
Net Realized and Unrealized
  Gain (Loss) on Investments
Realized gain from:
  Securities                                      3,962,899        14,420,355         1,864,853           795,200        20,268,066
  Foreign currency transactions                          --                --                --                --          (280,815)
                                             --------------    --------------    --------------    --------------    --------------
  Net realized gain (loss)                        3,962,899        14,420,355         1,864,853           795,200        19,987,251
                                             --------------    --------------    --------------    --------------    --------------
Change in unrealized appreciation
  (depreciation) of:
  Investments                                       241,623        11,266,796           445,579           692,335         7,908,380
  Other assets and liabilities denominated
    in foreign currencies                                --                --                --                --            (2,092)
                                             --------------    --------------    --------------    --------------    --------------
Net unrealized appreciation (depreciation)          241,623        11,266,796           445,579           692,335         7,906,288
                                             --------------    --------------    --------------    --------------    --------------
Net Gain (Loss) on Investments                    4,204,522        25,687,151         2,310,432         1,487,535        27,893,539
                                             --------------    --------------    --------------    --------------    --------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                  $    4,073,034    $   26,483,112    $    2,582,474    $    1,488,912    $   28,898,987
                                             ==============    ==============    ==============    ==============    ==============
* Foreign taxes withheld                     $           --    $           --    $           --    $          377    $      182,081
                                             --------------    --------------    --------------    --------------    --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        U.S. EMERGING GROWTH            U.S. SMALL CAP VALUE
                                                                   -----------------------------   -----------------------------
YEARS ENDED MARCH 31                                                    2006            2005            2006            2005
--------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Investment Operations:
  Net investment income (loss)                                     $    (131,488)  $    (208,527)  $     795,961   $      97,437
  Net realized gain (loss)                                             3,962,899       3,800,670      14,420,355       8,644,160
  Net unrealized appreciation (depreciation)                             241,623      (4,281,928)     11,266,796      (1,752,501)
                                                                   -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from investment operations       4,073,034        (689,785)     26,483,112       6,989,096
                                                                   -------------   -------------   -------------   -------------
Distributions to Shareholders:
  From net investment income                                                  --              --        (415,210)        (54,300)
  From net realized gains                                                 (7,167)             --      (7,768,635)     (8,482,337)
                                                                   -------------   -------------   -------------   -------------
  Total distributions                                                     (7,167)             --      (8,183,845)     (8,536,637)
                                                                   -------------   -------------   -------------   -------------
From Capital Share Transactions:
  Proceeds from shares sold
  Class I                                                              1,499,847       1,968,884      33,364,315      64,014,161
  Class II                                                                    --              --      20,190,331      17,909,758
  Class III                                                                   --              --              --              --
  Class IV                                                                    --              --              --              --
  Class R                                                                350,928         575,960          70,738         670,138
  Distributions reinvested
  Class I                                                                  5,184              --       6,277,485       8,024,945
  Class II                                                                    --              --       1,741,176         408,836
  Class III                                                                   --              --              --              --
  Class IV                                                                    --              --              --              --
  Class R                                                                  1,983              --          43,447              --
  Cost of shares redeemed
  Class I                                                             (9,948,897)    (21,275,687)    (19,888,795)    (50,897,777)
  Class II                                                                    --              --        (128,724)             --
  Class III                                                                   --              --              --              --
  Class IV                                                                    --              --              --              --
  Class R                                                             (1,804,143)       (898,510)       (110,870)         (7,316)
Net assets received in conjunction with merger agreement
  Class I                                                                     --              --              --              --
  Class II                                                                    --              --              --              --
  Class IV                                                                    --              --              --              --
                                                                   -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from share transactions         (9,895,098)    (19,629,353)     41,559,103      40,122,745
                                                                   -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets                               (5,829,231)    (20,319,138)     59,858,370      38,575,204
Net Assets
  Beginning                                                           15,723,662      36,042,800     104,366,468      65,791,264
                                                                   -------------   -------------   -------------   -------------
  Ending                                                           $   9,894,431   $  15,723,662   $ 164,224,838   $ 104,366,468
                                                                   =============   =============   =============   =============
  Undistributed net investment income (loss), ending               $          --   $          --   $     207,964   $          --
                                                                   =============   =============   =============   =============
Class I -- Capital Share Activity
  Shares sold                                                            129,381         209,252       1,831,695       3,657,363
  Distributions reinvested                                                   460              --         350,697         464,406
  Shares redeemed                                                       (879,179)     (2,315,669)     (1,075,546)     (2,909,001)
  Shares received in conjunction with merger agreement                        --              --              --              --
                                                                   =============   =============   =============   =============
  Net Class I Share Activity                                            (749,338)     (2,106,417)      1,106,846       1,212,768
                                                                   =============   =============   =============   =============
  Class II -- Capital Share Activity
  Shares sold                                                                 --              --       1,079,112         993,783
  Distributions reinvested                                                    --              --          97,436          23,686
  Shares redeemed                                                             --              --          (6,971)             --
  Shares received in conjunction with merger agreement                        --              --              --              --
                                                                   =============   =============   =============   =============
  Net Class II Share Activity                                                 --              --       1,169,577       1,017,469
                                                                   =============   =============   =============   =============
Class III -- Capital Share Activity
  Shares sold                                                                 --              --              --              --
  Distributions reinvested                                                    --              --              --              --
  Shares redeemed                                                             --              --              --              --
                                                                   =============   =============   =============   =============
  Net Class III Share Activity                                                --              --              --              --
                                                                   =============   =============   =============   =============
Class IV -- Capital Share Activity
  Shares sold                                                                 --              --              --              --
  Distributions reinvested                                                    --              --              --              --
  Shares redeemed                                                             --              --              --              --
                                                                   =============   =============   =============   =============
  Net Class IV Share Activity                                                 --              --              --              --
                                                                   =============   =============   =============   =============
Class R -- Capital Share Activity
  Shares sold                                                             31,266          61,609           3,853          38,257
  Distributions reinvested                                                   178              --           2,427              --
  Shares redeemed                                                       (181,217)        (94,910)         (6,024)           (415)
                                                                   =============   =============   =============   =============
  Net Class R Share Activity                                            (149,773)        (33,301)            256          37,842
                                                                   =============   =============   =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                                          U.S. SYSTEMATIC
                                                                        U.S. LARGE CAP VALUE              LARGE CAP GROWTH
                                                                   -----------------------------   -----------------------------
YEARS ENDED MARCH 31                                                    2006            2005            2006            2005
--------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Investment Operations:
  Net investment income (loss)                                     $     272,042   $     363,112   $       1,377   $      26,492
  Net realized gain (loss)                                             1,864,853       1,535,914         795,200       1,661,538
  Net unrealized appreciation (depreciation)                             445,579         542,896         692,335      (1,198,653)
                                                                   -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from investment operations       2,582,474       2,441,922       1,488,912         489,377
                                                                   -------------   -------------   -------------   -------------
Distributions to Shareholders:
  From net investment income                                            (363,116)       (308,287)        (26,492)             --
  From net realized gains                                                     --              --              --              --
                                                                   -------------   -------------   -------------   -------------
  Total distributions                                                   (363,116)       (308,287)        (26,492)             --
                                                                   -------------   -------------   -------------   -------------
From Capital Share Transactions:
  Proceeds from shares sold
  Class I                                                              6,081,743       6,528,160       3,132,257         240,548
  Class II                                                                    --              --       3,424,053              --
  Class III                                                                   --              --              --              --
  Class IV                                                                    --              --              --              --
  Class R                                                                253,866         584,575         501,618         753,732
  Distributions reinvested
  Class I                                                                313,005         206,894              --              --
  Class II                                                                    --              --          26,492              --
  Class III                                                                   --              --              --              --
  Class IV                                                                    --              --              --              --
  Class R                                                                 50,110         101,393              --              --
  Cost of shares redeemed
  Class I                                                             (3,449,778)     (3,793,816)     (3,624,807)     (3,102,539)
  Class II                                                                    --              --              --              --
  Class III                                                                   --              --              --              --
  Class IV                                                                    --              --              --              --
  Class R                                                             (4,225,956)     (1,814,722)     (4,555,093)     (2,029,789)
Net assets received in conjunction with merger agreement
  Class I                                                                     --              --              --              --
  Class II                                                                    --              --              --              --
  Class IV                                                                    --              --              --              --
                                                                   -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from share transactions           (977,010)      1,812,484      (1,095,480)     (4,138,048)
                                                                   -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets                                1,242,348       3,946,119         366,940      (3,648,671)
Net Assets
  Beginning                                                           24,994,606      21,048,487      10,098,390      13,747,061
                                                                   -------------   -------------   -------------   -------------
  Ending                                                           $  26,236,954   $  24,994,606   $  10,465,330   $  10,098,390
                                                                   =============   =============   =============   =============
  Undistributed net investment income (loss), ending               $     272,037   $     363,111   $       1,377   $      26,492
                                                                   =============   =============   =============   =============
Class I -- Capital Share Activity
  Shares sold                                                            218,484         257,276         208,507          15,848
  Distributions reinvested                                                11,215           7,961              --              --
  Shares redeemed                                                       (125,785)       (148,861)       (220,921)       (199,645)
  Shares received in conjunction with merger agreement                        --              --              --              --
                                                                   =============   =============   =============   =============
  Net Class I Share Activity                                             103,914         116,376         (12,414)       (183,797)
                                                                   =============   =============   =============   =============
  Class II -- Capital Share Activity
  Shares sold                                                                 --              --         209,270              --
  Distributions reinvested                                                    --              --           1,596              --
  Shares redeemed                                                             --              --              --              --
  Shares received in conjunction with merger agreement                        --              --              --              --
                                                                   =============   =============   =============   =============
  Net Class II Share Activity                                                 --              --         210,866              --
                                                                   =============   =============   =============   =============
Class III -- Capital Share Activity
  Shares sold                                                                 --              --              --              --
  Distributions reinvested                                                    --              --              --              --
  Shares redeemed                                                             --              --              --              --
                                                                   =============   =============   =============   =============
  Net Class III Share Activity                                                --              --              --              --
                                                                   =============   =============   =============   =============
Class IV -- Capital Share Activity
  Shares sold                                                                 --              --              --              --
  Distributions reinvested                                                    --              --              --              --
  Shares redeemed                                                             --              --              --              --
                                                                   =============   =============   =============   =============
  Net Class IV Share Activity                                                 --              --              --              --
                                                                   =============   =============   =============   =============
Class R -- Capital Share Activity
  Shares sold                                                              9,217          23,362          31,429          50,204
  Distributions reinvested                                                 1,792           3,912              --              --
  Shares redeemed                                                       (157,044)        (70,407)       (289,950)       (134,105)
                                                                   =============   =============   =============   =============
  Net Class R Share Activity                                            (146,035)        (43,133)       (258,521)        (83,901)
                                                                   =============   =============   =============   =============

                                                                        INTERNATIONAL GROWTH
                                                                   -----------------------------
YEARS ENDED MARCH 31                                                    2006            2005
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Investment Operations:
  Net investment income (loss)                                     $   1,005,448   $     640,795
  Net realized gain (loss)                                            19,987,251      18,736,998
  Net unrealized appreciation (depreciation)                           7,906,288     (10,100,763)
                                                                   -------------   -------------
Net increase (decrease) in net assets from investment operations      28,898,987       9,277,030
                                                                   -------------   -------------
Distributions to Shareholders:
  From net investment income                                                  --        (327,979)
  From net realized gains                                             15,080,798      (2,360,474)
                                                                   -------------   -------------
  Total distributions                                                (15,080,798)     (2,688,453)
                                                                   -------------   -------------
From Capital Share Transactions:
  Proceeds from shares sold
  Class I                                                              6,546,866       6,031,712
  Class II                                                            53,840,583              --
  Class III                                                                   --              --
  Class IV                                                            45,381,290              --
  Class R                                                                670,079         431,257
  Distributions reinvested
  Class I                                                              6,615,202         991,479
  Class II                                                                    --              --
  Class III                                                                   --         995,381
  Class IV                                                             8,221,384         658,803
  Class R                                                                216,270          39,004
  Cost of shares redeemed
  Class I                                                            (13,487,399)    (19,994,044)
  Class II                                                                    --     (15,355,579)
  Class III                                                          (43,546,717)             --
  Class IV                                                           (82,681,011)        (34,895)
  Class R                                                               (999,155)     (7,774,143)
Net assets received in conjunction with merger agreement
  Class I                                                                     --              --
  Class II                                                                    --              --
  Class IV                                                                    --              --
                                                                   -------------   -------------
Net increase (decrease) in net assets from share transactions        (19,222,608)    (34,011,025)
                                                                   -------------   -------------
  Net Increase (Decrease) in Net Assets                               (5,404,419)    (27,422,448)
Net Assets
  Beginning                                                          109,570,794     136,993,242
                                                                   -------------   -------------
  Ending                                                           $ 104,166,375   $ 109,570,794
                                                                   =============   =============
  Undistributed net investment income (loss), ending               $     461,278   $    (263,355)
                                                                   =============   =============
Class I -- Capital Share Activity
  Shares sold                                                            305,670         309,079
  Distributions reinvested                                               340,639          50,049
  Shares redeemed                                                       (646,622)     (1,031,238)
  Shares received in conjunction with merger agreement                        --              --
                                                                   =============   =============
  Net Class I Share Activity                                                (313)       (672,110)
                                                                   =============   =============
  Class II -- Capital Share Activity
  Shares sold                                                          2,488,012              --
  Distributions reinvested                                                    --              --
  Shares redeemed                                                             --        (825,784)
  Shares received in conjunction with merger agreement                        --              --
                                                                   =============   =============
  Net Class II Share Activity                                          2,488,012        (825,784)
                                                                   =============   =============
Class III -- Capital Share Activity
  Shares sold                                                                 --              --
  Distributions reinvested                                                    --          50,425
  Shares redeemed                                                     (1,979,233)             --
                                                                   =============   =============
  Net Class III Share Activity                                        (1,979,233)         50,425
                                                                   =============   =============
Class IV -- Capital Share Activity
  Shares sold                                                          2,059,584              --
  Distributions reinvested                                               422,693          33,340
  Shares redeemed                                                     (3,755,023)         (1,793)
                                                                   =============   =============
  Net Class IV Share Activity                                         (1,272,746)         31,547
                                                                   =============   =============
Class R -- Capital Share Activity
  Shares sold                                                             30,959          22,903
  Distributions reinvested                                                11,347           1,994
  Shares redeemed                                                        (49,170)       (426,253)
                                                                   =============   =============
  Net Class R Share Activity                                              (6,864)       (401,356)
                                                                   =============   =============

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of fourteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds have issued Class I shares ("Class I"), ten Funds have issued Class II shares ("Class II"), one Fund has issued Class III shares ("Class III"), one Fund has issued Class IV shares ("Class IV") and five Funds have issued Retirement shares ("Class R"). No shares have a sales charge. Class R has a distribution fee. All Funds had a shareholder services fee until January 23, 2006. The Funds offering Class R shares are covered in this report.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS
Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bids and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

NON-U.S. CURRENCY TRANSACTIONS
At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy. There were no such forward non-U.S. currency contracts at March 31, 2006.

FUTURES CONTRACTS
Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at March 31, 2006.

OPTIONS CONTRACTS
The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

EQUITY-LINKED SECURITIES
Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING
In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, loose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The market value of securities on loan and the related collateral at the period ended March 31, 2006 were:

FUND                                                MARKET VALUE     COLLATERAL
--------------------------------------------------------------------------------
U.S. Emerging Growth                               $  16,472,615   $  16,937,269
U.S. Small Cap Value                                   1,755,474       1,791,300
International Growth                                   7,261,574       7,590,839

CREDIT FACILITY
The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2007. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended March 31, 2006, the Funds did not borrow against the line of credit.

COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS
Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

Many of the brokers with whom the Investment Adviser places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Funds custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds expenses. The Funds reduce expenses by offsets to custodial and other fees based upon the amount of securities lent to third parties and cash maintained with its custodian. These offset arrangements will have no effect on the amount of fees that the Investment Adviser must waive or expenses that it must otherwise reimburse under the Expense Limitation Agreement.

During the period, the credits used to reduce the Funds expenses were:

                                              CREDIT      DIRECTED     SECURITY
                                             INTEREST     BROKERAGE    LENDING
FUND                                          OFFSET       OFFSET       OFFSET
--------------------------------------------------------------------------------
U.S. Emerging Growth                            11,929       16,252       10,926
U.S. Small Cap Value                           315,317       64,582       28,746
U.S. Large Cap Value                            13,142        7,248        5,155
U.S. Systematic Large Cap Growth                 2,487          252        6,075
International Growth                            63,410      239,010       78,919

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C -- FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

DISTRIBUTIONS TO SHAREHOLDERS
The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

The tax characters of distributions paid during the fiscal year ended March 31, 2006 were as follows:

                                                             DISTRIBUTION PAID FROM:
                                   --------------------------------------------------------------------------
                                                      NET            TOTAL                          TOTAL
                                     ORDINARY      LONG TERM        TAXABLE       TAX RETURN    DISTRIBUTIONS
FUND                                  INCOME      CAPITAL GAIN   DISTRIBUTIONS    OF CAPITAL       PAID(1)
-------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth                         --          7,167           7,167            --            7,167
U.S. Small Cap Value                  2,708,994      5,474,851       8,183,845            --        8,183,845
U.S. Large Cap Value                    363,116             --         363,116            --          363,116
U.S. Systematic Large Cap Growth         26,492             --          26,492            --           26,492
International Growth                  7,292,658      7,788,140      15,080,798            --       15,080,798

The tax characters of distributions paid during the fiscal year ended March 31, 2005 were as follows:

                                                             DISTRIBUTION PAID FROM:
                                   --------------------------------------------------------------------------
                                                      NET            TOTAL                          TOTAL
                                     ORDINARY      LONG TERM        TAXABLE       TAX RETURN    DISTRIBUTIONS
FUND                                  INCOME      CAPITAL GAIN   DISTRIBUTIONS    OF CAPITAL       PAID(1)
-------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth                         --             --              --            --               --
U.S. Small Cap Value                  4,987,214      3,549,423       8,536,637            --        8,536,637
U.S. Large Cap Value                    308,287             --         308,287            --          308,287
U.S. Systematic Large Cap Growth             --             --              --            --               --
International Growth                    327,979      2,360,474       2,688,453            --        2,688,453

As of March 31, 2006 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                            COMPONENTS OF ACCUMULATED EARNINGS/(DEFICIT):
                                  ------------------------------------------------------------------------------------------------
                                  UNDISTRIBUTED  UNDISTRIBUTED                 ACCUMULATED      UNREALIZED            TOTAL
                                    ORDINARY       LONG-TERM    ACCUMULATED    CAPITAL AND     APPRECIATION/        ACCUMULATED
FUND                                 INCOME      CAPITAL GAINS    EARNINGS   OTHER LOSSES(2)  (DEPRECIATION)     EARNING/(DEFICIT)
----------------------------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth                         --             --           --       (7,178,932)       2,555,096(3)        (4,623,836)
U.S. Small Cap Value                  3,951,005      5,498,868    9,449,873               --       24,677,667(4)        34,127,540
U.S. Large Cap Value                    272,037             --      272,037       (4,103,927)       4,927,521(3)         1,095,631
U.S. Systematic Large Cap Growth          1,377             --        1,377       (9,033,883)       1,392,095(3)        (7,640,411)
International Growth                  6,644,280      7,370,286   14,014,566      (20,519,842)      19,221,484(3)        12,716,208

(2) THE FOLLOWING FUNDS HAD NET CAPITAL LOSS CARRYFORWARDS OF APPROXIMATELY:

                                             CAPITAL LOSS                      POST OCTOBER
                                             CARRYFORWARD      EXPIRATION         LOSSES
FUND                                          (IN 000'S)          DATE          (IN 000'S)
-------------------------------------------------------------------------------------------
U.S. Emerging Growth                                1,030    March 31, 2011          --
                                                    6,149    March 31, 2010          --
U.S. Large Cap Value                                4,104    March 31, 2011          --
U.S. Systematic Large Cap Growth                      321    March 31, 2012          --
                                                    2,665    March 31, 2011          --
                                                    6,049    March 31, 2010          --
International Growth                               10,739    March 31, 2011          --
                                                    9,781    March 31, 2010          --

To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended March 31, 2006, the Fund deferred to April 1, 2006, post October capital and currency losses.

(3) THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES.

(4) THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES AND REIT ADJUSTMENTS.

NOTE D -- TRANSACTIONS WITH AFFILIATES

Nicholas-Applegate Capital Management LLC ("NACM") serves as Adviser (the" Adviser") to the Trust. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Funds. The Investment Advisory Fee rates for each of the Funds are listed below.

For the period from April 1, 2005 through January 23, 2006, pursuant to the Administrative and Shareholder Services agreements the Investment Adviser provided operational support services to the Funds and received the following annual fees payable monthly based on average daily net assets of each Fund.

                                      ADVISORY    ADMINISTRATIVE     SHAREHOLDER
FUND                                     FEE       SERVICES FEE     SERVICES FEE
--------------------------------------------------------------------------------
U.S. Emerging Growth                    0.75%          0.12%            0.13%
U.S. Small Cap Value                    0.75%          0.12%            0.13%
U.S. Large Cap Value                    0.45%          0.12%            0.13%
U.S. Systematic Large
Cap Growth                              0.45%          0.15%            0.15%
International Growth                    0.50%          0.25%            0.25%

On January 24, 2006, the Funds entered into a new Administration Agreement. Under the terms of the Administration Agreement, NACM (the "Administrator") provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily assets. As Administrator, NACM bears the cost of various third-party services, including audit, custodial, legal, portfolio accounting, transfer agency and printing costs. The Administrative Fee is charged at the following annual rates:

FUND                                          ADMINISTRATION FEE
----------------------------------------------------------------
U.S. Emerging Growth                                 0.45%
U.S. Small Cap Value                                 0.55%
U.S. Large Cap Value                                 0.36%
U.S. Systematic Large Cap Growth                     0.67%
International Growth                                 0.89%

The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses are limited to certain levels through January 23, 2006. The Investment Adviser will recover expense reimbursements paid to the Funds to the extent of the difference between the Funds' actual expenses (exclusive of taxes, interest and brokerage expenses when they fall below the limit in the year such reimbursement is paid.

The Funds' Management and Administration Fees were as follow:

                                                        4/1/05 TO     1/24/06 TO
FUND                                                     1/23/06        3/31/06
--------------------------------------------------------------------------------
U.S. Emerging Growth                                         1.73%          1.45%
U.S. Small Cap Value                                         1.55%          1.55%
U.S. Large Cap Value                                         1.06%          1.06%
U.S. Systematic Large Cap Growth                             1.37%          1.37%
International Growth                                         1.66%          1.64%

TRUSTEE COMPENSATION
Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,000 each from the Trust, except for the chairman of the Trust who will receive annual compensation of approximately $42,000 from the Trust.

NOTE E -- INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended March 31, 2006 to indicate the volume of transactions in each Fund. The tax cost of securities held at March 31, 2006, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                  GROSS          GROSS
                                                                                UNREALIZED     UNREALIZED
                                        PURCHASES      SALES       TAX COST    APPRECIATION   DEPRECIATION
FUND                                   (IN 000'S)   (IN 000'S)    (IN 000'S)    (IN 000'S)     (IN 000'S)
----------------------------------------------------------------------------------------------------------
U.S. Emerging Growth                  $    15,111   $   24,994    $    8,429   $      2,624    $       (70)
U.S. Small Cap Value                       79,364       62,786       144,266         27,787         (3,391)
U.S. Large Cap Value                       10,020       11,267        21,342          5,242           (315)
U.S. Systematic Large Cap Growth           15,012       16,058         8,997          1,479            (87)
International Growth                      150,843      182,296        93,612         19,639           (417)

Gains and losses resulting from the redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period, the only the International Growth Fund had redemptions-in-kind valued at $114,700,105.

NOTE F -- FINANCIAL INSTRUMENTS

During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Nicholas-Applegate Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios comprising the Nicholas-Applegate Institutional Funds (collectively, the "Funds") at March 31, 2006, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and each of their financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for year ended March 31, 2002 were audited by other independent accountants whose report dated May 1, 2002 expressed an unqualified opinion on those financial highlights.


/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
May 22, 2006

SHAREHOLDER EXPENSE EXAMPLE -- (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

ACTUAL EXPENSES

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return if 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                               BEGINNING ACCOUNT   ENDING ACCOUNT   DURING THE PERIOD*   ANNUALIZED
                                                     VALUE              VALUE       OCTOBER 1, 2005 TO     EXPENSE
                                                OCTOBER 1, 2005    MARCH 31, 2006     MARCH 31, 2006        RATIO
-------------------------------------------------------------------------------------------------------------------
U.S. EMERGING GROWTH -- CLASS R
Actual                                            $   1,000.00      $   1,244.40       $       9.12         1.63%
Hypothetical (5% return before expenses)          $   1,000.00      $   1,016.80       $       8.20         1.63%

U.S. SMALL CAP VALUE -- CLASS R
Actual                                            $   1,000.00      $   1,131.50       $       8.24         1.55%
Hypothetical (5% return before expenses)          $   1,000.00      $   1,017.20       $       7.80         1.55%

U.S. LARGE CAP VALUE -- CLASS R
Actual                                            $   1,000.00      $   1,067.70       $       5.46         1.06%
Hypothetical (5% return before expenses)          $   1,000.00      $   1,019.65       $       5.34         1.06%

U.S. SYSTEMATIC LARGE CAP GROWTH -- CLASS R
Actual                                            $   1,000.00      $   1,091.90       $       7.15         1.37%
Hypothetical (5% return before expenses)          $   1,000.00      $   1,018.10       $       6.89         1.37%

INTERNATIONAL GROWTH -- CLASS R
Actual                                            $   1,000.00      $   1,078.70       $       8.80         1.62%
Hypothetical (5% return before expenses)          $   1,000.00      $   1,016.85       $       8.15         1.62%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO (SHOW IN THE TABLE BELOW); MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD.

SUPPLEMENTARY INFORMATION -- (Unaudited)

NOTE G -- PROXY VOTING (UNAUDITED)

The Investment Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling To obtain free information on how your Funds' securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds' website at www.nacm.com. You may also view how the Fund's securities were voted by visiting the Securities & Exchange Commission's website at www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, by calling the Funds at 1-800-551-8043 and from the SEC's website at http:///www.sec.gov.

ADDITIONAL FEDERAL TAX INFORMATION (UNAUDITED)

The Funds intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each Funds will reported to shareholders on the 2005 Form 1099-DIV.

The amounts which represent income derived from sources within, and taxes paid to non-U.S. countries or possessions of the United States are as follows:

                                                           FOREIGN
                                                            SOURCE
FUND                                                        INCOME    FTC TOTAL:
--------------------------------------------------------------------------------
International Growth                                      1,872,014      171,013

The percentage of ordinary dividends paid by the Funds during the year ended March 31, 2006, which qualify for the Dividends Received Deduction available to corporate shareholders, was:

FUND                                                                 PERCENTAGE:
--------------------------------------------------------------------------------
U.S. Small Cap Value                                                       32.64%
U.S. Large Cap Value                                                      100.00
U.S. Systematic Large Cap Growth                                          100.00
International Growth                                                        1.18

The Funds hereby designate the following approximate amounts as capital gains distributions for the purpose of the Dividends Paid Deduction:

FUND                                                                    AMOUNTS:
--------------------------------------------------------------------------------
U.S. Emerging Growth                                                       7,167
U.S. Small Cap Value                                                   5,474,851
International Growth                                                   7,788,140

QUARTERLY PORTFOLIO SCHEDULE FILING (UNAUDITED)

The Funds provide complete schedules of their holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the schedules appear in the Funds' semiannual and annual reports to shareholders. For the first and third quarters, the Funds file the schedules with the SEC on Form N-Q. Shareholders can look up the Funds' Form N-Q on the SEC's website at www.sec.gov. The Funds' Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330.

TRUSTEE APPROVAL OF MANAGEMENT FEE (UNAUDITED)

Based upon the recommendation of the Contract Committee of the Board of Trustees, a Committee comprised of all of the independent Trustees, the Trustees unanimously approved the continuance of the Investment Advisory Agreement between the Funds and Nicholas-Applegate Capital Management ("Nicholas Applegate") at a meeting held November 11, 2005.

In approving the Investment Advisory Agreement, the Board of Trustees, through its Contract Committee, evaluated a comprehensive package of materials, including performance and expense data for other funds with similar investment objectives/policies that had been provided by an independent organization. Prior to making its recommendation, the Contract Committee reviewed the proposed continuance of the Investment Advisory Agreement with representatives of Nicholas-Applegate and with independent legal counsel who prepared a legal memorandum outlining the legal guidelines for review of the Investment Advisory Agreement. Members of the Contract Committee also met privately with independent legal counsel to discuss the factors they felt were relevant. The factors included:

1. comparative performance data for each of the Funds and other funds with similar investment objectives/policies and to a relevant index;

2. the nature, extent and quality of investment services rendered by Nicholas-Applegate;

3.   the Funds' marketing and sales efforts

4.   payments received by Nicholas-Applegate;

5.   costs borne by Nicholas-Applegate;

6. comparative fee and expense data for each of the Funds and other funds with similar investment objectives/policies;

7. Nicholas-Applegate's policies and practices regarding allocation of portfolio transactions, best price and execution of portfolio transactions, and soft dollar arrangements;

8.   portfolio turnover rates;

9. fall-out benefits, such as research received pursuant to Section 28(e) of the Securities Exchange Act of 1934;

10. fees that Nicholas-Applegate charges its other clients with similar investment objectives/policies;

11. experience and qualifications of each of the members of the portfolio management teams;

The Contract Committee also considered the nature and quality of the services provided by Nicholas-Applegate, their confidence in Nicholas-Applegate's integrity and competence, and Nicholas-Applegate's responsiveness to questions and issues raised by the Trustees, including its willingness to consider and implement changes designed to improve investment and operational results.

In their deliberations, the Contract Committee did not identify any particular information that was controlling, and each member of the Contract Committee attributed different weights to the various factors.

The Contract Committee determined that the fees of the Investment Advisory Agreement between each of the Funds and Nicholas-Applegate were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Contract Committee considered relevant in the exercise of their reasonable judgment.

The Contract Committee also separately discussed the material factors and conclusions that formed the basis for the Contract Committee to recommend to the Board of Trustees approval of the Investment Advisory Agreement for each of the Funds.

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY NICHOLAS-APPLEGATE
The Contract Committee noted that Nicholas-Applegate manages the portfolios of each of the Funds under the direction of the Board of Trustees.
Nicholas-Applegate manages each Fund consistent with each Fund's objectives and policies. Nicholas-Applegate provides each Fund with office space and such other services and personnel as are necessary for its operations.

The Contract Committee considered the scope and quality of services provided by Nicholas-Applegate under the Investment Advisory Agreement. The Contract Committee considered the quality of the investment research capabilities of Nicholas-Applegate and the other services to be provided to the Funds by Nicholas-Applegate, such as selecting broker-dealers for executing portfolio transactions, servicing as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Contract Committee concluded that the nature, extent and quality of the services to be provided by Nicholas-Applegate to the Funds were appropriate and consistent with the terms of the Investment Advisory Agreement and that the Funds' will continue to benefit from services provided under their agreement with Nicholas-Applegate.

COST OF SERVICES
The Contract Committee examined the fee information and expenses for each of the Funds in comparison to information fro other comparable funds as provided by Morningstar. The Contract Committee agreed that overall the Funds' management fees and expense ratios were reasonable in relation to the management fees and expense ratios of the Funds' peer groups selected by Morningstar.

The Contract Committee also reviewed Nicholas-Applegate's management fees for its institutional separate accounts and for its subadvised funds (funds for which the Nicholas-Applegate provides portfolio management services only). In most instances subadvisory and institutional separate account fees are lower than the Funds' management fee. However, the Contract Committee noted that Nicholas-Applegate performs significant additional services to the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. The Contract Committee reviewed the profitability analysis for each Fund and discussed the methodology used by Nicholas-Applegate to assess profitability. They noted that only 3 of the Funds were profitable and found it to be fair and reasonable as compared to similar separate accounts and sub-advised funds managed by Nicholas-Applegate. The Contract Committee also considered Nicholas-Applegate's proposal to lower and restructure the fees and expenses of the Funds in order to increase the competitive position of the Funds in the institutional marketplace thereby positioning them for growth.

The Contract Committee concluded that the management fees and other compensation to be paid by the Funds to Nicholas-Applegate were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees that Nicholas-Applegate charges to other clients, and that the estimated overall expense ratio of the Funds, taking into account the agreed upon fee reduction and restructuring and the Funds' expense offset arrangements with its brokers, custodian and third party services providers, was comparable to or more favorable than the mean or median expense ratios of their peers.

INVESTMENT RESULTS
The Contract Committee considered the investment results of each of the Funds as compared to investment companies with similar investment objectives and policies as determined by Morningstar and with relevant securities indices. In addition to the information received by the Contract Committee for their meeting, Nicholas-Applegate provides detailed performance information for each Fund at each regular meeting of the Board of Trustees during the year. At the meeting of the Contract Committee, the members reviewed information showing absolute and relative performance of each Fund over 1-year, 3-year, and 5-year periods.

US EMERGING GROWTH FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 2000 Growth Index. The comparative information showed the Fund was at the top of its peer group and had outperformed the Index for the 1-year period, but had underperformed in the 3-year and 5 year periods. The Contract Committee concluded that the Fund's relative performance over time had been satisfactory.

US SMALL CAP VALUE FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 2000 Value Index. The comparative information showed the Fund had underperformed relative to its peers but outperformed the Index in the 1-year period and had outperformed both the peer group and the Index for the 3-year period. Based on their review, the Contract Committee concluded the Fund's relative performance over time had been satisfactory.

US LARGE CAP VALUE FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 1000 Value Index. The comparative information showed the Fund underperformed both its peers and the Index in the 1-year period and outperformed its peer group in the 3-year and 5-year periods yet underperformed relative to the Index. Based on their review, the Contract Committee concluded the Fund's relative investment performance over time had been satisfactory.

US SYSTEMATIC LARGE CAP GROWTH FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 1000 Growth Index. The comparative information showed the Fund had underperformed its peer group yet outperformed the Index for the 1-year period, and underperformed both its peers and the Index in the 3-year and 5-year periods. In early 2004, Nicholas-Applegate changed portfolio manager teams from one focusing on a traditional approach to one that followed a quantitative approach that relied on analytical investment models prepared by the team. Since that time, the Fund has outperformed the Index. The Contract Committee considered Nicholas-Applegate's change in the Fund's portfolio management team and the relative performance of the Fund since the change. Based on their review, the Contract Committee concluded that, although the Fund's relative performance over time had compared unfavorably to its peers, Nicholas-Applegate was addressing the Committee's concerns about investment performance and retained confidence in Nicholas-Applegate's overall capabilities to manage the Fund.

INTERNATIONAL GROWTH FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the MSCI EAFE Index. The comparative information showed the Fund had outperformed the Index and its peer group for the 1-year period and underperformed the Index yet outperformed its peers in the 3-year period and underperformed relative to the Index and peer group in the 5-year period and concluded to approve the Investment Advisory Agreement. The Contract Committee considered the change in Lead Portfolio Managers, the addition of two new analysts late 2004, and ongoing enhancement of its investment process. Based on their review, the Contract Committee concluded that, although the Fund's relative performance over time had compared unfavorably to its peers and the Index, Nicholas-Applegate was addressing the Committee's concerns about investment performance and retained confidence in Nicholas-Applegate's overall capabilities to manage the Fund.

INVESTMENT ADVISORY FEE AND OTHER EXPENSES
The Contract Committee considered the investment advisory fee paid by each Fund. The Contract Committee recognized that it is difficult to make comparisons of investment advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Contract Committee also considered the fees that Nicholas-Applegate charges other clients with similar investment objectives/policies, Nicholas-Applegate acts as sub-adviser to several open-end and closed-end registered investment companies, non-US investment companies, and investment adviser for separately managed institutional investor accounts. For funds where Nicholas-Applegate acts as sub-adviser, the investment advisory fee for those funds is lower. For separately managed accounts where Nicholas-Applegate acts as investment adviser, the investment advisory fee is comparable and in some cases higher. Representatives of Nicholas-Applegate reviewed with the Contracts Committee the significant differences in the scope of services provided and financial commitments and risks involved in managing the various types of accounts.

The Contract Committee also considered the total expense ratio for each Fund in comparison to their respective peers.

US EMERGING GROWTH FUND. The peer group consisted of funds with net assets, on average, of $34 million compared with $25 million for the Fund. The information showed that the Fund's investment advisory fee was less than the peer group median, gross expense ratio slightly higher than the peer group average, and net expense ratio higher than the peer group median although it was not the highest one in the group. Nicholas-Applegate explained the gross expense ratio was very favorable to that of the peer group but the other advisers had waiver and/or reimbursed more than Nicholas-Applegate. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of quality of services and other factors considered.

US SMALL CAP VALUE FUND. The peer group consisted of funds with net assets, on average, of $108 million compared with $78 million for the Fund. The information showed that the Fund's investment advisory fee was lower than its peer group median and its net expense ratio was higher than its peer group median but it was not the highest in the group.

Nicholas-Applegate explained that the Fund's higher than average net expense ratio was a product of its lower than average net asset base and that it expected the expense ratio to decrease as assets increased. The Contract Committee concluded that the expense ratio was acceptable in light of the quality of services offered and other factors considered.

US LARGE CAP VALUE FUND. The peer group consisted of funds with net assets, on average, of $30 million compared with $16 million for the Fund. The information showed that the Fund's investment advisory fee was lower than its peer group and its net expense ratio was slightly lower (8 basis points) to its peer group median. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services offered and other factors considered.

US SYSTEMATIC LARGE CAP GROWTH FUND. The peer group consisted of funds with net assets, on average, of $22 million compared with $11.6 million for the Fund. The information showed that the Fund's investment advisory fee was well below the peer group median, gross expenses were above the peer group median, and net expenses were higher (9 basis points) than the peer group median. Nicholas-Applegate explained that the Fund's gross expense ratio were higher to that of the peer group given smaller asset size and other advisers had waived and/or reimbursed more than Nicholas-Applegate. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services and other factors considered.

INTERNATIONAL GROWTH FUND. The peer group consisted of funds with net assets, on average, of $115 million compared to $37 million for the fund. The information showed that the Fund's investment advisory fee was higher (7 basis points) than the peer group and its net and gross expense ratios were essentially equivalent to the peer group average. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services offered and other factors considered.

ECONOMIES OF SCALE
The Contract Committee noted that the investment advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. However, the Contract Committee did note that overall fees paid to Nicholas-Applegate (investment advisory, administration, and shareholder service) contain the functional equivalent of breakpoints through four to five different share classes that reduce the fees paid to Nicholas-Applegate based on the asset level of the account. The Contract Committee recognized that the existing fee structure is consistent with the institutional nature of the Funds and of Nicholas-Applegate's business, which caters to large institutional investors (e.g. pension plans, endowments, public funds). Having taken these factors into consideration, the Contract Committee believed the Funds' current multiple share class fee structure establishes a reasonable basis for realizing economies of scale for the Funds which may exist when assets increase. At current asset levels, the Contract Committee also noted that the Funds have not realized any economies of scale in respect to other expenses.

CORPORATE GOVERNANCE -- (UNAUDITED)

NAME, ADDRESS (1)
AGE                               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND        OTHER DIRECTORSHIP HELD BY TRUSTEE
LENGTH OF TIME SERVED (2)         NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

GEORGE F. KEANE                   PRINCIPAL OCCUPATIONS: President Emeritus and founding Chief Executive Officer,
(76)                              The Common Fund (1971-1993); and Endowment Advisors (1987-1999) (organizations
Chairman of the Board & Trustee   that provide investment management programs for colleges and universities)
Since August 2004
                                  OTHER DIRECTORSHIPS HELD: Director, Bramwell Funds (since 1994); Director,
                                  Longview Oil & Gas (since 2000); Director, Security Capital U.S. Real Estate
                                  (since 1997); Director, The Universal Bond Fund (since 1997); Director,
                                  Universal Stainless & Alloy Products Inc. (since 1994); Director, United Water
                                  Services and affiliated companies (1996-2000); Director, and former Chairman of the Board, Trigen Energy Corporation (1994-2000); Trustee, Nicholas-Applegate
                                  Mutual Funds (1994-1999).

                                  NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

WALTER E. AUCH                    PRINCIPAL OCCUPATIONS: Retired; prior thereto, Chairman and CEO of Chicago Board
(85)                              of Options Exchange (1979-1986); Senior Executive Vice President PaineWebber,
Trustee                           Inc.
Since May 1999
                                  OTHER DIRECTORSHIPS HELD: Trustee, LLBS Funds (since 1994 and Brinson
                                  Supplementary Trust (since 1997); Director, Thompson Asset Management Corp
                                  (1987-1999; Director, Smith Barney Trak Fund (since 1992) and Smith Barney
                                  Advisors (since 1992); Director, PIMCO Advisors L.P (since 1994); Director,
                                  Banyon Realty Trust ( 1988-2002), Banyon Mortgage Investment Fund ( 1989-2002)
                                  and Banyon Land Fund II (since 1988); Director, Express America Holdings Corp
                                  (1992-1999); Director, Legend Properties, Inc. (1987-1999); Director, Senele
                                  Group (since 1988); Director, Fort Dearborn Income Securities, Inc. (1987-1995);
                                  Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Geotek
                                  Industries, Inc. (1987-1998).

                                  NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

DARLENE DEREMER                   PRINCIPAL OCCUPATIONS: Partner, Grail Partners LLC (since 2005); Managing
(50)                              Director, Putnam Lovell NBF Private Equity (2004-2005); Managing Director,
Trustee                           NewRiver E-Business Advisory Services Division (2000-2003); Prior to, President
Since May 1999                    and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (1987-2003); Vice President and Director, Asset
                                  Management Division, State Street Bank and Trust Company, now referred to as
                                  State Street Global Advisers, (1982-1987); Vice President, T. Rowe Price &
                                  Associates (1979-1982); Member, Boston Club (since 1998); Member, Financial
                                  Women's Association Advisory Board (since 1995); Founder, Mutual Fund Cafe
                                  Website.

                                  OTHER DIRECTORSHIPS HELD: Founding Member and Director, National Defined
                                  Contribution Council (since 1997); Trustee, Boston Alzheimer's Association
                                  (since 1998); Director, King's Wood Montessori School (since 1995); Editorial
                                  Board, National Association of Variable Annuities (since 1997); Director,
                                  Nicholas-Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee,
                                  Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund
                                  Group (since 1994-2000); Director, Nicholas-Applegate Southeast Asia Fund, Ltd.
                                  (since 2004).

                                  NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

JOHN J. MURPHY                    PRINCIPAL OCCUPATIONS: Founder and senior principal, Murphy Capital Management
(62)
Trustee                           OTHER DIRECTORSHIPS HELD: Director, Smith Barney Multiple Discipline Trust;
Since September 2005              Director, Barclays International Funds Group Ltd. and affiliated companies.

                                  NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

INTERESTED TRUSTEES:

HORACIO A. VALEIRAS               PRINCIPAL OCCUPATIONS: Managing Director (since 2004) and Chief Investment
(47)                              Officer. Nicholas-Applegate Capital Management, Nicholas-Applegate Securities
President & Trustee               (since 2002); Managing Director of Morgan Stanley Investment Management, London
Since August 2004                 (1997-2002); Head of International Equity and Asset Allocation, Miller Anderson
                                  & Sherred; Director and Chief of Investment Strategies, Credit Suisse First
                                  Boston.

                                  OTHER DIRECTORSHIPS HELD: Trustee, The Bishops School (since 2002); Trustee, San
                                  Diego Rowing Club (since 2002).

                                  NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

NAME, ADDRESS (1)
AGE                               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND        OTHER DIRECTORSHIP HELD BY TRUSTEE
LENGTH OF TIME SERVED (2)         NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
OFFICERS:

CHARLES H. FIELD, JR.             PRINCIPAL OCCUPATIONS: General Counsel, Nicholas-Applegate Capital Management,
(50 )                             Nicholas-Applegate Securities LLC, Nicholas-Applegate Holdings LLC (since
Secretary and Chief Compliance    February 2004), Deputy General Counsel, Nicholas-Applegate Capital Management,
Officer                           LLC (1996-2004).
Since May 2002
                                  OTHER DIRECTORSHIPS HELD: NA

                                  NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

THOMAS MUSCARELLA                 Principal Occupations: Vice President, Director of Mutual Fund Operations (since
(50)                              1998).
Treasurer
Since May 2005                    OTHER DIRECTORSHIPS HELD: NA

                                  NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

(1)  UNLESS OTHERWISE NOTED, THE ADDRESS OF THE TRUSTEES AND OFFICERS IS C/O:
     NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, 600 WEST BROADWAY, 32ND FLOOR, SAN DIEGO, CALIFORNIA 92101.
(2) EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HER OR HIS SUCCESSOR IS ELECTED.

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

                      (This page intentionally left blank)

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                            George F. Keane, CHAIRMAN

                                 Walter E. Auch

                               Darlene T. DeRemer

                                 John J. Murphy

                               Horacio A. Valeiras


                                    OFFICERS

                         Horacio A. Valeiras, PRESIDENT

                        Charles H. Field, Jr., SECRETARY

                          Thomas Muscarella, TREASURER


                               INVESTMENT ADVISER

                      Nicholas-Applegate Capital Management


                                   DISTRIBUTOR

                          Nicholas-Applegate Securities


                                    CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers


                                 TRANSFER AGENT

                          UMB Fund Services Group, Inc.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]
Nicholas-Applegate Securities, Distributor

                                                                      ANN0306RET


[A COMPANY OF ALLIANZ GLOBAL INVESTORS LOGO]

                                                               600 West Broadway
                                                     San Diego, California 92101
                                                                    800.551.8043

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
(b) The registrant has adopted a code of ethics that is reasonably designed to defer wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code;
    and
(5) Accountability for adherence to the code.



(c) There have been no amendments, during the period covered by this Report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of weather these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(e) Not applicable.
(f) (1) A copy of the code of ethics referenced in Item 2(a) of this Form N-CSR is filed as Exhibit 12(a)(1) of this Form N-CSR.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
   (2) The following independent Trustees have been designated as audit committee financial experts by the Board of Trustees:
       George F. Keane, Walter E. Auch, Darlene T. DeRemer and John J. Murphy. Messrs. Keane, Auch and Murphy and Ms. DeRemer are "independent" as defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES
        The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $239,266.00 for 2006 and $251,300.00 for 2005.

(b)	AUDIT-RELATED FEES
        Not applicable.

(c) 	Tax Fees
        The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $45,840.00 for 2006 and $29,670.50 for 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;
        (ii) U.S. federal, state, local and Mauritius entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.



 (d)	 All Other Fees
	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $17,730.00 for 2006 and $10,300.00 for 2005.
        These services consisted of review of ownership changes for the NAIF Funds and consulting services related to preparation of 382 limit calculation.

(e)	(1) The registrant has adopted pre-approval policies and procedures consistent with Rule 2-01(c) (7) of Regulation S-X.
        The policies and procedures allow for
        the pre-approval of the following non-audit services: consultations on GAAP and/or financial statement disclosure matters not exceeding $25,000/year;
        consultations on tax accounting matters not exceeding $25,000/year; review of annual excise distribution provisions not exceeding $15,000/year;
        and, various regulatory and tax filings in foreign jurisdictions
        (such as India, Taiwan and Venezuela) not exceeding $25,000/year.
        The policies and procedures require quarterly reporting to the Audit Committee of all such services performed and related fees billed pursuant to the policies and procedures.
       (2) The percentage of services described in each of paragraphs
       (b) through (d) of this Item that were approved by the Audit
        Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows:

       (b) Not applicable.
       (c) 100%
       (d) Not applicable.

(f) If greater than 50% The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.


(g)  	The aggregate non-audit fees billed by the registrant's  accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2005.


(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
        S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
        FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
        MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSE-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

Item 11(a) The registrant's principal executive and financial officers have concluded that the registrant's disclosure controls and procedures
(as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") are effective, as of a date within 90 days of the filing date of the report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1933, as amended.

Item 11(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) The registrant's code of ethics that is the subject of the disclosure required by Item 2 is filed as Exhibit 12(a) (1)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) is filed as Exhibit 12(a) (2).

(b) The certifications required by Rule 30a-2(b) under the Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached as exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Nicholas-Applegate Institutional Funds
 -------------------------------------

By (Signature and Title)

/s/ Horacio A. Valeiras
=======================
Horacio A. Valeiras

Title: President (Principal Executive Officer) and Trustee

Date: June 14, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By (Signature and Title)

/s/ Chris Siriani
=======================
Chris Siriani

Title: Treasurer (Principal Financial Officer and Principal Accounting Officer)



Date: June 14, 2006

* Print name and title of each signing officer under his or her signature.